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                                                      PEGASUS FUNDS
                                               Strength in Investing

ANNUAL REPORT

December 31, 1996


PEGASUS FUNDS

                              TABLE OF CONTENTS

  1   Letter to Shareholders
  2   Management's Discussion and Analysis
 39   Statements of Assets and Liabilities
 45   Statements of Operations
 48   Statements of Changes in Net Assets
 55   Portfolios of Investments
157   Notes to Financial Statements
177   Financial Highlights
197   Report of Independent Public Accountants

Pegasus Funds are not bank deposits or obligations of, or guaranteed or endorsed by First Chicago NBD Corporation or any of its affiliates, and are not federally insured or guaranteed by the U.S. government, FDIC, or any governmental agency. Investment in the Funds involves risks, including the possible loss of principal.

Pegasus Funds
(800) 688-3350

INVESTMENT ADVISER

First Chicago NBD Investment Management
   Company (FCNIMCO)
Three First National Plaza, MS 0334
Chicago, IL 60670-0334

DISTRIBUTOR

BISYS Fund Services
3435 Stelzer Road
Columbus, OH 43219

THIS REPORT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS UNLESS PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

                                                                 Pegasus Funds
                                                       Management's Discussion
------------------------------------------------------------------------------

Dear Shareholders:

1996 has been a year of positive change as the former Prairie Funds and Woodward Funds were combined into the new Pegasus Funds family.

As of year end 1996, the Pegasus Funds are comprised of 26 funds with over $13 billion in assets, which places the funds' complex among the 50 largest in the U.S. in total assets.

We know that the fund merger process may have been confusing at times. Many of you underwent proxy solicitations, changes in statement formats, or were otherwise affected. We want to thank you for your cooperation and understanding.

With the merger behind us, we are confident that our new, larger fund family will provide our shareholders with many benefits: more fund choices, enhanced shareholder services, and even greater depth and talent with the fund manager ranks of FCNIMCO, the funds' investment advisor.

Thank you for your continued support.

/s/ Marco Hanig
Marco Hanig
Managing Director,
First Chicago NBD Investment Management Company
------------------------------------------------------------------------------

Market Commentary:

Asset allocation was a critical component of investment performance in 1996. The stock market continued its march to record territory as the Standard & Poor's 500 Index returned 23.0% for the year. This outstanding return combined with the 37.5% return of 1995 marks the strongest back-to-back performance in decades. The bond market on the other hand, was relegated to the sidelines as moderate economic growth generated inflationary concerns forcing interest rates higher along the entire yield curve.

Equity Highlights

Within the equity markets several trends were evident during 1996. Large capitalization technology stocks again turned in outstanding gains. The financial services industry performed well as the banking industry continued to consolidate and specialty finance companies prospered. Energy stocks, particularly those of smaller companies, did well by responding favorably to steadily firming oil and natural gas prices. The poorest performing industry was utilities, as both electric and telephone utility stocks did poorly reflecting the uncertainty brought on by deregulation. In addition, consumer durable stocks meaningfully lagged the market based on sluggish demand trends for autos and appliances. The year was marked by the continuation of strength from momentum oriented investment styles early in the year. The market became somewhat more broad-based and valuation oriented later in the year after a mid-year rotation pounded the small-cap growth sector. As the year ended, large capitalization stocks clearly were the market leaders with smaller issues lagging.

Fixed Income Highlights

Interest rates were fairly volatile during 1996 with the 30-year U.S. Treasury yield beginning the year at 5.96%, reaching a high of 7.19% in July before falling back to 6.64% at year-end. Investors' thirst for yield continued throughout the year producing strong demand for "spread" products such as mortgage-backed securities, corporates and asset-backed securities. Corporate spreads in particular have reached exceptionally narrow levels allowing for limited upside potential.

With the presidential elections behind us and discussions of tax reform off the front page, the municipal market recovered most of its "oversold" position and returned to more normal relative yield levels. The municipal market outperformed the investment grade taxable fixed income market on a relative (tax adjusted) and absolute basis. The relative cheapness of the tax-exempt market versus taxable securities attracted demand from property and casualty companies and "crossover" buyers which helped to absorb new issue volume of nearly $185 billion. General obligation bonds provided the best performance for the year followed by the revenue sector and specifically hospital bonds.

We believe the Pegasus Funds provide a solid foundation for meeting your investment goals and we thank you for your continued confidence in selecting us as your investment advisor.

Sincerely,

/s/ George F. Abel
George F. Abel
Chief Investment Officer,
First Chicago NBD Investment Management Company

Pegasus Funds
Management's Discussion and Analysis
Managed Assets Funds
-----------------------------------------------------------------------------
An Interview with Claude Erb
Portfolio Manager
-----------------------------------------------------------------------------

Q. Last year was a great year for the stock market, how did the funds do?

The Managed Assets Conservative Fund returned 10.43% (I Shares) for the year ended December 31, 1996. The Managed Assets Balanced Fund returned 13.04% (I Shares) for the year ended December 31, 1996. Because both funds had a significant weighting in bonds, they trailed the strong performance of the S&P 500 Index which returned 23.0% for the year.

Q. Why do you believe U.S. stocks were so strong in comparison to other markets in 1996?

A few factors contributed to this performance. The first was the better than expected economic conditions in the U.S. Moderate economic growth and inflation allowed companies to have better than expected earnings, and allowed valuations to drift up. Second, and maybe more importantly, we saw a flood of money into domestic stock mutual funds. This money was put to work in the stock market and was a constant source of support for the market. At the moment all of these factors remain in place, but we are monitoring potential changes in the market regime.

Q. What in particular drove the funds' performance?

There were two offsetting factors driving the funds' performance. The positive factor was strong security selection within the portfolios. Our investments in bonds, large cap value and smaller capitalization U.S. stocks, and international equities all outperformed their respective benchmarks. However this was offset by our underweighting large capitalization U.S. equities, like those found in the S&P 500 Index.

Q. How were the portfolios' assets allocated throughout the year?

At the macro level we were underweight in equities and overweight in bonds through much of the year. The U.S. bond market, as measured by the Lehman Aggregate Bond Index, returned only 3.62% in 1996. Within the funds' equity sector we were overweight in large capitalization value stocks, and correspondingly underweight large capitalization growth stocks. In addition we emphasized international stocks which trailed the U.S. market in 1996.

Q. What is your outlook for the year ahead?

We are unlikely to see a repeat of the strong performance for the U.S. equity markets. Relatively high valuations and slowing profit growth could hold back returns for the year. We are more enthusiastic about the prospects for the overseas equity markets. In particular we believe the emerging markets should outperform domestic equities. On the interest rate front we do not expect much change in interest rates in 1997, which contrasts greatly with 1996 where we saw the yield on the 30 year U.S. government bond increase from 5.96% to 6.64%.

Q. How have you positioned the fund to take advantage of your outlook?

In light of our cautious stance on the domestic stock market we remain underweight in U.S. stocks. Within the domestic equity sector we think that relative valuations favor value stocks over growth stocks, and we have positioned the portfolio accordingly. We have also overweighted international stocks in the portfolio, and they could play catch-up to the U.S. market in the coming year. Corresponding to our underweight in equities, we are overweight in fixed income instruments. We believe relatively stable interest rates should allow the fund to reap returns on bonds in line with their current yields.

Q. How has the ability to invest in other Pegasus funds changed the way you manage the funds?

This is a very exciting development for us. The ability to invest in other Pegasus funds will allow us to directly access the skills of other Pegasus fund managers. This will streamline our investment process, and make for consistent investment results. It also allows us to efficiently manage the new Pegasus Managed Assets Growth Fund which will be structured like the other two funds, but will be more heavily invested in equities versus fixed income securities.

                       Growth of $10,000 Invested in the
                 Pegasus Managed Assets Conservative Fund, the
           S&P 500 Index* and Lehman Brothers Aggregate Bond Index**

                                   [ GRAPH ]

                   PEGASUS MANAGED ASSETS CONSERVATIVE FUND

DATE              A-Shares(1)   S&P 500(2)    Lehman(2)
  01/23/86            9500        10000        10000
                      9714        11820        10848
                     10195        12516        10975
                     10288        11643        11235
12/86                10789        12293        11601
                     11416        14917        11792
                     11524        15665        11582
                     11603        16698        11266
12/87                10681        12936        11921
                     11515        13672        12371
                     11924        14583        12516
                     12118        14631        12766
12/88                12577        15079        12861
                     12955        16146        13006
                     13882        17569        14043
                     14560        19447        14202
12/89                14973        19846        14729
                     14880        19249        14611
                     15431        20460        15145
                     14722        17651        15274
12/90                15399        19232        16047
                     16535        22022        16494
                     16984        21971        16760
                     18219        23143        17712
12/91                19115        25079        18610
                     19254        24446        18372
                     19783        24910        19115
                     20616        25695        19936
12/92                20783        26986        19988
                     21795        28164        20814
                     22039        28299        21366
                     22678        29029        21923
12/93                22842        29701        21935
                     21803        28577        21305
                     21863        28696        21086
                     22408        30097        21215
12/94                22404        30092        21296
                     23604        33019        22370
                     25353        36166        23734
                     26805        39038        24201
12/95                28314        41386        25231
                     28932        43608        24781
                     29395        45562        24923
                     29951        46971        25382
12/96                31176        50883        26143

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An 'A' shareholder investment at the original 4.5% sales charge is currently valued at $31,340.

       Average Annual Total Return         Inception    One     Five    Ten      Since
            Through 12/31/96                  Date      Year    Year    Year   Inception
       ---------------------------         ---------    ----    ----    ----   ---------
Pegasus Managed Assets Conservative Fund
A Shares with 5.00% Load                    1/23/86     4.60%   9.15%  10.63%    10.95%((1))
S&P 500 Index*                              1/23/86    22.95%  15.20%  15.26%    16.03%
Lehman Brothers Aggregate Index Bond**      1/23/86     3.62%   7.03%   8.46%     9.18%

(1) Return for an 'A' shareholder who invested at the original 4.5% sales charge was 11.00%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

 * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                       Growth of $10,000 Invested in the
                 Pegasus Managed Assets Conservative Fund, the
           S&P 500 Index* and Lehman Brothers Aggregate Bond Index**

                                   [ GRAPH ]


            PEGASUS MANAGED ASSETS CONSERVATIVE FUND

DATE                I-Shares    B-Shares(1)  S&P 500(2) Lehman Bond(2)
03/03/95             10000        10000        10000        10000
3/95                 10194        10194        10295         9130
6/95                 10961        10927        11276        10706
9/95                 11591        11535        12171        10917
12/95                12255        12161        12904        11382
3/96                 12547        12405        13597        11179
6/96                 12756        12578        14206        11242
9/96                 12999        12760        14645        11450
12/96                13533        12853        15865        11793

(1) Includes contingent deferred sales charge of 4.00%.
(2) Excludes expenses.

       Average Annual Total Return         Inception    One      Since
            Through 12/31/96                  Date      Year   Inception
       ---------------------------         ---------    ----   ---------
Pegasus Managed Assets Conservative Fund
I Shares                                     3/3/95    10.43%    18.01%
B Shares with 4.00% CDSC                     3/3/95     4.97%    14.65%
S&P 500 Index*                               3/3/95    22.95%    28.68%
Lehman Brothers Aggregate Bond Index**       3/3/95     3.62%     9.43%

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

 * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                       Growth of $10,000 Invested in the
                    Pegasus Managed Assets Balanced Fund and a 60% S&P 500 Index*; 40% Lehman Brothers Aggregate Bond Index** Blend

                                   [ GRAPH ]

                           MANAGED ASSETS BALANCED

DATE               A-Shares(1)  I-Shares     Index Blend(2)
  12/31/93            9500        10000        10000
                      9245         9732         9657
6/94                  9226         9712         9643
                      9425         9921         9951
12/94                 9310         9800         9967
                      9921        10443        10749
6/95                 10531        11085        11624
                     10975        11552        12268
12/95                11466        12070        12922
                     11732        12350        13241
6/96                 11957        12587        13627
                     12329        12976        13987
12/96                12956        13644        14855

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An 'A' Shareholder investment at the original 4.50% sales charge is currently valued at $13,024.

             Average Annual Total Return               Inception    One      Since
                  Through 12/31/96                        Date      Year   Inception
             ---------------------------               ---------    ----   ---------
Pegasus Managed Assets Balanced Fund
I Shares                                                 1/1/94    13.04%    10.91%
A Shares with 5.00% Load                                 1/1/94     7.35%     9.02%(1)
B Shares with 5.00% CDSC                                8/26/96      N/A      2.29%
60% S&P 500 Index* and 40% Lehman Brothers Aggregate     1/1/94    14.96%    13.86%(2)
Bond Index**

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 9.21%.
(2) Index return since 8/26/96 was 9.12%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

 * The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

** The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

Pegasus Funds
Management's Discussion and Analysis
Equity Income Fund
-----------------------------------------------------------------------------
An Interview with Chris Gassen and Richard Neumann
Portfolio Managers
-----------------------------------------------------------------------------

Q. How did the Equity Income Fund perform in 1996?

We are pleased to report that your Equity Income Fund had a good year. We continued to participate in the exuberant market environment. Our results exceed most equity income mutual funds as measured by Lipper Analytical Services. However, as expected, we lagged the S&P 500 Index for 1996.

Q. You say you expected to lag the S&P 500 Index? Why should I invest in such a Fund?

Our primary objective is to earn a high current yield on our investments. Thus, we own companies which on average pay out more of their earnings stream in the form of dividends rather than reinvesting those earnings in the business. Equity income portfolios like ours tend to be more conservative than the market and lag in "hot" periods like we had in 1996. Investors should keep in mind that recent market returns are clearly above average relative to the market's long-term average and are not "the norm". While we usually lag on the upside during hot markets, we typically provide more cushion on the downside. Over the years, this fund has been an excellent vehicle for conservative investors to earn very competitive returns with below market risk and high current income versus other equity funds.

Q. That sounds reasonable. Could you be more specific about 1996 though?

Last year we performed well in three areas where we had large stock concentrations: finance, energy, and consumer non-durables. Our finance stocks rose 27 percent on average in 1996. Many were purchased this year and helped to add nearly 200 basis points to our total portfolio return. Our best performer was Home Beneficial Corp., a life insurer which was acquired by American General and rose over 50 percent. In the energy sector, rising oil and gas prices helped boost our stocks to a 25 percent average return last year. Consumer non-durable issues were also strong with stocks like Warner Lambert rising over 50 percent and Unilever up over 30 percent. We note that our portfolio did not benefit from the surge in technology stocks last year, which was a primary reason we lagged the market. Technology is an area where we rarely invest because these stocks typically pay little or no dividends.*

Q. What do you see for 1997?

We usually don't speculate about what the near term holds since we try to invest for the long run. We remain committed to maintaining our disciplined investment approach based on sensible valuations of good businesses. This is a real challenge today where professional money managers are under constant pressure to "outperform" and reach somebody's top ten list with dazzling short-term results. Indeed, quick and easy profits have become the normal expectation for many investors with stocks representing merely pieces of paper to trade rather than an ownership interest in an ongoing business. Federal Reserve Chairman Greenspan recently used the term "irrational exuberance" when describing investors' appetite for stock. We would use the term "speculation". In this environment, we firmly believe that our patient investment style based on sound sensible valuations will be more rewarding over the long haul. While our investments in the Equity Income Fund are not "hot concepts", they are financially solid and sensibly priced. We look forward to the challenging months ahead. Thanks for your continued confidence.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                      Pegasus Equity Income Fund and the
                          Russell 1000 Value Index*

                                  [ GRAPH ]

                          PEGASUS EQUITY INCOME FUND

DATE             A-Shares(1)   B-Shares(2)    I-Shares  R1000 Value(3)
  01/27/95            9500        10000        10000        10000
                      9951        10457        10476        10644
6/95                 10692        11219        11264        11597
                     11521        12068        12154        12611
12/95                12329        12894        13027        13441
                     12907        13479        13661        14209
06/96                13076        13622        13846        14454
                     13476        14012        15416        14874
12/96                14706        14849        15576        16358

(1) Includes maximum sales charge of 5.00%.
(2) Includes contingent deferred sales charge of 4.00%.
(3) Excludes expenses.
(4) An 'A' shareholder investment at the original 4.50% sales charge is currently valued at $14,783.

Average Annual Total Return   Inception    One      Since
      Through 12/31/96           Date      Year   Inception
---------------------------   ---------    ----   ---------
Pegasus Equity Income Fund
I Shares                       1/27/95    19.58%     25.83%
A Shares with 5.00% Load       1/27/95    13.32%     22.10%((1))
B Shares with 4.00% CDSC       1/27/95    14.27%     22.75%
Russell 1000 Value Index*      1/27/96    21.64%     29.11%

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 22.47%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Russell 1000 Value Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average value orientation.

Pegasus Funds
Management's Discussion and Analysis
Growth Fund
-----------------------------------------------------------------------------
An Interview with Jeffrey Beard
Portfolio Manager
-----------------------------------------------------------------------------

Q. 1996 was a good year for equity markets. How well did the Pegasus Growth Fund perform?

The total return for the Growth Fund exceeded the return of the average growth fund manager as determined by Lipper Analytical Services. And although the Fund managed to keep pace with the market through the first nine months of the year, matching the 13.5% return before adjusting for fees, the market's strong advance in the final quarter was difficult to keep pace with. This is partially attributable to the market's strong contribution in the quarter from the energy and utility sectors -- these are typically characterized as more defensive in nature and usually are under represented in growth funds because of their lackluster growth profiles.

Q. Given the environment, how did you approach the market?

The Fund continues to be managed with a long view belief in a slow growth, contained inflation, global economic backdrop. Within this framework, the Fund has sought opportunities where fundamentals and earnings momentum are firmly in place, expectations are rising, the company is in solid financial shape, and, all else equal, where the valuations are still reasonable. At the same time, the Fund remains diversified in its holdings.

Q. Which sectors did you emphasize?

Healthcare and capital goods were two areas of emphasis. These sectors have traditionally demonstrated the most consistent and predictable growth at this stage of the economic cycle, particularly important when visibility of earnings is awarded a premium by investors. Technology was also emphasized, in large part due to the superior growth in demand for new products and services driving topline growth.

Q. What is your outlook for 1997, and given this outlook, how has the Fund been positioned?

Not much has changed. Earnings expectations, although more reasonable, continue to look somewhat swollen, and could result in disappointment and poor stock performance. Similarly, inflation, which has remained benign over the last several months, may be the cause of some nervousness over the next several months, but should remain controlled. In anticipation of this, the Fund has been reducing its exposure to the financial sector, and emphasizing multinational growth and higher quality growth companies in portfolio construction.

                       Growth of $10,000 Invested in the
                            Pegasus Growth Fund and
                           Russell 1000 Growth Index*

                                   [ GRAPH ]

                              PEGASUS GROWTH FUND

(3)         A-Shares(1)  B-Shares(2)   I-Shares  R1000 Growth(3)
  01/27/95     9500        10000        10000        10000
              10118        10630        10650        10816
6/95          10749        11269        11317        11879
              11583        12129        12211        12957
12/95         12347        12915        13038        13548
              12987        13553        13724        14324
06/96         13423        13974        14200        15235
              13955        14458        14734        15784
12/96         14830        14975        15692        16737

(1) Includes maximum sales load of 5.00%.
(2) Includes contingent deferred sales charge of 4.00%.
(3) Excludes expenses.
(4) An 'A' Shareholder investment at the original 4.50% sales charge is currently valued at $14,908.

 Average Annual Total Return   Inception    One       Since
      Through 12/31/96            Date      Year    Inception
 ---------------------------   ---------    ----    ---------
Pegasus Growth Fund
I Shares                       1/27/95    20.36%    26.31%
A Shares with 5.00% Load       1/27/95    14.10%    22.67%(1)
B Shares with 4.00% CDSC       1/27/95    15.04%    23.29%
Russell 1000 Growth Index*     1/27/95    23.12%    30.42%

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 23.50%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Russell 1000 Growth Index is an unmanaged index generally representative of the largest 1000 companies with a greater-than-average growth orientation.

Pegasus Funds
Management's Discussion and Analysis
Mid-Cap Opportunity Fund and Small Cap Opportunity Fund
-----------------------------------------------------------------------------
An Interview with Ronald Doyle and Joseph Gatz
Portfolio Manager
-----------------------------------------------------------------------------

Q. 1996 was a good year for equities. How did the Mid-Cap Opportunity Fund and Small Cap Opportunity Fund perform in 1996?

Both funds had very good performance. The Mid-Cap Opportunity Fund returned
25.0 percent (I Shares), for the twelve months ended December 31, 1996, compared to the 17.9 percent return for the Lipper Mid-Cap Universe Average and the 19.1 percent return for the Russell 2500 Index. The Small Cap Opportunity Fund returned 25.6 percent (I Shares), for the twelve month period compared to the 20.2 percent return for the Lipper Small Company Growth Average and the Russell 2000 Index return of 16.5 percent. Despite the fact most mid- and small-cap managers lagged the broader market during the year, both funds exceeded the 23.0 percent return of the larger-cap oriented S&P 500 Index.

Q: What is the difference between these two funds?

The Mid-Cap Opportunity Fund seeks to invest in companies of a market capitalization ranging between $500 million to $3 billion. The average market capitalization of the fund is $1.4 billion. The Small Cap Opportunity Fund invests in companies with market capitalizations ranging between $75 million to $750 million. The average weighted market capitalization of the small-cap fund is $619 million. Both funds employ similar strategies, seeking high quality, above average growth companies selling at reasonable prices.

Q: Which sectors did you emphasize in 1996?

Both funds are managed in a "bottom-up" style, emphasizing fundamental research on companies and valuation as opposed to sector rotation or asset allocation. However, our research efforts resulted in a modest overweight in financial and capital goods stocks in the Mid-Cap fund for most of the year. The Small Cap fund was underweighted in technology stocks during the volatile summer months, but has built that position to a market weight by year end.

Q: What's the outlook for 1997?

We remain optimistic about the prospects for both the Mid-Cap and Small Cap Opportunity funds. Although the equity market seems to be well above its historical valuation parameters, the fundamental outlook remains positive. 1996 marked the second consecutive year small and mid-sized company stocks lagged the performance of larger companies. As a result, the valuation of medium and small sized companies appears somewhat more attractive relative to larger companies.

Q: Given this outlook, how are the funds positioned?

We believe our attention to company valuations was a key contributor to our strong performance in 1996. Given the overall valuation of the equity market, we feel attention to valuation will continue to be important in determining successful investment styles in 1997. We intend to continue with our long-standing approach of investing in fundamentally sound companies with strong growth prospects but reasonable valuations.

Small capitalization equity funds typically carry additional risks and, historically, their stocks have experienced a greater degree of market volatility than stocks on average.

Mid-Cap Opportunity Fund

                      Growth of $10,000 Invested in the
                       Pegasus Mid-Cap Opportunity Fund
                         and the Russell 2500 Index*

                                  [ GRAPH ]

                         PEGASUS MID-CAP OPPORTUNITY

                   A-Shares(1)   I-Shares     R2500(2)
  06/01/91                        10000        10000
                                   9661         9564
                                  10019        10386
12/91                             10531        11204
  05/01/92            9500        11003        11683
                      9232        10804        11153
                      9923        11612        11457
12/92                11208        13116        13017
                     12901        14151        13634
                     12344        14446        13920
                     13223        15475        14904
12/93                13899        16266        15170
                     13588        15903        14836
                     13234        15488        14317
                     13844        16201        15348
12/94                13445        15735        15026
                     14188        16604        16138
                     15209        17799        17574
                     16011        18737        19261
12/95                16102        18844        19787
                     17234        20170        20946
                     17827        20863        21818
                     18810        22036        22310
12/96                20113        23561        23553

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An 'A' Shareholder investment at the original 4.50% sales charge is currently valued at $20,219.
(4) Investment in the S&P 500 Index (the 1995 benchmark) is currently valued at $22,119.

   Average Annual Total Return     Inception    One     Five     Since
        Through 12/31/96              Date      Year    Year   Inception
   ---------------------------     ---------    ----    ----   ---------
Pegasus Mid-Cap Opportunity Fund
I Shares                             6/1/91    25.03%    17.48%   16.57%
A Shares with 5.00% Load             5/1/92    18.67%    N/A      16.14%(1)
B Shares with 5.00% CDSC            9/23/96    N/A       N/A       3.07%
Russell 2500 Index*                  6/1/91    19.05%(3) 16.00%   16.83%(2)

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 16.27%.
(2) Index return since 9/23/96 was 6.69%.
(3) Return for the S&P 500 Index (the 1995 benchmark) was 22.95%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* The Russell 2500 Index is an unmanaged index generally representative of the small-to-medium-small stock market. The index was changed from the 1995 benchmark (the S&P 500 Index) to better reflect the Fund's objective.

Small Cap Opportunity Fund

                      Growth of $10,000 Invested in the
                    Pegasus Small Cap Opportunity Fund and
                             Russell 2000 Index*

                                  [ GRAPH ]

                        PEGASUS SMALL CAP OPPORTUNITY

DATE               A-Shares(1)  B-Shares(2)   I-Shares      R2000(3)
  01/27/95            9500        10000        10000        10000
                     10070        10590        10600        10550
6/95                 10113        10600        10640        11539
                     11195        11720        11798        12788
12/95                11856        12376        12486        12954
                     12245        12764        12906        13614
06/96                12750        13274        13460        14296
                     13440        14040        14272        14344
12/96                14771        14997        15713        15090

(1) Includes maximum sales charge of 5.00%.
(2) Includes contingent deferred sales charge of 4.00%.
(3) Excludes expenses.
(4) An 'A' Shareholder investment at the original 4.50% sales charge is currently valued at $14,849.

    Average Annual Total Return      Inception    One      Since
         Through 12/31/96               Date      Year   Inception
    ---------------------------      ---------    ----   ---------
Pegasus Small Cap Opportunity Fund
I Shares                              1/27/95    25.63%    26.29%
A Shares with 5.00% Load              1/27/95    18.36%    22.42%((1))
B Shares with 4.00% CDSC              1/27/95    20.42%    23.38%
Russell 2000 Index*                   1/27/95    16.49%    23.82%

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 22.75%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Russell 2000 Index is an unmanaged index generally representative of the small-cap equity market.

Pegasus Funds
Management's Discussion and Analysis
Intrinsic Value Fund
-----------------------------------------------------------------------------
An Interview with Chris Gassen and Richard Neumann
Portfolio Managers
-----------------------------------------------------------------------------

Q. How did the Intrinsic Value Fund perform in 1996?

We are pleased to report that your Fund had a great year. We continued to participate in a euphoric market environment. The Fund finished 1996 with a return ahead of the S&P 500 Index and substantially above most growth and income mutual funds as measured by Lipper Analytical Services.

Q. What went well and what did not?

Our strong performance last year is attributable to excellent results from our two largest areas of concentration, finance and consumer non-durable stocks. Our diversified group of finance holdings returned over 30 percent on average. The best finance performer was our longtime holding in Home Beneficial Corp., a life insurer that was acquired by American General and produced a stellar 60 percent return in 1996. Consumer non-durable stocks also returned over 30 percent on average, with holdings in Payless Shoesource, Block Drug, and Unifi (textiles) returning over 40 percent. Another pleasant surprise was the acquisition of Flightsafety International by Berkshire Hathaway. Poor performers last year included Bandag, Luby's Cafeterias and Stanhome, which remain out of favor amidst sluggish earnings. However, we think these are excellent businesses with good longer-term potential and added to our positions throughout the year.*

Q. Well 1996 was certainly a good year, but what about the longer term record of the Fund?

We believe the Fund's longer term record is even more important since our investment philosophy emphasizes a patient, disciplined investment approach stressing good company fundamentals and sensible prices. We are not market speculators or "momentum" players. Our long term results are highly competitive with the market and outdistance most comparable mutual funds. This is especially noteworthy since our investment style exposes our investors to significantly less risk than the overall market and many other funds. Compared to many riskier funds we have traveled quite a bit farther with a much smoother ride.

Q. So far so good, but where do we go from here?

Going forward, we remain committed to maintaining our disciplined investment approach based on sensible valuations of good businesses. This is a real challenge today where professional money managers are under constant pressure to "outperform" and reach somebody's top ten list with dazzling short-term results. Indeed, expectations of quick and easy profits are becoming more the norm in today's market. The term "investing" has become more and more synonymous with "speculating," and stocks represent merely pieces of paper to trade rather than an ownership interest in an ongoing business. We firmly believe that a patient approach based on sound and sensible valuations will be more rewarding over the long haul. Our companies are not flashy or "hot concepts" but they are financially solid and sensibly valued. We look forward to the challenging months ahead. Thanks for your continued confidence.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                     Pegasus Intrinsic Value Fund and the
                                S&P 500 Index*

                                  [ GRAPH ]

                           PEGASUS INTRINSIC VALUE

                   A-Shares(1)  I-Shares      S&P 500(2)
  06/01/91                        10000        10000
                                   9555         9549
                                   9963        10061
12/91                             10152        10902
  05/01/92            9500        10919        10627
                      9196        10769        10829
                      9377        10981        11170
12/92                 9930        11629        11731
                     10446        12233        12242
                     10610        12425        12301
                     10876        12736        12619
12/93                11391        13340        12911
                     11016        12901        12422
                     11040        12929        12474
                     11521        13492        13083
12/94                11323        13260        13080
                     12115        14188        14353
                     12932        15145        15721
                     13573        15896        16969
12/95                14083        16492        17991
                     14840        17379        18957
                     15583        18249        19806
                     16080        18849        20418
12/96                17434        20449        22119

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An 'A' shareholder investment at the original 4.50% sales charge is currently valued at $17,526.

   Average Annual Total Return         Inception         One         Five           Since
         Through 12/31/96                 Date           Year        Year         Inception
   ---------------------------         ---------         ----        ----         ---------Z
Pegasus Intrinsic Value Fund
I Shares                                6/1/91          23.99%       15.03%         13.67%
A Shares with 5.00% Load                5/1/92          17.61%        N/A           12.64%(1)
B Shares with 5.00% CDSC                9/23/96         19.24%        N/A            3.42%
S&P 500 Index*                          6/1/91          22.95%       15.20%         15.30%(2)

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 12.76%.
(2) Index return since 9/23/96 was 8.49%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

Pegasus Funds
Management's Discussion and Analysis
Growth and Value Fund
-----------------------------------------------------------------------------
An Interview with Gary L. Konsler
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the Growth and Value Fund perform relative to the market and other mutual funds during 1996?

The S&P 500 Index finished 1996 with another dramatically above-average return of 23.0%. When added to the 37.5% return earned in 1995, the combined two year return has not been equaled since the mid-1970's. In terms of the Dow Jones Industrial Average, it is the best two year period in 40 years. The DJIA hit a new high on average once per week over the past two years, a record. The Fund participated in this bull market generating a 19.4% return (I Shares), in 1996. Likewise, the Fund performed in line with the 20.8% return for Lipper Growth and Income Universe Average of mutual funds as well as the 19.5% return for all diversified U.S. stock funds in the Lipper database.

Q. What were the factors driving these dramatically above-average returns?

During 1996, stocks benefited from (1) a sixth year of economic expansion, the third longest in history, with inflation at the lowest rate since World War II, (2) growing corporate profits, resulting from investments in new equipment and squeezing more efficiencies out of the labor force, but the profit growth was at only half the growth rate of 1995, (3) record setting cash flows into mutual funds, averaging 65 cent of every dollar saved, (4) the Fed balancing monetary policy nearly perfectly plus Congress and the Administration pledging fiscal reasonability, (5) a 71% increase in stock buy backs and (6) record setting merger and acquisition activity.

Q. What stocks performed particularly well in the Fund and which did not meet your expectations?

The best performing stocks were in the technology area, i.e., Intel and Compaq. In the energy area Schlumberger and the natural gas stock MCN performed especially well. Likewise, merger and acquisition activity involving MCI, Duracell and Boeing provided major contributions. Finance was additive with BankAmerica as was Toys"R"Us and Cracker Barrel. On the negative side, the Fund was hurt by the sell-off in EDS following an EPS announcement. In fact the common thread among our weaker investments were EPS reports that were less than consensus expectations, e.g., Stewart & Stevenson, Great Lakes Chemicals, AT&T, Rubbermaid.*

Q. You mentioned merger and acquisition activity, how did the Growth and Value Fund participate in this M&A activity?

During 1996, the Fund participated in five of the 15 largest deals announced in the mergers and acquisition area through its holdings in MCI, Boeing, U.S. Healthcare, Duracell and Dun & Bradstreet.*

Q. What kind of turnover did you experience in 1996?

As a result of the large advance in stock prices, turnover was a bit above-average at 42% for the year. Generally, buy and sale activity will result in turnover of approximately 35% annually.

Q. There has been a lot of talk about cash in mutual funds. What is the Fund's cash position and what is your philosophy regarding cash?

Cash equivalents were maintained in a 2% to 3% operational range. The Fund will remain fully invested. Cash will not be used for market timing or asset allocation purposes.

Q. The market appears high to many commentators, what do you think? How do you invest in such an environment?

As the six year bull market accelerated at a dramatically above average rate in 1996, corporate earnings disappointments in July and fears of potentially higher rates were reversed within weeks to months. Each and every decline in the market became an opportunity to buy. For example, during the fourth quarter Fed Chairman Greenspan publicly wondered if investors were becoming "irrationally exuberant." The market declined briefly but then accelerated to new highs. As the year ended, investor psychology was extremely bullish. Many investors had become convinced that rising stock prices are inevitable. The danger in such an environment is to overly concentrate thereby incurring above average risk on the assumption that above average returns are assured. To secure good long term returns yet balance the risks associated with equity investing, it is prudent to have the core of a common stock portfolio in a fully invested, large cap, quality, broadly diversified fund which produces a market rate of income, while exposing the investor to only approximately average market risk. We believe the Growth and Value Fund is such a fund.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                    Pegasus Growth and Value Fund and the
                                S&P 500 Index*

                                  [ GRAPH ]

                            PEGASUS GROWTH & VALUE

                   A-Shares(1)   I-Shares     S&P 500(2)
  06/01/91                        10000        10000
                                   9497         9549
                                   9541        10061
12/91                             10000        10902
  05/01/92            9500        10170        10627
                      9358        10274        10829
                      9572        10509        11170
12/92                10015        11000        11731
                     10351        11364        12242
                     10666        11709        12301
                     10858        11921        12619
12/93                11397        12512        12911
                     11119        12207        12411
                     11335        12445        12474
                     11696        12840        13083
12/94                11459        12580        13080
                     12316        13522        14353
                     12988        14259        15721
                     13875        15233        16969
12/95                14670        16105        17991
                     15441        16952        18957
                     15933        17492        19806
                     16449        18607        20418
12/96                17493        19221        22119

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An 'A' shareholder investment at the original 4.50% sales charge is currently valued at $17,585.

   Average Annual Total Return         Inception         One         Five           Since
         Through 12/31/96                 Date           Year        Year         Inception
   ---------------------------         ---------         ----        ----         ---------
Pegasus Growth and Value Fund
I Shares                                 6/1/91         19.35%       13.94%       12.42%
A Shares with 5.00% Load                 5/1/92         13.29%       N/A          12.73%((1))
B Shares with 5.00% CDSC                9/23/96         N/A          N/A           1.34%
S&P 500 Index*                           6/1/91         22.95%       15.20%       15.30%((2))

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 12.84%.
(2) Index return since 9/23/96 was 8.49%

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

Pegasus Funds
Management's Discussion and Analysis
Equity Index Fund
-----------------------------------------------------------------------------
An Interview with Richard Neumann
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the Equity Index Fund perform last year?

As should be expected, the Equity Index Fund closely tracked the performance of the S&P 500 Index in 1996, returning 22.6 percent (I Shares), versus 23.0 percent for the S&P 500 Index.

Q. That was a close match but not exact. Why not?

Management fees account for the bulk of the difference. Trading costs incurred by the Fund and not by the Index are also a negative drag on Fund performance. In addition, small cash balances from dividend payments and purchases of Fund shares create a drag on performance in the strong market environment we witnessed last year. In general, we would expect the Fund to remain within 0.2 percent of the Index on an annual basis before management fees. Over longer periods of time the Fund has tracked within 0.1 percent of the Index.

                      Growth of $10,000 Invested in the
                      Pegasus Equity Index Fund and the
                                S&P 500 Index*

                                  [ GRAPH ]

                            PEGASUS EQUITY INDEX

DATE               A-Shares(1)  I-Shares      S&P 500(2)
   07/10/92           9700        10000        10000
                      9839        10142        10149
12/92                10331        10648        10657
                     10777        11109        11126
                     10822        11155        11181
                     11092        11433        11472
12/93                11340        11688        11736
                     10897        11232        11290
                     10942        11279        11335
                     11461        11813        11891
12/94                11456        11807        11891
                     12568        12954        13048
                     13756        14178        14291
                     14845        15301        15426
12/95                15735        16219        16355
                     16576        17085        17233
                     17311        17843        18005
                     17823        18378        18562
12/96                19273        19880        20108

(1) Includes maximum sales charge of 3.00%.
(2) Excludes expenses.

Average Annual Total Return   Inception    One      Since
      Through 12/31/96          Dates      Year   Inception
---------------------------   ---------    ---      -----
Pegasus Equity Index Fund
I Shares                       7/10/92    22.58%    16.58%
A Shares with 3.00% Load       7/10/92    18.81%    15.77%
B Shares with 3.00% CDSC       9/23/96    N/A        5.09%
S&P 500 Index*                 7/10/92    22.95%    16.91%(1)

(1) Index return since 9/23/96 was 8.49%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* The S&P 500 Index is an unmanaged index generally representative of the U.S. stock market as a whole.

Pegasus Funds
Management's Discussion and Analysis
International Equity Fund
-----------------------------------------------------------------------------
An Interview with Richard P. Kost
Portfolio Manager
-----------------------------------------------------------------------------

Q. Describe the Fund and its objectives.

The Pegasus International Equity Fund (the "Fund") is an equity mutual fund which invests primarily in equity securities of non-U.S. companies. The Fund's objective is to achieve long-term capital appreciation. The Fund seeks to achieve this objective by emphasizing active country selection involving global economic, financial and political assessments together with valuation analysis of selected countries' securities markets. The Fund may exhibit more volatility than the U.S. equity market in general.

Q. How did the Fund do in 1996?

During the calendar year ended December 31, 1996, the Fund returned 7.8 percent (I Shares). The Fund's performance compared favorably with the Morgan Stanley Capital International EAFE Index, a market value weighted unmanaged index of about 1,100 equity securities issued by foreign companies with a total market value of approximately U.S. $5.7 trillion. This index is not subject to expenses of a mutual fund. The Fund outperformed primarily due to its underweighting of equities in Japan and overweighting of equities in Europe.

Q. Describe the investment environment in which the Fund operated?

International equity markets appreciated during 1996 as continued economic growth and modest inflationary pressures resulted in lower interest rates. The Morgan Stanley Capital International EAFE Index returned 6.0 percent in U.S. dollar terms during the year. European equity markets advanced 21.1 percent in U.S. dollars on good earnings gains and lower interest rates. The Japanese stock market lagged with a U.S. dollar return of -15.5 percent. The Japanese stock market declined during the year on concerns about the sluggish economy, the inconclusive outcome of national elections, and investor uncertainty about the competitive position of Japanese banks in a less regulated environment. The MSCI Pacific ex-Japan index returned 20.5 percent, led by a return of 33.1 percent in Hong Kong. Latin American equity markets generally advanced as economic growth accelerated in a more stable environment.

Q. What is your long term outlook for international equity investing?

Over the long term, international equities have historically provided returns superior to U.S. large capitalization stocks, although at a higher level of volatility. We continue to recommend that long-term investors have a portion of their assets invested internationally to capture the benefits of portfolio diversification and potential capital appreciation.

Q. Given your outlook how have you allocated the Fund's assets?

At year end, 54 percent of the Fund's assets were invested in Europe. Approximately 35 percent were invested in the Far East, of which 25 percent were in Japan. Investments in emerging market countries represented 7 percent of assets, and cash equivalents accounted for 4 percent.*

* The portfolio's composition is subject to change. International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

                      Growth of $10,000 Invested in the
                  Pegasus International Equity Fund and the
                   MSCI Europe, Australia, Far East Index*

                                  [ GRAPH ]

                      PEGASUS INTERNATIONAL EQUITY FUND

DATE               A-Shares(1)  I-Shares       EAFE(2)
  12/03/94            9500        10000        10000
12/94                 9504        10005        10012
3/95                  9665        10174        10198
6/95                 10004        10531        10273
9/95                 10339        10883        10701
12/95                10595        11153        11134
3/96                 10896        11470        11456
6/96                 11102        11687        11637
9/96                 11099        11710        11623
12/96                11390        12021        11808

(1) Includes maximum sales charge of 5.00%.
(2) Excludes expenses.
(3) An 'A' shareholder investment at the original 4.50% sales charge is currently valued at $11,390.

       Average Annual Total Return             Inception          One             Since
            Through 12/31/96                      Date            Year          Inception
       ---------------------------             ---------          ----          ---------
Pegasus International Equity Fund
I Shares                                        12/3/94           7.79%            9.26%
A Shares with 5.00% Load                        12/3/94           2.13%            6.46%(1)
B Shares with 5.00% CDSC                        8/26/96           N/A             -2.38%
MSCI EAFE Index*                                12/3/94           6.00%            8.44%(2)

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 6.72%.
(2) Index return since 8/26/96 was 2.24%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The MSCI EAFE Index is an unmanaged index generally representative of the foreign equity market as a whole.

Pegasus Funds
Management's Discussion and Analysis
Bond and Intermediate Bond Funds
-----------------------------------------------------------------------------
An Interview with Doug Swanson
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the Bond and Intermediate Bond Funds perform in 1996?

In a tough bond market they both performed extremely well relative to their benchmark and peers. For the Bond Fund's fiscal year ended December 31, 1996 the Fund provided a total return of 5.08% ( I Shares) versus 3.63% for the Lehman Brothers Aggregate Bond Index. This return also placed the Fund second out of 120 in its Lipper category (Intermediate U.S. Government) for the year. For the five years ended December 31, 1996 the Fund placed first out of 34 funds in this same Lipper category. For the Intermediate Bond Fund's fiscal year ended December 31, 1996 the Fund provided a total return of 5.78% (I Shares) versus 4.05% for the Lehman Intermediate Government/Corporate Index. This placed the Fund third out of 89 in its Lipper category (Short-Intermediate U.S. Government). For the five years ended December 31, 1996 the Fund placed first out of 36 funds in this same Lipper category. Past performance is not indicative of future results.

Q. What were the primary reasons for these Funds' strong performance?

First we were overweighted in the Mortgage-Backed Securities sector which outperformed most of the year. Also, our security selection within this sector was excellent as Collateralized Mortgage Obligations (CMOs) generally outperformed pass-throughs. Finally, many of our individual holdings outperformed generic securities.

Q. What are the Funds' current duration and why is that important?

As of December 31, 1996 the Bond Fund had a duration of 4.8 years versus 4.8 years for the benchmark and the Intermediate Fund had a duration of 3.4 years versus 3.4 years for the Index. It is important because duration is a measure of interest rate risk of a portfolio or security. The higher the duration the higher the interest rate risk.

Q. What are the Funds' sector allocations?

At the end of 1996 the Bond Fund held 43% in U.S. Treasuries, 34% in Mortgage-Backed Securities, 7% in Asset-Backed Securities, 6% in Corporates, 2% in Foreign Bonds and 8% in overnight repurchase agreements. Also, the fund held 94% in AAA securities.*

      For the Intermediate Bond Fund 48% was invested in U.S. Treasuries, 34% in Mortgage-Backed Securities, 10% in Asset-Backed Securities, 4% in Corporates, 1% in Foreign Bonds and 3% in overnight repurchase agreements. Also, 96% of the assets in the Fund were rated AAA.*

Q. What are some of your strategies for 1997?

We will in general have the duration of the Funds' similar to that of their respective benchmarks. Our long term view on the bond market is positive so we may increase our duration if there is a significant sell off in the bond market in 1997. Although the Mortgage-Backed sector is not as undervalued as it was, we think there are still many opportunities in this area. Finally, we will continue to stress higher quality securities. With yield pickups so narrow into lower quality issues, the risk/reward is not nearly as good for these securities as it has been the last 5 years.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                          Pegasus Bond Fund and the
                    Lehman Brothers Aggregate Bond Index*

                                  [ GRAPH ]

                              PEGASUS BOND FUND

Date      I Shares     A Shares     Index
06/01/91  10000                     10000
06/30/91   9977                      9994.92
07/31/91  10116                     10133.52
08/31/91  10330                     10352.81
09/30/91  10543.98                  10562.59
10/31/91  10661.42                  10680.2
11/30/91  10771.65                  10778.12
12/31/91  11070                     11098.22
01/31/92  10879.05                  10947.23
02/29/92  10947.61                  11018.41
03/31/92  10909.39                  10956.3
05/01/92  10986.3       9550        11035.44
05/31/92  11177.96      9716.62     11243.67
06/30/92  11332.03      9850.55     11398.41
07/31/92  11500.26      9996.79     11630.97
08/31/92  11607        10089.56     11748.79
09/30/92  11768.9      10230.29     11888.06
10/31/92  11612.37     10094.24     11730.44
11/30/92  11620.27     10101.09     11733.09
12/31/92  11795.53     10253.47     11919.67
01/31/93  12029.2      10456.56     12148.24
02/28/93  12263.26     10660.05     12360.9
03/31/93  12355.4      10740.15     12412.41
04/30/93  12502.1      10867.66     12498.84
05/31/93  12532.82     10894.34     12514.76
06/30/93  12793.98     11121.39     12741.56
07/31/93  12896.6      11210.58     12813.63
08/31/93  13168.87     11447.24     13038.22
09/30/93  13176.09     11453.53     13074.03
10/31/93  13201.54     11475.64     13122.89
11/30/93  13091.81     11380.27     13011.25
12/31/93  13139.42     11421.66     13081.77
01/31/94  13307.4      11567.67     13258.39
02/28/94  13056.7      11349.74     13028.05
03/31/94  12778.99     11108.33     12706.86
04/30/94  12605.77     10957.76     12605.39
05/31/94  12532.97     10894.5      12603.62
06/30/94  12485.89     10853.54     12575.77
07/31/94  12652.86     10998.72     12825.56
08/31/94  12630.41     10979.16     12841.48
09/30/94  12396.83     10776.15     12652.47
10/31/94  12334.15     10721.66     12641.2
11/30/94  12230.93     10631.92     12613.13
12/31/94  12220.28     10622.67     12700.22
01/31/95  12507.95     10872.74     12951.57
02/28/95  12879.05     11195.32     13259.5
03/31/95  13035.41     11331.25     13340.85
04/30/95  13254.65     11521.83     13527.2
05/31/95  13910.4      12091.85     14050.67
06/30/95  14021.86     12188.71     14153.68
07/31/95  13971.44     12144.88     14122.07
08/31/95  14164.36     12312.6      14292.5
09/30/95  14329.96     12456.56     14431.55
10/31/95  14587.54     12680.47     14619.23
11/30/95  14849.37     12908.07     14838.3
12/31/95  15121.97     13145        15046.53
01/31/96  15226.18     13235.61     15146.45
02/29/96  14971.76     13014.46     14883.17
03/31/96  14876.78     12931.88     14779.72
04/30/96  14794.56     12860.43     14696.6
05/31/96  14809.34     12873.25     14666.76
06/30/96  14963.77     13007.49     14863.72
07/31/96  15039.94     13073.71     14904.39
08/31/96  15093.21     13117.15     14879.41
09/30/96  15352.04     13342.11     15138.71
10/31/96  15734.26     13661.03     15474.06
11/30/96  16026.41     13914.92     15739.11
12/31/96  15889.61     13799.48     15592.77

(1) Includes sales charge of 4.50%.
(2) Excludes expenses.

     Average Annual Total Return        Inception   One    Five      Since
           Through 12/31/96                Date     Year   Years   Inception
     ---------------------------        ---------   ----   -----   ---------
Pegasus Bond Fund
I Shares                                  6/1/91    5.08%   7.50%     8.64%
A Shares with 4.50% sales charge          5/1/92    0.26%   N/A       7.13%
B Shares with 5.00% CDSC                 8/26/96    N/A     N/A      -0.19%
Lehman Brothers Aggregate Bond Index*     6/1/91    3.63%   7.03%     8.28%(1)

(1) Index return since 8/26/96 was 3.85%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* The Lehman Brothers Aggregate Bond Index is an unmanaged index generally representative of the bond market as a whole.

                      Growth of $10,000 Invested in the
                    Pegasus Intermediate Bond Fund and the
        Lehman Brothers Intermediate Government/Corporate Bond Index*

                                  [ GRAPH ]

                        PEGASUS INTERMEDIATE BOND FUND

Date          I Shares     A Shares     Index
06/01/91  10000                     10000
06/30/91  10002                     10007.04
07/31/91  10107                     10118.57
08/31/91  10321                     10311.75
09/30/91  10492                     10489.13
10/31/91  10609.64                  10608.85
11/30/91  10726.27                  10730.65
12/31/91  10966.44                  10992.73
01/31/92  10843.82                  10893.19
02/29/92  10865.77                  10936.2
03/31/92  10821.7                   10893.19
05/01/92  10930.38      9700        10988.92
05/31/92  11089.62      9841.3      11159.26
06/30/92  11269.11     10000.6      11324.46
07/31/92  11389.37     10107.32     11549.62
08/31/92  11496.25     10202.14     11665.14
09/30/92  11630.39     10321.2      11823.49
10/31/92  11495.83     10201.79     11670.09
11/30/92  11461.68     10171.49     11625.75
12/31/92  11623.21     10314.84     11781.43
01/31/93  11821.15     10490.49     12010.58
02/28/93  11971.33     10623.76     12199.95
03/31/93  12036.56     10681.66     12248.49
04/30/93  12163.2      10794.05     12347.07
05/31/93  12150.48     10782.76     12319.67
06/30/93  12335.34     10946.81     12513.04
07/31/93  12371.56     10978.94     12543.68
08/31/93  12555.76     11142.38     12742.57
09/30/93  12591.13     11173.77     12795.48
10/31/93  12606.54     11187.46     12829.74
11/30/93  12547.1      11134.71     12758.17
12/31/93  12600.34     11181.97     12816.6
01/31/94  12726.24     11293.71     12958.97
02/28/94  12547.51     11135.06     12767.31
03/31/94  12313.13     10927.06     12556.62
04/30/94  12138.98     10772.51     12471.17
05/31/94  12095.85     10734.28     12479.54
06/30/94  12069.85     10711.17     12481.25
07/31/94  12166.89     10797.32     12660.92
08/31/94  12198.14     10825.05     12700.51
09/30/94  12029.81     10675.64     12583.65
10/31/94  11978.05     10629.73     12581.93
11/30/94  11841.05     10508.14     12524.84
12/31/94  11805.72     10476.8      12569.18
01/31/95  12041.66     10686.15     12781.01
02/28/95  12363.81     10972.05     13046.13
03/31/95  12493.33     11087.02     13120.74
04/30/95  12682.05     11254.47     13282.71
05/31/95  13158.25     11677.09     13684.29
06/30/95  13258.16     11765.72     13776.03
07/31/95  13262.13     11769.25     13777.93
08/31/95  13389.46     11882.26     13903.35
09/30/95  13502.72     11982.79     14004.03
10/31/95  13691.56     12150.33     14160.1
11/30/95  13909.57     12343.81     14346.24
12/31/95  14104.94     12517.19     14496.59
01/31/96  14219.25     12618.64     14621.64
02/29/96  14089.38     12503.37     14449.96
03/31/96  14039.95     12459.51     14375.55
04/30/96  13997.17     12421.54     14324.73
05/31/96  14009.65     12432.62     14313.88
06/30/96  14129.53     12539.03     14465.95
07/31/96  14205.25     12606.22     14508.96
08/31/96  14280.81     12660.71     14520.38
09/30/96  14485.36     12842.16     14722.7
10/31/96  14776.58     13113.33     14982.87
11/30/96  14982.97     13283.79     15180.43
12/31/96  14919.55     13223.67     15083.17

(1) Includes sales charge of 3.00%.
(2) Excludes expenses.
(3) An 'A' share investment with the original 4.50% sales charge is currently valued at $13,019.

     Average Annual Total Return           Inception       One        Five          Since
          Through 12/31/96                    Date         Year       Years       Inception
     ---------------------------           ---------       ---        ----          -----
Pegasus Intermediate Bond Fund
I Shares                                    6/1/91         5.78%      6.35%         7.42%
A Shares with 3.00% sales charge            5/1/92         2.48%      N/A           6.17%((1))
B Shares with 3.00% CDSC                    9/23/96        N/A        N/A           0.50%
Lehman Brothers Intermediate                6/1/91         4.06%      6.53%         7.64%((2))
  Government/Corporate Bond Index*

(1) Return for an 'A' shareholder who invested at the original 4.50% sales charge was 5.81%.
(2) Index return since 9/23/96 was 3.01%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

* The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index generally representative of the intermediate-term government and corporate bond market as a whole.

Pegasus Funds
Management's Discussion and Analysis
Short Bond Fund
-----------------------------------------------------------------------------
An Interview with Rick Cipicchio
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the Short Bond Fund perform in 1996?

The Fund's I shares returned 4.56% versus 5.16% for the Salomon Brothers Government/Corporate 1-3 Year Bond Index. The Index, however, is not subject to the expenses of a mutual fund. The Fund's return compared favorably to the Lipper Short U.S. Government universe average of 4.35% for the year.

Q. What factors affected the returns of the Fund?

The Fund's absolute return was hindered by the rise in interest rates. The one, two and three-year Treasuries increased by 36, 72, and 80 basis points, respectively. The Fund's position in Mortgage-Backed securities helped returns due to their spread tightening and higher yield.

Q. What is the Fund's current duration and why is it important?

As of December 31, 1996, the Short Bond Fund duration was 1.7 years versus
1.8 years for the Index. Duration is a measure of interest rate risk of a portfolio or security. The higher the duration the higher the interest rate risk.

Q. How does this duration compare to other Funds?

The duration of the Short Bond Fund has the shortest duration of any Pegasus taxable bond fund. This generally allows the Fund to have a more stable NAV versus funds with longer duration. It is also important to realize that this is not a money market fund and the NAV will fluctuate from day to day.

Q. What is the Short Bond Fund's sector allocation?

At the end of 1996, the Fund held 65% in Treasuries/Agencies, 16% in Mortgage-Backed securities, 9% in Asset-Backed securities and 10% in high quality corporate securities. The portfolio held 91% in AAA rated securities and 9% in A or AA rated securities.*

Q. What are some of your strategies for 1997?

The Fund will seek to identify Mortgage-Backed and corporate securities that have excellent risk/return characteristics. The Fund will also take advantage of the steepness of the front end of the yield curve by minimizing maturities under one year in favor of one to two year maturities with higher yields and better price characteristics.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                       Pegasus Short Bond Fund and the
          Salomon Brothers Government/Corporate 1-3 Year Bond Index*

                                  [ GRAPH ]

                           PEGASUS SHORT BOND FUND

Date      I Shares     A Shares     Index
09/17/94  10000         9900        10000
09/30/94   9997         9897.03      9990.47
10/31/94  10016         9915.84     10013.69
11/30/94   9982.83      9883.01      9971.89
12/31/94  10007.99      9907.91      9992.91
01/31/95  10130.01     10028.71     10130.79
02/28/95  10252.65     10150.12     10267.94
03/31/95  10307.09     10204.01     10325.63
04/30/95  10392.77     10288.85     10417.8
05/31/95  10562.96     10457.33     10596.75
06/30/95  10610.93     10504.83     10653.95
07/31/95  10643.42     10536.99     10699.43
08/31/95  10707.64     10600.56     10763.23
09/30/95  10761.59     10653.98     10813.1
10/31/95  10847.66     10739.18     10903.8
11/30/95  10937.29     10827.92     10997.92
12/31/95  11015.62     10905.47     11081.04
01/31/96  11100.68     10989.67     11173.7
02/29/96  11052.03     10941.51     11136.78
03/31/96  11048.77     10938.29     11129.69
04/30/96  11053.13     10942.6      11137.02
05/31/96  11073.94     10963.2      11167.34
06/30/96  11154.23     11042.68     11247.04
07/31/96  11186.27     11074.41     11290.55
08/31/96  11225.01     11101.72     11333.09
09/30/96  11323.89     11199.57     11435.52
10/31/96  11442.82     11317.34     11566.31
11/30/96  11517.18     11390.96     11650.65
12/31/96  11517.63     11390.62     11652.85

(1) Includes sales charge of 1.00%.
(2) Excludes expenses.
(3) An 'A' share investment with the original 3.00% sales charge is currently valued at $11,161.

            Average Annual Total Return                Inception    One    Five       Since
                  Through 12/31/96                       Date       Year   Years    Inception
            ---------------------------                ---------    ---    ----       -----
Pegasus Short Bond Fund
I Shares                                                9/17/94    4.56%   N/A       6.37%
A Shares with 1.00% sales charge                        9/17/94    3.40%   N/A       5.86%(1)
B Shares with 1.00% CDSC                                9/23/96    N/A     N/A       1.04%
Salomon Brothers Government/Corporate 1-3 Year Bond     9/17/94    5.16%   N/A       6.91%(2)
  Index*

(1) Return for an 'A' shareholder who invested at the original 3.00% sales charge was 4.91%.
(2) Index return since 9/23/96 was 2.24%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Salomon Brothers Government/Corporate 1-3 Year Bond Index is an unmanaged index generally representative of the short-term government and corporate bond markets.

Pegasus Funds
Management's Discussion and Analysis
Income Fund
-----------------------------------------------------------------------------
An Interview with Mark Jackson
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the Pegasus Income Fund perform in 1996?

The Fund's I Shares provided a total return of 3.14%. This compares favorably to the Lipper Intermediate Investment Grade Bond Fund average net total return of 3.12% and the 2.91% total return of the Lehman Brothers
Government/Corporate Bond Index.

Q. What factors affected the return of the Pegasus Income Fund?

The Fund's absolute return was adversely affected by the rise in market interest rates during 1996. The yield on the benchmark ten year Treasury Note rose more than 0.80%. A generally strong corporate bond market and superior performance of selected portfolio holdings benefited fund performance.

Q. Why was the benchmark index for the Pegasus Income Fund changed this year?

The Pegasus Income Fund's goal of providing "as high a level of current income as is consistent with relative stability of principal" and current focus on the corporate bond market make the Lehman Brothers
Government/Corporate Bond Index the logical choice for performance comparisons.

Q. What is the Income Fund's sector allocation?

As of December 31, 1996, 47% of the fund was invested in U.S. Treasury securities, 6% in Government Agencies, 33% in corporate bonds with an average credit quality of A1/A+, and 14% in asset-backed securities with an average AAA credit rating.*

Q. Corporate bond yields are very low relative to U.S. Treasury securities. What does this mean for the Pegasus Income Fund?

The incremental income gained by owning corporate bonds rather than U.S. Treasuries is indeed at historically low levels. Increasing the percent of investment grade corporate bonds held by the Pegasus Income Fund will only marginally increase the overall yield of the portfolio. Also, corporate bonds generally are unlikely to repeat 1996's favorable price performance versus Treasuries. We will continue to search for corporate bonds that represent superior value and to explore alternatives that will help the Fund continue to reach its goals.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                         Pegasus Income Fund and the
               Lehman Brothers Government/Corporate Bond Index*

                                  [ GRAPH ]

                             PEGASUS INCOME FUND

Date      I Shares     A Shares    G/C Index    Int G/C Index
03/05/93  10000         9700        10000          10000
03/31/93   9964.08      9665.53      9926.9         9967.01
04/30/93  10042.22      9740.85     10003.27       10047.24
05/31/93  10012.01      9711.95      9997.97       10024.93
06/30/93  10150.5       9846.25     10224.9        10182.29
07/31/93  10179.79      9875.42     10290.21       10207.22
08/31/93  10306.24      9997.82     10526.49       10369.06
09/30/93  10355.59     10046.61     10563.11       10412.12
10/31/93  10370.46     10061.34     10606.29       10439.99
11/30/93  10334.28     10025.97     10486.43       10381.76
12/31/93  10375.7      10064.79     10532.25       10429.31
01/31/94  10471.64     10156.81     10690.76       10545.15
02/28/94  10334.39     10037.76     10458.22       10389.2
03/31/94  10215.7       9922.68     10202.46       10217.75
04/30/94  10158.36      9867.08     10117.98       10148.21
05/31/94  10166.71      9862.69     10099.28       10155.03
06/30/94  10172.81      9881.25     10075.59       10156.42
07/31/94  10295.17     10000.01     10276.96       10302.62
08/31/94  10326.23     10017.45     10281.17       10334.84
09/30/94  10240.04      9946.57     10125.47       10239.74
10/31/94  10153.14      9939.62     10114.24       10238.35
11/30/94  10219.85      9913.68     10096.16       10191.89
12/31/94  10277.23      9969.34     10162.72       10227.97
01/31/95  10421.38     10111.28     10357.85       10400.35
02/28/95  10678.01     10359.76     10598.03       10616.09
03/31/95  10731        10422.06     10669.1        10676.8
04/30/95  10883.54     10554.75     10817.94       10808.59
05/31/95  11275.82     10932.87     11271.33       11135.37
06/30/95  11361.83     11000.51     11361.42       11210.02
07/31/95  11338.14     10988.69     11317.62       11211.57
08/31/95  11468.61     11111.03     11462.41       11313.63
09/30/95  11570.19     11203.95     11578.84       11395.56
10/31/95  11730.38     11353.37     11748.88       11522.56
11/30/95  11931.29     11544.25     11942.3        11674.02
12/31/95  12078.67     11683.58     12118.26       11796.37
01/31/96  12167.32     11769.32     12193.7        11898.12
02/29/96  11970.16     11560.16     11934.98       11758.43
03/31/96  11881.44     11455.58     11834.76       11697.87
04/30/96  11790.41     11364.74     11753.56       11656.52
05/31/96  11775.11     11347.41     11733.76       11647.69
06/30/96  11894.3      11474.77     11890.4        11771.44
07/31/96  11939.69     11501.41     11918.14       11806.44
08/31/96  11908.73     11483.72     11888.84       11815.73
09/30/96  12106.06     11672.28     12100.19       11980.36
10/31/96  12373.61     11927.47     12382.6        12192.07
11/30/96  12589.57     12134.21     12610.62       12352.83
12/31/96  12458.03     12005.11     12470.04       12273.69

(1) Includes sales charge of 3.00%.
(2) Excludes expenses.
(3) The Lehman Intermediate Government/Corporate Bond Index was used as the benchmark in 1995. Excludes expenses.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the government and corporate bond market as a whole.

                      Growth of $10,000 Invested in the
                         Pegasus Income Fund and the
               Lehman Brothers Government/Corporate Bond Index*

                                  [ GRAPH ]

                             PEGASUS INCOME FUND

Date      B Shares       Index
05/31/95  10000        10000.41
06/30/95  10055.63     10080.34
07/31/95  10038.42     10041.49
08/31/95  10143.73     10169.95
09/30/95  10222.34     10273.25
10/31/95  10352.05     10424.12
11/30/95  10519.65     10595.73
12/31/95  10639.69     10751.85
01/31/96  10706.95     10818.78
02/29/96  10509.01     10589.23
03/31/96  10432.17     10500.31
04/30/96  10343.09     10428.27
05/31/96  10320.91     10410.7
06/30/96  10416.91     10549.68
07/31/96  10434.57     10574.29
08/31/96  10411.85     10548.3
09/30/96  10584.42     10735.81
10/31/96  10808.27     10986.38
11/30/96  10987.76     11188.69
12/31/96  10575        11063.96

(1) Includes contingent deferred sales charge of 3.00%.
(2) Excludes expenses.
(3) A 'B' share investment with a 4.00% contingent deferred sales charge is currently valued at $10,476.
(4) Investment in the Lehman Intermediate Government/Corporate Bond Index (the 1995 benchmark) is currently valued at $11,030.

            Average Annual Total Return               Inception       One       Five         Since
                 Through 12/31/96                        Date         Year      Years      Inception
            ---------------------------               ---------       ----      -----      ---------
Pegasus Income Fund
I Shares                                                 3/5/93        3.14%      N/A         5.91%
A Shares with 3.00% sales charge                         3/5/93       -0.33%      N/A         4.89%
B Shares with 3.00% CDSC                                5/31/95       -0.79       N/A         3.50%(1)
Lehman Brothers Government/Corporate Bond Index*         3/5/93        2.91%(3)   N/A         5.94%(2)

(1) Return for a 'B' shareholder with a 4.00% contingent deferred sales charge was 2.97%.
(2) Index return since 5/31/95 was 6.58%.
(3) Return for the Lehman Intermediate Government/Corporate Bond Index (the 1995 benchmark) was 4.06%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Lehman Brothers Government/Corporate Bond Index is an unmanaged index generally representative of the government and corporate bond market as a whole.

Pegasus Funds
Management's Discussion and Analysis
International Bond Fund
-----------------------------------------------------------------------------
An Interview with Claude Erb
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the International Bond Fund perform in 1996?

The fund did very well. In fact it outperformed its benchmark for the second straight year. The International Bond Fund had a total return of 5.99% (I Shares) versus 4.08% for the Salomon Brothers Non-U.S. Government Bond Index (U.S. dollars unhedged) for the year ended December 31, 1996. We hope we can continue this performance into the new year.

Q. What in particular drove the fund's good performance?

Two factors drove our relative performance. The first was our longer than benchmark duration. Through much of 1996 we saw global interest rates decline. Our fund had a higher than normal sensitivity to interest rates and therefore reaped some reward. The second factor was positive returns to country selection.

Q. If country selection is important for the fund, what markets did you emphasize during the year?

Through much of the year we were underweighted in Japan, which returned -6.0% in U.S. dollars. The yields on Japan have been very low for quite some time, and we felt that there was little opportunity for significant returns there. In addition the currency weakened throughout the year thereby lowering its U.S. dollar return. In contrast we were overweight in well performing markets like Australia and New Zealand. These markets returned 19.5% and 18.0%, in U.S. dollars, respectively.

Q. We have been hearing a great deal lately about "convergence" in Europe. How did it affect the fund?

Convergence describes the narrowing of yield spreads across European countries. 1996 saw peripheral European markets like Italy and Sweden outperform so-called core markets like Germany and France. The prospect of inclusion in the new Euro currency gave investors a reason to bid up these peripheral markets. The fund had full weightings in these markets including Italy, Sweden, and Spain.

Q. Do you see this trend continuing into 1997?

We are unlikely to see such outsized gains again in 1997. For example Italy in 1996 returned some 27.5% in U.S. dollars. The road to European currency union is likely to be somewhat bumpy along the way. We think that there are better opportunities outside of Continental Europe.

Q. If that is the case how do you have the fund positioned for the new year?

The fund is now relatively duration neutral versus the benchmark. We do not believe that global interest rates have much chance of going greatly lower. On the country selection side we continue to underweight Japan. Japan as a country still has significant macroeconomic problems it needs to work through, and we believe that the yields available there do not fully compensate us for that risk. In contrast select markets, like the United Kingdom, Australia, and New Zealand, have yields which we believe are attractive relative to their own prospective inflation and relative to the rest of the world.

International investing is subject to certain factors such as currency exchange rate volatility, possible political, social or economic instability, foreign taxation and differences in auditing and other financial standards.

                      Growth of $10,000 Invested in the
                   Pegasus International Bond Fund and the
            Salomon Brothers Non-U.S. World Government Bond Index*

                                  [ GRAPH ]

                       PEGASUS INTERNATIONAL BOND FUND

Date          I Shares     A Shares     B Shares     Index
01/27/95  10000         9550        10000        10000
01/31/95   9980         9530.9       9980        10018.85
02/28/95  10287.79      9823.97     10281.27     10302.74
03/31/95  11210.07     10702.46     11193.3      11220.89
04/30/95  11421.58     10902.33     11395.71     11461.05
05/31/95  11639.05     11049.54     11602.85     11711.37
06/30/95  11702.56     11107.48     11656.65     11769.6
07/31/95  11848.65     11244.17     11792.51     11831.93
08/31/95  11573.05     10987.11     11507.02     11155.41
09/30/95  11882.29     11267.03     11802.12     11483.76
10/31/95  12009.19     11382.63     11915.06     11520.49
11/30/95  12062.54     11438.12     11965.84     11621.24
12/31/95  12209.84     11562.93     12088.39     11722.24
01/31/96  12114.89     11471.44     11985.92     11462.5
02/29/96  12164.54     11502.54     12011.49     11495.36
03/31/96  12183.72     11515.39     12017.6      11523.63
04/30/96  12165.98     11495.27     11989.42     11499.95
05/31/96  12171.7      11508.91     11996.07     11505.27
06/30/96  12224.41     11545.42     12026.54     11569.78
07/31/96  12489.61     11794.63     12277.21     11889.44
08/31/96  12557.63     11858.49     12334.83     11969.17
09/30/96  12548.9      11855.19     12337.36     11946.7
10/31/96  12814.39     12100.71     12591.66     12148.21
11/30/96  12970.77     12245.48     12732.83     12287.38
12/31/96  12940.83     12212.27     12319        12200.4

(1) Includes sales charge of 4.50%.
(2) Includes contingent deferred sales charge of 4.00%.
(3) Excludes expenses.

          Average Annual Total Return             Inception    One    Five     Since
                Through 12/31/96                     Date     Year   Years   Inception
          ---------------------------             ---------   ----   -----   ---------
Pegasus International Bond Fund
I Shares                                           1/27/95    5.99%   N/A      14.30%
A Shares with 4.50% sales charge                   1/27/95    0.86%   N/A      10.90%
B Shares with 4.00% CDSC                           1/27/95    1.71%   N/A      11.42%
Salomon Brothers Non-U.S. World Government Bond    1/27/95    4.08%   N/A      10.85%
  Index*

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Salomon Brothers Non-U.S. Government Bond Index is an unmanaged index generally representative of the world government bond markets.

Pegasus Funds
Management's Discussion and Analysis
Municipal Bond Fund
-----------------------------------------------------------------------------
An Interview with Bob Grabowski
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the Fund perform during the year ended December 31, 1996?

The Fund's I shares return was 3.76% versus 4.43% for the Lehman Brothers Municipal Bond Index (Index). The Index, however, is not subject to the expenses of a mutual fund. The return number placed the Fund above the average return of 3.30% in the Lipper General Municipal Debt Funds peer group.

Q. What factors contributed to the Fund's performance?

The slight underperformance by the Fund relative to the Index during the year was attributable to its longer duration in a down market, overweighting in the prerefunded sector and an overall narrowing of quality spreads. Fund performance was helped by its overweighting in the housing sector and yield curve positioning. The minimal average cash position was also a positive for the income component of the Fund's total return.

Q. What are the Fund's investment characteristics?

As of December 31, 1996, the Fund held 37% in insured securities, 29% in revenue securities, 25% in general obligation bonds, 8% in prerefunded bonds and 1% in cash. The Fund remains primarily invested in higher credit-quality issues: 80% of the fund is rated Aa or better. The remaining 20%, of which 8% is rated A and 12% is rated Baa, are issues which enhance the yield in the Fund through selectively adding minimal credit risk. The Fund's average maturity was 11.1 years and its duration (a measurement of interest rate risk) was 7.6 years.*

Q. Why was the benchmark index for the Fund changed this year?

The prior index, the A.H. Williams Broad Market Municipal Index, was a smaller, unpublished proprietary index. The Lehman Brothers family of indices have grown over the last several years to become the standard benchmarks used by many large investment managers, for both taxable and tax-exempt funds. In addition, Lehman has continued to create new indices to meet the benchmarking demands of the industry. This greater flexibility of the Lehman indices, combined with their more recognized status as the industry standard, prompted the change.

Q. What was the overall performance of the municipal market during 1996?

The municipal bond market outperformed the taxable bond market throughout the year, both on a relative and absolute basis, as indicated in the returns of the Lehman Brothers Municipal Bond and Aggregate Bond Indices. New-issue volume totaled approximately $183 billion, below the 1993 peak of over $292 billion, but up 14% from 1995's figure of $160 billion. Demand came primarily from property and casualty insurers taking advantage of the relative cheapness of the tax-exempt market versus taxable securities. The best performing investment grade sector for the year was general obligation bonds with a 4.74% return. Revenue, insured and prerefunded bonds returned 4.46%, 4.25% and 3.86%, respectively. The best performing component of the revenue sector was hospital bonds.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                     Pegasus Municipal Bond Fund and the
                    Lehman Brothers Municipal Bond Index*

                                  [ GRAPH ]

                         PEGASUS MUNICIPAL BOND FUND

Date      I Shares    B Shares      Index
02/01/95  10000                     10000
02/28/95  10269.17                  10291
04/04/95  10395.01     10000        10409
04/30/95  10411.28      9974.1      10422
05/31/95  10741.32     10281.6      10754
06/30/95  10723.63     10264.6      10661
07/31/95  10844.86     10363.4      10762
08/31/95  11001.9      10503.2      10899
09/30/95  11028.21     10517.3      10967
10/31/95  11144.42     10625        11126
11/30/95  11312.59     10765.5      11311
12/31/95  11419.37     10863.7      11420
01/31/96  11491.56     10911.8      11506
02/29/96  11468.69     10879        11428
03/31/96  11286.61     10694.7      11282
04/30/96  11249.13     10650        11250
05/31/96  11222.27     10624.3      11246
06/30/96  11313.84     10693.5      11368
07/31/96  11444.8      10808.2      11472
08/31/96  11418.61     10774.5      11470
09/30/96  11567.94     10915        11630
10/31/96  11701.86     11020.6      11762
11/30/96  11901.38     11198.9      11977
12/31/96  11848.99     10741        11927

(1) Includes contingent deferred sales charge of 4.00%.
(2) Excludes expenses.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

 * The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole.

** A.H. Williams Broad Market Municipal Index is an unmanaged index generally representative of the investment-grade, tax exempt bond market.

                      Growth of $10,000 Invested in the
                     Pegasus Municipal Bond Fund and the
                    Lehman Brothers Municipal Bond Index*

                                  [ GRAPH ]

                         PEGASUS MUNICIPAL BOND FUND

Date      A Shares     Index        MPA Index
03/01/88   9550        10000        10000
03/31/88   9233.23      9884
04/30/88   9303.13      9959
05/31/88   9273.15      9930
06/30/88   9489.26     10075
07/31/88   9562.03     10141
08/31/88   9605.29     10150
09/30/88   9842.13     10333
10/31/88  10090.91     10516
11/30/88   9934.2      10419
12/31/88  10147.45     10526
01/31/89  10299.01     10744
02/28/89  10201.88     10621
03/31/89  10205.61     10596
04/30/89  10454.29     10847
05/31/89  10687.98     11073
06/30/89  10808.5      11223
07/31/89  10921.19     11376
08/31/89  10820.05     11264
09/30/89  10769.25     11231
10/31/89  10910.4      11368
11/30/89  11102.07     11567
12/31/89  11166.05     11662
01/31/90  11082.97     11607
02/28/90  11157.84     11710        10284
03/31/90  11162.04     11714
04/30/90  10999.02     11629
05/31/90  11323.34     11883
06/30/90  11413.87     11987
07/31/90  11619.39     12164
08/31/90  11374.15     11988
09/30/90  11410.72     11995
10/31/90  11627.98     12212
11/30/90  11982.96     12458
12/31/90  12032.62     12512
01/31/91  12183.79     12680
02/28/91  12287.7      12790        11279
03/31/91  12317.3      12795
04/30/91  12476.79     12966
05/31/91  12586.61     13081
06/30/91  12548.51     13068
07/31/91  12721.27     13227
08/31/91  12860.89     13401
09/30/91  13002.9      13576
10/31/91  13144.62     13698
11/30/91  13166.3      13736
12/31/91  13458.34     14031
01/31/92  13558.13     14063
02/29/92  13576.85     14067        12418
03/31/92  13533.97     14073
04/30/92  13629.66     14198
05/31/92  13805.29     14365
06/30/92  14013.86     14606
07/31/92  14458.89     15044
08/31/92  14257.86     14897
09/30/92  14343.72     14995
10/31/92  14151.29     14847
11/30/92  14543.98     15113
12/31/92  14728.3      15267
01/31/93  14925.41     15445
02/28/93  15526.01     16004        14274
03/31/93  15198.63     15834
04/30/93  15349.62     15994
05/31/93  15383.04     16084
06/30/93  15652.26     16353
07/31/93  15613.2      16374
08/31/93  15929.11     16714
09/30/93  16143.51     16905
10/31/93  16165.29     16937
11/30/93  16041.23     16788
12/31/93  16309.3      17142
01/31/94  16477.47     17338
02/28/94  16099.1      16889        15004
03/31/94  15699.25     16201
04/30/94  15814.04     16339
05/31/94  15909.35     16481
06/30/94  15881.84     16381
07/31/94  16112.57     16680
08/31/94  16208.55     16739
09/30/94  16018.69     16493
10/31/94  15843.74     16199
11/30/94  15636.88     15906
12/31/94  15987.18     16256
01/31/95  16403.37     16721
02/28/95  16842.57     17207        15387
03/31/95  17059.07     17405
04/30/95  17082.47     17426
05/31/95  17619.85     17982
06/30/95  17587.28     17825
07/31/95  17782.1      17995
08/31/95  18019.13     18223
09/30/95  18068.6      18338
10/31/95  18250.72     18604
11/30/95  18504.84     18913
12/31/95  18687.63     19094        16897
01/31/96  18798.89     19240
02/29/96  18739.77     19109
03/31/96  18435.32     18864
04/30/96  18369.71     18811
05/31/96  18337.15     18804
06/30/96  18467.79     19009
07/31/96  18677.7      19182
08/31/96  18646.57     19178
09/30/96  18884.74     19446
10/31/96  19098.57     19666
11/30/96  19421.17     20026
12/31/96  19316.02     19942        17650.61

(1) Includes sales charge of 4.50%.
(2) Excludes expenses.
(3) The former index -- A.H. Williams Broad Market Municipal Index** excludes expenses.

       Average Annual Total Return           Inception        One        Five         Since
            Through 12/31/96                    Date          Year       Years      Inception
       ---------------------------           ---------        ----       -----      ---------
Pegasus Municipal Bond Fund
I Shares                                       2/1/95         3.76%      N/A           9.26%
A Shares with 4.00% sales charge               3/1/88        -1.29%      6.51%         7.73%
B Shares with 4.00% CDSC                       4/4/95        -1.34%      N/A           4.18%
Lehman Brothers Municipal Bond Index*          3/1/88         4.43%(2)   7.28%         8.13%(1)

(1) Index return since 2/1/95 was 9.62%.
(2) Return for the A.H. Williams Broad Market Municipal Index**
    (the 1995 benchmark) was 4.46%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

 * The Lehman Brothers Municipal Bond Index is an unmanaged index generally representative of the municipal bond market as a whole.

** A.H. Williams Broad Market Municipal Index is an unmanaged index generally representative of the investment-grade, tax exempt bond market.

Pegasus Funds
Management's Discussion and Analysis
Intermediate Municipal Bond Fund
-----------------------------------------------------------------------------
An Interview with Bob Grabowski
Portfolio Manager
-----------------------------------------------------------------------------


Q. How did the Fund perform during the year ended December 31, 1996?

The Fund's I shares return was 4.05% versus 4.36% for the Lehman Brothers 7-Year Municipal Bond Index. The Index, however, is not subject to the expenses of a mutual fund. The return number compared favorably to the average return of 3.70% in the Lipper Intermediate Municipal Debt Funds peer group.

Q. What factors contributed to the Fund's performance?

Fund performance was helped by its overweighting in the housing sector and premium coupon securities. The minimal average cash position was also a positive for the income component of the Fund's total return. The Fund's longer duration, overweighting in the prerefunded sector and an overall narrowing of quality spreads were negative factors on Fund performance.

Q. What are the Fund's investment characteristics?

As of December 31, 1996, the Fund held 29% in revenue securities, 28% in general obligation bonds, 26% in insured securities, 16% in prerefunded bonds and 1% in cash. The Fund remains primarily invested in higher credit-quality issues: 80% of the fund is rated Aa or better. The remaining 20%, of which 11% is rated A and 9% is rated Baa, are issues which enhance the yield in the Fund through selectively adding minimal credit risk. The Fund's average maturity was 7.4 years and its duration (a measurement of interest rate risk) was 5.6 years.*

Q. Why was the benchmark index for the Fund changed this year?

The prior index, the A.H. Williams Intermediate Municipal Index, was a smaller, unpublished proprietary index. The Lehman Brothers family of indices have grown over the last several years to become the standard benchmarks used by many large investment managers, for both taxable and tax-exempt funds. In addition, Lehman has continued to create new indices to meet the benchmarking demands of the industry. This greater flexibility of the Lehman indices, combined with their more recognized status as the industry standard, prompted the change.

Q. How has the disappearance of the potential for a flat tax affected the municipal market?

The flat tax would have forced the municipal market to compete with other investments without benefit of the tax-exempt status of interest income. As the prospects for a flat tax continued during the course of the election campaign, the municipal market was forced to reflect this possibility and, as a result, yields on municipal securities narrowed relative to the yields on alternative taxable fixed-income investments. This was the case at the beginning of this year, when 30-year AAA-rated G.O. bonds yielded 87.5% of comparable treasuries. However, at year-end the ratio had dropped to 82.1%, a ratio more typical of the relationship between the two markets. This drop was due primarily to the disappearance of the flat tax as a politically viable option.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
               Pegasus Intermediate Municipal Bond Fund and the
                 Lehman Brothers 7-Year Municipal Bond Index*

                                  [ GRAPH ]

                   PEGASUS INTERMEDIATE MUNICIPAL BOND FUND

Date      I Shares    B Shares      Index
01/30/95  10000        10000        10000
01/31/95  10027.21     10025.93     10000
02/28/95  10236.79     10228.6      10225
03/31/95  10341.91     10324.42     10332
04/30/95  10388.4      10354.14     10359
05/31/95  10631.06     10596.02     10635
06/30/95  10635.65     10591.85     10626
07/31/95  10728.55     10666.53     10761
08/31/95  10822.09     10749.18     10888
09/30/95  10862.68     10778.53     10930
10/31/95  10949.84     10862.47     11025
11/30/95  11053.82     10954.18     11146
12/31/95  11133.1      11020.9      11205
01/31/96  11221.34     11096.38     11314
02/29/96  11214.81     11078.61     11275
03/31/96  11083.56     10937.09     11166
04/30/96  11079.28     10914.3      11146
05/31/96  11067.67     10902.72     11129
06/30/96  11129.04     10954.24     11215
07/31/96  11248.01     11052.88     11308
08/31/96  11226.99     11031.99     11313
09/30/96  11323.54     11113.84     11415
10/31/96  11454.55     11232.52     11538
11/30/96  11612.67     11377.47     11731
12/31/96  11584.36     11040.67     11696

(1) Includes contingent deferred sales charge of 3.00%.
(2) Excludes expenses.
(3) A 'B' share investment with a 4.00% contingent deferred sales charge is currently valued at $10,940.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

 * The Lehman Brothers 7-Year Municipal Bond Index (which began in 1989) is an unmanaged index generally representative of the intermediate-term municipal bond market.

** A.H. Williams Intermediate Municipal Index is an unmanaged index generally representative of the intermediate investment-grade, tax exempt bond market.

                      Growth of $10,000 Invested in the
               Pegasus Intermediate Municipal Bond Fund and the
                 Lehman Brothers 7-Year Municipal Bond Index*

                                  [ GRAPH ]

                   PEGASUS INTERMEDIATE MUNICIPAL BOND FUND

Date      A Shares       Index      MPA Index
03/01/88   9700                     10000
03/31/88   9653.25
04/30/88   9726.19
05/31/88   9776.53
06/30/88   9882.07
07/31/88   9910.78
08/31/88   9914.86
09/30/88  10061.81
10/31/88  10219.24
11/30/88  10223.41
12/31/88  10334.77
01/31/89  10441.86
02/28/89  10361.54
03/31/89  10333.31
04/30/89  10498.31
05/31/89  10692.21
06/30/89  10797.94
07/31/89  10952.17
08/31/89  10901.83
09/30/89  10893.97
10/31/89  11052.67
11/30/89  11169.45
12/31/89  11265.77     10000
01/31/90  11208.54      9997
02/28/90  11294.29     10070        10308
03/31/90  11307.48     10044
04/30/90  11189.05     10000
05/31/90  11422.14     10188
06/30/90  11534.17     10274
07/31/90  11702.76     10411
08/31/90  11520.79     10329
09/30/90  11596.93     10345
10/31/90  11776.58     10529
11/30/90  12086.1      10711
12/31/90  12118.4      10740
01/31/91  12281.27     10908
02/28/91  12417.55     11021        11292
03/31/91  12446.56     10997
04/30/91  12566.45     11138
05/31/91  12667.81     11207
06/30/91  12619.51     11187
07/31/91  12816.03     11299
08/31/91  12948.53     11454
09/30/91  13096.36     11612
10/31/91  13263.97     11705
11/30/91  13266.3      11743
12/31/91  13556.82     11993
01/31/92  13625.88     12022
02/29/92  13631.51     12026        12245
03/31/92  13583.1      11985
04/30/92  13666.33     12090
05/31/92  13796.89     12215
06/30/92  13987.21     12410
07/31/92  14301.1      12779
08/31/92  14213.12     12647
09/30/92  14318.85     12751
10/31/92  14263.95     12665
11/30/92  14440.88     12854
12/31/92  14537.58     12959
01/31/93  14740.22     13148
02/28/93  15166.24     13550        13731
03/31/93  14948.96     13373
04/30/93  15075.26     13456
05/31/93  15131.03     13496
06/30/93  15329.1      13743
07/31/93  15313.88     13744
08/31/93  15588.39     13989
09/30/93  15744.46     14142
10/31/93  15816.53     14179
11/30/93  15774.53     14053
12/31/93  16001.22     14311
01/31/94  16162.53     14463
02/28/94  15928.95     14149        14309
03/31/94  15518.55     13771
04/30/94  15600.41     13873
05/31/94  15700.91     13941
06/30/94  15667.83     13916
07/31/94  15836.51     14112
08/31/94  15913.04     14186
09/30/94  15788.59     14050
10/31/94  15621.85     13909
11/30/94  15442.59     13706
12/31/94  15619.04     13914
01/31/95  15873.47     14175
02/28/95  16189.59     14494        14731
03/31/95  16365.94     14645
04/30/95  16422.59     14684
05/31/95  16816.79     15074
06/30/95  16806.71     15062
07/31/95  16949.88     15253
08/31/95  17093.34     15433
09/30/95  17152.7      15492
10/31/95  17299.37     15627
11/30/95  17458.74     15799
12/31/95  17578.73     15883        15942
01/31/96  17698.62     16037
02/29/96  17683.39     15982
03/31/96  17485.41     15827
04/30/96  17460.39     15799
05/31/96  17438.37     15775
06/30/96  17546.14     15896
07/31/96  17715.3      16028
08/31/96  17693.19     16036
09/30/96  17840.05     16181
10/31/96  18028.91     16355
11/30/96  18274.7      16629
12/31/96  18227.66     16579        16663

(1) Includes sales charge of 3.00%.
(2) Excludes expenses.
(3) The former index -- A.H. Williams Intermediate Municipal Index** excludes expenses.

          Average Annual Total Return               Inception       One        Five         Since
               Through 12/31/96                        Date         Year       Years      Inception
          ---------------------------               ---------       ----       -----      ---------
Pegasus Intermediate Municipal Bond Fund
I Shares                                             1/30/95        4.05%      N/A          7.96%
A Shares with 3.00% sales charge                     3/1/88         0.58%      5.46%        7.02%
B Shares with 3.00% CDSC                             1/30/95       -0.06%      N/A          5.29%(1)
Lehman Brothers 7-Year Municipal Bond Index*        12/31/89        4.36%(3)   6.69%        7.49%(2)

(1) Return for a 'B' shareholder who invested at a 4.00% contingent deferred sales charge was 4.79%.
(2) Index return since 1/30/95 was 8.52%.
(3) Return for the A.H. Williams Intermediate Municipal Index** (the 1995 benchmark) was 4.52%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

 * The Lehman Brothers 7-Year Municipal Bond Index (which began in 1989) is an unmanaged index generally representative of the intermediate-term municipal bond market.

** A.H. Williams Intermediate Municipal Index is an unmanaged index generally representative of the intermediate investment-grade, tax exempt bond market.

Pegasus Funds
Management's Discussion and Analysis
Michigan Municipal Bond Fund
-----------------------------------------------------------------------------
An Interview with Becky Gersonde
Portfolio Manager
-----------------------------------------------------------------------------

Q. How did the Fund perform during the year ended December 31, 1996?

The Fund's I shares return was 3.44% versus 4.48% for the Lehman Brothers Michigan Municipal Bond Index. The Index, however, is not subject to the expenses of a mutual fund. The return number placed the Fund above the average return of 3.17% in the Lipper Michigan Municipal Debt Funds peer group.

Q. What factors contributed to the Fund's performance?

The underperformance by the Fund relative to the Index during the year is primarily attributable to its longer duration in a down market and the propensity for holding higher credit-quality issues. Fund performance was helped by its overweighting in the revenue sector (the best performing sector in the Michigan market), particularly the hospital sector, and its underweighting in the prerefunded sector. The minimal average cash position was also a positive for the income component of the Fund's total return.

Q. What are the Fund's investment characteristics?

As of December 31, 1996, the Fund held 39% in revenue securities, 38% in insured securities, 17% in general obligation bonds, 3% in prerefunded bonds and 3% in cash. The Fund remains primarily invested in higher credit-quality issues: 91% of the fund is rated Aa or better. The remaining 9%, of which 4% is rated A and 5% is rated Baa, are issues which enhance the yield in the Fund through selectively adding minimal credit risk. The Fund's average maturity was 10.4 years and its duration (a measurement of interest rate risk) was 7.3 years.*

Q. What was the overall credit climate during the year in the municipal bond market?

During 1996, the rating agencies upgraded more municipal credit ratings than any other year in history. Upgrades exceeded downgrades by more than a 3 to 1 ratio and downgrades fell to their lowest levels in 10 years. In particular, state general obligation bonds performed very well throughout the year as they became the beneficiaries of unexpected growth. This increase in growth led to greater tax receipts and improved financial conditions. On the negative side, deregulation of the utility industry placed a significant cloud of uncertainty over this sector of the market.

Q. What is the current state of the Michigan economy?

For the fourth straight year, the State ended with a cash surplus in its coffers totaling $88.1 million. This surplus is a result of the State's conservative budgeting practices along with a strong economy, record levels of low unemployment (4.2% versus the national average of 5.3%) and high personal income. The outlook remains favorable as the State's Budget Stabilization Fund ("Rainy Day Fund") remains in excess of $1.1 billion and overall debt levels are expected to remain below national averages.

* The portfolio's composition is subject to change.

                      Growth of $10,000 Invested in the
                 Pegasus Michigan Municipal Bond Fund and the
                Lehman Brothers Michigan Municipal Bond Index*

                                  [ GRAPH ]

                     PEGASUS MICHIGAN MUNICIPAL BOND FUND

Date      I Shares     A Shares     Index
02/01/93  10000         9550        10000
02/28/93  10329.99      9865.15     10362
03/31/93  10169.69      9712.06     10252
04/30/93  10287.25      9824.37     10356
05/31/93  10341.69      9876.32     10414
06/30/93  10532.93     10058.92     10588
07/31/93  10530.94     10057.01     10596
08/31/93  10781        10295.86     10819
09/30/93  10877.35     10387.92     10930
10/31/93  10920.55     10429.08     10941
11/30/93  10857.48     10368.91     10860
12/31/93  11052.71     10555.33     11085
01/31/94  11202.82     10698.67     11220
02/28/94  10889.71     10399.66     10932
03/31/94  10444.07      9974.12     10478
04/30/94  10491.61     10019.48     10574
05/31/94  10612.47     10134.94     10659
06/30/94  10520.89     10047.46     10599
07/31/94  10732.55     10249.54     10790
08/31/94  10774.34     10289.46     10825
09/30/94  10591.12     10114.5      10676
10/31/94  10366.08      9899.63     10479
11/30/94  10160.83      9703.56     10287
12/31/94  10454.03      9983.57     10522
01/31/95  10768.64     10284.01     10882
02/28/95  11072.41     10574.14     11199
03/31/95  11162.99     10660.67     11320
04/30/95  11178.52     10675.47     11341
05/31/95  11534.92     11015.83     11704
06/30/95  11399.61     10886.62     11590
07/31/95  11509.55     10991.57     11677
08/31/95  11647.04     11122.89     11834
09/30/95  11696.79     11170.44     11915
10/31/95  11879.63     11345.02     12115
11/30/95  12058.63     11515.96     12333
12/31/95  12178.84     11630.75     12462
01/31/96  12268.47     11716.42     12537
02/29/96  12168.17     11620.63     12439
03/31/96  12007.28     11466.97     12293
04/30/96  11966.61     11428.1      12275
05/31/96  11947.92     11410.24     12267
06/30/96  12047.45     11505.27     12404
07/31/96  12179.15     11631.04     12513
08/31/96  12167.07     11618.43     12510
09/30/96  12335.01     11775.82     12688
10/31/96  12456.44     11889.18     12840
11/30/96  12648.61     12070.82     13070
12/31/96  12597.69     12016.57     13019

(1) Includes maximum sales charge of 4.50%.
(2) Excludes expenses.

          Average Annual Total Return            Inception    One     Five      Since
               Through 12/31/96                     Date      Year    Years   Inception
          ---------------------------            ---------    ----    -----   ---------
Pegasus Michigan Municipal Bond Fund
I Shares                                           2/1/93     3.44%   N/A       6.08%
A Shares with 4.50% sales charge                   2/1/93    -1.33%   N/A       4.80%
B Shares with 5.00% CDSC                          9/23/96     N/A     N/A      -2.55%
Lehman Brothers Michigan Municipal Bond Index*     7/1/93     4.48%   N/A       6.08%(1)

(1) Index return since 9/23/96 was 2.62%.

The performance data quoted represents past performance and is not an indication of future results. The investment return and Net Asset Value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost.

The total return set forth may reflect the waiver of a portion of the fund's advisory or administrative fees for certain periods since the inception date. In such instances, and without waiver of fees, total return would have been lower.

* The Lehman Brothers Michigan Municipal Bond Index (which began in 1993) is an unmanaged index generally representative of the Michigan municipal bond market.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996
-----------------------------------------------------------------------------

                                                       Managed Assets    Managed Assets   Managed Assets
                                                     Conservative Fund    Balanced Fund     Growth Fund
                                                     -----------------   --------------   --------------
ASSETS:
Investment in securities:
  At cost                                               $70,179,857       $117,125,171       $654,935
                                                        ===========       ============       ========
  At value                                              $74,848,895       $129,397,806       $662,481
Cash                                                             --            211,662             --
Receivable for securities sold                            1,122,684             81,487             --
Receivable for shares sold                                   80,861             55,094         23,870
Income receivable                                           582,898            672,821            182
Deferred organization costs, net                             58,343             18,881             --
Prepaids and other assets                                     1,516             29,917          5,664
                                                        -----------       ------------       --------
    TOTAL ASSETS                                         76,695,197        130,467,668        692,197
                                                        -----------       ------------       --------
LIABILITIES:
Payable for securities purchased                                 --             10,363             --
Accrued investment advisory fees                             41,677             71,625            161
Accrued transfer agent fees                                   6,510              2,839             30
Accrued custodial fees                                        1,550              6,967            640
Administration fees payable                                   9,618             16,529             37
Shareholder services fees payable (Class A Shares)           14,526              5,552             10
Shareholder services fees payable (Class B Shares)            1,191                361              5
12b-1 fees payable (Class B Shares)                           3,574              1,082              5
Dividends payable                                            15,088             36,651             --
Payable for shares redeemed                                  39,584                250             --
Other payables and accrued expenses                          23,505             54,697          5,000
                                                        -----------       ------------       --------
    TOTAL LIABILITIES                                       156,823            206,916          5,888
                                                        -----------       ------------       --------
    NET ASSETS                                          $76,538,374       $130,260,752       $686,309
                                                        ===========       ============       ========

                                                        Equity         Growth           Mid-Cap
                                                      Income Fund       Fund       Opportunity Fund
                                                      -----------      ------      ----------------
ASSETS:
Investment in securities:
  At cost                                            $270,851,842   $428,530,302     $568,633,860
                                                     ============   ============     ============
  At value                                           $328,834,027   $555,081,389     $764,860,632
Cash                                                           --             --        2,407,048
Receivable for securities sold                            745,147      2,146,614        2,069,617
Receivable for shares sold                                916,556        906,832            1,449
Income receivable                                       1,274,624        529,957          832,247
Deferred organization costs, net                           45,481         44,858               --
Prepaids and other assets                                   2,389          4,207               --
                                                     ------------   ------------     ------------
    TOTAL ASSETS                                      331,818,224    558,713,857      770,170,993
                                                     ------------   ------------     ------------
LIABILITIES:
Payable for securities purchased                          930,756             --           34,816
Accrued investment advisory fees                          137,324        284,531          378,436
Accrued transfer agent fees                                 2,671          4,867           16,992
Accrued custodial fees                                      4,758          7,006            8,396
Administration fees payable                                41,197         71,133           94,609
Shareholder services fees payable (Class A Shares)          2,597          4,635           18,435
Shareholder services fees payable (Class B Shares)            419            227               23
12b-1 fees payable (Class B Shares)                         1,203            680               90
Dividends payable                                       1,165,205        389,152          121,607
Payable for shares redeemed                                 3,419         80,333               --
Other payables and accrued expenses                        38,895         97,911          219,561
                                                     ------------   ------------     ------------
    TOTAL LIABILITIES                                   2,328,444        940,475          892,965
                                                     ------------   ------------     ------------
    NET ASSETS                                       $329,489,780   $557,773,382     $769,278,028
                                                     ============   ============     ============

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES - (Continued)
December 31, 1996
-----------------------------------------------------------------------------

                                                              Managed Assets     Managed Assets   Managed Assets
                                                             Conservative Fund   Balanced Fund     Growth Fund
                                                             -----------------   --------------   --------------
Net Asset Value and Maximum Offering Price per Share:
Class A Shares:
Net assets                                                      $69,301,512       $ 26,774,494       $ 75,374
Capital shares                                                    4,518,141          2,302,965          7,476
                                                                -----------       ------------       --------
Net asset value per share                                             15.34              11.63          10.08
Maximum Sales Charge(1)                                                0.81               0.61           0.53
                                                                ===========       ============       ========
Maximum offering price per share                                $     16.15       $      12.24       $  10.61
                                                                ===========       ============       ========
Class B Shares:
Net assets                                                      $ 5,735,974       $  1,889,936       $ 16,568
Capital shares                                                      373,381            147,544          1,659
                                                                -----------       ------------       --------
Net asset value per share                                       $     15.36       $      12.81       $   9.99
                                                                ===========       ============       ========
Class I Shares:
Net assets                                                      $ 1,500,888       $101,596,322       $594,367
Capital shares                                                       97,565          8,762,842         58,671
                                                                -----------       ------------       --------
Net asset value per share                                       $     15.38       $      11.59       $  10.13
                                                                ===========       ============       ========
COMPOSITION OF NET ASSETS:
Capital shares (unlimited number of shares authorized,
  par value $.10 per share)                                     $   498,909       $  1,121,335       $  6,781
Additional paid-in capital                                       64,492,882        114,366,141        672,024
Accumulated undistributed net investment income (loss)               19,186             56,474            (42)
Accumulated undistributed net realized gains                      6,858,359          2,444,167             --
Net unrealized appreciation on investments                        4,669,038         12,272,635          7,546
                                                                -----------       ------------       --------
    NET ASSETS                                                  $76,538,374       $130,260,752       $686,309
                                                                ===========       ============       ========


                                                                Equity         Growth          Mid-Cap
                                                             Income Fund        Fund       Opportunity Fund
                                                             -----------       ------      ----------------
Net Asset Value and Maximum Offering Price per Share:
Class A Shares:
Net assets                                                   $ 12,956,269   $ 23,272,879     $ 91,515,703
Capital shares                                                    975,040      1,841,030        5,196,783
                                                             ------------   ------------     ------------
Net asset value per share                                           13.29          12.64            17.61
Maximum Sales Charge(1)                                              0.70           0.67             0.93
                                                             ============   ============     ============
Maximum offering price per share                             $      13.99   $      13.31     $      18.54
                                                             ============   ============     ============
Class B Shares:
Net assets                                                   $  1,884,616   $  1,094,542     $    154,588
Capital shares                                                    141,876         87,143           16,157
                                                             ------------   ------------     ------------
Net asset value per share                                    $      13.28   $      12.56     $       9.57
                                                             ============   ============     ============
Class I Shares:
Net assets                                                   $314,648,895   $533,405,961     $677,607,737
Capital shares                                                 23,739,941     42,218,766       38,475,172
                                                             ------------   ------------     ------------
Net asset value per share                                    $      13.25   $      12.63     $      17.61
                                                             ============   ============     ============
COMPOSITION OF NET ASSETS:
Capital shares (unlimited number of shares authorized,
  par value $.10 per share)                                  $  2,485,686   $  4,414,694     $  4,368,811
Additional paid-in capital                                    254,642,226    418,891,549      561,108,221
Accumulated undistributed net investment income (loss)            365,273         14,327              625
Accumulated undistributed net realized gains                   14,014,410      7,901,725        7,573,599
Net unrealized appreciation on investments                     57,982,185    126,551,087      196,226,772
                                                             ------------   ------------     ------------
    NET ASSETS                                               $329,489,780   $557,773,382     $769,278,028
                                                             ============   ============     ============

(1) All sales charges are 5.00% of Maximum Offering Price unless otherwise noted.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996
-----------------------------------------------------------------------------

                                          Small Cap       Intrinsic Value   Growth and Value   Equity Index   International
                                       Opportunity Fund        Fund               Fund             Fund        Equity Fund
                                       ----------------   ---------------   ----------------   ------------   -------------
ASSETS:
Investment in securities:
  At cost                                $108,852,783      $311,905,866       $610,103,283     $615,603,554   $376,063,526
                                         ============      ============       ============     ============   ============
  At value                               $132,243,229      $382,089,620       $786,565,398     $868,896,426   $405,954,299
Cash                                            4,756                --          4,931,718          200,714      2,978,857
Cash margin on deposit                             --                --                 --               --        538,815
Unrealized appreciation on foreign
  exchange contracts                               --                --                 --               --         44,222
Receivable for securities sold                     --                --          1,021,801               --         12,708
Receivable for shares sold                    508,272            78,946              5,000            5,466        596,609
Income receivable                              31,869         1,119,333          1,606,785        1,510,483        942,164
Reclaim receivable                                 --                --                 --               --        281,643
Deferred organization costs, net               45,300                --                 --            2,200         36,608
Prepaids and other assets                         755                --                 --               --         78,091
                                         ------------      ------------       ------------     ------------   ------------
  TOTAL ASSETS                            132,834,181       383,287,899        794,130,702      870,615,289    411,464,016
                                         ------------      ------------       ------------     ------------   ------------
LIABILITIES:
Payable for securities purchased               52,010         2,387,282                 --               --      8,471,887
Payable for variation margin on
  futures contracts                                --                --                 --               --         36,399
Accrued investment advisory fees               74,646           184,608            395,937           73,453        262,297
Accrued transfer agent fees                     1,104             5,419             12,215            6,105          3,958
Accrued custodial fees                          6,625             5,328              8,690           10,614         47,301
Administration fees payable                    15,995            46,152             98,984          110,179         49,181
Shareholder services fees payable
  (Class A Shares)                              1,193             4,509             12,089            7,440          2,047
Shareholder services fees payable
  (Class B Shares)                                 19                24                 30               16            236
12b-1 fees payable (Class B Shares)                56                71                 70               48            708
Dividends payable                                  --           612,967            688,766          554,152        527,462
Payable for shares redeemed                     2,800                --                 --               --             --
Withholding tax payable                            --                --                 --               --         76,765
Other payables and accrued expenses            31,649           130,022             72,061           36,632         21,547
                                         ------------      ------------       ------------     ------------   ------------
  TOTAL LIABILITIES                           186,097         3,376,382          1,288,842          798,639      9,499,788
                                         ------------      ------------       ------------     ------------   ------------
  NET ASSETS                             $132,648,084      $379,911,517       $792,841,860     $869,816,650   $401,964,228
                                         ============      ============       ============     ============   ============

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES -- (Continued)
December 31, 1996
-----------------------------------------------------------------------------

                                          Small Cap       Intrinsic Value   Growth and Value   Equity Index   International
                                       Opportunity Fund        Fund               Fund             Fund        Equity Fund
                                       ----------------   ---------------   ----------------   ------------   -------------
Net Asset Value and Maximum
Offering Price per Share:
Class A Shares:
Net assets                               $  6,697,302      $ 22,370,312       $ 59,027,413     $ 35,336,228   $ 10,836,197
Capital shares                                488,766         1,632,469          4,179,800        2,109,823        920,454
                                         ------------      ------------       ------------     ------------   ------------
Net asset value per share                       13.70             13.70              14.12            16.75          11.77
Maximum Sales Charge(1)                          0.72              0.72               0.74             0.52**         0.62
                                         ============      ============       ============     ============   ============
Maximum offering price per share         $      14.42      $      14.42       $      14.86     $      17.27   $      12.39
                                         ============      ============       ============     ============   ============
Class B Shares:
Net assets                               $    110,472      $    181,196       $    182,991     $    112,309   $  1,131,191
Capital shares                                  8,132            17,797             19,644           10,696        102,058
                                         ------------      ------------       ------------     ------------   ------------
Net asset value per share                $      13.58      $      10.18       $       9.32     $      10.50   $      11.08
                                         ============      ============       ============     ============   ============
Class I Shares:
Net assets                               $125,840,310      $357,360,009       $733,631,456     $834,368,113   $389,996,840
Capital shares                              9,115,753        26,072,063         51,941,688       49,823,539     33,067,406
                                         ------------      ------------       ------------     ------------   ------------
Net asset value per share                $      13.80      $      13.71       $      14.12     $      16.75   $      11.79
                                         ============      ============       ============     ============   ============
COMPOSITION OF NET ASSETS:
Capital shares (unlimited number of
  shares authorized, par value $.10
  per share)                             $    961,265      $  2,772,233       $  5,614,113     $  5,194,406   $  3,408,992
Additional paid-in capital                103,585,260       305,516,594        588,797,996      610,483,580    370,972,762
Accumulated undistributed net
  investment income (loss)                    (32,509)           58,093            612,320          477,119          6,249
Accumulated undistributed net
  realized gains (losses)                   4,743,622         1,380,843         21,355,316          368,673     (1,511,441)
Net unrealized appreciation on
  investments                              23,390,446        70,183,754        176,462,115      253,292,872     30,635,893
Net unrealized depreciation of
  assets and liabilities
  denominated in foreign currencies
  and financial futures                            --                --                 --               --     (1,548,227)
                                         ------------      ------------       ------------     ------------   ------------
    NET ASSETS                           $132,648,084      $379,911,517       $792,841,860     $869,816,650   $401,964,228
                                         ============      ============       ============     ============   ============

(1) All sales charges are 5.00% of Maximum Offering Price unless otherwise noted.

** Sales charge is 3.00% of Maximum Offering Price.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES
December 31, 1996
-----------------------------------------------------------------------------

                                                    Intermediate Bond                   Short Bond       Income
                                                          Fund           Bond Fund         Fund           Fund
                                                    -----------------    ---------      ----------       ------
ASSETS:
Investment in securities:
  At cost                                             $403,464,651      $775,813,795   $169,689,801   $192,732,108
                                                      ============      ============   ============   ============
  At value                                            $408,342,960      $795,953,075   $169,927,452   $194,594,501
Cash                                                     1,973,532         2,267,984      1,749,036             --
Receivable for shares sold                                      --           989,521             --             --
Income receivable                                        4,360,083         8,237,363      2,441,691      2,819,977
Reclaim receivable                                              --                --             --             --
Deferred organization costs, net                                --                --         18,703         29,834
Prepaids and other assets                                       --                --         29,387          1,646
                                                      ------------      ------------   ------------   ------------
    TOTAL ASSETS                                       414,676,575       807,447,943    174,166,269    197,445,958
                                                      ------------      ------------   ------------   ------------
LIABILITIES:
Payable for securities purchased                                --                --        920,461             --
Accrued investment advisory fees                           140,844           268,003         51,154         68,933
Accrued transfer agent fees                                  3,889             8,397          1,120          2,659
Accrued custodial fee                                        5,963             9,949          3,113          2,825
Administration fees payable                                 52,817           100,501         21,923         25,850
Shareholder services fees payable (Class A
  Shares)                                                    3,741             9,472            215          1,876
Shareholder services fees payable (Class B
  Shares)                                                       21                57             11            109
12b-1 fees payable (Class B Shares)                             62               170             32            327
Dividends payable                                          880,754         1,887,004        637,264        878,989
Payable for shares redeemed                                     --           102,858             --         40,000
Witholding tax payable                                          --                --             --             --
Other payables and accrued expenses                         37,779           177,881         14,945         12,647
                                                      ------------      ------------   ------------   ------------
    TOTAL LIABILITIES                                    1,125,870         2,564,292      1,650,238      1,034,215
                                                      ------------      ------------   ------------   ------------
    NET ASSETS                                        $413,550,705      $804,883,651   $172,516,031   $196,411,743
                                                      ============      ============   ============   ============

                                                                                                         Michigan
                                               International     Municipal    Intermediate Municipal    Municipal
                                                 Bond Fund       Bond Fund           Bond Fund          Bond Fund
                                               -------------     ---------    ----------------------    ---------
ASSETS:
Investment in securities:
  At cost                                       $52,839,661    $351,119,593        $376,483,430        $58,911,621
                                                ===========    ============        ============        ===========
  At value                                      $54,080,108    $362,946,762        $387,777,672        $59,940,484
Cash                                                 48,431              --                   1                  1
Receivable for shares sold                          168,656         495,136               3,000                 --
Income receivable                                 1,809,328       6,467,591           7,021,834            768,687
Reclaim receivable                                   12,086              --                  --                 --
Deferred organization costs, net                     42,648           4,994              33,964              3,284
Prepaids and other assets                             4,729         103,846               3,227             20,824
                                                -----------    ------------        ------------        -----------
    TOTAL ASSETS                                 56,165,986     370,018,329         394,839,698         60,733,280
                                                -----------    ------------        ------------        -----------
LIABILITIES:
Payable for securities purchased                         --              --                  --                 --
Accrued investment advisory fees                     32,568         123,649             133,266             20,150
Accrued transfer agent fees                           5,890           3,100               1,187              1,367
Accrued custodial fee                                 9,300           6,200              10,318              1,675
Administration fees payable                           6,979          46,368              49,974              7,556
Shareholder services fees payable (Class A
  Shares)                                               367           6,102               4,041              3,841
Shareholder services fees payable (Class B
  Shares)                                                10             134                 129                 23
12b-1 fees payable (Class B Shares)                      29             402                 386                 70
Dividends payable                                   163,835       1,631,035             937,911            102,084
Payable for shares redeemed                              --          50,000                  --                 --
Witholding tax payable                               15,454              --                  --                 --
Other payables and accrued expenses                  34,514          22,897              72,465              2,840
                                                -----------    ------------        ------------        -----------
    TOTAL LIABILITIES                               268,946       1,889,887           1,209,677            139,606
                                                -----------    ------------        ------------        -----------
    NET ASSETS                                  $55,897,040    $368,128,442        $393,630,021        $60,593,674
                                                ===========    ============        ============        ===========

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF ASSETS AND LIABILITIES -- (Continued)
December 31, 1996
-----------------------------------------------------------------------------

                                                        Intermediate Bond                   Short Bond       Income
                                                               Fund           Bond Fund        Fund           Fund
                                                        -----------------     ---------     ----------       ------
Net Asset Value and Maximum Offering Price per Share:
Class A Shares:
Net assets                                                 $ 18,324,384     $ 46,976,975   $  1,032,874   $  8,797,772
Capital shares                                                1,780,068        4,574,321        102,185      1,121,909
                                                           ------------     ------------   ------------   ------------
Net asset value per share                                         10.29            10.27          10.11           7.84
Maximum Sales Charge                                               0.32**           0.48*          0.10+          0.24**
                                                           ============     ============   ============   ============
Maximum offering price per share                           $      10.61     $      10.75   $      10.21   $       8.08
                                                           ============     ============   ============   ============
Class B Shares:
Net assets                                                 $    121,590     $    279,604   $     56,019   $    502,297
Capital shares                                                   11,918           27,222          5,590         63,988
                                                           ------------     ------------   ------------   ------------
Net asset value per share                                  $      10.20     $      10.27   $      10.02   $       7.85
                                                           ============     ============   ============   ============
Class I Shares:
Net assets                                                 $395,104,731     $757,627,072   $171,427,138   $187,111,674
Capital shares                                               38,384,021       73,753,421     16,956,120     23,831,822
                                                           ------------     ------------   ------------   ------------
Net asset value per share                                  $      10.29     $      10.27   $      10.11   $       7.85
                                                           ============     ============   ============   ============
COMPOSITION OF NET ASSETS:
Capital shares (unlimited number of shares
  authorized, par value $.10 per share)                    $  4,017,601     $  7,835,496   $  1,706,390   $  2,501,772
Additional paid-in capital                                  413,617,621      800,074,876    170,375,328    191,997,498
Accumulated undistributed net investment income
  (loss)                                                         10,160          234,248         81,695         86,954
Accumulated undistributed net realized gains (losses)        (8,972,986)     (23,400,249)       114,967        (36,874)
Net unrealized appreciation on investments                    4,878,309       20,139,280        237,651      1,862,393
Net unrealized depreciation of assets and liabilities
  denominated in foreign currencies and financial
  futures                                                            --               --             --             --
                                                           ------------     ------------   ------------   ------------
    NET ASSETS                                             $413,550,705     $804,883,651   $172,516,031   $196,411,743
                                                           ============     ============   ============   ============

                                                                                                                  Michigan
                                                        International     Municipal    Intermediate Municipal    Municipal
                                                          Bond Fund       Bond Fund           Bond Fund          Bond Fund
                                                        -------------     ---------    ----------------------    ---------
Net Asset Value and Maximum Offering Price per Share:
Class A Shares:
Net assets                                               $ 2,006,239    $ 29,352,216        $ 19,049,219        $18,574,882
Capital shares                                               185,931       2,373,965           1,574,071          1,771,630
                                                         -----------    ------------        ------------        -----------
Net asset value per share                                      10.79           12.36               12.10              10.48
Maximum Sales Charge                                            0.51*           0.58*               0.37**             0.49*
                                                         ===========    ============        ============        ===========
Maximum offering price per share                         $     11.30    $      12.94        $      12.47        $     10.97
                                                         ===========    ============        ============        ===========
Class B Shares:
Net assets                                               $    46,004    $    671,989        $    611,392        $   110,241
Capital shares                                                 4,232          54,378              50,549             10,833
                                                         -----------    ------------        ------------        -----------
Net asset value per share                                $     10.87    $      12.36        $      12.10        $     10.18
                                                         ===========    ============        ============        ===========
Class I Shares:
Net assets                                               $53,844,797    $338,104,237        $373,969,410        $41,908,551
Capital shares                                             4,962,535      27,363,117          30,886,029          3,997,337
                                                         -----------    ------------        ------------        -----------
Net asset value per share                                $     10.85    $      12.36        $      12.11        $     10.48
                                                         ===========    ============        ============        ===========
COMPOSITION OF NET ASSETS:
Capital shares (unlimited number of shares
  authorized, par value $.10 per share)                  $   515,270    $  2,979,146        $  3,251,065        $   577,980
Additional paid-in capital                                54,134,985     354,625,891         378,446,359         59,016,733
Accumulated undistributed net investment income
  (loss)                                                      24,021       1,054,788             590,714             92,984
Accumulated undistributed net realized gains (losses)           (457)     (2,358,552)             47,641           (122,886)
Net unrealized appreciation on investments                 2,474,398      11,827,169          11,294,242          1,028,863
Net unrealized appreciation of assets and liabilities
  denominated in foreign currencies and financial
  futures                                                 (1,251,177)             --                  --                 --
                                                         -----------    ------------        ------------        -----------
    NET ASSETS                                           $55,897,040    $368,128,442        $393,630,021        $60,593,674
                                                         ===========    ============        ============        ===========

 + Sales charge is 1.00% of Maximum Offering Price.
 * Sales charge is 4.50% of Maximum Offering Price.
** Sales charge is 3.00% of Maximum Offering Price.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1996
-----------------------------------------------------------------------------

                               Managed Assets     Managed Assets   Managed Assets     Equity        Growth          Mid-Cap
                              Conservative Fund   Balanced Fund    Growth Fund(1)   Income Fund      Fund       Opportunity Fund
                              -----------------   --------------   --------------   -----------     ------      ----------------
INVESTMENT INCOME:
  Interest                       $ 2,164,113       $ 3,724,747        $   182       $ 1,846,685   $   567,824     $  1,127,619
  Dividends                          899,603         1,080,135             --        11,172,997     5,410,972        6,267,117
                                 -----------       -----------        -------       -----------   -----------     ------------
  TOTAL INVESTMENT INCOME          3,063,716         4,804,882            182        13,019,682     5,978,796        7,394,736
                                 -----------       -----------        -------       -----------   -----------     ------------
EXPENSES:
  Investment advisory fees           411,918           815,815            161         1,543,034     2,424,551        4,865,124
  Administration fees                 95,058            66,113             37           462,910       578,449          366,806
  Shareholder services
    fees (Class A Shares)            145,108            25,472             10            14,428        23,830           91,946
  Shareholder services
    fees (Class B Shares)             10,476             1,520              5             3,283         1,869               31
  12b-1 fees (Class B
    Shares)                           31,429             3,706              5             9,850         5,606              113
  Distribution fees                       --             9,251             --                --            --           60,324
  Professional fees                   30,446            29,869          5,000            42,527        69,317           59,225
  Custodian fees                      56,530            78,377            640           101,912       131,683           99,684
  Transfer and dividend
    disbursing agent fees             84,164            31,625             30            11,598        24,598          132,250
  Amortization of deferred
    organization costs                18,107             9,434             --            15,156        14,888            3,243
  Registration, filing
    fees and other
    expenses                          26,559           101,427             --            94,892       103,364          120,369
  Less: Expense
    reimbursement                    (95,432)          (74,462)        (5,664)         (233,127)     (245,346)              --
                                 -----------       -----------        -------       -----------   -----------     ------------
  NET EXPENSES                       814,363         1,098,147            224         2,066,463     3,132,809        5,799,115
                                 -----------       -----------        -------       -----------   -----------     ------------
NET INVESTMENT INCOME
  (LOSS)                           2,249,353         3,706,735            (42)       10,953,219     2,845,987        1,595,621
                                 -----------       -----------        -------       -----------   -----------     ------------
NET REALIZED AND
  UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY
  TRANSACTIONS:
Net realized gains on:
  Investment transactions          7,593,376         8,885,279             --        28,916,705    39,693,748       57,875,884
Net change in unrealized
  appreciation
  (depreciation) on:
  Investment securities           (3,598,969)        1,454,970          7,546        16,384,426    37,068,731       97,381,421
                                 -----------       -----------        -------       -----------   -----------     ------------
    NET REALIZED AND
      UNREALIZED GAINS ON
      INVESTMENTS AND
      FOREIGN CURRENCY
      TRANSACTIONS                 3,994,407        10,340,249          7,546        45,301,131    76,762,479      155,257,305
                                 -----------       -----------        -------       -----------   -----------     ------------
NET INCREASE IN NET ASSETS
  FROM OPERATIONS                $ 6,243,760       $14,046,984        $ 7,504       $56,254,350   $79,608,466     $156,852,926
                                 ===========       ===========        =======       ===========   ===========     ============

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1996
-----------------------------------------------------------------------------

                                          Small Cap       Intrinsic Value   Growth and Value   Equity Index   International
                                       Opportunity Fund        Fund               Fund             Fund        Equity Fund
                                       ----------------   ---------------   ----------------   ------------   -------------
INVESTMENT INCOME:
  Interest                               $   337,093        $ 2,452,783       $    937,093     $    194,724    $ 1,295,632
  Dividends                                  573,279          6,929,187         14,840,935       16,184,854      3,629,859*
                                         -----------        -----------       ------------     ------------    -----------
  TOTAL INVESTMENT INCOME                    910,372          9,381,970         15,778,028       16,379,578      4,925,491
                                         -----------        -----------       ------------     ------------    -----------
EXPENSES:
  Investment advisory fees                   752,396          2,073,576          5,250,198          725,120      1,801,653
  Administration fees                        161,228            172,884            382,992          420,590        207,599
  Shareholder services fees (Class
    A Shares)                                  5,663             22,327             62,159           18,760          9,300
  Shareholder services fees (Class
    B Shares)                                    116                 47                 46               29          1,253
  12b-1 fees (Class B Shares)                    347                140                119               87          2,796
  Distribution fees                               --             19,349             52,916           25,320          5,735
  Professional fees                           25,162             37,912             58,752           64,635         57,539
  Custodian fees                              67,290             54,841            105,677          126,503        225,730
  Transfer and dividend disbursing
    agent fees                                12,372             35,482             80,531           30,236         19,483
  Amortization of deferred
    organization costs                        14,894              2,323              7,429            4,399         12,551
  Registration, filing fees and
    other expenses                            50,882            107,533            111,385          140,601        107,773
  Less: Expense reimbursement               (147,469)                --                 --               --             --
                                         -----------        -----------       ------------     ------------    -----------
  NET EXPENSES                               942,881          2,526,414          6,112,204        1,556,280      2,451,412
                                         -----------        -----------       ------------     ------------    -----------
NET INVESTMENT INCOME (LOSS)                 (32,509)         6,855,556          9,665,824       14,823,298      2,474,079
                                         -----------        -----------       ------------     ------------    -----------
NET REALIZED AND UNREALIZED GAINS
  (LOSSES) ON INVESTMENTS AND
  FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses) on:
  Investment transactions                 17,881,429         16,465,095         87,410,523       16,222,665        190,484
  Foreign currency transactions                   --                 --                 --               --       (139,036)
  Futures transactions                            --                 --                 --               --     (1,547,669)
Net change in unrealized
 appreciation (depreciation) on:
  Investment securities                    7,930,344         43,380,316         36,502,219      119,756,862     19,301,671
  Assets and liabilities
    denominated in foreign
    currencies and financial
    futures                                       --                 --                 --               --     (1,554,584)
                                         -----------        -----------       ------------     ------------    -----------
    NET REALIZED AND UNREALIZED
      GAINS ON INVESTMENTS AND
      FOREIGN CURRENCY TRANSACTIONS       25,811,773         59,845,411        123,912,742      135,979,527     16,250,866
                                         -----------        -----------       ------------     ------------    -----------
NET INCREASE IN NET ASSETS FROM
  OPERATIONS                             $25,779,264        $66,700,967       $133,578,566     $150,802,825    $18,724,945
                                         ===========        ===========       ============     ============    ===========

* Net of foreign taxes withheld of $476,672.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF OPERATIONS
For the Year Ended December 31, 1996
-----------------------------------------------------------------------------

                                                             Intermediate                    Short
                                                                 Bond          Bond          Bond         Income
                                                                 Fund          Fund          Fund          Fund
                                                             ------------      ----          -----        -------
INVESTMENT INCOME:
  Interest                                                   $27,533,516    $44,619,654   $10,278,780   $13,424,502
                                                             -----------    -----------   -----------   -----------
    TOTAL INVESTMENT INCOME                                   27,533,516     44,619,654    10,278,780    13,424,502
                                                             -----------    -----------   -----------   -----------
EXPENSES:
  Investment advisory fees                                     2,214,927      3,163,598       909,166       820,574
  Administration fees                                            200,629        400,303        85,917       307,715
  Shareholder services fees (Class A Shares)                      14,337         41,642           951        17,824
  Shareholder services fees (Class B Shares)                          40            194            17         1,074
  12b-1 fees (Class B Shares)                                        123            516            51         3,233
  Distribution fees                                               19,598         38,482         6,119            --
  Professional fees                                               51,513         76,604        36,364        38,132
  Custodian fees                                                  72,635         95,680        37,125        84,846
  Transfer and dividend disbursing agent fees                     30,981         59,792         6,656        10,560
  Amortization of deferred organization costs                      3,565          6,439         6,801         8,925
  Registration, filing fees and other expenses                    68,378        130,399        86,668        71,460
  Less: Expense reimbursement                                         --             --            --      (183,139)
                                                             -----------    -----------   -----------   -----------
  NET EXPENSES                                                 2,676,726      4,013,649     1,175,835     1,181,204
                                                             -----------    -----------   -----------   -----------
NET INVESTMENT INCOME                                         24,856,790     40,606,005     9,102,945    12,243,298
                                                             -----------    -----------   -----------   -----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses) on:
  Investment transactions                                      1,800,673      4,524,736       480,231       (21,631)
  Foreign currency transactions                                       --             --            --            --
Net change in unrealized appreciation (depreciation) on:
  Investment securities                                       (4,413,650)   (10,189,588)   (2,046,522)   (5,355,005)
  Assets and liabilities denominated in foreign
    currencies and financial futures                                  --             --            --            --
                                                             -----------    -----------   -----------   -----------
    NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
      INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS           (2,612,977)    (5,664,852)   (1,566,291)   (5,376,636)
                                                             -----------    -----------   -----------   -----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                   $22,243,813    $34,941,153   $ 7,536,654   $ 6,866,662
                                                             ===========    ===========   ===========   ===========

                                                                                                           Michigan
                                                             International    Municipal    Intermediate   Municipal
                                                                 Bond           Bond        Municipal        Bond
                                                                 Fund           Fund        Bond Fund        Fund
                                                             -------------    ---------    ------------   ---------
INVESTMENT INCOME:
  Interest                                                    $ 1,866,577*   $14,921,427   $20,333,334    $3,023,200
                                                              -----------    -----------   -----------    ----------
    TOTAL INVESTMENT INCOME                                     1,866,577     14,921,427    20,333,334     3,023,200
                                                              -----------    -----------   -----------    ----------
EXPENSES:
  Investment advisory fees                                        218,366      1,101,456     1,561,163       308,496
  Administration fees                                              46,583        413,046       585,436        28,964
  Shareholder services fees (Class A Shares)                        2,168         66,864        45,383        21,030
  Shareholder services fees (Class B Shares)                           25          1,124         1,213            38
  12b-1 fees (Class B Shares)                                          75          3,373         3,640           113
  Distribution fees                                                    --             --            --        13,127
  Professional fees                                                25,748         70,174        51,585        23,854
  Custodian fees                                                   51,896        108,427       123,816        17,398
  Transfer and dividend disbursing agent fees                      44,752         21,790        12,748        14,364
  Amortization of deferred organization costs                      13,885          1,321        11,355         3,031
  Registration, filing fees and other expenses                     35,085         95,100       111,708        62,476
  Less: Expense reimbursement                                    (160,438)      (273,829)     (267,210)      (45,685)
                                                              -----------    -----------   -----------    ----------
  NET EXPENSES                                                    278,145      1,608,846     2,240,837       447,206
                                                              -----------    -----------   -----------    ----------
NET INVESTMENT INCOME                                           1,588,432     13,312,581    18,092,497     2,575,994
                                                              -----------    -----------   -----------    ----------
NET REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
  AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gains (losses) on:
  Investment transactions                                          36,924      2,185,933     2,576,883       (90,124)
  Foreign currency transactions                                   218,171             --            --            --
Net change in unrealized appreciation (depreciation) on:
  Investment securities                                         2,046,682     (3,444,888)   (5,510,989)     (530,540)
  Assets and liabilities denominated in foreign
    currencies and financial futures                           (1,395,357)            --            --            --
                                                              -----------    -----------   -----------    ----------
    NET REALIZED AND UNREALIZED GAINS (LOSSES) ON
      INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS               906,420     (1,258,955)   (2,934,106)     (620,664)
                                                              -----------    -----------   -----------    ----------
NET INCREASE IN NET ASSETS FROM OPERATIONS                    $ 2,494,852    $12,053,626   $15,158,391    $1,955,330
                                                              ===========    ===========   ===========    ==========

* Net of foreign taxes withheld of $52,567.

                      See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                               Managed Assets Conservative Fund
                                                             -------------------------------------
                                                                Year Ended          Year Ended
                                                             December 31, 1996   December 31, 1995
                                                             -----------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)                                  $ 2,249,353         $ 2,375,663
  Net realized gains (losses) on investments and foreign
    currency transactions                                         7,593,376            (324,052)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translation                 (3,598,969)          9,391,499
                                                                -----------         -----------
  Net increase in net assets from operations                      6,243,760          11,443,110
                                                                -----------         -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                               (2,065,593)         (2,441,590)
    Class B Shares                                                 (116,907)            (31,089)
    Class I Shares                                                  (47,887)            (36,073)
                                                                -----------         -----------
  Total dividends from net investment income                     (2,230,387)         (2,508,752)
                                                                -----------         -----------
  From realized gains
    Class A Shares                                                 (503,438)           (108,059)
    Class B Shares                                                  (40,850)             (4,560)
    Class I Shares                                                  (11,015)             (2,720)
                                                                -----------         -----------
  Total distributions from realized gains                          (555,303)           (115,339)
                                                                -----------         -----------
  Total distributions                                            (2,785,690)         (2,624,091)
                                                                -----------         -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                    25,295,850           9,561,625
  Proceeds from shares issued in connection with merger                  --                  --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                                 2,188,938           2,415,006
                                                                -----------         -----------
                                                                 27,484,788          11,976,631
  Less payments for shares redeemed                              (9,869,811)         (9,697,497)
                                                                -----------         -----------
  Net increase in net assets from capital share
    transactions                                                 17,614,977           2,279,134
                                                                -----------         -----------
NET INCREASE IN NET ASSETS                                       21,073,047          11,098,153
NET ASSETS:
  Beginning of period                                            55,465,327          44,367,174
                                                                -----------         -----------
  End of period                                                 $76,538,374         $55,465,327
                                                                ===========         ===========


                                                                 Managed Assets Balanced Fund        Managed Assets Growth Fund
                                                             -------------------------------------   --------------------------
                                                                Year Ended          Year Ended              Period Ended
                                                             December 31, 1996   December 31, 1995      December 31, 1996(1)
                                                             -----------------   -----------------      --------------------
FROM OPERATIONS:
  Net investment income (loss)                                 $  3,706,735        $  2,515,594               $    (42)
  Net realized gains (losses) on investments and foreign
    currency transactions                                         8,885,279           1,548,275                     --
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translation                  1,454,970          11,071,176                  7,546
                                                               ------------        ------------               --------
  Net increase in net assets from operations                     14,046,984          15,135,045                  7,504
                                                               ------------        ------------               --------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                                 (425,768)           (296,957)                    --
    Class B Shares                                                   (9,258)                 --                     --
    Class I Shares                                               (3,244,172)         (2,227,365)                    --
                                                               ------------        ------------               --------
  Total dividends from net investment income                     (3,679,198)         (2,524,322)                    --
                                                               ------------        ------------               --------
  From realized gains
    Class A Shares                                                 (821,598)           (105,080)                    --
    Class B Shares                                                  (21,678)                 --                     --
    Class I Shares                                               (5,862,553)           (882,854)                    --
                                                               ------------        ------------               --------
  Total distributions from realized gains                        (6,705,829)           (987,934)                    --
                                                               ------------        ------------               --------
  Total distributions                                           (10,385,027)         (3,512,256)                    --
                                                               ------------        ------------               --------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                    58,464,843          47,232,261                678,805
  Proceeds from shares issued in connection with merger          10,706,448                  --                     --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                                 8,112,803           3,343,276                     --
                                                               ------------        ------------               --------
                                                                 77,284,094          50,575,537                678,805
  Less payments for shares redeemed                             (44,309,100)        (22,741,717)                    --
                                                               ------------        ------------               --------
  Net increase in net assets from capital share
    transactions                                                 32,974,994          27,833,820                678,805
                                                               ------------        ------------               --------
NET INCREASE IN NET ASSETS                                       36,636,951          39,456,609                686,309
NET ASSETS:
  Beginning of period                                            93,623,801          54,167,192                     --
                                                               ------------        ------------               --------
  End of period                                                $130,260,752        $ 93,623,801               $686,309
                                                               ============        ============               ========

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(2) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(3) For the period February 1, 1995 through December 31, 1995.
(4) For the period March 1, 1995 through December 31, 1995.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                      Equity Income Fund                             Growth Fund
                                           ----------------------------------------   ----------------------------------------
                                               Year Ended          Period Ended           Year Ended          Period Ended
                                           December 31, 1996   December 31, 1995(2)   December 31, 1996   December 31, 1995(2)
                                           -----------------   --------------------   -----------------   --------------------
FROM OPERATIONS:
  Net investment income                       $ 10,953,219         $  9,024,081          $  2,845,987         $  3,827,071
  Net realized gains on investments and
    foreign currency transactions               28,916,705           12,993,377            39,693,748           26,140,162
  Net change in unrealized appreciation
    on investments and foreign currency
    translation                                 16,384,426           41,597,759            37,068,731           45,732,866
                                              ------------         ------------          ------------         ------------
  Net increase in net assets from
    operations                                  56,254,350           63,615,217            79,608,466           75,700,099
                                              ------------         ------------          ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                (182,781)             (36,341)              (43,133)             (20,056)
    Class B Shares                                 (30,522)              (4,665)                   --                 (128)
    Class I Shares                             (10,366,056)          (8,991,662)           (2,792,205)          (3,803,209)
  Total dividends from net investment
    income                                     (10,579,359)          (9,032,668)           (2,835,338)          (3,823,393)
  From realized gains
    Class A Shares                                (620,108)             (76,484)             (978,254)            (297,846)
    Class B Shares                                (111,649)             (15,958)             (102,183)             (18,522)
    Class I Shares                             (19,435,888)          (7,635,585)          (35,960,890)         (20,574,490)
                                              ------------         ------------          ------------         ------------
  Total distributions from realized
    gains                                      (20,167,645)          (7,728,027)          (37,041,327)         (20,890,858)
                                              ------------         ------------          ------------         ------------
  Total distributions                          (30,747,004)         (16,760,695)          (39,876,665)         (24,714,251)
                                              ------------         ------------          ------------         ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                   57,483,345          258,157,716            55,586,208          300,831,887
  Proceeds from shares issued in
    connection with merger                              --                   --           228,354,666                   --
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders                                   407,197            6,638,209            28,365,633           15,027,099
                                              ------------         ------------          ------------         ------------
                                                57,890,542          264,795,925           312,306,507          315,858,986
  Less payments for shares redeemed            (41,301,635)         (24,256,920)          (92,806,272)         (68,303,488)
                                              ------------         ------------          ------------         ------------
  Net increase in net assets from
    capital share transactions                  16,588,907          240,539,005           219,500,235          247,555,498
                                              ------------         ------------          ------------         ------------
NET INCREASE IN NET ASSETS                      42,096,253          287,393,527           259,232,036          298,541,346
NET ASSETS:
  Beginning of period                          287,393,527                   --           298,541,346                   --
                                              ------------         ------------          ------------         ------------
  End of period                               $329,489,780         $287,393,527          $557,773,382         $298,541,346
                                              ============         ============          ============         ============

                                                                        Mid-Cap Opportunity Fund
                                                                 -------------------------------------
                                                                     Year Ended          Year Ended
                                                                 December 31, 1996   December 31, 1995
                                                                 -----------------   -----------------
FROM OPERATIONS:
  Net investment income                                            $   1,595,621       $   2,185,244
  Net realized gains on investments and foreign currency
    transactions                                                      57,875,884          33,998,949
  Net change in unrealized appreciation on investments and
    foreign currency translation                                      97,381,421          70,828,164
                                                                   -------------       -------------
  Net increase in net assets from operations                         156,852,926         107,012,357
                                                                   -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                                      (104,348)           (272,573)
    Class B Shares                                                           (58)                 --
    Class I Shares                                                    (1,491,567)         (2,111,317)
                                                                   -------------       -------------
  Total dividends from net investment income                          (1,595,973)         (2,383,890)
                                                                   -------------       -------------
  From realized gains
    Class A Shares                                                    (6,210,266)         (3,428,083)
    Class B Shares                                                       (10,839)                 --
    Class I Shares                                                   (45,814,909)        (27,874,263)
                                                                   -------------       -------------
  Total distributions from realized gains                            (52,036,014)        (31,302,346)
                                                                   -------------       -------------
  Total distributions                                                (53,631,987)        (33,686,236)
                                                                   -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                        196,266,003         138,422,625
  Proceeds from shares issued in connection with merger                       --                  --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                                      1,278,484          32,652,833
                                                                   -------------       -------------
                                                                     197,544,487         171,075,458
  Less payments for shares redeemed                                 (182,439,666)       (118,448,431)
                                                                   -------------       -------------
  Net increase in net assets from capital share transactions          15,104,821          52,627,027
                                                                   -------------       -------------
NET INCREASE IN NET ASSETS                                           118,325,760         125,953,148
NET ASSETS:
  Beginning of period                                                650,952,268         524,999,120
                                                                   -------------       -------------
  End of period                                                    $ 769,278,028       $ 650,952,268
                                                                   =============       =============

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(2) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(3) For the period February 1, 1995 through December 31, 1995.
(4) For the period March 1, 1995 through December 31, 1995.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                      Small Cap Opportunity Fund                   Intrinsic Value Fund
                                               ----------------------------------------   -------------------------------------
                                                   Year Ended          Period Ended           Year Ended          Year Ended
                                               December 31, 1996   December 31, 1995(2)   December 31, 1996   December 31, 1995
                                               -----------------   --------------------   -----------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)                    $    (32,509)        $    412,673          $  6,855,556        $  6,011,616
  Net realized gains on investments and
    foreign currency transactions                   17,881,429            1,749,697            16,465,095          18,391,186
  Net change in unrealized appreciation on
    investments and foreign currency
    translation                                      7,930,344           15,460,102            43,380,316          28,180,120
                                                  ------------         ------------          ------------        ------------
  Net increase in net assets from operations        25,779,264           17,622,472            66,700,967          52,582,922
                                                  ------------         ------------          ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                         (10)                (807)             (425,708)           (439,469)
    Class B Shares                                          --                   --                  (689)                 --
    Class I Shares                                      (3,928)            (407,928)           (6,481,315)         (5,807,728)
                                                  ------------         ------------          ------------        ------------
  Total dividends from net investment income            (3,938)            (408,735)           (6,907,712)         (6,247,197)
                                                  ------------         ------------          ------------        ------------
  From realized gains
    Class A Shares                                    (556,174)             (13,273)           (1,071,739)         (1,155,716)
    Class B Shares                                      (8,638)                (308)               (6,170)                 --
    Class I Shares                                 (12,459,929)          (1,849,182)          (16,413,883)        (15,316,254)
                                                  ------------         ------------          ------------        ------------
  Total distributions from realized gains          (13,024,741)          (1,862,763)          (17,491,792)        (16,471,970)
                                                  ------------         ------------          ------------        ------------
  Total distributions                              (13,028,679)          (2,271,498)          (24,399,504)        (22,719,167)
                                                  ------------         ------------          ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                       33,354,228           89,942,654           144,922,924          39,975,498
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders                                     7,971,106            1,194,408             5,191,098          21,049,306
                                                  ------------         ------------          ------------        ------------
                                                    41,325,334           91,137,062           150,114,022          61,024,804
  Less payments for shares redeemed                (15,040,778)         (12,875,093)          (68,388,827)        (55,031,796)
                                                  ------------         ------------          ------------        ------------
  Net increase in net assets from capital
    share transactions                              26,284,556           78,261,969            81,725,195           5,993,008
                                                  ------------         ------------          ------------        ------------
NET INCREASE IN NET ASSETS                          39,035,141           93,612,943           124,026,658          35,856,763
NET ASSETS:
  Beginning of period                               93,612,943                   --           255,884,859         220,028,096
                                                  ------------         ------------          ------------        ------------
  End of period                                   $132,648,084         $ 93,612,943          $379,911,517        $255,884,859
                                                  ============         ============          ============        ============

                                                                Growth and Value Fund
                                                        -------------------------------------
                                                            Year Ended          Year Ended
                                                        December 31, 1996   December 31, 1995
                                                        -----------------   -----------------
FROM OPERATIONS:
  Net investment income (loss)                            $   9,665,824       $  11,355,754
  Net realized gains on investments and foreign
    currency transactions                                    87.410,523          21,032,338
  Net change in unrealized appreciation on
    investments and foreign currency translation             36,502,219         130,722,828
                                                          -------------       -------------
  Net increase in net assets from operations                133,578,566         163,110,920
                                                          -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                             (611,802)           (844,877)
    Class B Shares                                                 (600)                 --
    Class I Shares                                           (8,481,780)        (11,083,739)
                                                          -------------       -------------
  Total dividends from net investment income                 (9,094,182)        (11,928,616)
                                                          -------------       -------------
  From realized gains
    Class A Shares                                           (5,430,328)           (984,229)
    Class B Shares                                              (15,316)                 --
    Class I Shares                                          (66,935,481)        (13,232,229)
                                                          -------------       -------------
  Total distributions from realized gains                   (72,381,125)        (14,216,458)
                                                          -------------       -------------
  Total distributions                                       (81,475,307)        (26,145,074)
                                                          -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                               203,968,799         129,170,938
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                             6,414,873          22,736,385
                                                          -------------       -------------
                                                            210,383,672         151,907,323
  Less payments for shares redeemed                        (206,812,138)       (123,076,813)
                                                          -------------       -------------
  Net increase in net assets from capital share
    transactions                                              3,571,534          28,830,510
                                                          -------------       -------------
NET INCREASE IN NET ASSETS                                   55,674,793         165,796,356
NET ASSETS:
  Beginning of period                                       737,167,067         571,370,711
                                                          -------------       -------------
  End of period                                           $ 792,841,860       $ 737,167,067
                                                          =============       =============

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(2) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(3) For the period February 1, 1995 through December 31, 1995.
(4) For the period March 1, 1995 through December 31, 1995.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                         Equity Index Fund                   International Equity Fund
                                               -------------------------------------   -------------------------------------
                                                   Year Ended          Year Ended          Year Ended          Year Ended
                                               December 31, 1996   December 31, 1995   December 31, 1996   December 31, 1995
                                               -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS:
  Net investment income                          $  14,823,298        $  9,843,900        $  2,474,079        $  1,001,636
  Net realized gains (losses) on investments
    and foreign currency transactions               16,222,665           4,873,484          (1,496,221)           (148,064)
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translation                   119,756,862         113,244,299          17,747,087           7,529,463
                                                 -------------        ------------        ------------        ------------
  Net increase in net assets from operations       150,802,825         127,961,683          18,724,945           8,383,035
                                                 -------------        ------------        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                    (232,541)            (94,786)            (29,678)            (15,475)
    Class B Shares                                        (467)                 --              (3,888)                 --
    Class I Shares                                 (14,255,449)        (10,046,140)         (2,296,031)         (1,017,696)
                                                 -------------        ------------        ------------        ------------
  Total dividends from net investment income       (14,488,457)        (10,140,926)         (2,329,597)         (1,033,171)
                                                 -------------        ------------        ------------        ------------
  From realized gains
    Class A Shares                                    (524,957)            (69,893)                 --                  --
    Class B Shares                                      (1,276)                 --                  --                  --
    Class I Shares                                 (12,759,806)         (4,803,591)                 --                  --
                                                 -------------        ------------        ------------        ------------
  Total distributions from realized gains          (13,286,039)         (4,873,484)                 --                  --
                                                 -------------        ------------        ------------        ------------
  In excess of realized gains
    Class A Shares                                          --              (1,300)                 --                 (39)
    Class B Shares                                          --                  --                  --                  --
    Class I Shares                                          --             (89,375)                 --              (3,216)
                                                 -------------        ------------        ------------        ------------
  Total distributions in excess of realized
    gains                                                   --             (90,675)                 --              (3,255)
                                                 -------------        ------------        ------------        ------------
  Total distributions                              (27,774,496)        (15,105,085)         (2,329,597)         (1,036,426)
                                                 -------------        ------------        ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                      443,667,634         142,012,075         161,993,251          74,411,073
  Proceeds from shares issued in connection
    with merger                                             --                  --         144,968,119                  --
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders                                    12,236,347          13,655,168           1,196,154             720,012
                                                 -------------        ------------        ------------        ------------
                                                   455,903,981         155,667,243         308,157,524          75,131,085
  Less payments for shares redeemed               (237,318,573)        (81,128,978)        (29,876,945)        (11,734,863)
                                                 -------------        ------------        ------------        ------------
  Net increase (decrease) in net assets from
    capital share transactions                     218,585,408          74,538,265         278,280,579          63,396,222
                                                 -------------        ------------        ------------        ------------
NET INCREASE IN NET ASSETS                         341,613,737         187,394,863         294,675,927          70,742,831
NET ASSETS:
  Beginning of period                              528,202,913         340,808,050         107,288,301          36,545,470
                                                 -------------        ------------        ------------        ------------
  End of period                                  $ 869,816,650        $528,202,913        $401,964,228        $107,288,301
                                                 =============        ============        ============        ============

                                                                    Intermediate Bond Fund
                                                             -------------------------------------
                                                                Year Ended          Year Ended
                                                             December 31, 1996   December 31, 1995
                                                             -----------------   -----------------
FROM OPERATIONS:
  Net investment income                                        $  24,856,790       $  24,249,471
  Net realized gains (losses) on investments and foreign
    currency transactions                                          1,800,673          (4,126,208)
  Net change in unrealized appreciation (depreciation) on
    investments and foreign currency translation                  (4,413,650)         52,637,906
                                                               -------------       -------------
  Net increase in net assets from operations                      22,243,813          72,761,169
                                                               -------------       -------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                                  (767,604)           (740,769)
    Class B Shares                                                    (1,022)                 --
    Class I Shares                                               (24,369,891)        (23,524,281)
                                                               -------------       -------------
  Total dividends from net investment income                     (25,138,517)        (24,265,050)
                                                               -------------       -------------
  From realized gains
    Class A Shares                                                        --                  --
    Class B Shares                                                        --                  --
    Class I Shares                                                        --                  --
                                                               -------------       -------------
  Total distributions from realized gains                                 --                  --
                                                               -------------       -------------
  In excess of realized gains
    Class A Shares                                                        --                  --
    Class B Shares                                                        --                  --
    Class I Shares                                                        --                  --
                                                               -------------       -------------
  Total distributions in excess of realized gains                         --                  --
                                                               -------------       -------------
  Total distributions                                            (25,138,517)        (24,265,050)
                                                               -------------       -------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                    118,511,852          47,268,989
  Proceeds from shares issued in connection with merger                   --                  --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                                 19,192,374          19,077,115
                                                               -------------       -------------
                                                                 137,704,226          66,346,104
  Less payments for shares redeemed                             (126,568,756)       (102,551,452)
                                                               -------------       -------------
  Net increase (decrease) in net assets from capital
    share transactions                                            11,135,470         (36,205,348)
                                                               -------------       -------------
NET INCREASE IN NET ASSETS                                         8,240,766          12,290,771
NET ASSETS:
  Beginning of period                                            405,309,939         393,019,168
                                                               -------------       -------------
  End of period                                                $ 413,550,705       $ 405,309,939
                                                               =============       =============

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(2) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(3) For the period February 1, 1995 through December 31, 1995.
(4) For the period March 1, 1995 through December 31, 1995.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                         Bond Fund                            Short Bond Fund
                                           -------------------------------------   -------------------------------------
                                               Year Ended          Year Ended          Year Ended          Year Ended
                                           December 31, 1996   December 31, 1995   December 31, 1996   December 31, 1995
                                           -----------------   -----------------   -----------------   -----------------
FROM OPERATIONS:
  Net investment income                       $ 40,606,005        $ 30,487,886        $  9,102,945        $  5,750,588
  Net realized gains (losses) on
    investments and foreign currency
    transactions                                 4,524,736          (1,566,826)            480,231              97,446
  Net change in unrealized appreciation
    (depreciation) on investments and
    foreign currency translation               (10,189,588)         72,514,668          (2,046,522)          3,290,608
                                              ------------        ------------        ------------        ------------
  Net increase (decrease) in net assets
    from operations                             34,941,153         101,435,728           7,536,654           9,138,642
                                              ------------        ------------        ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                              (2,223,311)         (2,049,832)            (43,710)            (34,801)
    Class B Shares                                  (5,666)                 --                (375)                 --
    Class I Shares                             (38,376,142)        (29,021,873)         (9,042,643)         (5,662,654)
                                              ------------        ------------        ------------        ------------
  Total dividends from net investment
    income                                     (40,605,119)        (31,071,705)         (9,086,728)         (5,697,455)
                                              ------------        ------------        ------------        ------------
  From realized gains
    Class A Shares                                      --                  --              (2,475)               (120)
    Class B Shares                                      --                  --                (119)                 --
    Class I Shares                                      --                  --            (402,873)            (25,397)
                                              ------------        ------------        ------------        ------------
  Total distributions from realized
    gains                                               --                  --            (405,467)            (25,517)
                                              ------------        ------------        ------------        ------------
  Total distributions                          (40,605,119)        (31,071,705)         (9,492,195)         (5,722,972)
                                              ------------        ------------        ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                  228,866,516          81,776,844          41,372,785         114,313,557
  Proceeds from shares issued in
    connection with merger                     130,865,901                  --                  --                  --
  Net asset value of shares issued in
    reinvestment of distributions to
    shareholders                                29,585,134          24,963,507           3,635,168           3,924,968
                                              ------------        ------------        ------------        ------------
                                               389,317,551         106,740,351          45,007,953         118,238,525
  Less payments for shares redeemed            (96,335,513)        (86,707,190)        (33,873,236)        (22,556,503)
                                              ------------        ------------        ------------        ------------
  Net increase in net assets from
    capital share transactions                 292,982,038          20,033,161          11,134,717          95,682,022
                                              ------------        ------------        ------------        ------------
NET INCREASE (DECREASE) IN NET ASSETS          287,318,072          90,397,184           9,179,176          99,097,692
NET ASSETS:
  Beginning of period                          517,565,579         427,168,395         163,336,855          64,239,163
                                              ------------        ------------        ------------        ------------
  End of period                               $804,883,651        $517,565,579        $172,516,031        $163,336,855
                                              ============        ============        ============        ============

                                                                                Income Fund
                                                        -----------------------------------------------------------
                                                            Year Ended          Period Ended          Year Ended
                                                        December 31, 1996   December 31, 1995(3)   January 31, 1995
                                                        -----------------   --------------------   ----------------
FROM OPERATIONS:
  Net investment income                                    $ 12,243,298         $  9,688,284          $   346,925
  Net realized gains (losses) on investments and
    foreign currency transactions                               (21,631)           7,844,775              (63,605)
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translation                                     (5,355,005)           7,312,968             (304,664)
                                                           ------------         ------------          -----------
  Net increase (decrease) in net assets from
    operations                                                6,866,662           24,846,027              (21,344)
                                                           ------------         ------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                             (430,827)            (137,077)              (4,217)
    Class B Shares                                              (22,400)              (3,518)                 (99)
    Class I Shares                                          (11,703,117)          (9,547,689)            (342,609)
                                                           ------------         ------------          -----------
  Total dividends from net investment income                (12,156,344)          (9,688,284)            (346,925)
                                                           ------------         ------------          -----------
  From realized gains
    Class A Shares                                              (92,572)            (157,731)                 (16)
    Class B Shares                                               (5,831)              (6,773)                  (1)
    Class I Shares                                           (2,526,588)          (5,006,911)              (1,196)
                                                           ------------         ------------          -----------
  Total distributions from realized gains                    (2,624,991)          (5,171,415)              (1,213)
                                                           ------------         ------------          -----------
  Total distributions                                       (14,781,335)         (14,859,699)            (348,138)
                                                           ------------         ------------          -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                63,866,681          200,868,057            7,682,912
  Proceeds from shares issued in connection with
    merger                                                           --                   --                   --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                               605,194            4,026,532                9,789
                                                           ------------         ------------          -----------
                                                             64,471,875          204,894,589            7,692,701
  Less payments for shares redeemed                         (58,429,130)         (23,767,145)          (5,345,718)
                                                           ------------         ------------          -----------
  Net increase in net assets from capital share
    transactions                                              6,042,745          181,127,444            2,346,983
                                                           ------------         ------------          -----------
NET INCREASE (DECREASE) IN NET ASSETS                        (1,871,928)         191,113,772            1,977,501
NET ASSETS:
  Beginning of period                                       198,283,671            7,169,899            5,192,398
                                                           ------------         ------------          -----------
  End of period                                            $196,411,743         $198,283,671          $ 7,169,899
                                                           ============         ============          ===========

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(2) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(3) For the period February 1, 1995 through December 31, 1995.
(4) For the period March 1, 1995 through December 31, 1995.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                 International Bond Fund
                                                        ----------------------------------------
                                                            Year Ended          Period Ended
                                                        December 31, 1996   December 31, 1995(2)
                                                        -----------------   --------------------
FROM OPERATIONS:
  Net investment income                                    $ 1,588,432           $   611,812
  Net realized gains (losses) on investments and
    foreign currency transactions                              255,095             1,050,665
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translation                                       651,325               571,896
                                                           -----------           -----------
  Net increase in net assets from operations                 2,494,852             2,234,373
                                                           -----------           -----------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                             (48,371)              (13,458)
    Class B Shares                                                (540)                 (173)
    Class I Shares                                          (1,719,814)             (612,038)
                                                           -----------           -----------
  Total dividends from net investment income                (1,768,725)             (625,669)
                                                           -----------           -----------
  From realized gains
    Class A Shares                                                  --               (33,914)
    Class B Shares                                                  --                  (311)
    Class I Shares                                                  --            (1,053,821)
                                                           -----------           -----------
  Total distributions from realized gains                           --            (1,088,046)
                                                           -----------           -----------
  In excess of realized gains
    Class A Shares                                                  --                    --
    Class B Shares                                                  --                    --
    Class I Shares                                                  --                    --
                                                           -----------           -----------
  Total distributions in excess of realized gains                   --                    --
                                                           -----------           -----------
  Total distributions                                       (1,768,725)           (1,713,715)
                                                           -----------           -----------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                               42,220,702            15,584,504
  Proceeds from shares issued in connection with
    merger                                                          --                    --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                              843,217               380,496
                                                           -----------           -----------
                                                            43,063,919            15,965,000
  Less payments for shares redeemed                         (2,888,294)           (1,490,370)
                                                           -----------           -----------
  Net increase in net assets from capital share
    transactions                                            40,175,625            14,474,630
                                                           -----------           -----------
NET INCREASE IN NET ASSETS                                  40,901,752            14,995,288
NET ASSETS:
  Beginning of period                                       14,995,288                    --
                                                           -----------           -----------
  End of period                                            $55,897,040           $14,995,288
                                                           ===========           ===========

                                                                             Municipal Bond Fund
                                                        ------------------------------------------------------------
                                                            Year Ended          Period Ended           Year Ended
                                                        December 31, 1996   December 31, 1995(4)   February 28, 1995
                                                        -----------------   --------------------   -----------------
FROM OPERATIONS:
  Net investment income                                    $ 13,312,581         $ 10,231,899          $    930,044
  Net realized gains (losses) on investments and
    foreign currency transactions                             2,185,933            5,020,578              (260,986)
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translation                                     (3,444,888)          11,041,965             2,624,847
                                                           ------------         ------------          ------------
  Net increase in net assets from operations                 12,053,626           26,294,442             3,293,905
                                                           ------------         ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                             (535,878)            (268,916)             (409,080)
    Class B Shares                                              (15,695)              (2,833)                  (67)
    Class I Shares                                          (11,706,220)          (9,960,150)             (520,897)
                                                           ------------         ------------          ------------
  Total dividends from net investment income                (12,257,793)         (10,231,899)             (930,044)
                                                           ------------         ------------          ------------
  From realized gains
    Class A Shares                                               (6,075)            (135,418)                   --
    Class B Shares                                                 (394)              (4,334)                   --
    Class I Shares                                             (201,402)          (4,405,351)                   --
                                                           ------------         ------------          ------------
  Total distributions from realized gains                      (207,871)          (4,545,103)                   --
                                                           ------------         ------------          ------------
  In excess of realized gains
    Class A Shares                                             (101,301)                  --                    --
    Class B Shares                                               (6,561)                  --                    --
    Class I Shares                                           (3,358,322)                  --                    --
                                                           ------------         ------------          ------------
  Total distributions in excess of realized gains            (3,466,184)                  --                    --
                                                           ------------         ------------          ------------
  Total distributions                                       (15,931,848)         (14,777,002)             (930,044)
                                                           ------------         ------------          ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                58,114,399           34,482,785           222,400,536
  Proceeds from shares issued in connection with
    merger                                                  102,578,100                   --                    --
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                             1,161,950            3,928,330               323,826
                                                           ------------         ------------          ------------
                                                            161,854,449           38,411,115           222,724,362
  Less payments for shares redeemed                         (37,670,935)         (29,087,608)           (7,342,155)
                                                           ------------         ------------          ------------
  Net increase in net assets from capital share
    transactions                                            124,183,514            9,323,507           215,382,207
                                                           ------------         ------------          ------------
NET INCREASE IN NET ASSETS                                  120,305,292           20,840,947           217,746,068
                                                           ------------         ------------          ------------
NET ASSETS:
  Beginning of period                                       247,823,150          226,982,203             9,236,135
                                                           ------------         ------------          ------------
  End of period                                            $368,128,442         $247,823,150          $226,982,203
                                                           ============         ============          ============

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(2) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(3) For the period February 1, 1995 through December 31, 1995.
(4) For the period March 1, 1995 through December 31, 1995.

                       See Notes to Financial Statements.

Pegasus Funds
-----------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS
-----------------------------------------------------------------------------

                                                                      Intermediate Municipal Bond Fund
                                                        ------------------------------------------------------------
                                                            Year Ended          Period Ended           Year Ended
                                                        December 31, 1996   December 31, 1995(4)   February 28, 1995
                                                        -----------------   --------------------   -----------------
FROM OPERATIONS:
  Net investment income                                    $ 18,092,497         $ 14,827,033          $  1,985,164
  Net realized gains (losses) on investments and
    foreign currency transactions                             2,576,883            3,839,621              (757,908)
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translation                                     (5,510,989)          13,694,976             2,898,764
                                                           ------------         ------------          ------------
  Net increase in net assets from operations                 15,158,391           32,361,630             4,126,020
                                                           ------------         ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                             (761,652)            (619,417)           (1,214,913)
    Class B Shares                                              (16,784)              (3,609)                  (17)
    Class I Shares                                          (16,723,347)         (14,204,008)             (770,234)
                                                           ------------         ------------          ------------
  Total dividends from net investment income                (17,501,783)         (14,827,034)           (1,985,164)
                                                           ------------         ------------          ------------
  From realized gains
    Class A Shares                                             (112,133)            (143,000)              (62,814)
    Class B Shares                                               (3,569)              (2,501)                 (284)
    Class I Shares                                           (2,341,621)          (3,007,029)                   --
                                                           ------------         ------------          ------------
  Total distributions from realized gains                    (2,457,323)          (3,152,530)              (63,098)
                                                           ------------         ------------          ------------
  Total distributions                                       (19,959,106)         (17,979,564)           (2,048,262)
                                                           ------------         ------------          ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                66,990,329           48,746,625           367,446,983
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                               730,366            2,914,315               851,803
                                                           ------------         ------------          ------------
                                                             67,720,695           51,660,940           368,298,786
  Less payments for shares redeemed                         (61,160,676)         (57,221,370)          (16,165,822)
                                                           ------------         ------------          ------------
  Net increase (decrease) in net assets from capital
    share transactions                                        6,560,019           (5,560,430)          352,132,964
                                                           ------------         ------------          ------------
NET INCREASE IN NET ASSETS                                    1,759,304            8,821,636           354,210,722
NET ASSETS:
  Beginning of period                                       391,870,717          383,049,081            28,838,359
                                                           ------------         ------------          ------------
  End of period                                            $393,630,021         $391,870,717          $383,049,081
                                                           ============         ============          ============

                                                             Michigan Municipal Bond Fund
                                                        -------------------------------------
                                                            Year Ended          Year Ended
                                                        December 31, 1996   December 31, 1995
                                                        -----------------   -----------------
FROM OPERATIONS:
  Net investment income                                    $  2,575,994        $  2,357,562
  Net realized gains (losses) on investments and
    foreign currency transactions                               (90,124)             95,495
  Net change in unrealized appreciation
    (depreciation) on investments and foreign
    currency translation                                       (530,540)          5,119,573
                                                           ------------        ------------
  Net increase in net assets from operations                  1,955,330           7,572,630
                                                           ------------        ------------
DISTRIBUTIONS TO SHAREHOLDERS:
  From net investment income
    Class A Shares                                             (868,350)           (989,679)
    Class B Shares                                                 (702)                 --
    Class I Shares                                           (1,615,892)         (1,368,861)
                                                           ------------        ------------
  Total dividends from net investment income                 (2,484,944)         (2,358,540)
                                                           ------------        ------------
  From realized gains
    Class A Shares                                                   --                  --
    Class B Shares                                                   --                  --
    Class I Shares                                                   --                  --
                                                           ------------        ------------
  Total distributions from realized gains                            --                  --
                                                           ------------        ------------
  Total distributions                                        (2,484,944)         (2,358,540)
                                                           ------------        ------------
FROM CAPITAL SHARE TRANSACTIONS:
  Proceeds from shares issued                                17,373,469          12,994,627
  Net asset value of shares issued in reinvestment of
    distributions to shareholders                               854,735             927,746
                                                           ------------        ------------
                                                             18,228,204          13,922,373
  Less payments for shares redeemed                         (10,558,076)        (10,946,362)
                                                           ------------        ------------
  Net increase (decrease) in net assets from capital
    share transactions                                        7,670,128           2,976,011
                                                           ------------        ------------
NET INCREASE IN NET ASSETS                                    7,140,514           8,190,101
NET ASSETS:
  Beginning of period                                        53,453,160          45,263,059
                                                           ------------        ------------
  End of period                                            $ 60,593,674        $ 53,453,160
                                                           ============        ============

(1) For the period December 17, 1996 (commencement of operations) through December 31, 1996.
(2) For the period January 27, 1995 (commencement of operations) through December 31, 1995.
(3) For the period February 1, 1995 through December 31, 1995.
(4) For the period March 1, 1995 through December 31, 1995.

                       See Notes to Financial Statements.

Pegasus Managed Assets Conservative Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                          Description                            Face Amount   Market Value
                          -----------                            -----------   ------------
TEMPORARY CASH INVESTMENT -- 10.13%
  Salomon Brothers, Revolving Repurchase Agreement, 6.90%,
    1/2/97 (secured by various U.S. Treasury Strips with
    maturities ranging from 11/15/04 through 5/15/06, all
    held at Chase Bank) ......................................    $7,584,363    $ 7,584,363
                                                                                -----------
  (Cost $7,584,363)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 28.59%
  U.S. Treasury Securities -- 27.35%
    Principal Strips from U.S. Treasury Securities due:
      2/15/14 ................................................     2,000,000        628,220
      2/15/19 ................................................     2,000,000        441,760
    U.S. Treasury Bonds:
      10.750%, 8/15/05 .......................................     1,000,000      1,282,970
      12.750%, 11/15/10 ......................................     1,260,000      1,783,492
    U.S. Treasury Notes:
      8.500%, 5/15/97 ........................................       100,000        101,125
      8.125%, 2/15/98 ........................................       500,000        512,970
      6.000%, 5/31/98 ........................................     5,000,000      5,015,600
      7.125%, 2/29/00 ........................................       700,000        720,671
      6.250%, 5/31/00 ........................................     1,050,000      1,054,263
      6.250%, 4/30/01 ........................................     2,800,000      2,806,132
      8.000%, 5/15/01 ........................................       500,000        534,295
      6.250%, 6/30/01 ........................................     5,500,000      5,588,495
                                                                                -----------
  (Cost $20,218,268)                                                             20,469,993
                                                                                -----------
  Agency Obligations -- 1.24%
    Federal National Mortgage Assn. Debentures:
      1987 Series B, 7.600%, 1/10/97 .........................       400,000        400,196
      1989, 8.350%, 11/10/99 .................................       500,000        528,763
                                                                                -----------
  (Cost $900,240)                                                                   928,959
                                                                                -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS .................                   21,398,952
                                                                                -----------
  (Cost $21,118,508)

CORPORATE BONDS AND NOTES -- 16.42%
  Finance -- 7.74%
    Barclays American Corp., Senior Note, 9.125%, 12/1/97 ....       750,000        769,624
    Chase Manhattan Subordinated Note, 7.625%, 1/15/03 .......       500,000        519,867
    Citicicorp Note, 8.625%, 12/1/02 .........................       350,000        381,229
    Citicorp Subordinated Capital Notes, 9.750%, 8/1/99 ......       250,000        269,778
    Discover Credit Corp., Medium Term Note #TR 00071, 8.370%,
      4/28/99 ................................................       250,000        260,871
    General Motors Acceptance Corp., 7.000%, 3/1/00 ..........       500,000        506,676
    General Motors Acceptance Corp., 7.750%, 4/15/97 .........       250,000        251,385
    International Lease Finance Debenture, 8.350%, 10/1/98 ...       500,000        517,822
    KFW International Finance Inc., 8.850%, 6/15/99 ..........       250,000        264,724
    NationsBank Corp. Subordinated Debenture, 8.125%, 6/15/02        350,000        371,514
    Progressive Corp. Ohio, 6.600%, 1/15/04 ..................       500,000        488,627

                                      55

    Salomon Inc., 7.500%, 2/1/03 .............................       500,000       506,559
    Wells Fargo & Co., Subordinated Note, 8.375%, 5/15/02 ....       400,000       428,456
    West Financial Asset Backed Ctf., Series 1996-C, Class A4,
      6.800%, 12/20/03 .......................................       250,000       253,720
                                                                                ----------
  (Cost $5,689,296)                                                              5,790,852
                                                                                ----------
  Industrial -- 6.15%
    Burlington Resources Inc., 8.500%, 10/1/01 ...............       250,000       267,759
    Grand Metro Investment Corp., 9.000%, 8/15/11 ............       250,000       291,856
    Hertz Corp., 6.625%, 7/15/00 .............................       500,000       499,424
    May Department Stores, 9.450%, 2/2/99 ....................       250,000       265,535
    Nabisco Inc., 8.300%, 4/15/99 ............................       750,000       779,051
    Occidental Petroleum Corp., 11.125%, 8/1/10 ..............       400,000       525,214
    Phillip Morris Comp. Inc., 7.125%, 10/1/04 ...............       250,000       249,843
    Phillip Morris Comp. Inc., 8.625%, 3/1/99 ................       500,000       520,180
    RJR Nabisco Inc., 8.625%, 12/1/02 ........................       700,000       706,740
    USX Corp., 6.375%, 7/15/98 ...............................       500,000       500,518
                                                                                ----------
  (Cost $4,482,566)                                                              4,606,120
                                                                                ----------
  Public Utility -- 1.82%
    Coastal Corp., 10.250%, 10/15/04 .........................       500,000       593,393
    Commonwealth Edison First Mortgage, 8.625%, 2/1/22 .......       250,000       260,788
    Pacific Bell, 7.000%, 7/15/04 ............................       500,000       506,056
                                                                                ----------
  (Cost $1,338,417)                                                              1,360,237
                                                                                ----------
  Foreign -- 0.71%
    Shell Canada Ltd., 7.375%, 6/1/99 ........................       250,000       256,495
    Westpac Banking, 9.125%, 8/15/01 .........................       250,000       274,119
                                                                                ----------
  (Cost $501,548)                                                                  530,614
                                                                                ----------
TOTAL CORPORATE BONDS AND NOTES ..............................                  12,287,823
                                                                                ----------
  (Cost $12,011,827)
CONVERTIBLE BONDS -- 0.39%
  Multicare Co. Convertible Euro-Dollar Subordinated Debenture
    Series 144A, 7.000%, 3/15/03 .............................       250,000       294,375
                                                                                ----------
  (Cost $251,539)



                                                                      Shares
                                                                      ------
COMMON STOCKS -- 11.53%
  Banks -- 2.90%
    Bank of Boston Corp. .....................................         8,000       514,000
    Citicorp. ................................................         4,718       485,954
    First Union Corp. ........................................         5,000       370,000
    National City Corp. ......................................         7,000       314,125
    NationsBank Corp. ........................................         5,000       488,750
                                                                                ----------
                                                                                 2,172,829
                                                                                ----------
  Business Machines -- 0.46%
    Electronic Data System Corp. .............................         8,000       346,000
                                                                                ----------

                                      56

  Drugs and Medicine -- 2.67%
    Bristol-Myers Squibb Co. .................................         6,000       652,500
    Johnson & Johnson ........................................         8,000       398,000
    Pfizer, Inc. .............................................         6,000       497,250
    Warner Lambert Co. .......................................         6,000       450,000
                                                                               -----------
                                                                                 1,997,750
                                                                               -----------
  International Oil -- 1.61%
    British Petroleum PLC ....................................         5,080       718,173
    Texaco, Inc. .............................................         5,000       490,625
                                                                               -----------
                                                                                 1,208,798
                                                                               -----------
  Motor Vehicles -- 0.52%
    General Motors Corp. .....................................         7,000       390,250
                                                                               -----------
  Producer Goods -- 0.58%
    Hubbell, Inc. Class B ....................................        10,000       432,500
                                                                               -----------
  Soaps and Cosmetics -- 0.47%
    Unilever N.V. ............................................         2,000       350,500
                                                                               -----------
  Telephone -- 0.69%
    Sprint Corp. .............................................        13,000       518,375
                                                                               -----------
  Tobacco -- 0.75%
    Phillip Morris Companies, Inc. ...........................         5,000       563,125
                                                                               -----------
  Utilities -- 0.87%
    DTE Energy, Inc. .........................................        15,000       485,625
    United Illuminating Co. ..................................         5,300       166,288
                                                                               -----------
                                                                                   651,913
                                                                               -----------
TOTAL COMMON STOCK ...........................................                   8,632,040
                                                                               -----------
  (Cost $4,745,620)
MUTUAL FUNDS -- 32.94%
    Pegasus Bond Fund ........................................       835,763     8,583,285
    Pegasus Growth Fund ......................................       249,246     3,147,980
    Pegasus International Equity Fund ........................       384,094     4,528,463
    Pegasus Intrinsic Value Fund .............................       327,460     4,489,473
    Pegasus Mid-Cap Opportunity Fund .........................       147,118     2,590,754
    Pegasus Small Cap Opportunity Fund .......................        95,028     1,311,387
                                                                               -----------
TOTAL MUTUAL FUNDS ...........................................                  24,651,342
                                                                               -----------
  (Cost $24,468,000)
TOTAL INVESTMENTS ............................................                 $74,848,895
                                                                               ===========
  (Cost $70,179,857)

* Non-income producing security.

                      See Notes to Financial Statements.

Pegasus Managed Assets Balanced Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996


                          Description                            Face Amount   Market Value
                          -----------                            -----------   ------------
TEMPORARY CASH INVESTMENT -- 3.60%
  Salomon Brothers, Revolving Repurchase Agreement, 6.90%,
    1/2/97 (secured by various U.S. Treasury Strips with
    maturities ranging from 11/15/04 through 5/15/06, all
    held at Chase Bank) ......................................    $4,661,821   $  4,661,821
                                                                               ------------
  (Cost $4,661,821)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 37.97%
  U.S. Treasury Securities -- 22.46%
    Principal Strips from U.S. Treasury Securities due:
      5/15/17 ................................................       915,000        228,915
      8/15/17 ................................................     3,455,000        848,824
    Strips from U.S. Treasury Securities due:
      5/15/98 ................................................       200,000        185,106
      8/15/98 ................................................       500,000        455,495
      2/15/99 ................................................       100,000         88,396
      8/15/99 ................................................     3,500,000      2,996,735
      2/15/01 ................................................       450,000        350,064
      2/15/11 ................................................       600,000        234,678
      5/15/11 ................................................     1,083,000        416,381
      2/15/12 ................................................       280,000        101,800
      8/15/12 ................................................       750,000        262,717
      5/15/13 ................................................       760,000        252,176
      2/15/14 ................................................     3,935,000      1,236,023
    U.S. Treasury Bonds:
      12.750%, 11/15/10 ......................................     1,145,000      1,620,713
      10.375%, 11/15/12 ......................................       685,000        882,150
      12.500%, 8/15/14 .......................................       120,000        179,344
      8.750%, 5/15/17 ........................................       600,000        732,096
    U.S. Treasury Notes:
      8.625%, 8/15/97 ........................................       850,000        866,074
      8.750%, 10/15/97 .......................................       200,000        204,782
      8.875%, 11/15/97 .......................................       800,000        821,496
      7.875%, 1/15/98 ........................................     3,030,000      3,097,236
      7.875%, 4/15/98 ........................................     3,870,000      3,970,968
      7.00%, 4/15/99 .........................................       500,000        511,170
      6.875%, 7/31/99 ........................................       200,000        204,062
      7.75%, 11/30/99 ........................................     2,005,000      2,094,904
      6.25%, 5/31/00 .........................................       950,000        953,857
      6.625%, 7/31/01 ........................................     1,000,000      1,015,940
      7.50%, 11/15/01 ........................................       700,000        736,862
      6.375%, 8/15/02 ........................................       850,000        855,576
      6.25%, 2/15/03 .........................................       400,000        399,500
      7.25%, 5/15/04 .........................................     2,150,000      2,262,208
                                                                               ------------
  (Cost $28,521,279)                                                             29,066,248
                                                                               ------------
  Agency Obligations -- 15.51%
    Federal Home Loan Mortgage Corp. Participation Ctf.
      #555238, 12.000%, 7/1/19 ...............................       139,225        156,580
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class
      Mortgage Participation Ctfs.:
        Series 11 Class D, 9.500%, 7/15/19 ...................       200,000        218,281

                                      58

        Series 21 Class SD, IF, 8/25/22 ......................       200,000        178,750
        Series 22 Class C, 9.500%, 4/15/20 ...................       138,109        152,097
        Series 84 Class F, 9.200%, 10/15/20 ..................       300,000        319,916
        Series 99 Class Z, 9.500%, 1/15/21 ...................        85,830         91,257
        Series 109 Class I, 9.100%, 1/15/21 ..................       500,000        540,380
        Series 1051 Class D, 7.000%, 11/15/19 ................       125,890        126,964
        Series 1065 Class J, 9.000%, 4/15/21 .................       100,000        106,594
        Series 1084 Class F, IF, 5/15/21 .....................       250,000        255,470
        Series 1084 Class S, IF, 5/15/21 .....................       175,000        218,653
        Series 1144 Class KB, 8.500%, 9/15/21 ................       250,000        259,842
        Series 1295 Class JB, 4.500%, 3/15/07 ................       300,000        266,541
        Series 1297 Class H, 7.500%, 1/15/20 .................       140,872        140,949
        Series 1370 Class F, 6.750%, 3/15/19 .................       260,000        259,202
        Series 1378 Class H, 10.000%, 1/15/21 ................       100,000        112,637
        Series 1378 Class JZ, 7.500%, 11/15/21 ...............       682,755        664,508
        Series 1465 Class SA, IO, IF, 2/15/08 ................     1,150,971         56,783
        Series 1483 Class E, 6.500%, 2/15/20 .................       367,500        360,984
        Series 1489 Class L, 5.500%, 4/15/08 .................       151,440        147,751
        Series 1491 Class F, 5.000%, 8/15/19 .................       400,000        371,312
        Series 1531 Class K, 6.000%, 4/15/08 .................       346,816        331,233
        Series 1554 Class KA, PO, 8/15/08 ....................        73,394         53,691
        Series 1575 Class FB, 7.000%, 8/15/08 ................       298,345        296,600
        Series 1575 Class SB, 3.000%, 8/15/08 ................        99,448         61,130
        Series 1583 Class NS, IF, 9/15/23 ....................       115,888         75,614
        Series 1585 Class NB, IF, 9/15/23 ....................       144,995        120,346
        Series 1586 Class A, 6.000%, 9/15/08 .................       159,561        150,492
        Series 1595 Class S, IO, IF, 10/15/13 ................     1,333,457         62,486
        Series 1602 Class O, 6.000%, 10/15/23 ................       300,000        274,964
        Series 1604 Class SE, IF, 11/15/08 ...................       187,033        148,827
        Series 1606 Class LC, IF, 5/15/08 ....................     1,279,358      1,281,096
        Series 1606 Class LD, IF, 5/15/08 ....................       393,649        293,705
        Series 1647 Class SB, IF, 12/15/08 ...................        44,426         39,928
        Series 1681 Class K, 7.000%, 8/15/23 .................       418,514        406,428
        Series 1686 Class A, 5.000%, 2/15/24 .................        92,449         78,264
        Series 1686 Class SL, IF, 2/15/24 ....................       231,122        190,169
        Series 1689 Class SD, IF, 10/15/23 ...................       100,000         86,250
        Series 1706 Class LA, 7.000%, 3/15/24 ................       357,979        350,129
        Series 1796-A Class S, IF, 2/15/09 ...................       100,000         79,562
        Series 1825 Class C, 5.799%, 12/15/23 ................       400,000        357,476
        Series 1854 Class C, 4/15/08 .........................       400,000        250,000
    Federal Housing Administration Merrill Lynch Project Pool
      170 Pass thru Ctf., 7.430%, 8/1/20 .....................       223,793        230,731
    Federal Housing Administration
      Project #07335307, 7.430%, 1/1/22 ......................       225,322        231,969
    Federal Housing Administration
      Greystone 1996-2 Pool, 7.430%, 11/1/22 .................       246,819        253,730
    Federal National Mortgage Assn. Pass Thru Securities:
      Pool #116612, IF, 3/1/19 ...............................       100,275        104,003
      Pool #303532, IF, 3/1/29 ...............................        83,363         83,160

                                      59

    Federal National Mortgage Assn. Pass Thru Securities
      Guaranteed Remic Trust:
        1989 Class 34-D, 9.850%, 7/25/13 .....................         3,539          3,526
        1989 Class 78-H, 9.400%, 11/25/19 ....................       250,000        272,874
        1990 Class 1-D, 8.800%, 1/25/20 ......................       143,800        150,465
        1990 Class 120-H, 9.000%, 10/25/20 ...................       500,000        540,947
        1990 Class 140-K, HB, 652.145%, 12/25/20 .............         1,336         39,614
        1990 Class 143-J, 8.750%, 12/25/20 ...................       125,000        130,542
        1991 Class 144-PZ, 8.500%, 6/25/21 ...................       232,352        240,932
        1991 Class 161-H, 7.500%, 2/25/21 ....................       127,405        128,739
        1992-G Class 15-Z, 7.000%, 1/25/22 ...................       210,184        197,655
        1992-G Class 42-Z, 7.000%, 7/25/22 ...................       680,533        649,249
        1992-G Class 59-C, 6.000%, 12/25/21 ..................       600,000        572,334
        1992 Class 204-B, 6.000%, 10/25/20 ...................       250,000        236,932
        1993 Class 13-G, 6.000%, 6/25/20 .....................       200,000        191,556
        1993 Class 19-G, 5.000%, 5/25/19 .....................       250,000        230,239
        1993-G Class 19-K, 6.500%, 6/25/19 ...................       254,799        247,094
        1993 Class 32-K, 6.000%, 3/25/23 .....................       327,921        306,755
        1993 Class 38-S, 5.255%, 11/25/22 ....................       812,930         22,290
        1993 Class 44-S, IO, IF, 4/25/23 .....................       401,114         20,394
        1993 Class 58-J, 5.500%, 4/25/23 .....................       136,803        130,231
        1993 Class 94-K, 6.750%, 5/25/23 .....................       115,618        111,070
        1993 Class 139-SG, IF, 8/25/23 .......................       242,431        156,338
        1993 Class 155-LA, 6.500%, 5/25/23 ...................       310,151        303,430
        1993 Class 155-SB, IO, IF, 9/25/23 ...................       765,977         47,229
        1993 Class 207-SC, IF, 11/25/23 ......................       284,327        189,974
        1993 Class 209-KB, 5.659%, 8/25/08 ...................       373,990        347,919
        1993 Class 214-L, 6.000%, 12/25/08 ...................       146,233        140,629
        1993 Class 220-SD, IF, 11/25/13 ......................        49,707         35,705
        1993 Class 223-FB, IF, 12/25/23 ......................       371,360        359,755
        1993 Class 223-SB, IF, 12/25/23 ......................       165,265        132,212
        1994-G Class 13-ZB, 7.000%, 11/17/24 .................       115,651        107,104
        1994 Class 19-C, 5.000%, 1/25/24 .....................       341,483        318,279
        1994 Class 30-LA, 6.500%, 2/25/09 ....................        77,863         75,547
        1994 Class 39-F, IF, 3/25/24 .........................       220,840        218,292
        1994 Class 39-S, IF, 3/25/24 .........................        84,938         74,571
        1994 Class 82-SA, IO, IF, 5/25/23 ....................     1,716,413         60,105
        1995 Class 13-B, 6.500%, 3/25/09 .....................       554,847        536,038
        1996 Class 7-C, 6.500%, 12/25/10 .....................       200,000        186,981
        1996 Class 20-L, 9/25/08 .............................       165,000         95,774
        1996 Class 24-B, PO, 10/25/08 ........................       150,000         78,719
        1996 Class 24-K, PO, 2/25/08 .........................       250,000        172,900
        1996 Class 46-A, 5.000%, 2/25/09 .....................       500,000        469,526
    Government National Mortgage Assn. Pass Thru Securities
      Guaranteed Remic Trust:
        1994 Class 4-SA, IO, IF, 10/16/22 ....................       565,241         34,198

                                      60

    Government National Mortgage Assn. Pass Thru:
      Pool #297628, 8.000%, 9/15/22 ..........................       166,002       170,805
      Pool #313110, 7.500%, 11/15/22 .........................       435,309       438,238
                                                                                ----------
  (Cost $19,256,535)                                                            20,071,140
                                                                                ----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS .................                  49,137,388
                                                                                ----------
  (Cost $47,777,814)

CORPORATE BONDS AND NOTES -- 3.36%
  Finance -- 2.81%
    Associates Corp. of North America:
      9.125%, 4/1/00 .........................................        85,000        91,561

      8.150%, 8/1/09 .........................................       200,000       215,834
    Case Equipment Loan Trust Asset Backed Ctf.
      Series 1996-A, Class A2, 5.500%, 2/15/03 ...............       360,375       359,233
    Ford Credit Grantor Trust Asset Backed Ctf.
      Series 1994-A, Class A, 6.350%, 5/15/99 ................       127,788       128,683
    Green Tree Financial Corp. Asset Backed Ctf.
      Series 1996-A, Class A, 5.700%, 2/15/26 ................        74,488        74,537
    Merrill Lynch Home Equity Loan Asset Backed Ctf.
      Series 1992-1, Class A, IF, 7/15/22 ....................       140,907       141,203
    Merrill Lynch MBS Project Pass Thru Ctf.
      Series 144-S, 7.43%, 7/25/24 ...........................       363,125       363,125
    Merrill Lynch Trust 43-E, CMO
      Series 43, Class E, 6.500%, 8/27/15 ....................       200,000       194,329
    NationsBank Auto Grantor Trust Asset Backed Ctf.
      Series 1995-A, Class A, 5.850%, 6/15/02 ................        55,697        55,839
    Navistar Financial Corp. Owner Trust Asset Backed Ctf.
      Series 1995-A, Class A2, 6.550%, 11/20/01 ..............       208,415       209,718
    Olympic Automobile Receivables Trust Asset Backed Pass
      Thru Ctf.
      Series 1996-C, Class A5, 7.000%, 12/15/01 ..............       200,000       204,004
    Onyx Acceptance Grantor Trust Auto Loan Pass Thru Ctf.
      Series 1996-1, Class A, 5.400%, 5/15/01 ................       197,509       195,781
    Superior Wholesale Inventory Trust Asset Backed Ctf.
      Series 1996-A, Class A, IF, 3/15/01 ....................       200,000       200,124
    Western Financial Asset Backed Pass Thru Ctf.
      Series 1996-C, Class A4, 6.800%, 12/20/03 ..............       250,000       253,720
    World Omni Automobile Trust Asset Backed Ctf.
      Series 1995-A, Class A, 6.050%, 11/25/01 ...............       945,102       946,284
                                                                                ----------
  (Cost $3,587,935)                                                              3,633,975
                                                                                ----------
  Industrial -- 0.28%
    Boeing Co., 7.950%, 8/15/24 ..............................       110,000       119,636
    Proctor & Gamble Co., 8.000%, 10/26/29 ...................       220,000       240,599
                                                                                ----------
  (Cost $360,051)                                                                  360,235
                                                                                ----------

                                      61

  Public Utility -- 0.27%
    New England Telephone & Telegraph Co., 7.875%, 11/15/29 ..       250,000        268,530
    Nippon Telegraph & Telephone Corp., 9.500%, 7/27/98 ......        80,000         84,078
                                                                                -----------
  (Cost $348,311)                                                                   352,608
                                                                                -----------
TOTAL CORPORATE BONDS AND NOTES ..............................                    4,346,818
                                                                                -----------
  (Cost $4,296,297)
CONVERTIBLE BONDS -- 0.69%
  Chubb Capital Corp., 6.000%, 5/15/98 .......................       125,000        157,188
  Consolidated Natural Gas Co., 7.250%, 12/15/15 .............       175,800        185,689
  Leucadia National Corp., 5.250%, 2/1/03 ....................       271,500        284,396
  NAC RE Corp., 5.250%, 12/15/02 .............................       273,000        262,762
                                                                                -----------
  (Cost $870,414)                                                                   890,035
                                                                                -----------


                                                                      Shares
                                                                      ------
COMMON STOCKS -- 48.88%
  Aerospace -- 1.05%
    Boeing Co. ...............................................         9,000        957,375
    Lockheed Martin Corp. ....................................         4,370        399,855
                                                                                -----------
                                                                                  1,357,230
                                                                                -----------
  Air Transport -- 0.25%
    Air Express International Corp. ..........................         4,025        129,806
    Flightsafety International, Inc. .........................         4,100        196,288
                                                                                -----------
                                                                                    326,094
                                                                                -----------
  Apparel -- 1.25%
    Nine West Group, Inc.* ...................................         2,950        136,806
    Payless Shoesource, Inc.* ................................        10,610        397,875
    Russell Corp. ............................................        22,000        654,500
    Unifi, Inc. ..............................................         9,070        291,374
    V.F. Corp. ...............................................         1,960        132,300
                                                                                -----------
                                                                                  1,612,855
                                                                                -----------
  Banks -- 3.19%
    Bancorp Hawaii, Inc. .....................................         7,750        325,500
    BankAmerica Corp. ........................................         8,000        798,000
    Barnett Banks, Inc. ......................................        11,000        452,375
    Charter One Financial, Inc. ..............................         4,425        185,850
    First Tennessee National Corp. ...........................         5,000        187,500
    First Union Corp. ........................................         1,860        137,640
    Fleet Financial Group, Inc. ..............................        12,000        598,500
    Mercantile Bankshares Corp. ..............................         4,520        144,640
    Norwest Corp. ............................................        21,000        913,500
    State Street Boston Corp. ................................         2,600        167,700
    TCF Financial Corp. ......................................         5,100        221,850
                                                                                -----------
                                                                                  4,133,055
                                                                                -----------

                                      62

  Business Machines -- 1.37%
    Diebold, Inc. ............................................         2,269        142,663
    Electronic Data Systems Corp. ............................        22,500        973,125
    Microsoft Corp.* .........................................         4,000        330,500
    Silicon Graphics* ........................................         7,000        178,500
    Xilinx, Inc.* ............................................         3,950        145,409
                                                                                -----------
                                                                                  1,770,197
                                                                                -----------
  Business Services -- 2.58%
    American Management Services, Inc.* ......................         3,350         82,075
    Automatic Data Processing, Inc. ..........................         3,600        154,350
    CDI Corp.* ...............................................         2,400         68,100
    Computer Associates International, Inc. ..................         4,000        199,000
    Deluxe Corp. .............................................        26,000        851,500
    DST Systems, Inc.* .......................................         3,500        109,813
    Dun & Bradstreet Corp. ...................................        11,000        261,250
    G & K Services, Inc. Class A .............................         3,800        143,450
    Grey Advertising, Inc. ...................................           530        134,090
    Interpublic Group of Companies, Inc. .....................         3,000        142,500
    National Service Industries, Inc. ........................         7,360        275,080
    Omnicom Group, Inc. ......................................         3,280        150,060
    SunGard Data Systems, Inc.* ..............................         3,800        150,100
    WMX Technologies, Inc. ...................................        19,000        619,875
                                                                                -----------
                                                                                  3,341,243
                                                                                -----------
  Chemicals -- 1.49%
    Great Lakes Chemical Corp. ...............................         8,000        374,000
    NCH Corp. ................................................         5,860        353,065
    Praxair, Inc. ............................................         5,000        230,625
    RPM, Inc. ................................................         5,365         91,205
    Sigma-Aldrich Corp. ......................................        14,000        874,125
                                                                                -----------
                                                                                  1,923,020
                                                                                -----------
  Construction -- 1.91%
    Crane Co. ................................................         9,456        274,224
    Fluor Corp. ..............................................         3,100        194,525
    Masco Corp. ..............................................        20,000        720,000
    York International Corp. .................................        23,000      1,285,125
                                                                                -----------
                                                                                  2,473,874
                                                                                -----------
  Consumer Durables -- 1.02%
    Durakon Industries, Inc.* ................................         4,308         54,927
    Hillenbrand Industries, Inc. .............................         4,160        150,800
    Invacare Corp. ...........................................           300          8,250
    Leggett & Platt, Inc. ....................................         6,040        209,135
    National Presto Industries, Inc. .........................         3,840        143,520
    Newell Co. ...............................................         5,300        166,950
    Rubbermaid, Inc. .........................................        26,000        591,500
                                                                                -----------
                                                                                  1,325,082
                                                                                -----------

                                      63

  Containers -- 0.89%
    AptarGroup, Inc. .........................................         4,300        151,575
    Crown Cork & Seal Co., Inc. ..............................        18,300        995,063
                                                                                -----------
                                                                                  1,146,638
                                                                                -----------
  Domestic Oil -- 0.45% ......................................
    Atlantic Richfield Co. ...................................         1,060        140,450
    MAPCO, Inc. ..............................................        13,160        447,440
                                                                                -----------
                                                                                    587,890
                                                                                -----------
  Drugs and Medicine -- 3.87%
    Abbott Laboratories Corp. ................................        13,000        659,750
    Amgen, Inc.* .............................................         2,500        135,938
    Block Drug, Inc. Class A .................................         2,880        136,454
    Bristol-Myers Squibb Co. .................................         9,300      1,011,375
    Columbia/HCA Healthcare Corp. ............................         5,250        213,937
    Health Care & Retirement Corp.* ..........................         3,991        114,242
    Johnson & Johnson ........................................         4,000        199,000
    Medtronic, Inc. ..........................................         1,400         95,200
    Mylan Laboratories, Inc. .................................         7,000        117,250
    Pall Corp. ...............................................         5,800        147,900
    Pfizer, Inc. .............................................         2,200        182,325
    Quorum Health Group, Inc.* ...............................         5,000        148,750
    Schering-Plough Corp. ....................................        15,000        971,250
    Smithkline Beecham PLC ADR ...............................         3,300        224,400
    Stryker Corp. ............................................         4,400        131,450
    Sybron International Corp.* ..............................         5,800        191,400
    United HealthCare Corp. ..................................         4,400        198,000
    Vivra, Inc.* .............................................         4,500        124,313
                                                                                -----------
                                                                                  5,002,934
                                                                                -----------
  Electronics -- 2.60%
    AMP, Inc. ................................................         3,500        134,312
    Belden, Inc. .............................................         8,100        299,700
    Dynatech Corp.* ..........................................         3,400        150,450
    Hewlett Packard Co. ......................................        17,000        854,250
    Intel Corp. ..............................................         2,400        314,250
    Kemet Corp.* .............................................         4,400        102,300
    Lucent Technologies, Inc. ................................         8,500        393,125
    Microchip Technology, Inc.* ..............................         3,600        183,150
    Molex, Inc. Class A Non-Voting ...........................         3,450        122,906
    Motorola, Inc. ...........................................        11,000        675,125
    Teradyne, Inc.* ..........................................         5,700        138,938
                                                                                -----------
                                                                                  3,368,506
                                                                                -----------
  Energy and Utilities -- 3.03%
    AES Corp.* ...............................................         3,500        162,750
    Enron Corp. ..............................................        18,500        797,813
    Equitable Resources, Inc. ................................         4,760        141,610
    FPL Group, Inc. ..........................................        18,000        828,000
    MCN Corp. ................................................        23,000        664,125

                                      64

    Pinnacle West Capital Co. ................................        26,000        825,500
    Sierra Pacific Resources .................................        11,320        325,450
    Washington Water Power Co. ...............................         9,290        173,026
                                                                                -----------
                                                                                  3,918,274
                                                                                -----------
  Energy Raw Materials -- 1.66%
    Apache Corp. .............................................         7,076        250,313
    Ashland Coal, Inc. .......................................         6,450        178,988
    Noble Affiliates, Inc. ...................................         4,200        201,075
    Schlumberger Ltd. ........................................        12,000      1,198,500
    Southwestern Energy Co. ..................................         8,976        135,762
    Western Atlas, Inc.* .....................................         2,500        177,188
                                                                                -----------
                                                                                  2,141,826
                                                                                -----------
  Food and Agriculture -- 2.82%
    ConAgra, Inc. ............................................        16,000        796,000
    CPC International, Inc. ..................................        11,000        852,500
    Farmer Brothers Co. ......................................         1,260        191,520
    PepsiCo, Inc. ............................................        36,000      1,053,000
    Sysco Corp. ..............................................        23,000        750,375
                                                                                -----------
                                                                                  3,643,395
                                                                                -----------
  Insurance -- 3.91% .........................................
    AFLAC, Inc. ..............................................         6,000        256,500
    Allmerica Property & Casualty Co. ........................         5,020        152,482
    AMBAC, Inc. ..............................................         3,970        263,509
    American International Group, Inc. .......................         5,500        595,375
    Capital Re Corp. .........................................         4,300        200,487
    CapMac Holdings, Inc. ....................................         2,800         92,750
    Chubb Corp. ..............................................        20,000      1,075,000
    Citizens Corp. ...........................................        10,780        242,550
    Financial Security Assurance Holdings ....................         7,700        253,138
    Home Beneficial Corp. Class B ............................        11,890        450,334
    Mid Ocean Ltd. ...........................................         6,530        342,825
    Old Republic International Corp. .........................        16,500        441,375
    Safeco Corp. .............................................         7,760        306,035
    Transatlantic Holdings, Inc. .............................         2,554        205,597
    Unum Corp. ...............................................         2,500        180,625
                                                                                -----------
                                                                                  5,058,582
                                                                                -----------
  International Oil -- 0.55%
    Amoco Corp. ..............................................         1,770        142,485
    British Petroleum PLC ADR ................................         4,044        571,651
                                                                                -----------
                                                                                    714,136
  Liquor -- 0.62%
    Anheuser Busch Companies, Inc. ...........................        20,000        800,000
                                                                                -----------

                                      65

  Media -- 1.61%
    Banta Corp. ..............................................    6,435       147,201
    Gannett Co., Inc. ........................................   12,380       926,952
    Washington Post Co. Class B ..............................    3,000     1,005,375
                                                                           ----------
                                                                            2,079,528
                                                                           ----------
  Miscellaneous and Conglomerates -- 1.46%
    ABC Rail Products Corp.* .................................    3,300        65,587
    Cognizant Corp. ..........................................   11,000       363,000
    Culligan Water Technologies, Inc.* .......................    3,000       121,500
    Dentsply International, Inc. .............................    3,700       175,750
    Elan PLC ADR* ............................................    6,000       199,500
    Greenfield Industries, Inc. ..............................    6,700       205,187
    Guinness PLC ADR .........................................    8,650       338,612
    Health Management Associates, Inc. Class A* ..............    2,293        51,593
    Littelfuse, Inc.* ........................................    4,000       194,000
    Wolverine Tube, Inc.* ....................................    4,850       170,963
                                                                           ----------
                                                                            1,885,692
                                                                           ----------
  Miscellaneous Finance -- 2.11%
    CMAC Investment Corp. ....................................    5,800       213,150
    Edwards (A.G.), Inc. .....................................    6,555       220,412
    Everest Reinsurance Holdings, Inc. .......................    7,600       218,500
    Executive Risk, Inc. .....................................    3,200       118,400
    Federal National Mortgage Association ....................   12,030       448,117
    FINOVA Group, Inc. .......................................    4,435       284,949
    First Financial Corp. ....................................    4,250       104,125
    Fund American Enterprises Holdings, Inc.* ................    5,490       525,667
    Idex Corp.   ...............................................  4,372       174,314
    PMI Group, Inc. ..........................................    3,600       199,350
    Salomon, Inc. ............................................    2,840       133,835
    Scotsman Industries, Inc. ................................    3,700        87,412
                                                                           ----------
                                                                            2,728,231
                                                                           ----------
  Motor Vehicles -- 0.51%
    Borg Warner Automotive, Inc. .............................    5,000       192,500
    Excel Industries, Inc. ...................................    3,000        49,875
    Ford Motor Co. ...........................................    3,880       123,675
    Harley-Davidson, Inc. ....................................    3,526       165,722
    Myers Industries, Inc. ...................................    4,920        83,025
    Superior Industries International ........................    1,938        44,816
                                                                           ----------
                                                                              659,613
                                                                           ----------

                                      66

  Non-Durables and Entertainment -- 1.36%
    Cracker Barrel Old Country Store, Inc. ...................   27,000        685,125
    Hasbro, Inc. .............................................    4,660        181,158
    Lancaster Colony Corp. ...................................    2,364        108,744
    Luby's Cafeterias, Inc. ..................................    7,190        142,901
    Oracle Systems Corp.* ....................................    2,000         83,500
    Sbarro, Inc. .............................................   12,800        326,400
    Service Corp. International ..............................    8,100        226,800
                                                                            ----------
                                                                             1,754,628
                                                                            ----------

  Non-Ferrous Metals -- 0.15%
    DT Industries, Inc. ......................................    5,700        199,500
                                                                            ----------
  Producer Goods -- 1.02%
    Emerson Electric Co. .....................................    1,000         96,750
    Federal Signal Corp. .....................................    3,900        100,912
    General Electric Co. .....................................    3,000        296,625
    Hubbell, Inc. Class B ....................................    5,002        216,336
    Illinois Tool Works, Inc. ................................    2,100        167,738
    Juno Lighting, Inc. ......................................    9,139        146,224
    Teleflex, Inc. ...........................................    2,390        124,579
    Tennant Co. ..............................................    1,200         33,000
    Trimas Corp. .............................................    6,035        144,086
                                                                            ----------
                                                                             1,326,250
                                                                            ----------
  Railroads and Shipping -- 0.30%
    Alexander & Baldwin, Inc. ................................   12,160        304,000
    Illinois Central Corp. ...................................    2,640         84,480
                                                                            ----------
                                                                               388,480
                                                                            ----------
  Retail -- 1.84%
    Albertsons, Inc. .........................................    3,200        114,000
    Cato Corp. Class A .......................................   14,118         70,590
    Home Depot, Inc. .........................................    4,000        200,500
    Kohls Corp.* .............................................    1,864         73,162
    Nordstrom, Inc. ..........................................   19,000        673,312
    Proffitts, Inc.* .........................................    4,900        180,688
    Stanhome, Inc. Voting ....................................    7,030        186,295
    Talbots, Inc. ............................................    4,349        124,490
    Toys R Us* ...............................................   17,000        510,000
    Walgreen Co. .............................................    3,000        120,000
    Zale Corp.* ..............................................    6,600        126,225
                                                                            ----------
                                                                             2,379,262
                                                                            ----------
  Soaps and Cosmetics -- 0.27%
    Procter & Gamble Co. .....................................    1,400        150,500
    Unilever N. V. ...........................................    1,160        203,290
                                                                            ----------
                                                                               353,790
                                                                            ----------

                                      67

  Telephone -- 2.11%
    AT&T Corp. ...............................................   17,000        739,500
    AirTouch Communications, Inc.* ...........................    5,000        126,250
    Century Telephone Enterprises, Inc. ......................   19,000        586,625
    MCI Communications Corp. .................................   39,000      1,274,813
                                                                          ------------
                                                                             2,727,188
                                                                          ------------
  Tires and Rubber Goods -- 0.27%
    Bandag, Inc. Class A .....................................    7,600        347,700
                                                                          ------------
  Tobacco -- 0.83%
    Loews Corp. ..............................................    5,040        475,020
    Philip Morris Companies, Inc. ............................    4,340        488,793
    UST, Inc. ................................................    3,500        113,312
                                                                          ------------
                                                                             1,077,125
                                                                          ------------
  Travel and Recreation -- 0.53%
    Callaway Golf Co. ........................................    5,600        161,000
    Carnival Corp. Class A ...................................    6,000        198,000
    Disney (Walt) Co. ........................................    2,900        201,912
    Gaylord Entertainment Co. Class A ........................    5,715        130,731
                                                                          ------------
                                                                               691,643
                                                                          ------------
TOTAL COMMON STOCKS ..........................................              63,243,462
                                                                          ------------
  (Cost $52,518,825)
MUTUAL FUNDS -- 5.50%

  Pegasus International Equity Fund ..........................  516,796      6,093,022
  Pegasus Small Cap Opportunity Fund .........................   74,294      1,025,260
                                                                          ------------
TOTAL MUTUAL FUNDS ...........................................               7,118,282
                                                                          ------------
  (Cost $7,000,000)
TOTAL INVESTMENTS ............................................            $129,397,806
                                                                          ============
  (Cost $117,125,171)

* Non-income producing security.

                      See Notes to Financial Statements.

Pegasus Managed Assets Balanced Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                       Notes to Portfolio of Investments

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture.

Adjustable Rate (AR)

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

                      See Notes to Financial Statements.

Pegasus Managed Assets Growth Fund
PPORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 17.95%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97 (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) .......    $ 118,935       $118,935
                                                                        --------
  (Cost $118,935)


                                                           Shares
                                                           ------
MUTUAL FUNDS -- 82.05%
    Pegasus Bond Fund ...............................      11,686        120,016
    Pegasus Growth Fund .............................       4,026         50,854
    Pegasus Growth and Value Fund ...................      10,853        153,246
    Pegasus International Bond Fund .................       1,230         13,351
    Pegasus International Equity Fund ...............       6,059         71,441
    Pegasus Intrinsic Value Fund ....................       5,254         72,031
    Pegasus Mid-Cap Opportunity Fund ................       2,374         41,814
    Pegasus Small Cap Opportunity Fund ..............       1,507         20,793
                                                                        --------
TOTAL MUTUAL FUNDS ..................................                    543,546
                                                                        --------
  (Cost $536,000)
TOTAL INVESTMENTS ...................................                   $662,481
                                                                        ========
  (Cost $654,935)

                      See Notes to Financial Statements.

Pegasus Equity Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996


                     Description                        Face Amount    Market Value
                     -----------                        -----------    ------------
TEMPORARY CASH INVESTMENT -- 6.96%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97 (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) .......   $22,890,366   $  22,890,366
                                                                     -------------
  (Cost $22,890,366)
CONVERTIBLE BONDS -- 0.53%
    RLI Corp., 6.00%, 7/15/03 .......................    1,350,000       1,751,625
                                                                     -------------
  (Cost $1,399,624)


                                                           Shares
                                                           ------
NON-CONVERTIBLE PREFERRED STOCKS -- 3.05%
  Finance -- 3.05%
    Salomon, Inc., 7.625% ...........................      324,400      10,015,850
                                                                     -------------
  (Cost $8,705,900)
COMMON STOCKS -- 89.46%
  Aerospace -- 1.67%
    Lockheed Martin Corp. ...........................       60,000       5,490,000
                                                                     -------------
  Banks -- 5.75%

    Bancorp Hawaii, Inc. ............................       50,000       2,100,000
    Bank of New York Co, Inc. .......................       97,000       3,273,750
    Bankers Trust N.Y. Corp. ........................       90,000       7,762,500
    Mercantile Bankshares Corp. .....................      180,000       5,760,000
                                                                     -------------
                                                                        18,896,250
                                                                     -------------
  Business Services -- 1.39%
    Deluxe Corp. ....................................      140,000       4,585,000
                                                                     -------------
  Chemicals -- 8.78%
    ARCO Chemical Co. ...............................      155,000       7,595,000
    Dow Chemical Co. ................................      100,000       7,837,500
    Du Pont (E.I.) De Nemours & Co., Inc. ...........       71,000       6,700,625
    NCH Corp. .......................................      111,900       6,741,975
                                                                     -------------
                                                                        28,875,100
                                                                     -------------
  Consumer Durables -- 0.28%
    National Presto Industries, Inc. ................       24,200         904,475
                                                                     -------------
  Domestic Oil -- 3.02%
    Atlantic Richfield Co. ..........................       55,000       7,287,500
    MAPCO, Inc. .....................................       77,800       2,645,200
                                                                     -------------
                                                                         9,932,700
                                                                     -------------
  Electronics -- 1.48%
    Thomas & Betts Corp. ............................      110,000       4,881,250
                                                                     -------------
  Energy And Utilities -- 7.57%
    CINergy Corp. ...................................      130,000       4,338,750
    Connecticut Energy Corp. ........................       52,100       1,107,125
    DTE Energy, Inc. ................................      196,173       6,351,101
    El Paso Natural Gas Co. .........................            9             454
    National Fuel Gas Co. ...........................      115,000       4,743,750
    Sierra Pacific Resources ........................       75,000       2,156,250

                                       71

    SJW Corp. .......................................       10,000         468,750
    Texas Utilities Co. .............................      113,000       4,604,750
    United Illuminating Co. .........................       35,200       1,104,400
                                                                     -------------
                                                                        24,875,330
                                                                     -------------
  Insurance -- 14.57%
    American National Insurance Co. .................       98,375       7,255,156
    AON Corp. .......................................       70,000       4,348,750
    Home Beneficial Corp., Class B ..................       68,100       2,579,288
    Lincoln National Corp. ..........................      100,000       5,250,000
    Mid Ocean LTD ...................................      197,950      10,392,375
    Ohio Casualty Corp. .............................      191,600       6,801,800
    Old Republic International Corp. ................      328,650       8,791,388
    SAFECO Corp. ....................................       63,000       2,484,562
                                                                     -------------
                                                                        47,903,319
                                                                     -------------
  International Oil -- 11.72%
    Amoco Corp. .....................................      155,000      12,477,500
    British Petroleum PLC ADR .......................       24,122       3,410,185
    Mobil Corp. .....................................      105,000      12,836,250
    Texaco, Inc. ....................................      100,000       9,812,500
                                                                     -------------
                                                                        38,536,435
                                                                     -------------
  Miscellaneous and Conglomerates -- 2.67%
    Guinness PLC ADR ................................      223,900       8,764,767
                                                                     -------------
  Micellaneous Finance -- 3.42%
    Federal National Mortgage Association ...........      302,000      11,249,500
                                                                     -------------
  Motor Vehicles -- 2.42%
    Ford Motor Co. ..................................      249,597       7,955,904
                                                                     -------------
  Non-Durables and Entertainment -- 2.53%
    Luby's Cafeterias, Inc. .........................      240,900       4,787,888
    Sbarro, Inc. ....................................      138,000       3,519,000
                                                                     -------------
                                                                         8,306,888
                                                                     -------------
  Non-Ferrous Metals -- 1.23%
    Phelps Dodge Corp. ..............................       60,000       4,050,000
                                                                     -------------
   Paper and Forest Products -- 1.37%
    Weyerhaeuser Co. ................................       95,000       4,500,625
                                                                     -------------
  Producer Goods -- 1.78%
    Tenneco, Inc. ...................................      130,000       5,866,250
                                                                     -------------
  Railroads and Shipping -- 0.99%
    Alexander & Baldwin, Inc. .......................      130,500       3,262,500
                                                                     -------------
  Real Property -- 4.25%
    Amli Residential Properties Trust ...............      140,000       3,272,500
    Equity Residential Properties Trust .............      100,000       4,125,000
    National Health Investors, Inc. .................      174,000       6,590,250
                                                                     -------------
                                                                        13,987,750
                                                                     -------------

                                      72

  Retail -- 0.48%
    Stanhome, Inc. VTG ..............................       60,000       1,590,000
                                                                     -------------
  Soaps and Cosmetics -- 3.00%
    Clorox Co. ......................................       46,000       4,617,250
    Unilever N V Netherlands ........................       30,000       5,257,500
                                                                     -------------
                                                                         9,874,750
                                                                     -------------
  Telephone -- 4.33%
    GTE Corp. .......................................      210,000       9,555,000
    Sprint Corp. ....................................      117,500       4,685,313
                                                                     -------------
                                                                        14,240,313
                                                                     -------------
  Tires and Rubber Goods -- 1.47%
    Bandag, Inc., Class A ...........................      105,400       4,822,050
                                                                     -------------
  Tobacco -- 3.29%
    Philip Morris Companies, Inc. ...................       50,841       5,725,968
    UST, Inc. .......................................      157,500       5,099,062
                                                                     -------------
                                                                        10,825,030
                                                                     -------------
TOTAL COMMON STOCKS .................................                  294,176,186
                                                                     -------------
  (Cost $237,855,952)
TOTAL INVESTMENTS ...................................                $ 328,834,027
                                                                     =============
  (Cost $270,851,842)

Pegasus Growth Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 0.61%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97, (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) ........   $3,364,658    $  3,364,658
                                                                      ------------
  (Cost $3,364,658)



                                                           Shares
                                                           ------
COMMON STOCKS -- 99.39%
  Banks -- 3.76%
    Norwest Corp. ...................................      317,000      13,789,500
    State Street Boston Corp. .......................      110,000       7,095,000
                                                                      ------------
                                                                        20,884,500
                                                                      ------------
  Business Machines -- 6.80%
    Electronic Data System Corp. ....................      175,000       7,568,750
    Microsoft Corp. * ...............................      240,000      19,830,000
    Silicon Graphics * ..............................      405,000      10,327,500
                                                                      ------------
                                                                        37,726,250
                                                                      ------------
  Business Services -- 5.55%
    Automatic Data Processing, Inc. .................      286,000      12,262,250
    Computer Associates International, Inc. .........      210,000      10,447,500
    Interpublic Group of Companies, Inc. ............      170,000       8,075,000
                                                                      ------------
                                                                        30,784,750
                                                                      ------------
  Chemicals -- 1.83%
    Praxair, Inc. ...................................      220,000      10,147,500
                                                                      ------------
  Construction -- 4.64%
    Fluor Corp. .....................................      173,000      10,855,750
    York International Corp. ........................      267,000      14,918,625
                                                                      ------------
                                                                        25,774,375
                                                                      ------------
  Consumer Durables -- 1.69%
    Newell Co. ......................................      298,000       9,387,000
                                                                      ------------
  Containers -- 2.09%
    Crown Cork & Seal Co., Inc. .....................      213,000      11,581,875
                                                                      ------------
  Drugs and Medicine -- 17.38%
    American Home Products Corp. ....................      100,000       5,862,500
    Amgen, Inc. * ...................................      190,000      10,331,250
    Columbia/HCA Healthcare Corp. ...................      369,000      15,036,750
    Johnson & Johnson ...............................      260,000      12,935,000
    Medtronic, Inc. .................................       42,000       2,856,000
    Mylan Laboratories, Inc. ........................      430,000       7,202,500
    Pall Corp. ......................................      275,000       7,012,500
    Pfizer, Inc. ....................................      100,000       8,287,500
    Smithkline Beecham PLC ADR ......................      200,000      13,600,000
    Stryker Corp. ...................................      181,400       5,419,325
    United Healthcare Corp. .........................      176,000       7,920,000
                                                                      ------------
                                                                        96,463,325
                                                                      ------------

                                      74

  Electronics -- 8.49%
    AMP, Inc. .......................................      250,000       9,593,750
    Hewlett Packard Co. .............................      200,000      10,050,000
    Intel Corp. .....................................      160,000      20,950,000
    Lucent Technologies, Inc. .......................      141,600       6,549,000
                                                                      ------------
                                                                        47,142,750
                                                                      ------------
  Energy And Utilities -- 3.42%
    AES Corp. * .....................................      134,800       6,268,200
    Enron Corp. .....................................      295,000      12,721,875
                                                                      ------------
                                                                        18,990,075
                                                                      ------------
  Energy Raw Materials -- 3.24%
    Schlumberger,Ltd. ...............................       45,000       4,494,375
    Western Atlas, Inc. * ...........................      190,000      13,466,250
                                                                      ------------
                                                                        17,960,625
                                                                      ------------
  Food and Agriculture -- 1.42%
    PepsiCo, Inc. ...................................      270,000       7,897,500
                                                                      ------------
  Insurance -- 6.93%
    AFLAC, Inc. .....................................      200,000       8,550,000
    American International Group, Inc. ..............      100,000      10,825,000
    Chubb Corp. .....................................      100,000       5,375,000
    Unum Corp. ......................................      190,000      13,727,500
                                                                      ------------
                                                                        38,477,500
                                                                      ------------
  Miscellaneous & Conglomerates -- 2.16%
    Elan PLC ADR * ..................................      360,000      11,970,000
                                                                      ------------
  Non-Durables and Entertainment -- 5.94%
    Kimberly-Clark Corp. ............................      110,000      10,477,500
    Oracle Systems Corp. * ..........................      190,000       7,932,500
    Service Corp. International .....................      520,000      14,560,000
                                                                      ------------
                                                                        32,970,000
                                                                      ------------
  Producer Goods -- 3.03%
    Emerson Electric Co. ............................       70,000       6,772,500
    Illinois Tool Works, Inc. .......................      126,000      10,064,250
                                                                      ------------
                                                                        16,836,750
                                                                      ------------
  Retail -- 5.36%
    Albertsons, Inc. ................................      244,300       8,703,188
    Home Depot, Inc. ................................      260,000      13,032,500
    Walgreen Co. ....................................      200,000       8,000,000
                                                                      ------------
                                                                        29,735,688
                                                                      ------------
  Soaps and Cosmetics -- 1.94%
    Procter & Gamble Co. ............................      100,000      10,750,000
                                                                      ------------

                                      75

  Telephone -- 4.44%
    AirTouch Communications, Inc. * .................      425,000      10,731,250
    MCI Communications Corp. ........................      425,000      13,892,188
                                                                      ------------
                                                                        24,623,438
                                                                      ------------
  Tobacco -- 4.44%
    Philip Morris Companies, Inc. ...................      150,000      16,893,750
    UST, Inc. .......................................      240,000       7,770,000
                                                                      ------------
                                                                        24,663,750
                                                                      ------------
  Travel and Recreation -- 4.85%
    Carnival Corp. Class A ..........................      395,000      13,035,000
    Disney (Walt) Co. ...............................       85,000       5,918,125
    Gaylord Entertainment Co. Class A ...............      349,550       7,995,956
                                                                      ------------
                                                                        26,949,081
                                                                      ------------
TOTAL COMMON STOCKS .................................                  551,716,731
                                                                      ------------
  (Cost $425,165,644)
TOTAL INVESTMENTS ...................................                 $555,081,389
                                                                      ============
  (Cost $428,530,302)

* Non-income producing security

                      See Notes to Financial Statements.

Pegasus Mid-Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 1.64%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97 (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) ........   $12,577,198   $ 12,577,198
                                                                      ------------
  (Cost $12,577,198)


                                                            Shares
                                                            ------
COMMON STOCKS -- 98.36%
  Air Transport -- 1.21%
    Air Express International Corp. .................       287,600      9,275,100
                                                                      ------------
  Apparel -- 1.29%
    Nine West Group, Inc.* ..........................       212,850      9,870,919
                                                                      ------------
  Banks -- 5.60%
    Charter One Financial, Inc. .....................       319,000     13,398,000
    First Tennessee National Corp. ..................       365,000     13,687,500
    TCF Financial Corp. .............................       361,400     15,720,900
                                                                      ------------
                                                                        42,806,400
                                                                      ------------
  Business Machines -- 2.70%
    Diebold, Inc. ...................................       161,575     10,159,028
    Xilinx, Inc.* ...................................       284,100     10,458,431
                                                                      ------------
                                                                        20,617,459
                                                                      ------------
  Business Services -- 6.57%
    American Management Systems, Inc.* ..............       232,950      5,707,275
    CDI Corp.* ......................................       181,000      5,135,875
    DST Systems, Inc.* ..............................       251,100      7,878,263
    G & K Services, Inc. Class A ....................       270,000     10,192,500
    Omnicom Group, Inc. .............................       239,220     10,944,315
    SunGard Data Systems, Inc.* .....................       263,900     10,424,050
                                                                      ------------
                                                                        50,282,278
                                                                      ------------
  Chemicals -- 0.87%
    RPM, Inc. .......................................       390,272      6,634,624
                                                                      ------------
  Construction -- 2.61%
    Crane Co. .......................................       687,219     19,929,351
                                                                      ------------
  Consumer Durables -- 2.70%
    Durakon Industries, Inc.* .......................       314,892      4,014,873
    Invacare Corp. ..................................        42,800      1,177,000
    Leggett & Platt, Inc. ...........................       445,910     15,439,634
                                                                      ------------
                                                                        20,631,507
                                                                      ------------
  Containers -- 1.45%
    AptarGroup, Inc. ................................       314,400     11,082,600
                                                                      ------------
  Drugs and Medicine -- 5.44%
    Health Care & Retirement Corp.* .................       284,334      8,139,061
    Quorum Health Group, Inc.* ......................       362,800     10,793,300
    Sybron International Corp.* .....................       413,300     13,638,900
    Vivra, Inc.* ....................................       326,400      9,016,800
                                                                      ------------
                                                                        41,588,061
                                                                      ------------

                                       77

  Electronics -- 9.52%
    Belden, Inc. ....................................       585,000     21,645,000
    Dynatech Corp.* .................................       252,700     11,181,975
    KEMET Corp.* ....................................       326,500      7,591,125
    Microchip Technology, Inc.* .....................       260,900     13,273,288
    Molex, Inc. Class A Non-Voting ..................       246,607      8,785,374
    Teradyne, Inc.* .................................       424,200     10,339,875
                                                                      ------------
                                                                        72,816,637
                                                                      ------------
  Energy Raw Materials -- 5.61%
    Apache Corp. ....................................       502,374     17,771,480
    Noble Affiliates, Inc. ..........................       316,400     15,147,650
    Southwestern Energy Co. .........................       658,074      9,953,369
                                                                      ------------
                                                                        42,872,499
                                                                      ------------
  Insurance -- 4.65%
    Capital Re Corp. ................................       310,000     14,453,750
    CapMac Holdings, Inc ............................       180,500      5,979,063
    Transatlantic Holdings, Inc. ....................       188,246     15,153,803
                                                                      ------------
                                                                        35,586,616
                                                                      ------------
  Media -- 1.39%
    Banta Corp. .....................................       466,415     10,669,243
                                                                      ------------
  Miscellaneous and Conglomerates -- 9.30%
    ABC Rail Products Corp.* ........................       240,800      4,785,900
    Culligan Water Technologies, Inc.* ..............       213,000      8,626,500
    DENTSPLY International, Inc. ....................       274,200     13,024,500
    Greenfield Industries, Inc. .....................       476,300     14,586,687
    Health Management Associates, Inc. Class A* .....       171,062      3,848,895
    Littelfuse, Inc.* ...............................       279,600     13,560,600
    Wolverine Tube, Inc.* ...........................       360,000     12,690,000
                                                                      ------------
                                                                        71,123,082
                                                                      ------------
  Miscellaneous Finance -- 15.44%
    CMAC Investment Corp. ...........................       420,400     15,449,700
    Edwards (A.G.), Inc. ............................       476,580     16,025,003
    Everest Reinsurance Holdings, Inc. ..............       543,800     15,634,250
    Executive Risk, Inc. ............................       248,600      9,198,200
    FINOVA Group, Inc. ..............................       326,665     20,988,226
    First Financial Corp. ...........................       286,750      7,025,375
    Idex Corp. ......................................       322,229     12,848,861
    PMI Group, Inc. .................................       262,300     14,524,863
    Scotsman Industries, Inc. .......................       272,000      6,426,000
                                                                      ------------
                                                                       118,120,478
                                                                      ------------

                                      78

  Motor Vehicles -- 4.96%
    Borg Warner Automotive ..........................       352,000     13,552,000
    Excel Industries, Inc. ..........................       220,800      3,670,800
    Harley-Davidson, Inc. ...........................       243,774     11,457,378
    Myers Industries, Inc. ..........................       358,120      6,043,275
    Superior Industries International ...............       138,844      3,210,767
                                                                      ------------
                                                                        37,934,220
                                                                      ------------
  Non-Durables and Entertainment -- 1.02%
    Lancaster Colony Corp. ..........................       169,296      7,787,616
                                                                      ------------
  Non-Ferrous Metals -- 1.96%
    DT Industries, Inc. .............................       428,500     14,997,500
                                                                      ------------
  Producer Goods -- 7.08%
    Federal Signal Corp. ............................       300,000      7,762,500
    Hubbell, Inc. Class B ...........................       365,326     15,800,350
    Juno Lighting, Inc. .............................       669,711     10,715,376
    Teleflex, Inc. ..................................       180,260      9,396,052
    TriMas Corp. ....................................       439,465     10,492,227
                                                                      ------------
                                                                        54,166,505
                                                                      ------------
  Retail -- 5.41%
    Cato Corp. Class A ..............................     1,019,082      5,095,410
    Kohls Corp.* ....................................       136,236      5,347,263
    Proffitts, Inc.* ................................       350,000     12,906,250
    Talbots, Inc. ...................................       316,001      9,045,529
    Zale Corp.* .....................................       471,100      9,009,787
                                                                      ------------
                                                                        41,404,239
                                                                      ------------
  Travel and Recreation -- 1.58%
    Callaway Golf Co. ...............................       420,400     12,086,500
                                                                      ------------
TOTAL COMMON STOCKS .................................                  752,283,434
                                                                      ------------
  (Cost $556,056,662)
TOTAL INVESTMENTS ...................................                 $764,860,632
                                                                      ============

  (Cost $568,633,860)

* Non-income producing security.

                      See Notes to Financial Statements.

Pegasus Small Cap Opportunity Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 3.00%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97, (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) ........    $3,968,591   $  3,968,591
                                                                      ------------
  (Cost $3,968,591)


                                                            Shares
                                                            ------
COMMON STOCKS -- 97.00%
  Business Machines -- 6.15%
    Boole & Babbage, Inc. ...........................        45,450      1,136,250
    Cort Business Services Corp.* ...................       156,400      3,225,750
    Perceptron, Inc.* ...............................       110,000      3,767,500
                                                                      ------------
                                                                         8,129,500
                                                                      ------------
  Business Services -- 6.32%
    Education Management Corp. ......................       100,700      2,114,700
    G & K Services, Inc., Class A ...................        50,000      1,887,500
    National Processing, Inc.* ......................        58,700        939,200
    Patterson Dental Co.* ...........................        60,000      1,695,000
    Remedytemp, Inc., Class A* ......................       100,000      1,725,000
                                                                      ------------
                                                                         8,361,400
                                                                      ------------
  Chemicals -- 1.86%
    Brady (W.H.) Co., Class A .......................       100,000      2,462,50
                                                                      ------------
  Containers -- 1.44%
    Aptargroup, Inc. ................................        54,200      1,910,550
                                                                      ------------
  Drugs & Medicine -- 8.70%
    American Medical Response, Inc.* ................        30,000        975,000
    Amerisource Health Corp., Class A* ..............        60,000      2,895,000
    EmCare Holdings, Inc.* ..........................        85,000      1,976,250
    Health Care & Retirement Corp. ..................        47,500      1,359,688
    Meridian Diagnostics, Inc.* .....................        80,000      1,040,000
    Multicare Companies, Inc.* ......................        55,000      1,113,750
    Universal Health Services, Inc., Class B ........        75,000      2,146,875
                                                                      ------------
                                                                        11,506,563
                                                                      ------------
  Electronics -- 9.69%
    Belden, Inc. ....................................        95,000      3,515,000
    Holphane Corp.* .................................       140,000      2,660,000
    Methode Electronics, Inc., Class A ..............       120,000      2,430,000
    Microchip Technology, Inc.* .....................        40,000      2,035,000
    Wyle Electronics ................................        55,000      2,172,500
                                                                      ------------
                                                                        12,812,500
                                                                      ------------
  Energy & Utilities -- 1.50%
    Charter Power Systems, Inc. .....................        65,000      1,982,500
                                                                      ------------
  Energy Raw Materials -- 4.50%
    Noble Affiliates, Inc. ..........................        44,500      2,130,438
    Smith International, Inc. .......................        35,000      1,570,625
    Swift Energy Co.* ...............................        75,000      2,240,625
                                                                      ------------
                                                                         5,941,688
                                                                      ------------
                                      80
  Insurance -- 6.52%
    Capital RE Corp. ................................        75,000      3,496,875
    CapMac Holdings, Inc. ...........................        85,000      2,815,625
    Western National Corp. ..........................       120,000      2,310,000
                                                                      ------------
                                                                         8,622,500
                                                                      ------------
  Media -- 3.18%
    Metro Networks, Inc.* ...........................        50,000      1,262,500
    Oak Industries, Inc. ............................        55,000      1,265,000
    Spss, Inc.* .....................................        60,000      1,672,500
                                                                      ------------
                                                                         4,200,000
                                                                      ------------
  Miscellaneous & Conglomerates -- 15.23%
    ABC Rail Products Corp.* ........................       115,000      2,285,625
    Greenfield Industries, Inc. .....................        95,000      2,909,375
    IHOP Corp.* .....................................        80,000      1,890,000
    Littelfuse, Inc.* ...............................        60,000      2,910,000
    Panavision, Inc. ................................       100,000      2,075,000
    Prime Service, Inc. .............................        45,000      1,237,500
    Rural Metro Corp.* ..............................        60,000      2,160,000
    Stewart Enterprises, Inc., Class A ..............        65,000      2,210,000
    Wolverine Tube, Inc.* ...........................        70,000      2,467,500
                                                                      ------------
                                                                        20,145,000
                                                                      ------------
  Miscellaneous Finance -- 10.12%
    BA Merchant Services, Inc. ......................        75,000      1,340,625
    CMAC Investment Corp. ...........................        76,400      2,807,700
    Delta Financial Corp. ...........................        75,000      1,350,000
    Executive Risk, Inc. ............................        42,400      1,568,800
    First Financial Corp. ...........................        77,750      1,904,875
    Idex Corp. ......................................        60,000      2,392,500
    Southern Pacific Funding Corp.* .................        65,000      2,023,125
                                                                      ------------
                                                                        13,387,625
                                                                      ------------
  Motor Vehicles -- 7.37%
    Borg Warner Automotive, Inc. ....................        75,000      2,887,500
    Control Devices, Inc. ...........................       165,900      2,156,700
    Dura Automotive Systems, Inc. ...................       100,000      2,250,000
    Excel Industries, Inc. ..........................        85,000      1,413,125
    Superior Industries International ...............        45,000      1,040,625
                                                                      ------------
                                                                         9,747,950
                                                                      ------------
  Non-Ferous Metals -- 1.98%
    DT Industries, Inc. .............................        75,000      2,625,000
                                                                      ------------
  Paper & Forest Products -- 0.99%
    Rock Tenn Co., Class A ..........................        66,000      1,303,500
                                                                      ------------
  Producer Goods -- 1.75%
    Watsco, Inc. ....................................        80,000      2,310,000
                                                                      ------------

                                      81

  Retail -- 7.31%
    Mens Warehouse, Inc. ............................      115,000       2,817,500
    99 Cents Only Stores* ...........................      190,000       3,111,250
    Proffitts, Inc.* ................................       70,000       2,581,250
    Tommy Hilfiger Corp.* ...........................       24,100       1,156,800
                                                                      ------------
                                                                         9,666,800
                                                                      ------------
  Soaps & Cosmetics -- 1.25%
    Alberto Culver Co., Class A .....................       40,000       1,650,000
                                                                      ------------
  Trucking & Freight -- 1.14%
    US Freightways Corp. ............................       55,000       1,509,062
                                                                      ------------
TOTAL COMMON STOCKS .................................                  128,274,638
                                                                      ------------
  (Cost $104,884,192)
TOTAL INVESTMENTS ...................................                 $132,243,229
                                                                      ============
  (Cost $108,852,783)

* Non-income producing security

                       Notes to Portfolio of Investments

(a) Transactions in Securities of Affiliated Issuers

      Affiliated issuers, as defined under the Investment Company Act of 1940, are those in which the Fund's holding of an issuer represents 5% or more of the outstanding voting securities of the issuer. A summary of the Funds' transactions in the securities of these issuers during the year ended December 31, 1996, is set forth below:


                                                                                 Acquisitions
                                                                          -------------------------
                                                                                                       Ending
                                                        Beginning Share                                Share      Ending
                      Affiliate                              Amount       Share Amount      Cost       Amount      Value
                      ---------                         ---------------   ------------      ----       ------     ------
Control Devices, Inc. ...............................          0             165,900     $1,548,635   165,900   $2,156,700

                      See Notes to Financial Statements.

Pegasus Intrinsic Value Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 5.14%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97, (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) ........   $19,640,247    $19,640,247
                                                                       -----------
  (Cost $19,640,247)
CONVERTIBLE BONDS -- 7.55%
  Chubb Capital Corp., 6.00%, 5/15/98 ...............     3,330,000      4,187,475
  Consolidated Natural Gas Co., 7.25%, 12/15/15 .....     4,549,700      4,805,621
  Leucadia National Corp., 5.25% 2/1/03 .............     9,370,500      9,815,599
  Nac Re Corp., 5.25%, 12/15/02 .....................    10,427,000     10,035,987
                                                                       -----------
  (Cost $27,893,253) ................................                   28,844,682
                                                                       -----------


                                                            Shares
                                                            ------
NON-CONVERTIBLE PREFERRED -- 0.48%
  Finance -- 0.48%
    Salomon, Inc., 7.625% Preferred .................        60,000      1,852,500
                                                                       -----------
  (Cost $1,683,750)
COMMON STOCKS -- 86.83%
  Aerospace -- 2.97%
    Lockheed Martin Corp. ...........................       124,200     11,364,300
                                                                       -----------
  Air Transport -- 1.66%
    Flightsafety International, Inc. ................       132,300      6,333,862
                                                                       -----------

  Apparel -- 6.81%
    Payless Shoesource, Inc.* .......................      325,005      12,187,688
    Unifi, Inc. .....................................      294,200       9,451,175
    V. F. Corp. .....................................       65,100       4,394,250
                                                                       -----------
                                                                        26,033,113
                                                                       -----------
  Banks -- 4.35%
    Bancorp Hawaii, Inc. ............................      206,400       8,668,800
    First Union Corp. ...............................       50,750       3,755,500
    Mercantile Bankshares Corp. .....................      131,400       4,204,800
                                                                       -----------
                                                                        16,629,100
                                                                       -----------
  Business Services -- 2.40%
    Grey Advertising, Inc. ..........................        8,550       2,163,150
    National Service Industries, Inc. ...............      187,300       7,000,338
                                                                       -----------
                                                                         9,163,488
                                                                       -----------
  Chemicals -- 2.57%
    NCH Corp. .......................................      163,100       9,826,775
                                                                       -----------
  Consumer Durables -- 2.20%
    Hillenbrand Industries, Inc. ....................      122,665       4,446,606
    National Presto Industries, Inc. ................      106,200       3,969,225
                                                                       -----------
                                                                         8,415,831
                                                                       -----------

                                      83

  Domestic Oil -- 4.12%
    Atlantic Richfield Co. ..........................       28,300       3,749,750
    MAPCO, Inc. .....................................      352,200      11,974,800
                                                                       -----------
                                                                        15,724,550
                                                                       -----------
  Drugs and Medicine -- 1.92%
    Block Drug, Inc., Class A .......................       77,685       3,680,715
    Bristol-Myers Squibb Co. ........................       33,500       3,643,125
                                                                       -----------
                                                                         7,323,840
                                                                       -----------
  Energy and Utilities -- 4.54%
    Equitable Resources, Inc. .......................      128,200       3,813,950
    Sierra Pacific Resources ........................      303,600       8,728,500
    Washington Water Power Co. ......................      258,100       4,807,11
                                                                       -----------
                                                                        17,349,562
                                                                       -----------
  Energy Raw Materials -- 1.38%
    Ashland Coal, Inc. ..............................      190,400       5,283,600
                                                                       -----------
  Food and Agriculture -- 1.33%
    Farmer Brothers Co. .............................       33,385       5,074,520
                                                                       -----------
  Insurance -- 18.27%
    Allmerica Property & Casualty Co. ...............      165,700       5,033,138
    AMBAC, Inc. .....................................      109,500       7,268,062
    Citizens Corp. ..................................      313,000       7,042,500
    Financial Security Assurance Holdings ...........      206,500       6,788,687
    Home Beneficial Corp. Class B ...................      337,600      12,786,600
    Mid Ocean Ltd. ..................................      216,000      11,340,000
    Old Republic International Corp. ................      430,800      11,523,900
    Safeco Corp. ....................................      203,400       8,021,588
                                                                       -----------
                                                                        69,804,475
                                                                       -----------
  International Oil -- 0.97%
    Amoco Corp. .....................................       46,100       3,711,050
                                                                       -----------
  Media -- 0.81%
    Gannett Co., Inc. ...............................       41,200       3,084,850
                                                                       -----------
  Miscellaneous and Conglomerates -- 2.53%
    Guiness Plc Adr .................................      246,800       9,661,208
                                                                       -----------
  Miscellaneous Finance -- 8.08%
    Federal National Mortgage Association ...........      322,700      12,020,575
    Fund American Enterprises Holdings, Inc. ........      160,440      15,362,130
    Salomon, Inc. ...................................       74,300       3,501,388
                                                                       -----------
                                                                        30,884,093
                                                                       -----------
  Motor Vehicles -- 0.83%
    Ford Motor Co. ..................................       99,498       3,171,499
                                                                       -----------
  Non-Durables and Entertainment -- 5.16%
    Hasbro, Inc. ....................................      131,300       5,104,287
    Lubys Cafeterias, Inc. ..........................      313,500       6,230,813
    Sbarro, Inc. ....................................      327,900       8,361,450
                                                                       -----------
                                                                        19,696,550
                                                                       -----------

                                      84

  Producer Goods -- 0.24%
    Tennant Co. .....................................       33,200         913,000
                                                                      ------------
  Railroads and Shipping -- 2.75%
    Alexander & Baldwin, Inc. .......................      331,200       8,280,000
    Illinois Central Corp. Series A .................       69,150       2,212,800
                                                                      ------------
                                                                        10,492,800
                                                                      ------------
  Retail -- 1.56%
    Stanhome, Inc., Voting ..........................      225,100       5,965,150
                                                                      ------------
  Soaps and Cosmetics -- 1.51%
    Unilever N.V. ...................................       32,900       5,765,725
                                                                      ------------
  Tires and Rubber Goods -- 2.64%
    Bandag, Inc. Class A ............................      220,900      10,106,175
                                                                      ------------
  Tobacco -- 5.23%
    Loews Corp. .....................................      149,300      14,071,525
    Philip Morris Companies, Inc. ...................       52,400       5,901,550
                                                                      ------------

                                                                        19,973,075
                                                                      ------------
TOTAL COMMON STOCKS .................................                 $331,752,191
                                                                      ------------
  (Cost $262,688,616)
TOTAL INVESTMENTS ...................................                 $382,089,620
                                                                      ============
  (Cost $311,905,866)

* Non-income producing security.

                      See Notes to Financial Statements.

Pegasus Growth and Value Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT-1.62%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97 (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) ........   $12,748,583   $ 12,748,583
                                                                      ------------
  (Cost $12,748,583)
                                                            Shares
                                                            ------
COMMON STOCKS -- 98.38%
  Aerospace -- 2.91%
    Boeing Co. ......................................       215,000     22,870,625
                                                                      ------------
  Apparel -- 2.04%
    Russell Corp. ...................................       539,000     16,035,250
                                                                      ------------
  Banks -- 7.94%
    BankAmerica Corp. ...............................       192,000     19,152,000
    Barnett Banks, Inc. .............................       273,000     11,227,125
    Fleet Financial Group, Inc. .....................       286,000     14,264,250
    Norwest Corp. ...................................       410,000     17,835,000
                                                                      ------------
                                                                        62,478,375
                                                                      ------------
  Business Machines -- 2.59%
    Electronic Data Systems Corp. ...................       472,000     20,414,000
                                                                      ------------
  Business Services -- 5.32%
    Deluxe Corp. ....................................       624,000     20,436,000
    Dun & Bradstreet Corp. ..........................       274,000      6,507,500
    WMX Technologies, Inc. ..........................       456,000     14,877,000
                                                                      ------------
                                                                        41,820,500
                                                                      ------------
  Chemicals -- 3.84%
    Great Lakes Chemical Corp. ......................       191,000      8,929,250
    Sigma-Aldrich Corp. .............................       341,000     21,291,187
                                                                      ------------
                                                                        30,220,437
                                                                      ------------
  Construction -- 5.40%
    Masco Corp. .....................................       471,000     16,956,000
    York International Corp. ........................       457,000     25,534,875
                                                                      ------------
                                                                        42,490,875
                                                                      ------------
  Consumer Durables -- 1.78%
    Rubbermaid, Inc. ................................       615,000     13,991,250
                                                                      ------------
  Containers -- 2.48%
    Crown Cork & Seal Co., Inc. .....................       359,000     19,520,625
                                                                      ------------
  Drugs and Medicine -- 7.94%
    Abbott Laboratories Corp. .......................       324,000     16,443,000
    Bristol-Myers Squibb Co. ........................       202,000     21,967,500
    Schering-Plough Corp. ...........................       371,000     24,022,250
                                                                      ------------
                                                                        62,432,750
                                                                      ------------

                                      86

  Electronics -- 4.88%
    Hewlett Packard Co. .............................       289,000     14,522,250
    Lucent Technologies, Inc. .......................       161,000      7,446,250
    Motorola, Inc. ..................................       268,000     16,448,500
                                                                      ------------
                                                                        38,417,000
                                                                      ------------
  Energy and Utilities -- 9.18%
    Enron Corp. .....................................       385,000     16,603,125
    FPL Group, Inc. .................................       431,000     19,826,000
    MCN Corp. .......................................       545,000     15,736,875
    Pinnacle West Capital Corp. .....................       631,000     20,034,250
                                                                      ------------
                                                                        72,200,250
                                                                      ------------
  Energy Raw Materials -- 3.38%
    Schlumberger Ltd. ...............................       266,000     26,566,750
                                                                      ------------
  Food and Agriculture -- 9.68%
    ConAgra, Inc. ...................................       375,000     18,656,250
    CPC International, Inc. .........................       261,000     20,227,500
    PepsiCo, Inc. ...................................       659,000     19,275,750
    Sysco Corp. .....................................       551,000     17,976,375
                                                                      ------------
                                                                        76,135,875
                                                                      ------------
  Insurance -- 4.48%
    American International Group, Inc. ..............       105,000     11,366,250
    Chubb Corp. .....................................       444,000     23,865,000
                                                                      ------------
                                                                        35,231,250
                                                                      ------------
  International Oil -- 1.69%
    British Petroleum PLC ADR .......................        94,001     13,289,378
                                                                      ------------
  Liquor -- 2.50%
    Anheuser-Busch Companies, Inc. ..................       491,000     19,640,000
                                                                      ------------

  Media -- 5.01%
    Gannett Co., Inc. ...............................      253,000      18,943,375
    Washington Post Co. Class B .....................       61,000      20,442,625
                                                                      ------------
                                                                        39,386,000
                                                                      ------------
  Miscellaneous & Conglomerates -- 1.15%
    Cognizant Corp. .................................      274,000       9,042,000
                                                                      ------------
  Non-Durables and Entertainment -- 2.06%
    Cracker Barrel Old Country Store, Inc. ..........      638,000      16,189,250
                                                                      ------------
  Producer Goods -- 1.05%
    General Electric Co. ............................       84,000       8,305,500
                                                                      ------------
  Retail -- 3.68%
    Nordstrom, Inc. .................................      468,000      16,584,750
    Toys R Us* ......................................      412,000      12,360,000
                                                                      ------------
                                                                        28,944,750
                                                                      ------------

                                      87

  Telephone -- 7.40%
    AT&T Corp. ......................................      418,000      18,183,000
    Century Telephone Enterprises, Inc. .............      468,000      14,449,500
    MCI Communications Corp. ........................      782,000      25,561,625
                                                                      ------------
                                                                        58,194,125
                                                                      ------------
TOTAL COMMON STOCKS .................................                  773,816,815
                                                                      ------------
  (Cost $597,354,700)
TOTAL INVESTMENTS ...................................                 $786,565,398
                                                                      ============
  (Cost $610,103,283)

* Non-income producing security.

                      See Notes to Financial Statements.

Pegasus Equity Index Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Shares   Market Value
                     -----------                        ------   ------------
COMMON STOCKS -- 100.00%
  Aerospace -- 2.40%
    Boeing Co. ......................................   54,587   $  5,806,692
    General Dynamics Corp. ..........................   12,556        885,198
    Lockheed Martin Corp. ...........................   29,509      2,700,074
    McDonnell Douglas Corp. .........................   35,202      2,252,928
    Northrop Grumman Corp. ..........................    7,872        651,408
    Raytheon Co. ....................................   35,548      1,710,748
    Rockwell International Corp. ....................   31,629      1,925,415
    Textron, Inc. ...................................   12,533      1,181,235
    TRW, Inc. .......................................   22,140      1,095,930
    United Technologies Corp. .......................   39,532      2,609,112
                                                                 ------------
                                                                   20,818,740
                                                                 ------------

  Air Transport -- 0.42%
    AMR Corp. * .....................................   12,704      1,119,540
    Delta Air Lines, Inc. ...........................   12,409        879,488
    Federal Express Corp. * .........................   15,012        668,034
    Southwest Airlines Co. ..........................   29,100        643,838
    USAir Group, Inc. * .............................   15,100        352,962
                                                                 ------------
                                                                    3,663,862
                                                                 ------------
  Apparel -- 0.58%
    Fruit of the Loom, Inc., Class A * ..............   11,800        446,925
    Liz Claiborne, Inc. .............................    7,712        297,876
    Nike, Inc. Class B ..............................   42,624      2,546,784
    Reebok International Ltd. .......................    8,600        361,200
    Russell Corp. ...................................   11,900        354,025
    Stride Rite Corp. ...............................   43,800        438,000
    V.F. Corp. ......................................    8,648        583,740
                                                                 ------------
                                                                    5,028,550
                                                                 ------------
  Banks -- 8.13%
    Banc One Corp. ..................................   64,687      2,781,541
    Bank of Boston Corp. ............................   23,326      1,498,696
    Bank of New York Co., Inc. ......................   56,680      1,912,950
    BankAmerica Corp. ...............................   55,332      5,519,367
    Bankers Trust New York Corp. ....................   11,194        965,483
    Barnett Banks, Inc. .............................   35,208      1,447,929
    Boatmens Bancshares, Inc. .......................   25,566      1,649,007
    Chase Manhattan Corp. ...........................   67,085      5,987,336
    Citicorp ........................................   74,242      7,646,926
    Comerica, Inc. ..................................   18,600        974,175
    CoreStates Financial Corp. ......................   32,965      1,710,059
    Dean Witter, Discover & Co. .....................   25,407      1,683,214
    Fifth Third Bancorp .............................   14,500        910,781
    First Bank System, Inc. .........................   20,560      1,403,220
    First Chicago NBD Corp. .........................   47,916      2,575,485
    First Union Corp. ...............................   43,090      3,188,660
    Fleet Financial Group, Inc. .....................   39,095      1,949,863
    KeyCorp .........................................   34,500      1,742,250

                                      89

    MBNA Corp. ......................................   33,882      1,406,103
    Mellon Bank Corp. ...............................   20,554      1,459,334
    Morgan (J.P.) & Co., Inc. .......................   28,022      2,735,648

    National City Corp. .............................   38,200      1,714,225
    NationsBank Corp. ...............................   44,150      4,315,662
    Norwest Corp. ...................................   54,326      2,363,181
    PNC Bank Corp. ..................................   52,665      1,981,521
    Republic NY Corp. ...............................    9,292        758,460
    Suntrust Banks, Inc. ............................   37,904      1,866,772
    U.S. Bancorp ....................................   25,467      1,144,423
    Wachovia Corp. ..................................   25,073      1,416,624
    Wells Fargo & Co. ...............................   14,513      3,914,882
                                                                 ------------
                                                                   70,623,777
                                                                 ------------
  Business Machines -- 5.89%
    Amdahl Corp. * ..................................   25,100        304,337
    Apple Computer, Inc. * ..........................   18,306        382,138
    Bay Networks, Inc. * ............................   25,600        534,400
    Ceridian Corp. * ................................   10,200        413,100
    Cisco System, Inc. * ............................  100,100      6,368,863
    Compaq Computer Corp. * .........................   42,139      3,128,821
    Dell Computer Corp. * ...........................   28,000      1,487,500
    Digital Equipment Corp. * .......................   22,747        827,422
    Honeywell, Inc. .................................   19,577      1,287,188
    Intergraph Corp. * ..............................   33,000        338,250
    International Business Machines Corp. ...........   81,437     12,296,986
    Microsoft Corp. * ...............................  187,000     15,450,875
    Novell, Inc. * ..................................   44,679        423,052
    Pitney Bowes, Inc. ..............................   25,621      1,396,344
    Seagate Technology * ............................   38,700      1,528,650
    Silicon Graphics* ...............................   21,845        557,048
    Sun Microsystems, Inc. * ........................   54,536      1,400,893
    Tandem Computers, Inc. * ........................   25,900        356,125
    Xerox Corp. .....................................   50,464      2,655,668
                                                                 ------------
                                                                   51,137,660
                                                                 ------------
  Business Services -- 1.76%
    Allergan, Inc. ..................................   10,600        377,625
    Automatic Data Processing, Inc. .................   44,136      1,892,331
    Block (H.& R.), Inc. ............................   11,190        324,510
    Browning-Ferris Industries, Inc. ................   30,048        788,760
    Computer Associates International, Inc. .........   56,806      2,826,098
    Computer Sciences Corp. * .......................   10,660        875,453
    Deluxe Corp. ....................................   11,409        373,645
    Dun & Bradstreet Corp. ..........................   25,231        599,236
    Ecolab, Inc. ....................................   15,546        584,918
    Harland (John H.) Co. ...........................   17,200        567,600
    Interpublic Group of Companies, Inc. ............   11,232        533,520
    Laidlaw Inc., Class B ...........................   47,242        543,283
    Moore Corp. Ltd. ................................   23,228        473,271

                                      90

    National Service Industries, Inc. ...............    8,000        299,000
    U.S. West Media Group * .........................   96,031      1,776,574
    WMX Technologies, Inc. ..........................   74,554      2,432,324
                                                                 ------------
                                                                   15,268,148
                                                                 ------------
  Chemicals -- 2.76%
    Air Products & Chemicals, Inc. ..................   15,263      1,055,055
    Dow Chemical Co. ................................   37,945      2,973,939
    DuPont (E I) de Nemours & Co., Inc. .............   87,346      8,243,278
    Grace (W.R.) & Co. ..............................   16,311        844,094
    Great Lakes Chemical Corp. ......................   11,868        554,829
    Hercules, Inc. ..................................   19,874        859,551
    Monsanto Co. ....................................   88,485      3,439,854
    Morton International, Inc. ......................   18,937        771,683
    Nalco Chemical Co. ..............................    6,364        229,900
    PPG Industries, Inc. ............................   31,304      1,756,937
    Praxair, Inc. ...................................   23,614      1,089,196
    Rohm & Haas Co. .................................    8,529        696,180
    Sigma-Aldrich Corp. .............................    9,100        568,181
    Union Carbide Corp. .............................   22,284        910,858
                                                                 ------------
                                                                   23,993,535
                                                                 ------------
  Construction -- 0.48%
    Armstrong World Industries, Inc. ................    6,327        439,727
    Centex Corp. (with warrants to purchase interest
      in CDC L.P. Class B units and shares of 3333
      Holdings Corp) ................................    9,183        345,510
    Fluor Corp. .....................................   11,763        738,128
    Kaufman & Broad Home Corp. ......................   28,100        361,787
    Masco Corp. .....................................   20,411        734,796
    Owens-Corning Fiberglass Corp. ..................   11,289        481,194
    Pulte Corp. .....................................    6,200        190,650
    Sherwin Williams Co. ............................   10,704        599,424
    Stanley Works ...................................    9,884        266,868
                                                                 ------------
                                                                    4,158,084
                                                                 ------------
  Consumer Durables -- 0.32%
    Black & Decker Corp. ............................   15,178        457,237
    Jostens, Inc. ...................................   16,200        342,225
    Maytag Corp. ....................................    9,270        183,082
    Newell Co. ......................................   22,440        706,860
    Rubbermaid, Inc. ................................   22,834        519,474
    Whirlpool Corp. .................................   11,603        540,990
                                                                 ------------
                                                                    2,749,868
                                                                 ------------
  Containers -- 0.17%
    Ball Corp. ......................................    4,800        124,800
    Crown Cork & Seal Co., Inc. .....................   18,235        991,528
    Stone Container Corp. ...........................   24,382        362,682
                                                                 ------------
                                                                    1,479,010
                                                                 ------------

                                      91

  Domestic Oil -- 1.33%
    Amerada Hess Corp. ..............................   11,888        688,018
    Ashland Oil, Inc. ...............................    6,582        288,785
    Atlantic Richfield Co. ..........................   24,276      3,216,570
    Kerr-McGee Corp. ................................    6,121        440,712
    Oryx Energy Co. * ...............................   19,000        470,250
    Pennzoil Co. ....................................    9,808        554,152
    Phillips Petroleum Co. ..........................   40,653      1,798,895
    Sun Co., Inc. ...................................   14,400        351,000
    Union Pacific Resources Group ...................   33,341        975,224
    Unocal Corp. ....................................   41,656      1,692,275
    USX-Marathon Group ..............................   43,963      1,049,617
                                                                 ------------
                                                                   11,525,498
                                                                 ------------
  Drugs and Medicine -- 10.12%
    Abbott Laboratories .............................  120,274      6,103,905
    ALZA Corp. * ....................................   15,156        392,162
    American Home Products Corp. ....................   97,372      5,708,433
    Amgen, Inc. * ...................................   39,988      2,174,347
    Bausch & Lomb, Inc. .............................    9,300        325,500
    Baxter International, Inc. ......................   43,589      1,787,149
    Becton Dickinson & Co. ..........................   19,946        865,158
    Biomet, Inc. ....................................   21,700        328,213
    Bristol-Myers Squibb Co. ........................   78,342      8,519,693
    Columbia/HCA Healthcare Corp. ...................  108,099      4,405,034
    Guidant Corp. ...................................   11,400        649,800
    Humana, Inc. * ..................................   23,800        455,175
    Johnson & Johnson ...............................  205,160     10,206,710
    Lilly (Eli) & Co. ...............................   85,814      6,264,422
    Mallinckrodt Group, Inc. ........................   10,469        461,945
    Manor Care, Inc. ................................   13,200        356,400
    Medtronic, Inc. .................................   37,432      2,545,376
    Merck & Co., Inc. ...............................  185,476     14,698,973
    Pall Corp. ......................................   16,845        429,548
    Pfizer, Inc. ....................................   99,564      8,251,366
    Pharmacia & Upjohn Co. ..........................   82,925      3,285,903
    St. Jude Medical, Inc. * ........................   11,300        481,663
    Schering-Plough Corp. ...........................   57,506      3,723,513
    Tenet Healthcare Corp. * ........................   38,002        831,294
    United Healthcare Corp. .........................   26,700      1,201,500
    United States Surgical Co. ......................    9,300        366,187
    Warner Lambert Co. ..............................   41,336      3,100,200
                                                                 ------------
                                                                   87,919,569
                                                                 ------------
  Electronics -- 6.21%
    3Com Corp. * ....................................   25,400      1,863,725
    Advanced Micro Devices, Inc. * ..................   22,252        572,989
    AMP, Inc. .......................................   32,276      1,238,591
    Andrew Corp. * ..................................    8,975        476,236
    Boston Scientific Corp. * .......................   27,035      1,622,100

                                      92

    EMC Corp.* ......................................   38,800      1,285,250
    First Data Corp. ................................   67,400      2,460,100
    General Instrument Corp. * ......................   15,500        335,188
    General Signal Corp. ............................    8,300        354,825
    Harris Corp. ....................................    7,507        515,168
    Hewlett-Packard Co. .............................  159,100      7,994,775
    Intel Corp. .....................................  128,324     16,802,424
    Johnson Controls, Inc. ..........................    6,808        564,213
    LSI Logic Corp. * ...............................   22,200        593,850
    Lucent Technologies, Inc. .......................   99,183      4,587,214
    Micron Technology, Inc. .........................   28,400        827,150
    Motorola, Inc. ..................................   91,110      5,591,876
    National Semiconductor Corp. * ..................   21,016        512,265
    Northern Telecom Ltd. ...........................   39,405      2,438,184
    Perkin Elmer Corp. ..............................    4,400        259,050
    Raychem Corp. ...................................    7,781        623,453
    Tektronix, Inc. .................................    6,900        353,625
    Texas Instruments, Inc. .........................   27,628      1,761,285
    Thomas & Betts Corp. ............................    8,200        363,875
                                                                 ------------
                                                                   53,997,411
                                                                 ------------
  Energy and Utilities -- 3.81%
    American Electric Power Co., Inc. ...............   28,165      1,158,286
    Baltimore Gas & Electric Co. ....................   24,531        656,204
    Carolina Power & Light Co. ......................   23,219        847,494
    Central & SouthWest Corp. .......................   28,184        722,215
    CINergy Corp. ...................................   21,342        712,289
    Coastal Corp. ...................................   14,683        717,632
    Columbia Gas System, Inc. .......................   11,100        706,238
    Consolidated Edison Co. of New York, Inc. .......   37,328      1,091,844
    Consolidated Natural Gas Co. ....................   13,336        736,814
    Dominion Resources, Inc. ........................   28,359      1,091,821
    DTE Energy, Inc. ................................   21,626        700,142
    Duke Power Co. ..................................   30,009      1,387,916
    Edison International ............................   65,871      1,309,186
    El Paso Natural Gas Co. .........................   2.8902            146
    Enron Corp. .....................................   38,308      1,652,032
    Enserch Corp. ...................................   13,100        301,300
    Entergy Corp. ...................................   41,560      1,153,290
    FPL Group, Inc. .................................   29,555      1,359,530
    General Public Utilities Corp. ..................   18,943        636,958
    Houston Industries, Inc. ........................   45,696      1,033,872
    Niagara Mohawk Power Corp. * ....................   37,600        371,300
    Nicor, Inc. .....................................   11,900        425,425
    Noram Energy, Inc. ..............................   22,600        347,475
    Northern States Power Co. .......................   10,348        474,714
    ONEOK, Inc. .....................................    1,400         42,000
    Ohio Edison Co. .................................   22,903        521,043
    PP&L Resources, Inc. ............................   30,200        694,600
    Pacific Enterprises .............................    8,168        248,103

                                      93

    Pacific Gas & Electric Co. ......................   72,430      1,521,030
    PacifiCorp ......................................   44,277        907,679
    Panhandle Eastern Corp. .........................   23,380      1,052,100
    PECO Energy Co. .................................   33,067        834,942
    Peoples Energy Corp. ............................    1,500         50,813
    Public Service Enterprise Group, Inc. ...........   32,772        893,037
    Sonat, Inc. .....................................   14,848        764,672
    Southern Co. ....................................   99,746      2,256,753
    Texas Utilities Co. .............................   34,094      1,389,330
    Unicom Corp. ....................................   31,976        867,349
    Union Electric Co. ..............................   17,806        685,531
    Williams Companies, Inc. ........................   21,141        792,788
                                                                 ------------
                                                                   33,115,893
                                                                 ------------
  Energy Raw Materials -- 1.41%
    Baker Hughes, Inc. ..............................   21,457        740,267
    Barricks Gold Corp. .............................   53,102      1,526,682
    Burlington Resources, Inc. ......................   16,352        823,732
    Dresser Industries, Inc. ........................   27,030        837,930
    Halliburton Co. .................................   19,518      1,175,959
    Helmerich & Payne, Inc. .........................   11,300        589,013
    Louisiana Land & Exploration Co. ................    6,400        343,200
    Occidental Petroleum Corp. ......................   44,471      1,039,510
    Rowan Companies, Inc. * .........................   21,600        488,700
    Santa Fe Energy Resources, Inc. * ...............   25,600        355,200
    Schlumberger Ltd. ...............................   38,175      3,812,728
    Western Atlas, Inc. * ...........................    7,954        563,740
                                                                 ------------
                                                                   12,296,661
                                                                 ------------
  Food and Agriculture -- 5.84%
    Archer Daniels Midland Co. ......................   86,025      1,892,550
    Campbell Soup Co. ...............................   36,100      2,897,025
    Coca-Cola Co. ...................................  382,496     20,128,852
    ConAgra, Inc. ...................................   36,219      1,801,895
    CPC International, Inc. .........................   21,687      1,680,742
    Darden Restaurants, Inc. ........................   52,167        456,461
    General Mills, Inc. .............................   23,667      1,499,896
    Heinz (H.J.) Co. ................................   53,743      1,921,312
    Hershey Foods Corp. .............................   23,412      1,024,275
    Kellogg Co. .....................................   32,737      2,148,366
    PepsiCo, Inc. ...................................  244,360      7,147,530
    Pioneer Hi-Bred International, Inc. .............   13,526        946,820
    Quaker Oats Co. .................................   19,166        730,704
    Ralston-Ralston Purina Group ....................   18,300      1,342,763
    Sara Lee Corp. ..................................   71,955      2,680,324
    Sysco Corp. .....................................   33,527      1,093,818
    Whitman Corp. ...................................   20,500        468,938
    Wrigley (Wm.) Jr Co. ............................   16,335        918,844
                                                                 ------------
                                                                   50,781,115
                                                                 ------------

                                      94

  Gold -- 0.20%
    Battle Mountain Gold Co. ........................   32,600        224,125
    Homestake Mining Co. ............................   20,389        290,543
    Placer Dome, Inc. ...............................   38,855        845,097
    Santa Fe Pacific Gold Corp. .....................   24,998        384,344
                                                                 ------------
                                                                    1,744,109
                                                                 ------------
  Insurance -- 3.24%
    Alexander & Alexander Services, Inc. ............   20,000        347,500
    Allstate Corp. ..................................   69,040      3,995,690
    American General Corp. ..........................   28,763      1,175,688
    American International Group, Inc. ..............   72,548      7,853,321
    AON Corp. .......................................   14,000        869,750
    Chubb Corp. .....................................   24,074      1,293,977
    CIGNA Corp. .....................................   10,855      1,483,064
    General Re Corp. ................................   13,603      2,145,873
    ITT Hartford Group, Inc. ........................   16,669      1,125,157
    Jefferson-Pilot Corp. ...........................    8,975        508,209
    Lincoln National Corp. ..........................   15,969        838,373
    Marsh & McLennan Companies, Inc. ................    9,532        991,328
    Providian Corp. .................................   15,597        801,296
    SAFECO Corp. ....................................   17,292        681,953
    St. Paul Companies ..............................   15,500        908,688
    Torchmark Corp. .................................   13,095        661,298
    Transamerica Corp. ..............................    9,465        747,735
    UNUM Corp. ......................................   13,400        968,150
    USF&G Corp. .....................................   18,900        394,538
    USLife Corp. ....................................   11,000        365,750
                                                                 ------------
                                                                   28,157,338
                                                                 ------------
  International Oil -- 6.58%
    Amoco Corp. .....................................   76,418      6,151,649
    Chevron Corp. ...................................  100,014      6,500,910
    Exxon Corp. .....................................  191,841     18,800,417
    Mobil Corp. .....................................   62,376      7,625,466
    Royal Dutch Petroleum Co., N.Y. Registry ........   82,454     14,079,021
    Texaco, Inc. ....................................   41,233      4,045,988
                                                                 ------------
                                                                   57,203,451
                                                                 ------------
  Liquor -- 0.67%
    Anheuser-Busch Companies, Inc. ..................   75,322      3,012,880
    Brown Forman Corp. Class B ......................   14,954        684,146
    Coors (Adolph) Co. Class B ......................      400          7,600
    Seagram Co. Ltd. ................................   54,759      2,121,911
                                                                 ------------
                                                                    5,826,537
                                                                 ------------
  Media -- 1.72%
    Cabletron System, Inc. * ........................   23,340        776,055
    Comcast Corp. Class A Special ...................   44,700        796,219
    Donnelley (R.R.) & Sons Co. .....................   19,945        625,774
    Dow Jones & Co., Inc. ...........................   14,654        496,404

                                      95

    Gannett Co., Inc. ...............................   24,639      1,844,845
    Knight-Ridder, Inc. .............................   17,442        667,157
    McGraw Hill Companies, Inc. .....................   13,764        634,865
    Meredith Corp. ..................................    7,200        379,800
    New York Times Co. Class A ......................   19,326        734,388
    Tele-Communications, Inc. Class A ...............   97,029      1,267,441
    Time Warner, Inc. ...............................   88,873      3,332,737
    Times Mirror Co. Class A ........................   15,209        756,648
    Tribune Co. .....................................    8,657        682,821
    Viacom, Inc. Class B Non-Voting * ...............   55,034      1,919,311
                                                                 ------------
                                                                   14,914,465
                                                                 ------------
  Miscellaneous and Conglomerates -- 1.22%
    Case Corp. ......................................    8,700        474,150
    Cognizant Corp. .................................   25,231        832,623
    Corning, Inc. ...................................   39,042      1,805,693
    Eastman Chemical Co. ............................   11,460        633,165
    ITT Industries, Inc. ............................   23,869        584,790
    ITT Corp Common (New) * .........................   16,469        714,343
    Minnesota Mining & Manufacturing Co. ............   62,728      5,198,583
    Newport News Shipbuilding * .....................    0.400              6
    Tupperware Corp. ................................    7,324        392,750
                                                                 ------------
                                                                   10,636,103
                                                                 ------------
  Miscellaneous Finance -- 3.41%
    Aetna, Inc. Common ..............................   22,655      1,812,400
    Ahmanson (H.F.) & Co. ...........................   11,433        371,573
    American Express Co. ............................   75,168      4,246,992
    Beneficial Corp. ................................    9,940        629,948
    Federal Home Loan Mortgage Corp. ................   27,000      2,973,375
    Federal National Mortgage Association ...........  167,188      6,227,753
    Golden West Financial Corp. .....................    9,215        581,697
    Great Western Financial Corp. ...................   20,728        601,112
    Greentree Financial Corp. .......................   20,400        787,950
    Household International, Inc. ...................   14,549      1,342,145
    MBIA, Inc. ......................................    7,000        708,750
    Merrill Lynch & Co., Inc. .......................   24,757      2,017,695
    MGIC Investment Corp. ...........................    8,600        653,600
    Morgan Stanley Group, Inc. ......................   24,000      1,371,000
    Salomon, Inc. ...................................   16,626        783,500
    Travelers, Inc. .................................   99,770      4,527,064
                                                                 ------------
                                                                   29,636,554
                                                                 ------------
  Motor Vehicles -- 2.17%
    Chrysler Corp. ..................................  112,228      3,703,524
    Cummins Engine Co., Inc. ........................    7,700        354,200
    Dana Corp. ......................................   16,524        539,096
    Eaton Corp. .....................................   11,534        804,497

                                      96

    Echlin, Inc. ....................................   11,869        375,357
    Ford Motor Co. ..................................  183,828      5,859,517
    General Motors Corp. ............................  115,670      6,448,602
    Genuine Parts Co. ...............................   16,819        748,446
                                                                 ------------
                                                                   18,833,239
                                                                 ------------
  Non-Durables and Entertainment -- 2.16%
    American Greetings Corp. Class A ................   11,700        331,987
    CUC International, Inc. * .......................   61,625      1,463,594
    Harcourt General, Inc. ..........................    9,876        455,531
    Hasbro, Inc. ....................................   10,658        414,330
    Kimberly-Clark Corp. ............................   43,817      4,173,569
    Mattel, Inc. ....................................   39,591      1,098,650
    McDonalds Corp. .................................  107,782      4,877,135
    Oracle Systems Corp. * ..........................  105,539      4,406,253
    Ryan's Family Steak House * .....................    8,300         57,063
    Service Corp. International .....................   31,372        878,416
    Shoneys, Inc. * .................................   33,700        235,900
    TCI Satellite Entertainment, Class A * ..........    0.900              9
    Wendy's International, Inc. .....................   17,490        358,545
                                                                 ------------
                                                                   18,750,982
                                                                 ------------
  Non-Ferrous Metals -- 0.95%
    Alcan Aluminum Ltd. .............................   30,807      1,035,885
    Allegheny Teledyne, Inc. ........................   26,165        601,795
    Aluminum Co. of America .........................   26,344      1,679,430
    Asarco, Inc. ....................................   14,000        348,250
    Cyprus Amax Minerals Co. ........................   18,163        424,560
    Engelhard Corp. .................................   24,986        477,857
    Freeport McMoran Copper Class B .................   33,200        991,850
    Inco Ltd. .......................................   25,774        821,546
    Newmont Mining Corp. ............................   15,382        688,345
    Phelps Dodge Corp. ..............................    9,358        631,665
    Reynolds Metals Co. .............................    9,944        560,593
                                                                 ------------
                                                                    8,261,776
                                                                 ------------
  Optical Photographic Equipment -- 0.50%
    Eastman Kodak Co. ...............................   53,641      4,304,690
                                                                 ------------
  Paper and Forest Products -- 0.99%
    Bemis, Inc. .....................................    5,800        213,875
    Champion International Corp. ....................   14,955        646,804
    Georgia-Pacific Corp. ...........................   14,426      1,038,672
    International Paper Co. .........................   44,970      1,815,664
    James River Corp. of Virginia ...................   13,338        441,821
    Louisiana Pacific Corp. .........................   10,925        230,790

                                      97

    Mead Corp. ......................................   10,888        632,865
    Temple-Inland, Inc. .............................   10,725        580,491
    Union Camp Corp. ................................    9,171        437,915
    Westvaco Corp. ..................................   16,541        475,554
    Weyerhaeuser Co. ................................   30,266      1,433,852
    Willamette Industries, Inc. .....................    9,700        675,362
                                                                 ------------
                                                                    8,623,665
                                                                 ------------
  Producer Goods -- 5.68%
    Alco Standard Corp. .............................   22,766      1,175,295
    Allied Signal, Inc. .............................   42,048      2,817,216
    Applied Materials Co.* ..........................   24,780        890,531
    Avery Dennison Corp. ............................   11,540        408,228
    Briggs & Stratton Corp. .........................   11,100        488,400
    Caterpillar, Inc. ...............................   29,680      2,233,420
    Cincinnati Milacron, Inc. .......................   17,600        385,000
    Cooper Industries, Inc. .........................   17,359        731,248
    Deere & Co. .....................................   40,423      1,642,184
    Dover Corp. .....................................   16,762        842,291
    Emerson Electric Co. ............................   33,342      3,225,839
    FMC Corp. * .....................................    5,203        364,860
    General Electric Co. ............................  252,942     25,009,640
    Grainger (W.W.), Inc. ...........................    6,712        538,638
    Harnischfeger Industries, Inc. ..................    7,800        375,375
    Illinois Tool Works, Inc. .......................   17,658      1,410,433
    Ingersoll-Rand Co. ..............................   14,462        643,559
    Millipore Corp. .................................    8,600        355,825

    Navistar International * ........................   39,600        361,350
    Parker-Hannifin Corp. ...........................   12,015        465,581
    Snap-On, Inc. ...................................   10,050        358,031
    Tenneco, Inc. ...................................   25,842      1,166,120
    Timken Co. ......................................   10,500        481,688
    Trinova Corp. ...................................   14,000        509,250
    Tyco International Ltd. .........................   24,188      1,278,940
    Westinghouse Electric Corp. .....................   62,070      1,233,641
                                                                 ------------
                                                                   49,392,583
                                                                 ------------
  Railroads and Shipping -- 1.00%
    Burlington Northern Santa Fe ....................   24,525      2,118,347
    Conrail, Inc. ...................................   12,495      1,244,814
    CSX Corp. .......................................   32,140      1,357,915
    Norfolk Southern Corp. ..........................   18,576      1,625,400
    Union Pacific Corp. .............................   39,367      2,366,941
                                                                 ------------
                                                                    8,713,417
                                                                 ------------
  Retail -- 4.30%
    Albertsons, Inc. ................................   37,469      1,334,833
    American Stores Co. .............................   22,564        922,303
    Circuit City Stores, Inc. .......................   20,264        610,453
    Dayton Hudson Corp. .............................   29,832      1,170,906
    Dillard Department Stores Class A ...............   15,130        467,139

                                      98

    Federated Department Stores, Inc. * .............   28,200        962,325
    Gap, Inc. .......................................   48,412      1,458,411
    Giant Food, Inc. Class A ........................   10,400        358,800
    Home Depot, Inc. ................................   74,065      3,712,508
    Kmart Corp. * ...................................   82,488        855,813
    Kroger Co. * ....................................   19,345        899,543
    Limited, Inc. ...................................   42,388        778,880
    Longs Drug Stores Corp. .........................    7,500        368,438
    Lowes Companies, Inc. ...........................   28,784      1,021,832
    May Department Stores Co. .......................   38,470      1,798,472
    Melville Corp. ..................................   18,812        778,346
    Nordstrom, Inc. .................................   10,393        368,302
    Penney (J.C.) & Co., Inc. .......................   33,388      1,627,665
    Pep Boys Manny Moe & Jack .......................    7,700        236,775
    Price/Costco, Inc. * ............................   35,313        887,239
    Rite-Aid Corp. ..................................   18,956        753,501
    Sears, Roebuck & Co. ............................   58,209      2,684,890
    Tandy Corp. .....................................    9,138        402,072
    TJX Companies, Inc. .............................   11,900        563,763
    Toys R Us * .....................................   39,667      1,190,010
    Wal Mart Stores, Inc. ...........................  353,495      8,086,198
    Walgreen Co. ....................................   43,086      1,723,440
    Winn-Dixie Stores, Inc. .........................   25,374        802,453
    Woolworth Corp. * ...............................   25,664        561,400
                                                                  -----------
                                                                   37,386,710
                                                                  -----------
  Soaps and Cosmetics -- 3.02%
    Avon Products, Inc. .............................   23,880      1,364,145
    Clorox Co. ......................................    6,647        667,193
    Colgate-Palmolive Co. ...........................   22,827      2,105,791
    Gillette Co. ....................................   68,618      5,335,050
    International Flavors & Fragrances, Inc. ........   14,843        667,935
    Procter & Gamble Co. ............................  107,287     11,533,351
    Unilever N.V. ...................................   25,914      4,541,428
                                                                  -----------
                                                                   26,214,893
                                                                  -----------
  Steel -- 0.20%
    Armco, Inc. * ...................................  118,500        488,812
    Bethlehem Steel Corp. * .........................   23,638        212,742
    Nucor Corp. .....................................   11,359        579,309
    USX-U.S. Steel Group ............................    7,828        245,604
    Worthington Industries, Inc. ....................   12,685        229,916
                                                                  -----------
                                                                    1,756,383
                                                                  -----------
  Telephone -- 6.69%
    AT&T Corp. ......................................  250,500     10,896,750
    AirTouch Communications, Inc. * .................   77,810      1,964,703
    ALLTEL Corp. ....................................   34,605      1,085,732
    Ameritech Corp. .................................   85,512      5,184,165
    Bell Atlantic Corp. .............................   67,890      4,395,878
    Bellsouth Corp. .................................  151,350      6,110,756

                                      99

    GTE Corp. .......................................  148,373      6,750,971
    MCI Communications Corp. ........................  102,759      3,358,935
    NYNEX Corp. .....................................   67,710      3,258,544
    Pacific Telesis Group ...........................   70,110      2,576,542
    SBC Communications, Inc. ........................   93,776      4,852,908
    Sprint Corp. ....................................   69,365      2,765,929
    Tellabs, Inc. * .................................   27,896      1,049,587
    US WEST Communications Group * ..................   70,531      2,274,625
    Worldcom, Inc. * ................................   63,200      1,647,150
                                                                 ------------
                                                                   58,173,175
                                                                 ------------

  Tires and Rubber Goods -- 0.18%
    Cooper Tire & Rubber Co. ........................   17,642        348,429
    Goodyear Tire & Rubber Co. ......................   23,042      1,183,783
                                                                 ------------
                                                                    1,532,212
                                                                 ------------
  Tobacco -- 2.09%
    American Brands, Inc. ...........................   24,902      1,235,762
    Loews Corp. .....................................   19,020      1,792,635
    Philip Morris Companies, Inc. ...................  125,823     14,170,815
    UST, Inc. .......................................   30,015        971,736
                                                                 ------------
                                                                   18,170,948
                                                                 ------------
  Travel and Recreation -- 1.29%
    Brunswick Corp. .................................   25,113        602,712
    Disney (Walt) Co. ...............................  105,987      7,379,345
    HFS, Inc. * .....................................   18,500      1,105,375
    Hilton Hotels Corp. .............................   40,032      1,045,836
    Marriott International, Inc. ....................   19,037      1,051,794
                                                                 ------------
                                                                   11,185,062
                                                                 ------------
  Trucking and Freight -- 0.11%
    Caliber System, Inc. ............................   16,600        319,550
    PACCAR, Inc. ....................................    4,292        291,856
    Ryder System, Inc. ..............................   10,999        309,347
                                                                 ------------
                                                                      920,753
                                                                 ------------
TOTAL COMMON STOCKS .................................             868,896,426
                                                                 ------------
  (Cost $615,603,554)
TOTAL INVESTMENTS ...................................            $868,896,426
                                                                 ============
  (Cost $615,603,554)

* Non-income producing security

                      See Notes to Financial Statements.

Pegasus International Equity Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                     Description                        Face Amount   Market Value
                     -----------                        -----------   ------------
TEMPORARY CASH INVESTMENT -- 4.86%
  Salomon Brothers, Revolving Repurchase Agreement,
    6.90%, 1/2/97 (secured by various U.S. Treasury
    Strips with maturities ranging from 11/15/04
    through 5/15/06, all held at Chase Bank) ........   $19,720,372    $19,720,372
                                                                       -----------
  (Cost $19,720,372)
                                                             Shares
                                                             ------
COMMON STOCKS -- 93.88%
  Argentina -- 1.87%
    Banks
      Bco Frances Rio Pl ............................        36,915        345,216
      Bco De Galicia Bue 'B' ........................        70,924        426,328
    Construction
      Astra Cia Argentin ............................       133,756        255,519
      Ciadea Sa* ....................................        24,420        116,015
      Perez Companc Sa 'B' ..........................       192,863      1,356,066
      Ypf Sa Class 'D' ..............................        87,800      2,217,340
    Food & Agriculture
      Molinos Rio Plata 'B' .........................        45,042        160,378
    Liquor & Tobacco
      Ba Embotelladora 'B' ..........................           150         28,505
    Miscellaneous
      Comercial Del Plata ...........................        87,590        224,270
    Non-Ferrous Metals
      Siderca Sa ....................................       455,400        831,251
      Siderar Sa 'A' ................................        18,216         52,471
    Telephone
      Telefonica De Argentina Class 'B' .............       610,300      1,599,267
                                                                       -----------
                                                                         7,612,626
                                                                       -----------
  Australia -- 1.73%
    Banks
      National Australia Bank .......................        75,012        881,764
      Westpac Bank Corp .............................       100,910        573,861
    Chemicals
      Ici Australia .................................        18,853        204,396
    Construction
      Boral Limited .................................        45,546        129,507
      CSR Limited ...................................        50,166        175,316
      Pioneer International .........................        60,480        180,137
    Energy Raw Material
      Broken Hill Pty ...............................        87,463      1,244,865
      Santos Limited ................................        54,203        219,560
    Food & Agriculture
      Amcor Limited .................................        38,213        245,538
      Goodman Fielder Limited .......................        54,116         67,052
    Gold
      Highlands Gold Ltd ............................         4,846          2,848

                                     101

    Liquor & Tobacco
      Coca-Cola Amatil ..............................       24,348         260,103
      Fosters Brewing Gr ............................       71,247         144,300
      Southcorp Holdings ............................       23,951          76,093
    Media
      News Corporation (Aust Listing) ...............       87,767         462,870
      News Corporation Preferred Limited Voting
        Shares ......................................       60,648         269,752
    Multi-Industry & Conglomerates
      Pacific Dunlop Limited ........................       73,167         185,962
    Non-Ferrous Metals
      Aberfoyle .....................................        2,400           6,138
      CRA Limited ...................................       26,587         417,058
      Mim Holdings Limited ..........................       64,470          90,122
      North Limited .................................       17,540          51,267
      WMC Limited ...................................       64,922         408,907
    Railroad & Shipping
      Brambles Inds Limited .........................       13,527         263,762
    Real Property
      Gen Property Tst Units (Aust Listing) .........       55,200         107,415
      Lend Lease Corp ...............................        6,136         118,915
      Westfield Trust Units .........................       23,700          44,801
      Westfield Trust New Units* ....................        1,038           1,913
    Retail
      Coles Myer Limited ............................       46,111         189,712
                                                                       -----------
                                                                         7,023,934
                                                                       -----------
  Belgium -- 2.98%
    Banks
      Generale De Banque ............................        4,583       1,641,191
      Generale De Banque NNPR Strip* ................          353             200
      Kredietbank ...................................        3,200       1,047,710
    Chemicals
      Solvay ........................................        2,075       1,268,928
    Energy & Utilities
      Electrabel ....................................       10,725       2,535,684
      Tractebel Inv Int'l Cap .......................        2,875       1,337,283
    Insurance
      Fortis Ag .....................................        8,842       1,416,858
      Fortis Ag VVPR Strip ..........................          172              87
    International Oil
      Petrofina Sa ..................................        4,480       1,424,483
    Non-Ferrous Metals
      Union Miniere* ................................        4,970         336,397
    Other Energy Sources
      Gpe Bruxelles Lam .............................        6,500         835,917
    Producer Goods
      Bekaert Sa ....................................          400         253,742
                                                                       -----------
                                                                        12,098,480
                                                                       -----------

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
  Denmark -- 2.40%
    Banks
      Den Danske Bank ...............................       14,118       1,136,829
      Unidanmark 'A' (Regd) .........................        9,735         503,343
    Business Machine
      ISS International Series 'B' ..................        5,500         144,518
      Sophus Berendsen 'B' ..........................        4,996         641,978
    Drugs & Medicine
      Novo-Nordisk AS 'B' ...........................        8,097       1,523,616
    Food & Agriculture
      Danisco .......................................       14,081         854,565
    Liquor & Tobacco
      Carlsberg 'A' .................................        7,300         492,532
      Carlsberg 'B' .................................        6,705         452,387
    Railroad & Shipping
      D/S 1912 'B' ..................................           45       1,155,723
      D/S Svendborg 'B' .............................           33       1,236,331
    Telephone
      Tele Danmark AS Series 'B' ....................       29,516       1,626,183
                                                                       -----------
                                                                         9,768,005
                                                                       -----------
  Finland -- 4.00%
    Banks
      Merita Ltd 'A' * ..............................      386,000       1,197,611
    Construction
      Metro AB 'A' ..................................        8,600         483,271
    Electronics
      Nokia (AB) Oy Series 'K' ......................       51,200       2,954,908
      Nokia (AB) Oy Series 'A' ......................       83,000       4,804,589
    Food & Agriculture
      Cultor Oy Series 2 ............................        5,800         298,242
      Cultor Oy Series 1 ............................        9,200         499,023
    Insurance
      Pohjola Series 'B' ............................       11,500         258,244
      Sampo 'A' .....................................        6,900         543,436
    Non-Ferrous Metals
      Outokumpo Oy 'A' ..............................       58,100         989,551
    Paper & Forest Products
      UPM-'Kymmene Oy * .............................      129,000       2,700,905
    Producer Goods
      Kone Corp 'B' .................................        3,800         418,832
    Retail
      Kesko .........................................       42,000         591,407
      Stockmann Oy 'A' ..............................        5,000         303,753
    Travel & Recreation
      Amer Group 'A' ................................       11,000         226,730
                                                                       -----------
                                                                        16,270,502
                                                                       -----------

                                     103

  France -- 5.30%
    Banks
      Banque National Paris .........................       10,336         399,226
      Cie De Suez ...................................        7,927         336,369
      Cie Fin Paribas 'A' ...........................        6,021         406,400
      Societe Generale ..............................        6,019         649,515
    Chemicals
      Air Liquide ('L') .............................        4,999         778,880
      Air Liquide ('L') (Regd) ......................        1,095         170,609
      Rhone Poulenc Sa 'A' ..........................       17,463         594,222
    Construction
      Cie De St Gobain ..............................        5,008         707,070
      Imetal ........................................        1,100         162,078
      Lafarge Coppee (Br) ...........................        5,119         306,525
    Consumer Durables
      BIC ...........................................        2,100         314,269
      Printemps (Av) ................................        1,250         494,832
    Drugs & Medicine
      L'Oreal .......................................        3,828       1,438,982
      Sanofi ........................................        6,945         689,325
    Electronics
      Alcatel Alsthom (CGE) .........................        8,524         683,397
      CSF (Thomson) .................................        6,965         225,480
      Legrand .......................................        1,950         331,581
      Schneider SA (X-SB) ...........................        8,816         406,822
    Energy & Utilities
      Eaux (Cie Generale) ...........................        8,469       1,047,479
      Lyonnaise Des Eaux ............................        3,306         307,088
    Food & Agriculture
      Danone (Ex Bsn) ...............................        5,713         794,520
      Eridania Beghin-SA ............................        1,611         258,752
      Saint Louis ...................................          700         173,965
    Insurance
      AXA ...........................................       10,412         660,922
      UAP(Cie UAP) ..................................       20,000         498,198
    International Oil
      ELF Aquitaine (Soc Nat) .......................       14,066       1,277,882
      Total B .......................................       12,139         985,366
    Liquor & Tobacco
      LVMH Moet-Hennessy ............................        5,050       1,407,544
      Pernod-Ricard .................................        3,864         213,315
    Media
      Canal Plus ....................................        1,550         341,679
      Havas .........................................        2,850         199,548
    Motor Vehicles
      Peugeot SA ....................................        3,843         431,703
    Miscellaneous Finance
      CIE Bancaire ..................................        1,610         190,150

                                     104

    Non-Ferrous Metals
      Usinor Sacilor ................................       15,950         231,638
    Producer Goods
      Michelin (CGDE) Class 'B' .....................        7,589         408,884
      Valeo .........................................        3,450         212,359
    Real Property
      Sefimeg (Regd) ................................        3,836         277,440
    Retail
      Carrefour .....................................        2,579       1,674,773
      Casino Guichard-Perrachon .....................        4,250         197,510
      Promodes ......................................        1,133         319,279
    Travel & Recreation
      Accor .........................................        2,351         297,112
                                                                       -----------
                                                                        21,502,688
                                                                       -----------
  Germany -- 8.08%
    Air Transport
      Lufthansa AG ..................................       28,070         378,490
    Banks
      Bayer Vereinsbk ...............................        11,340        459,160
      Deutsche Bank .................................        22,640      1,054,794
      Dresdner Bank .................................        30,190        901,130
    Bonds
      Germany (Fed Rep) 7%, 12/22/97 ................    20,000,000     13,442,268
    Chemicals
      BASF (Var) ....................................        21,260        813,920
      Bayer (Var) ...................................        40,250      1,631,041
      Schering AG ...................................         3,300        278,157
    Construction
      Hochtief AG ...................................         7,570        297,179
    Drugs and Medicine
      Beiersdorf AG Ser 'A B C' .....................         6,200        306,961
    Electronics
      Siemens AG ....................................        25,940      1,202,144
      SAP AG ........................................         1,900        259,521
      SAP AG N/V Pref ...............................         2,200        302,354
    Energy & Utilities
      Deutsche Telekom* .............................        83,000      1,728,820
      RWE AG ........................................        16,160        675,296
      RWE AG N/V Pref ...............................         6,200        207,188
      Veba AG .......................................        21,250      1,220,306
    Insurance
      Allianz (Regd) ................................         1,000      1,797,407
      Munchener Ruckvers Reg Vink ...................           395        957,314
    Miscellaneous
      Metro AG* .....................................         6,358        497,135
    Motor Vehicles
      Daimler-Benz AG* ..............................        21,240      1,454,031
      Volkswagen AG (Var) ...........................           906        374,779

                                     105

    Producer Goods
      Linde .........................................           556        337,329
      Mannesmann (Var) ..............................         1,896        814,693
      Man AG Non Vtg Pref(Var) ......................           950        190,973
    Steel
      Preussag Br (Var) .............................         2,174        490,914
      Thyssen .......................................         1,416        250,746
      Viag (Var) ....................................         1,019        398,380
      Viag (RFD 1/1/96)* ............................           204         77,835
                                                                       -----------
                                                                        32,800,265
                                                                       -----------
  Hong Kong -- 2.33%
    Air Transport
      Cathay Pacific Airways ........................       127,000        200,310
    Banks
      Bk of East Asia ...............................         7,264         32,305
      Hang Seng Bank ................................        97,000      1,178,798
    Energy & Utilities
      China Light & Power ...........................        88,700        394,477
      Hong Kong Electric ............................        20,000         66,451
      Hong Kong & China Gas .........................       205,760        397,688
      Hong Kong & China Gas Wts, 9/30/97* ...........         8,480          4,714
    Multi-Industry & Conglomerates
      Hutchinson Whampoa ............................       180,000      1,413,705
    Miscellaneous Finance
      Swire Pacific 'A' .............................        85,000        810,440
      Wharf (Holdings) ..............................        92,000        459,108
      Wing Lung Bank ................................        44,617        302,830
    Real Property
      Cheung Kong (Holdings) ........................       123,000      1,093,246
      Hopewell Holdings .............................       217,000        140,272
      Hysan Development .............................        60,000        238,914
      New World Development Co. .....................        75,089        507,227
      Sun Hung Kai Prop. . ..........................       107,700      1,319,273
    Telephone
      Hong Kong Telecomm ............................       569,896        917,286
                                                                       -----------
                                                                         9,477,044
                                                                       -----------
  Ireland -- 3.36%
    Banks
      Allied Irish Banks ............................       327,441      2,172,458
      Bank of Ireland (Dublin Listing) ..............       126,904      1,149,109
    Construction
      CRH ...........................................       303,219      3,130,535
    Food & Agriculture
      Greencore Group ...............................       192,403      1,221,168
      Kerry Group 'A' ...............................       136,647      1,387,662
    Insurance
      Irish Life ....................................       237,969      1,103,579

                                     106

    Media
      Independent News (Dublin Listing) .............      204,200       1,019,557
    Paper & Forest Products
      Smurfit(Jefferson) (Dublin Listing) ...........      832,587       2,451,948
                                                                       -----------
                                                                        13,636,016
                                                                       -----------
  Japan -- 20.18%
    Air Transport
      Japan Airlines Co* ............................      110,000         582,838
    Bank
      Asahi Bank ....................................      114,000       1,011,631
      Bank of Tokyo MITS ............................      142,000       2,630,309
      Dai-Ichi Kangyo Bank ..........................      155,000       2,230,120
      Fuji Bank .....................................      144,000       2,096,666
      Industrial Bank of Japan ......................      106,160       1,838,387
      Joyo Bank .....................................       57,000         342,776
      Joyo Bank New (RFD 10/12/96)* .................        5,700          33,688
      Sakura Bank ...................................      127,000         905,971
      Sumitomo Bank .................................      150,000       2,158,180
      Tokai Bank ....................................       97,000       1,011,200
    Business Machine
      Canon Inc .....................................       45,000         992,504
      Fujitsu .......................................      118,000       1,097,958
      Ricoh .........................................       75,000         859,395
    Chemicals
      Asahi Chemical Ind. . .........................      140,000         791,247
      Dainippon Ink & Chem. .........................       82,000         303,076
      Mitsubishi Gas Chem. ..........................       34,000         122,150
      Sekisui Chemical ..............................       40,000         403,205
      Shin-Etsu Chemical ............................       32,000         581,718
      Showa Denko Kk* ...............................      131,000         300,215
      Sumitomo Chemical .............................      135,000         533,859
      Toray Industries Inc ..........................      147,000         905,531
    Construction
      Chichibu Onoda Cem. . .........................       67,000         284,578
      Daiwa House Industry* .........................       60,000         770,225
      Fujita Corp ...................................       35,000         100,414
      Haseko Corp* ..................................      136,000         363,229
      Kajima Corp ...................................       36,000         256,811
      Nihon Cement Co ...............................       34,000         173,120
      Obayashi Corp .................................       35,000         235,806
      Sato Kogyo Co .................................       65,000         226,243
      Sekisui House .................................      106,000       1,077,626
      Shimizu Corp ..................................       56,000         417,334
      Taisei Corp ...................................       73,000         377,358
      Toto ..........................................       37,000         420,781
    Consumer Durables
      Matsushita Electric Ind. ......................      146,000       2,377,358
      Sanyo Electric Co .............................      154,000         636,857
      Sharp Corp ....................................       63,000         895,580

                                     107

    Drugs & Medicine
      Daiichi Pharm Co ..............................       45,000         721,117
      Sankyo Co .....................................       46,000       1,299,905
      Takeda Chemical Inds. .........................       78,000       1,632,980
    Electronics
      Hitachi .......................................      201,000       1,870,251
      Kyocera .......................................       17,000       1,057,465
      Mitsubishi Electric Corp. .....................      125,000         743,086
      Omron Corp. ...................................       36,000         676,144
      Sony ..........................................       35,200       2,301,783
    Energy & Utilities
      Kansai Electric Power .........................       59,100       1,222,021
      Osaka Gas Co ..................................      241,000         658,198
      Tokyo Electric Power ..........................       95,500       2,089,859
      Tokyo Gas Co ..................................      137,000         370,621
    Food & Agriculture
      Ajinomoto Co., Inc. ...........................       74,000         752,305
      Yamazaki Baking Co ............................       20,000         318,773
    International Oil
      Japan Energy Corp. ............................      138,000         374,515
      Nippon Oil Co .................................      120,000         615,146
    Media
      Dai Nippon Printing ...........................       59,000       1,031,877
    Multi-Industry
      Itochu Corp ...................................      167,000         894,925
      Marubeni Corp .................................      208,000         892,427
      Mitsubishi ....................................       78,000         806,410
      Sumitomo Corp .................................       74,000         582,080
    Miscellaneous Finance
      Daiwa Securities ..............................      149,000       1,322,219
      Mitsubishi Trust & Banking ....................       50,000         667,701
      Nomura Securities .............................      127,000       1,903,851
      Yamaichi Securities ...........................      141,000         625,614
    Motor Vehicles
      Honda Motor Co ................................       60,000       1,711,036
      Nissan Motor Co ...............................      131,000         758,439
      Toyota Motor Corp .............................      182,000       5,221,504
    Non-Ferrous Metals
      Mitsubishi Steel* .............................       17,000          73,378
      Tostem Corp ...................................       19,000         523,822
    Paper & Forest Products
      Daishowa Paper Mfg. ...........................       13,000          56,337
      Oji Paper Co ..................................       48,333         305,230
    Producer Goods
      Bridgestone Corp ..............................       53,000       1,004,566
      Komatsu .......................................       70,000         572,930
      Kubota Corp ...................................      136,000         654,984
      Mitsubishi Heavy Ind. .........................      247,000       1,957,784
      Denso Corp ....................................       52,000       1,249,935

                                     108

      Sumitomo Heavy Ind. ...........................       83,000         251,710
      Toyo Seikan Kaisha ............................       14,000         336,521
      Toyoda Auto Loom ..............................       20,000         373,912
    Railroad & Shipping
      East Japan Railway ............................           38         170,569
      Hankyu Corp ...................................       89,000         440,898
      Hitachi Zosen Corp ............................       12,000          46,524
      Mitsui Osk Lines* .............................       94,000         224,330
      Nagoya Railroad Co ............................       98,000         375,722
      Tokyu Corp ....................................      148,000         839,011
    Real Property
      Mitsubishi Estate .............................      153,000       1,568,622
    Retail
      Ito-Yokado Co .................................       32,000       1,389,506
      Mycal Corp ....................................       78,000       1,128,974
      Seven-Eleven Japan Npv ........................       28,000       1,635,565
    Steel
      Kawasaki Steel Corp ...........................      131,000         375,834
      Kobe Steel* ...................................      142,000         298,510
      Nippon Steel Corp .............................      341,000       1,004,756
      NKK Corp* .....................................      139,000         312,561
      Sumitomo Metal Ind. ...........................      262,000         643,319
    Travel & Recreation
      Fuji Photo Film ...............................       14,000         460,756
      Nikon .........................................       13,000         161,282
                                                                       -----------
                                                                        81,906,044
                                                                       -----------
  Malaysia -- 1.95%
    Air Transport
      Malaysian Airline Sys. ........................       42,000         108,929
    Banks
      Ammb Holdings Bhd. ............................       66,000         554,028
      Commerce Asset Holding ........................        9,000          67,709
      Dcb Holdings Berhad ...........................       84,000         287,705
      Malayan Bkg Berhad ............................       55,000         609,779
      Public Bank Berhad ............................       14,000          19,402
      Public Bank Berhad (Alien Market) .............      206,000         436,388
    Construction
      Hume Inds (M) Bhd. ............................       39,000         245,535
      United Engineers Bhd. .........................       54,000         487,506
    Consumer Durables
      Tech Res Inds Bhd. ............................      115,000         226,766
    Energy & Utilities
      Tenaga Nasional ...............................      141,000         675,548
    Food & Agriculture
      Golden Hope Plants ............................      159,000         270,718
      Nestle Malay Bhd ..............................       19,000         152,722
    Liquor & Tobacco
      Rothmans Pall Mall ............................       17,000         178,380

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
    Miscellaneous
      Malayan Utd Inds ..............................      394,000         293,296
    Motor Vehicles
      Edaran Otomobil ...............................       39,000         389,922
    Multi-Industry & Comglomerates
      Sime Darby Bhd ................................      138,200         544,481
    Producer Goods
      Leader Univ Holdings ..........................       71,333         149,699
    Railroad & Shipping
      Malaysia Int Ship (Alien Market) ..............       22,000          65,333
    Real Property
      Hong Leong Properties .........................      212,000         280,372
    Telephone
      Telekom Malaysia ..............................      106,000         944,365
    Travel & Recreation
      Landmarks Berhad ..............................       108,000        143,686
      Magnum Corp Berhad ............................       234,250        454,493
      Resorts World Berhad ..........................        69,000        314,193
                                                                       -----------
                                                                         7,900,955
                                                                       -----------
  Mexico -- 3.45%
    Banks
      Gpo Financiero Banamex-Ac Series 'B' ..........       184,000        384,734
      Gpo Financiero Banamex-Ac Series 'L' ..........       109,017        207,176
      Gpo Financiero Inbursa Ser 'B' ................           558          1,907
    Construction
      Cemex Sa Ser 'A' ..............................       264,137        947,897
    Food & Agriculture
      Grupo Ind Bimbo Series 'A' ....................       114,800        656,248
      Gpo Nideki Sa de C Ser 'C' (Mexican)* .........       178,300      1,026,037
    Liquor & Tobacco
      Empresas La Modern 'A' ........................       109,600        533,936
    Media
      Fomento Economico Mexico Series 'B' ...........       111,200        378,576
      Grupo Televisa Ptg Certs Repr 1 A,L,D Shs* ....        49,100        630,589
    Miscellaneous
      Carso Global Telec Ser 'A1'* ..................        16,000         36,585
    Miscellaneous Finance
      Gpo Financiero Bancomer Series 'B'* ...........     1,056,800        422,880
      Gpo Financiero Bancomer Series 'L'* ...........         2,037            665
      Grupo Carso Series 'A1' .......................       172,400        897,914
    Multi-Industry
      Apasco Sa (Mexican) ...........................        59,400        407,468
      Desc Sa De Cv Ser 'B'* ........................       109,100        595,946
      Gpo Mexico Ser 'B' (Mexican)* .................       174,900        559,891
    Multi-Industry & Comglomerates
      Alfa Sa Series 'A' (Cpo) ......................       194,401        893,965
    Non-Ferrous Metals
      Industrias Penoles ............................       164,000        581,248

                                     110

    Paper & Forest Products
      Kimberly Clark Mexico 'A' .....................        71,500      1,387,851
    Retail
      Cifra Sa De Cv 'B'* ...........................       626,800        765,980
    Telephone
      Telefonos De Mexico Series 'L' (Ltd Vtg) ......     1,636,300      2,693,899
                                                                       -----------
                                                                        14,011,392
                                                                       -----------
  Netherlands -- 4.44%
    Air Transport
      KLM ...........................................         6,716        188,698
    Bank
      ABN Amro Holding Nv ...........................        23,964      1,557,204
    Chemicals
      Akzo Nobel Nv .................................         7,042        960,789
    Electronics
      Philips Electronic ............................        23,823        964,083
    Food & Agriculture
      Ahold (kon) Nv ................................        10,938        682,939
      Unilever Nv Cva ...............................        10,808      1,909,495
    Insurance
      ING Groep Nv Cva ..............................        53,329      1,917,669
    International OIL
      Royal Dutch Petroleum (Br) ....................        35,841      6,276,237
    Liquor & Tobacco
      Heineken Nv ...................................         3,181        562,369
    Media
      Elsevier Nv ...................................        52,791        891,174
      Wolters Kluwer Cva ............................         4,473        593,474
    Paper & Forest Products
      KNP BT (Kon) Nv ...............................         7,455        162,483
    Steel
      Kon Hoogovens Nv Cva ..........................         2,415        100,524
    Telephone
      Kon Ptt Nederland .............................        32,498      1,238,118
                                                                       -----------
                                                                        18,005,256
                                                                       -----------
  Norway -- 3.95%
    Air Transport
      Helicopter Service* ...........................         6,000         77,991
    Banks
      Den Norske Bank ...............................        25,000         95,531
    Chemicals
      Dyno Industrier ...............................        18,150        460,474
    Drugs & Medicine
      Nycomed Series 'A' * ..........................        33,610        513,200
      Nycomed Series 'B' * ..........................        24,068        369,385
    Energy & Utilities
      Hafslund Ser 'A' ..............................        43,007        316,556
      Hafslund Ser 'B' ..............................        30,219        206,812

                                     111

    Food & Agriculture
      Orkla AS 'A' ..................................        21,657      1,509,286
      Orkla AS 'B' ..................................         6,050        383,728
    Insurance
      Storebrand Asa 'A' * ..........................       155,146        898,992
    International Oil
      Norsk Hydro AS ................................       117,470      6,346,867
    Motor Vehicles
      Petroleum Geo Svs .............................        13,682        533,534
    Non-Ferrous Metals
      Elkem Asa .....................................        26,148        432,020
    Paper & Forest Products
      Norske Skogsindust 'A' ........................        14,400        480,347
    Producer Goods
      Aker ASA Ser 'A' ..............................        21,200        471,452
      Kvaerner AS Series 'A' ........................        17,850        867,987
      Kvaerner AS Series 'B' ........................         7,900        342,705
    Railroad & Shipping
      Bergesen Dy AS 'A' ............................        33,400        815,989
      Bergesen Dy AS 'B' Non-Voting .................        15,150        360,636
      Leif Hoegh & Co ...............................        18,447        390,007
      Unitor AS .....................................        11,600        148,965
                                                                       -----------
                                                                        16,022,464
                                                                       -----------
  Singapore -- 3.71%
    Air Transport
      Singapore Airlines (Alien Market) .............       212,000      1,924,767
    Bank
      Dev Bank Singapore (Alien Market) .............       110,250      1,489,632
      Overseas Chinese Bank (Alien Market) ..........       166,416      2,070,059
      United Overseas Bank (Alien Market) ...........       148,404      1,655,041
    Consumer Durables
      Amcol Hldgs ...................................        29,000         54,317
    Energy & Utilities
      Singapore Telecom .............................     1,034,000      2,439,343
    Liquor & Tobacco
      Fraser & Neave ................................        67,400        693,842
      Straits Trading Co ............................        87,000        211,464
    Media
      Singapore Press Hd (Alien Market) .............        51,800      1,022,062
    Motor Vehicles
      Cycle & Carriage ..............................        52,000        635,679
    Miscellaneous
      Singapore Tech Ind ............................       100,000        250,211
    Multi-Industry & Comglomerates
      Straits Steamship .............................        84,000        269,027
    Producer Goods
      Jurong Shipyard (Nl) ..........................        24,000        120,959
      Keppel Corp ...................................       134,000      1,044,167

                                     112

    Real Property
      City Developments .............................       131,600      1,185,400
      Hong Kong Land Hldgs (Sing Quote) .............           410          1,140
                                                                       -----------
                                                                        15,067,110
                                                                       -----------
  Spain -- 4.56%
    Banks
      Argentaria Corp Bc ............................        20,033        894,805
      Bco Bilbao Vizcaya (Regd) .....................        35,071      1,890,045
      Bco Central Hispan (Regd) .....................        26,486        679,076
      Bco Santander (Regd) ..........................        24,291      1,551,860
    Construction
      Fomento Const Y Contra ........................         3,214        298,977
    Energy & Utilities
      Empresa Nac Electricid ........................        38,767      2,753,850
      Gas Natural Sdg Sa ............................         5,482      1,272,776
      Iberdrola Sa ..................................       116,836      1,652,725
      Union Elec Fenosa .............................        57,573        617,446
    Insurance
      Corporation Mapfre ............................         6,452        392,353
    International Oil
      Repsol Sa .....................................        45,961      1,759,644
    Liquor & Tobacco
      Tabacalera Sa Series 'A' (Regd) ...............         5,381        231,250
    Non-Ferrous Metals
      Acerinox Sa (Regd) ............................         2,227        321,188
    Producer Goods
      Zardoya-Otis ..................................         2,987        346,751
    Railroad & Shipping
      Autopistas Cesa ...............................        35,635        490,384
    Real Property
      Vallehermoso Sa ...............................        6,954         150,494
    Telephone
      Telefonica De Espana ..........................      138,332       3,206,388
                                                                       -----------
                                                                        18,510,012
                                                                       -----------
  Switzerland -- 3.49%
    Banks
      Credit Suisse Group (Regd) ....................        9,034         925,118
      Schweiz Bangesellsch (Br) .....................        1,026         896,313
      Schweiz Bangesellsch (Regd) ...................        1,052         184,510
      Schweiz Bankverein (Regd) .....................        4,100         777,116
    Construction
      Holderbank Fn Glarus (Br) .....................          558         397,289
    Consumer Durables
      Smh Ag Neuenburg (Regd) .......................          725         103,130
      Smh Ag Neuenburg (Br) .........................          165         101,380
    Drugs & Medicine
      Roche Holdings Genusscheine Npv ...............          329       2,551,934
      Roche Holdings (Br) ...........................           80         899,666

                                     113

      Novartis Ag (Regd) ............................        2,010       2,295,218
      Novartis Ag (Br) ..............................          971       1,107,498
    Electronics
      Abb (Br) ......................................          410         508,408
      Adeccp Sa (Br) ................................          135          33,782
      Sgs Holding (Br) ..............................           79         193,570
    Food & Agriculture
      Nestle Sa (Regd) ..............................        1,764       1,887,859
      Valora Holding Ag .............................           80          15,253
    Insurance
      Zurich Versicherun (Regd) .....................        3,950       1,094,345
    Non-Ferrous Metals
      Alusuisse-Lonza Holdings (Regd) ...............          218         173,235
    Producer Goods
      Sulzer Ag Ptg .................................           13           6,932
                                                                       -----------
                                                                        14,152,556
                                                                       -----------
  Thailand -- 1.53%
    Banks
      Bk of Ayudhya (Alien Mkt) .....................       89,000         210,004
      Bangkok Bank (Fr) .............................      113,100       1,093,945
      Ind Fin Corp Thail ............................       55,100         147,205
      Ind Fin Corp Thail (Alien Mkt) ................      104,000         281,903
      Siam Commercial Bank (Fr) .....................       67,500         489,664
      Thai Farmers Bank (Alien Mkt) .................      121,400         757,565
    Construction
      Land & House (Alien Mkt) ......................       26,300         191,813
      Siam Cement (Fr) ..............................       23,600         740,030
      Tipco Asphalt .................................       26,500         161,232
      TPI Polene ....................................       40,600          75,214
    Energy Raw Materials
      PTT Explortn & Prd (Alien Mkt) ................       44,200         637,831
    International Oil
      Banpu Co ......................................       13,000         244,383
    Media
      Shinawatra C & Comms ..........................       21,900         264,781
    Miscellaneous Finance
      Dhana Siam Fin & Sec (Alien Mkt) ..............       14,000          33,307
      Finance One (Alien Mkt) .......................       79,800         161,841
      Phatra Thanakit Co (Alien Mkt) ................      127,400         362,722
    Telephone
      Thai Tel & Telecom* ...........................       60,000          49,727
      Utd Commns Indust .............................       42,900         291,131
                                                                       -----------
                                                                         6,194,298
                                                                       -----------
  United Kingdom -- 14.57%
    Air Transport
      British Airways ...............................       71,777         743,748
    Aerospace
      British Aerospace .............................       12,474         273,239

                                     114

    Banks
      Abbey National ................................       71,613         937,518
      Barclays ......................................      114,464       1,959,802
      HSBC Holdings (UK Regd) .......................       55,060       1,198,532
      HSBC Holdings (UK Regd) .......................      119,165       2,663,288
      LLoyds TSB Group ..............................      326,179       2,403,009
    Chemicals
      BOC Group .....................................       39,831         595,402
      Imperial Chemical Industries ..................       77,314       1,016,783
    Construction
      English China Clay ............................       41,909         138,059
      RMC Group .....................................       26,670         455,263
      Redland .......................................      110,297         691,773
      Taylor Woodrow ................................      107,986         284,587
    Drugs & Medicine
      Glaxo Holdings ................................       188,875      3,064,143
      Smithkline Beecham ............................       160,959      2,229,761
      Zeneca Group ..................................        52,438      1,478,420
    Electronics
      General Electric Co ...........................       163,908      1,071,494
    Energy & Utilities
      British Gas ...................................       254,516        977,817
      National Power ................................        78,850        659,837
      Scottish Power ................................         2,356         14,192
      Thames Water ..................................        49,544        519,306
    Food & Agriculture
      Associated British Foods ......................        66,299        549,702
      Cadbury Schweppes .............................        54,993        463,489
      Kingfisher ....................................        48,396        523,009
      Sainsbury (J) .................................       101,209        672,012
      Tesco .........................................       135,902        824,458
      Unilever ......................................        42,626      1,033,278
    Insurance
      Prudential Corp ...............................       139,603      1,174,207
      Royal & Sun Alliance ..........................       106,535        810,383
    International Oil
      British Petroleum .............................       356,481      4,273,372
    Liquor & Tobacco
      BAT Industries ................................       181,710      1,506,603
      Bass ..........................................        69,324        973,987
      Grand Metropolitan ............................       136,899      1,075,324
      Guinness ......................................       171,719      1,344,422
      Imperial Tobacco* .............................        31,370        202,387
      Safeway .......................................       122,458        846,632
    Media
      British Sky Broadcasting ......................        94,124        840,808
      Carlton Communications ........................        36,450        320,929
      Reed International ............................        20,000        376,999
      Reuters Holdings ..............................       103,339      1,328,983

                                     115

    Multi-Industry
      Inchcape ......................................        14,451         67,389
    Multi-Industry & Comglomerates
      Hanson ........................................       313,700        437,520
    Producer Goods
      BTR ...........................................       246,938      1,200,142
      Rolls Royce ...................................       122,412        539,420
      RTZ Corp. (Regd) ..............................        82,149      1,316,547
      Smiths Industries .............................        42,710        585,448
    Real Property
      MEPC ..........................................        76,343        565,696
    Retail
      Argos .........................................        30,245        397,762
      Boots Co ......................................        62,274        642,081
      Great Univ Stores .............................        55,187        577,982
      Marks & Spencer ...............................       185,891      1,561,946
      Sears .........................................       175,691        285,627
    Steel
      British Steel .................................       232,983        639,920
    Telephone
      British Telecom ...............................       367,698      2,482,359
      Cable & Wireless ..............................       146,170      1,214,433
      Vodafone Group ................................       260,601      1,099,308
    Travel & Recreation
      EMI Group .....................................        28,368        669,930
      Granada Gp ....................................        79,494      1,171,968
      Ladbroke Group ................................       196,242        775,765
      Rank Group ....................................        37,924        282,637
      Thorn* ........................................        28,368        122,093
                                                                      ------------
                                                                        59,152,930
                                                                      ------------
TOTAL COMMON STOCKS .................................                  381,112,577
                                                                      ------------
  (Cost $351,224,326)

BONDS -- 1.26%
  U.S. Treasury Bill, 1/9/97 ........................     2,000,000      1,997,971
  U.S. Treasury Bill, 3/6/97 ........................     1,130,000      1,119,627
  U.S. Treasury Note 6.125%, 5/31/97 ................     2,000,000      2,003,752
                                                                      ------------
TOTAL BONDS .........................................                    5,121,350
                                                                      ------------
  (Cost $5,118,828)
TOTAL INVESTMENTS ...................................                 $405,954,299
                                                                      ============
  (Cost $376,063,526)

* Non Income producing security

                      See Notes to Financial Statements.

Pegasus International Equity Fund

PORTFOLIO OF INVESTMENTS  (Continued)
December 31, 1996

                       Notes to Portfolio of Investments

(a) Forward Foreign Currency Contracts
      As of December 31, 1996, the International Equity Fund had entered into six forward foreign currency exchange contracts that obligate the Fund to deliver currencies at specified future dates.

      Outstanding contracts as of December 31, 1996 are as follows:

                                                                                              Unrealized
                                         U.S. Dollar                         U.S. Dollar     Appreciation
                          Currency To    Value As Of       Currency To       Value As Of    (Depreciation)
    Settlement Date      Be Delivered   Dec. 31, 1996      Be Received      Dec. 31, 1996     at 12/31/96
    ---------------      ------------   -------------      -----------      -------------   --------------
Jan. 2, 1997 .........      982,806       $  982,806        2,482,862         $  983,115        $   309
                         U.S. Dollars                   Malaysian Ringgit
Jan. 2, 1997 .........     1,001,404       1,001,404        1,556,682          1,010,105          8,701
                         U.S. Dollars                     Deutsche Mark
Jan. 6, 1997 .........     2,757,222       2,757,222        1,628,601          2,787,025         29,803
                         U.S. Dollars                     Pound Sterling
Jan. 8, 1997 .........     1,023,886       1,023,886        32,682,435         1,028,898          5,012
                         U.S. Dollars                     Belgian Franc
Jan. 8, 1997 .........     1,278,835       1,278,835         755,822           1,279,239            404
                         U.S. Dollars                       Irish Punt
Jan. 16, 1997 ........      155,961          155,961         393,864             155,954             (7)
                         U.S. Dollars     ----------    Malaysian Ringgit     ----------        -------
                                          $7,200,114                          $7,244,336        $44,222
                                          ==========                          ==========        =======

(b) Financial Futures Contracts
      Outstanding contracts as of December 31, 1996 as follows:

                                                                                         Market Value    Unrealized
                                                           Number                         Covered by    Depreciation
                         Type                           of Contracts   Expiration Date     Contracts     at 12/31/96
                         ----                           ------------   ---------------     ---------     -----------
Financial Futures purchased long:
  Japanese Yen -- TOPIX (1) .........................        131         March 13, 1997   $16,613,422     $(712,156)
                                                                                          ===========     =========

(1) Exchange traded local currency denominated futures contracts.
    Intermediate Bond Fund

See Notes to Financial Statements.

Pegasus Intermediate Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996


                              Description                                 Face Amount   Market Value
                              -----------                                 -----------   ------------
TEMPORARY CASH INVESTMENTS -- 3.21%
  Salomon Brothers, Revolving Repurchase Agreement, 6.90%, 1/2/97,
    (secured by various U.S. Treasury Strips with maturities ranging
    from 11/15/04 through 5/15/06, all held at Chase Bank) ............   $13,123,659    $13,123,659
                                                                                         -----------
  (Cost $13,123,659)

U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 81.52%
  U.S. Treasury Securities -- 47.62%
    Strips from U.S. Treasury Securities due:
        5/15/98 .......................................................     6,600,000      6,108,498
        11/15/98 ......................................................     7,600,000      6,825,408
        2/15/99 .......................................................     9,660,000      8,539,054
        2/15/01 .......................................................     3,300,000      2,567,136
        5/15/05 .......................................................     5,660,000      3,311,440
        8/15/08 .......................................................     5,350,000      2,501,660
        11/15/10 ......................................................     5,000,000      1,991,400
    U.S. Treasury Bonds:
        12.750%, 11/15/10 .............................................     7,081,000     10,022,943
        10.375%, 11/15/12 .............................................     7,765,000      9,999,845
        12.500%, 8/15/14 ..............................................     1,000,000      1,494,530
    U.S. Treasury Notes:
        8.500%, 4/15/97 ...............................................     3,640,000      3,671,850
        6.875%, 4/30/97 ...............................................     5,000,000      5,025,000
        8.500%, 5/15/97 ...............................................     5,000,000      5,056,250
        6.750%, 5/31/97 ...............................................     2,000,000      2,010,320
        5.875%, 7/31/97 ...............................................     5,000,000      5,012,500
        8.625%, 8/15/97 ...............................................     3,000,000      3,056,730
        8.750%, 10/15/97 ..............................................     9,950,000     10,187,905
        5.250%, 12/31/97 ..............................................    19,140,000     19,074,158
        7.875%, 1/15/98 ...............................................    13,710,000     14,014,224
        8.125%, 2/15/98 ...............................................     8,300,000      8,515,302
        7.875%, 4/15/98 ...............................................    10,425,000     10,696,988
        5.125%, 4/30/98 ...............................................     3,320,000      3,294,569
        7.000%, 4/15/99 ...............................................     1,000,000      1,022,340
        9.125%, 5/15/99 ...............................................     8,700,000      9,296,733
        6.875%, 7/31/99 ...............................................     8,000,000      8,162,480
        7.750%, 11/30/99 ..............................................    17,080,000     17,845,867
        7.125%, 2/29/00 ...............................................    13,700,000     14,104,561
        7.250%, 5/15/04 ...............................................     1,000,000      1,052,190
                                                                                        ------------
  (Cost $194,414,539)                                                                    194,461,881
                                                                                        ------------
  Agency Obligations -- 33.90%
    Federal Home Loan Mortgage Corp. Participation Ctf.:
        #170269, 12.000%, 8/1/15 ......................................     1,185,747      1,332,881
        #252600, 7.500%, 9/1/08 .......................................       226,992        230,107
        #252601, 8.000%, 6/1/01 .......................................       304,340        310,759
        #555238, 12.000%, 7/1/19 ......................................       528,347        594,210
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class
      Mortgage Participation Ctfs.:
        Series 10 Class D, 10.000%, 7/15/18 ...........................     1,018,283      1,036,207
        Series 11 Class D, 9.500%, 7/15/19 ............................     1,300,000      1,418,828




                                      118


        Series 18 Class A, 9.000%, 11/15/19 ...........................        50,661         50,930
        Series G-21 Class SD, IF, 8/25/22 .............................     2,100,000      1,876,873
        Series 23 Class E, 9.400%, 8/15/19 ............................       351,316        359,153
        Series G-29 Class SD, IF, 4/25/24 .............................    11,413,570        419,939
        Series 30 Class C, 9.500%, 5/15/18 ............................       306,474        309,715
        Series 32 Class B, 9.500%, 8/15/19 ............................     1,124,568      1,134,761
        Series 38 Class C, 9.500%, 1/15/19 ............................       184,308        186,653
        Series 39 Class E, 10.000%, 10/15/19 ..........................       393,304        399,230
        Series 41 Class I, HB, 84.000%, 5/15/20 .......................        81,799        272,712
        Series 47 Class F, 10.000%, 6/15/20 ...........................       500,000        550,523
        Series 63 Class F, 9.350%, 10/15/19 ...........................        24,171         24,123
        Series 99 Class Z, 9.500%, 1/15/21 ............................     1,716,608      1,825,139
        Series 129 Class E, 8.850%, 6/15/09 ...........................     1,016,643      1,016,459
        Series 204 Class E, HB, IF, 5/15/23 ...........................         7,008        167,159
        Series 1072 Class A, HB, 1008.500%, 5/15/06 ...................        17,975        418,376
        Series 1079 Class S, IF, 5/15/21 ..............................       806,605        881,223
        Series 1084 Class F, AR, 5/15/21 ..............................       500,000        510,940
        Series 1084 Class S, IF, 5/15/21 ..............................       350,000        437,306
        Series 1098 Class M, HB, 1008.000%, 6/15/06 ...................         2,697         59,125
        Series 1144 Class KB, 8.500%, 9/15/21 .........................     2,000,000      2,078,738
        Series 1172 Class L, HB, 1167.776%, 11/15/21 ..................        16,199        500,970
        Series 1196 Class B, HB, IF, 1/15/22 ..........................        47,679        584,690
        Series 1295 Class JB, 4.500%, 3/15/07 .........................     1,500,000      1,332,705
        Series 1298 Class L, HB, 981.86%, 6/15/07 .....................         6,000        228,194
        Series 1329 Class S, IO, IF, 8/15/99 ..........................     3,434,879        173,698
        Series 1378 Class H, 10.000%, 1/15/21 .........................     1,500,000      1,689,552
        Series 1389 Class SA, IF, 10/15/07 ............................       403,027        305,704
        Series 1418 Class B, 6.500%, 11/15/19 .........................     1,250,000      1,221,109
        Series 1465 Class SA, IO, IF, 2/15/08 .........................    19,520,460        963,042
        Series 1470 Class F, AR, 2/15/23 ..............................     1,054,922      1,038,585
        Series 1489 Class L, 5.500%, 4/15/08 ..........................     1,266,039      1,235,198
        Series 1506 Class F, AR, 5/15/08 ..............................     1,974,461      1,958,042
        Series 1506 Class SD, IO, IF, 5/15/08 .........................    11,284,449        588,676
        Series 1506 Class S, IF, 5/15/08 ..............................       337,261        301,653
        Series 1531 Class K, 6.000%, 4/15/08 ..........................     1,040,448        993,700
        Series 1583 Class NS, IF, 9/15/23 .............................       982,727        641,204
        Series 1585 Class NB, IF, 9/15/23 .............................     2,513,255      2,086,002
        Series 1586 Class A, 6.000%, 9/15/08 ..........................     1,308,400      1,234,031
        Series 1595 Class S, IO, IF, 10/15/13 .........................    17,668,305        827,937
        Series 1628 Class S, IF, 12/15/23 .............................     2,500,000      1,521,875
        Series 1640 Class A, 5.500%, 10/15/07 .........................     1,692,098      1,636,865
        Series 1647 Class FB, AR, 12/15/08 ............................       666,396        651,085
        Series 1647 Class SB, IF, 12/15/08 ............................     1,243,939      1,117,990
        Series 1655 Class F, AR, 12/15/08 .............................       970,128        962,843
        Series 1655 Class SA, IF, 12/15/08 ............................       223,945        170,190
        Series 1689 Class SD, IF, 10/15/23 ............................     1,500,000      1,293,750
        Series 1694 Class SE, IF, 5/15/23 .............................     1,038,856        859,396
        Series 1706 Class LA, 7.000%, 3/15/24 .........................     2,863,832      2,801,029
        Series 1796-A, Class S, IF, 2/15/09 ...........................     1,391,843      1,107,378

                                      119


        Series 1807, Class G, 9.000%, 1/1/06 ..........................     1,179,437      1,247,230
        Series 1854, Class SE, IO, IF, 12/15/23 .......................     2,500,000        765,625
    Federal Housing Administration Project #07335307,
        7.430%, 1/1/22 ................................................       990,343      1,019,558
    Federal Housing Administration Greystone 1996-2,
        7.430 %, 11/1/22 ..............................................     1,974,552      2,029,839
    Federal National Mortgage Assn. Mortgage Backed Securities
      Stripped Trust 50, Class 2, IO, 10.500%, 3/25/19 ................       230,253         71,013
    Federal National Mortgage Assn. Pass Thru Securities:
      Guaranteed Remic Trust:
        1988 Class 7-Z, 9.250%, 4/25/18 ...............................       643,880        679,351
        1988 Class 17-B, 9.400%, 10/25/17 .............................        76,552         78,169
        1989 Class 26-D, 10.000%, 5/25/04 .............................       760,139        795,030
        1989 Class 27-D, 10.000%, 1/25/16 .............................       772,627        787,990
        1989 Class 34-D, 9.850%, 7/25/13 ..............................        26,426         26,326
        1989 Class 70-G, 8.000%, 10/25/19 .............................     2,000,000      2,050,256
        1989 Class 73-C, PO, 10/25/19 .................................       275,805        218,230
        1989 Class 78-H, 9.400%, 11/25/19 .............................     1,750,000      1,910,118
        1990 Class 1-D, 8.800%, 1/25/20 ...............................       910,736        952,943
        1990 Class 60-K, 5.500%, 6/25/20 ..............................     1,250,000      1,175,413
        1990 Class 63-H, 9.500%, 6/25/20 ..............................       755,000        823,864
        1990 Class 93-G, 5.500%, 8/25/20 ..............................     1,250,000      1,173,375
        1990 Class 94-H, HB, 505.000%, 8/25/20 ........................        18,835        286,844
        1990 Class 95-J, HB, 1118.040%, 8/25/20 .......................         8,450        346,130
        1990 Class 102-J, 6.500%, 8/25/20 .............................     4,539,514      4,424,265
        1990 Class 120-H, 9.000%, 10/25/20 ............................       900,000        973,704
        1990 Class 134-SC, IF, 11/25/20 ...............................       565,444        628,342
        1990 Class 140-K, HB, 652.145%, 12/25/20 ......................        15,940        462,174
        1991 Class 4-N, HB, 758.750%, 1/25/06 .........................         2,942         50,739
        1991 Class 7-K, HB, 908.500%, 2/25/21 .........................         1,529         36,139
        1991 Class 20-M, HB, 908.750%, 3/25/06 ........................         1,559         31,161
        1991 Class 33-J, HB, 1008.250%, 4/25/06 .......................         3,665         87,353
        1991 Class 22-G, 6.000%, 12/25/16 .............................     1,500,000      1,428,840
        1991 Class 55-G, HB, 1148.550%, 2/25/05 .......................           199            205
        1991 Class 161-H, 7.500%, 2/25/21 .............................       509,619        514,957
        1992 Class 13-S, HB, IF, 1/25/99 ..............................         8,210         62,564
        1992 Class 27-SQ, HB, IF, 5/25/22 .............................         3,080        538,955
        1992 Class 137-BA, 3.500%, 1/25/17 ............................     1,495,370      1,423,842
        1992 Class 199-S, IO, IF, 11/25/99 ............................     7,535,120        329,029
        1992 Class 204-B, 6.000%, 10/25/20 ............................     2,000,000      1,895,460
        1992 Class 215-PM, 7.875%, 11/25/21 ...........................     1,200,000      1,248,728
        1993 Class 8-SB, IO, IF, 8/25/06 ..............................    11,109,112        506,009
        1993 Class 12-S, IO, IF, 2/25/23 ..............................     3,922,869        263,499
        1993 Class 12-SB, HB, IF, 2/25/23 .............................        43,267        423,954
        1993 Class 19-G, 5.000%, 5/25/19 ..............................     3,530,000      3,250,973
        1993 Class 38-S, IO, IF, 5.250%, 11/25/22 .....................    21,712,330        595,330
        1993 Class 58-J, 5.500%, 4/25/23 ..............................     1,231,231      1,172,076
        1993 Class 94-K, 6.750%, 5/25/23 ..............................       770,789        740,466
        1993 Class 113-S, IO, IF, 7/25/23 .............................     6,874,091        446,170

                                      120

        1993 Class 139-SG, IF, 8/25/23 ................................     2,597,473      1,675,053
        1993 Class 152-D, PO, 8/25/23 .................................       700,000        577,472
        1993 Class 155-LA, 6.500%, 5/25/23 ............................     1,550,753      1,517,149
        1993 Class 155-SB, IO, IF, 9/25/23 ............................     6,893,795        425,064
        1993 Class 156-SD, IF, 10/25/19 ...............................     1,000,000        707,099
        1993 Class 187-FE, AR, 11/25/16 ...............................     1,130,000      1,103,420
        1993 Class 207-SC, IF, 11/25/23 ...............................     2,350,434      1,570,452
        1993 Class 209-KB, 5.659%, 8/25/08 ............................     3,599,652      3,348,720
        1993 Class 214-L, 6.000%, 12/25/08 ............................     1,462,327      1,406,291
        1993 Class 220-SD, IF, 11/25/13 ...............................     1,242,669        892,615
        1993 Class 223-FB, AR, 12/25/23 ...............................       721,333        698,792
        1993 Class 223-SB, IF, 12/25/23 ...............................       651,339        521,071
        1993 Class X225-C, FP, AR, 10/25/22 ...........................     1,100,000      1,061,943
        1993 Class X225-C, VO, IF, 12/25/22 ...........................     2,000,000      1,802,500
        1994 Class 19-C, 5.000%, 1/25/24 ..............................     2,082,214      1,940,727
        1994 Class 26-G, PO, 2/25/24 ..................................     2,199,391      1,380,118
        1994 Class 30-LA, 6.500%, 2/25/09 .............................     1,946,576      1,888,677
        1994 Class 36-SG, IO, IF, 8/25/23 .............................     3,480,275        292,841
        1994 Class 39-F, AR, 3/25/24 ..................................       993,778        982,315
        1994 Class 39-S, IF, 3/25/24 ..................................       382,222        335,571
        1994 Class 82-SA, IO, IF, 5/25/23 .............................    18,253,713        639,209
        1995 Class 13-B, 6.500%, 3/25/09 ..............................     2,404,339      2,322,832
        1995 Class X-GIC C, 8.800%, 1/25/25 ...........................     1,000,000      1,094,734
        1996 Class 20-L, PO, 9/25/08 ..................................     1,655,000        960,643
        1996 Class 24-K, PO, 2/25/08 ..................................     1,500,000      1,037,400
        1996 Class 46-A, 5.000%, 2/25/09 ..............................     2,053,734      1,928,563
        1992-G Class 42-Z, 7.000%, 7/25/22 ............................       680,533        649,249
        1993-G Class 8-PG, 6.500%, 7/25/18 ............................     1,000,000        982,860
        1993-G Class 13-G, 6.000%, 6/25/20 ............................     1,000,000        957,780
        1993-G Class 19-K, 6.500%, 6/25/19 ............................     1,613,728      1,564,928
        1993-G Class 27-SE, IF, 8/25/23 ...............................     1,535,674        815,285
        1994-G Class 13-ZB, 7.000%, 11/17/24 ..........................     2,544,329      2,356,293
        1996-G Class 3-B, 9.000%, 9/20/20 .............................     1,500,000      1,571,700
    Federal National Mortgage Assn. Pass Thru Pool:
        #111366, Adjustable Rate, 8/1/19 ..............................       452,440        474,569
        #116612, Adjustable Rate, 3/1/19 ..............................     1,363,734      1,414,445
        #160330, 6.345%, 3/1/99 .......................................     2,354,486      2,350,789
        #303306, 12.500%, 1/1/16 ......................................     1,113,057      1,295,742
        #303532, Adjustable Rate, 3/1/29 ..............................     2,250,811      2,245,316
    Government National Mortgage Assn. Pass Thru Pool:
        #297628, 8.000%, 9/15/22 ......................................     1,992,029      2,049,657
        #313110, 7.500%, 11/15/22 .....................................     1,674,264      1,685,530
  (Cost $134,069,606)                                                                    138,426,814
                                                                                         -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS ..........................                  332,888,695
                                                                                         -----------
  (Cost $328,484,145)

                                      121


CORPORATE BONDS AND NOTES -- 13.62%
  Finance -- 13.62%
    American Express Credit Corp., 8.500%, 6/15/99 ....................       300,000        314,913
    Associates Corp. of North America:
        9.125%, 4/1/00 ................................................     1,675,000      1,804,283
        8.150%, 8/1/09 ................................................     3,625,000      3,911,991
    Case Equipment Loan Trust Asset Backed Ctf. :
        1994 Series A, Class A2, 4.650%, 8/15/99 ......................       475,971        474,177
        1994 Series C, Class A2, 8.100%, 6/15/01 ......................     1,862,128      1,902,108
        1996 Series A, Class A2, 5.500%, 2/15/03 ......................     8,405,960      8,379,313
    Chase Manhattan Grantor Trust Automobile Loan Pass Thru Ctfs.
        Series 1995-B, Class A, 5.900%, 11/15/01 ......................       879,978        882,618
    Collateralized Mortgage Obligation Trust CMO:
        Series 12, Class D, 9.500%, 2/1/17 ............................       351,779        363,652
        Series 16, Class Q, IF, 3/20/18 ...............................       214,071        233,872
    Collateralized Mortgage Securities Corp. CMO,
        Series 88-2 Class B, 8.800%, 4/20/19 ..........................       451,199        467,726
    First USA Credit Card Master Trust Asset Backed Pass Thru Ctf.,
        Series 1995-1, Class A, AR, 10/15/01 ..........................     2,000,000      2,004,780
    General Motors Acceptance Corp. Medium Term Note,
        7.550%, 1/14/97 ...............................................     4,735,000      4,737,035
    Green Tree Financial Corp. Loan Trust Asset Backed Ctf.
        Series 1996-A, Class A, 5.700%, 2/15/26 .......................       794,537        795,061
    Merrill Lynch Home Equity Loan Asset Backed Pass Thru Ctf.
        Series 1992-1, Class A, AR, 7/15/22 ...........................     1,690,890      1,694,441
    Merrill Lynch MBS Inc. Project Pass Thru Ctf.
        Series 144-S, 7.43%, 7/25/24 ..................................       544,688        544,688
    Merrill Lynch Trust 43-E CMO, Series 43, Class E,
        6.500%, 8/27/15 ...............................................     1,500,000      1,457,471
    Morgan Stanley Mortgage Trust, CMO:
        Series 35-2, HB, IF, 4/20/21 ..................................         3,144        490,400
        Series 37-2, HB, IF, 7/20/21 ..................................         3,156        481,311
        Series 39-3, PO, 12/20/21 .....................................       593,044        449,017
    Navistar Financial Corp. Owner Trust Asset Backed Pass Thru Ctf.
        Series 1995-A, Class A2, 6.550%, 11/20/01 .....................     2,084,153      2,097,179
    Olympic Automobile Receivables Trust Asset Backed Pass Thru Ctf.
        Series 1996-C, Class A5, 7.000%, 12/15/01 .....................     2,650,000      2,703,053
    Onyx Acceptance Grantor Trust Auto Loan Pass Thru Ctf.
        Series 1996-1, Class A, 5.400%, 5/15/01 .......................       987,547        978,906
    Rural Housing Trust 1987-1, Senior Mortgage Pass Thru Ctf.
        Sub Class 3-B, 7.330%, 4/1/26 .................................       449,236        455,775
    Standard Credit Card Master Trust Asset Backed Ctf.:
        Series 1995-10, Class A, 5.900%, 2/7/01 .......................     2,520,000      2,511,179
        Series 1995-2, Class A, 8.625%, 1/7/02 ........................     1,300,000      1,302,392
    Superior Wholesale Inventory Fing Trust Asset Backed Ctf.
        Series 1996-A, Class A, AR, 3/15/01 ...........................     2,000,000      2,001,240

                                      122

    Toyota Auto Receivables Grantor Trust Asset Backed Ctf.
        Series 1995-A, Class A, 5.850%, 3/15/01 .......................       675,706        675,490
    Western Financial Owner Trust Asset Backed Pass Thru Ctf.
        Series 1996-C, Class A4, 6.800%, 12/20/03 .....................     6,000,000      6,089,280
    World Omni Automobile Lse Sec Trust Asset Backed Ctf.
        Series 1995-A, Class A, 6.050%, 11/25/01 ......................     5,387,084      5,393,818
                                                                                          ----------
TOTAL CORPORATE BONDS AND NOTES .......................................                   55,597,169
                                                                                          ----------
  (Cost $55,040,869)
FOREIGN -- 1.65%
  African Development Bank Note, 9.300%, 7/1/00 .......................       983,000      1,065,778
  Metropolis of Tokyo, 8.700%, 10/5/99 ................................     1,500,000      1,596,264
  National Australia Bank Ltd., 9.700%, 10/15/98 ......................       400,000        423,908
  Province of Ontario, 7.375%, 1/27/03 ................................     3,500,000      3,647,487
                                                                                        ------------
  (Cost $6,815,978) ...................................................                    6,733,437
                                                                                        ------------
TOTAL INVESTMENTS .....................................................                 $408,342,960
                                                                                        ============
  (Cost $403,464,651)


                       See Notes to Financial Statements.

Pegasus Intermediate Bond Fund
PORTFOLIO OF INVESTMENTS -- (Continued)
December 31, 1996


                       Notes to Portfolio of Investments

(a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

    Adjustable Rate (AR)

    Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

    Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

    High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

    Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

(b) Based upon estimated future cash flows, income is currently not being recognized on certain IO, HB, and CMO securities with an aggregate market value of $811,787. The book cost of certain IO and HB securities includes a write down in the amount of $2,639,653 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost of investments than the tax cost disclosed in Note 4 in Notes to Financial Statements.

See Notes to Financial Statements.

Pegasus Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                          Description                            Face Amount   Market Value
                          -----------                            -----------   ------------

TEMPORARY CASH INVESTMENTS -- 7.53%
  Salomon Brothers, Revolving Repurchase Agreement, 6.90%,
    1/2/97 (secured by various U.S. Treasury Strips with
    maturities ranging from 11/15/04 through 5/15/06, all
    held at Chase Bank) ....................................    $14,951,841   $ 14,951,841
  Daiwa Securities America, Inc., Revolving Repurchase
    Agreement, 5.50%, 7/1/96 (secured by U.S. Treasury Bills
    due 10/16/97, all held at the Bank of New York) ..........    25,000,000    25,000,000
  Nomura Agency, Revolving Repurchase Agreement, 7.00%,
    1/2/97, (secured by U.S. Treasury Obligations with
    maturities ranging from 7/24/00 through 5/11/15 at
    various interest rates ranging from 0.00% to 7.65%,
    all held at the Bank of New York) ......................      20,000,000     20,000,000
                                                                                 ----------
  (Cost $59,951,841)                                                             59,951,841
                                                                                 ==========
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 77.63%
  U.S. Treasury Securities -- 43.36%
    Principal Strips from U.S. Treasury Securities due:
      5/15/17 ................................................    10,420,000      2,606,876
      8/15/17 ................................................    31,915,000      7,840,877
    Strips from U.S. Treasury Securities due:
      5/15/98 ................................................     1,800,000      1,665,954
      8/15/98 ................................................     1,500,000      1,366,485
      11/15/98 ...............................................     1,700,000      1,526,736
      2/15/99 ................................................    10,805,000      9,551,188
      8/15/99 ................................................     5,000,000      4,281,050
      2/15/01 ................................................     2,450,000      1,905,904
      5/15/05 ................................................     3,950,000      2,310,987
      2/15/11 ................................................     5,525,000      2,160,993
      5/15/11 ................................................     9,338,000      3,590,181
      2/15/12 ................................................     4,555,000      1,656,061
      2/15/13 ................................................    10,700,000      3,615,851
      5/15/13 ................................................    10,594,000      3,515,195
      8/15/13 ................................................     3,500,000      1,139,950
      2/15/14 ................................................    18,400,000      5,779,624
      2/15/15 ................................................     2,000,000        585,580
      5/15/18 ................................................    15,620,000      3,639,460
      11/15/18 ...............................................    49,840,000     11,223,470
    U.S. Treasury Bonds:
      10.750%, 5/15/03 .......................................     1,000,000      1,230,310
      11.125%, 8/15/03 .......................................     3,500,000      4,399,045
      11.625%, 11/15/04 ......................................     5,000,000      6,601,550
      12.750%, 11/15/10 ......................................    14,300,000     20,241,221
      10.375%, 11/15/12 ......................................    15,965,000     20,559,887
      12.500%, 8/15/14 .......................................     1,300,000      1,942,889
      9.875%, 11/15/15 .......................................     1,000,000      1,335,780
      7.500%, 11/15/16 .......................................     5,395,000      5,840,087
      8.750%, 5/15/17 ........................................     9,445,000     11,524,411
      7.875%, 2/15/21 ........................................     2,500,000      2,825,775
    U.S. Treasury Notes:
      4.750%, 2/15/97 ........................................     4,500,000      4,495,095
      8.500%, 4/15/97 ........................................     1,270,000      1,281,113

                                      125


      8.500%, 5/15/97 ........................................     3,130,000      3,165,212
      6.750%, 5/31/97 ........................................     1,000,000      1,005,160
      5.875%, 7/31/97 ........................................     2,100,000      2,105,250
      8.625%, 8/15/97 ........................................    18,900,000     19,257,399
      8.750%, 10/15/97 .......................................     6,150,000      6,297,047
      5.250%, 12/31/97 .......................................     8,410,000      8,381,070
      7.875%, 1/15/98 ........................................     8,292,000      8,475,999
      8.125%, 2/15/98 ........................................     3,000,000      3,077,820
      7.875%, 4/15/98 ........................................    21,125,000     21,676,151
      5.000%, 1/31/99 ........................................     6,450,000      6,338,157
      7.000%, 4/15/99 ........................................     6,600,000      6,747,444
      9.125%, 5/15/99 ........................................     2,400,000      2,564,616
      6.875%, 7/31/99 ........................................     7,410,000      7,560,497
      7.750%, 11/30/99 .......................................    36,815,000     38,465,785
      7.125%, 2/29/00 ........................................    22,800,000     23,473,284
      6.750%, 4/30/00 ........................................     6,200,000      6,317,242
      6.125%, 7/31/00 ........................................     4,000,000      4,000,000
      7.750%, 2/15/01 ........................................     2,000,000      2,113,440
      7.500%, 11/15/01 .......................................     6,800,000      7,158,088
      5.750%, 8/15/03 ........................................     1,250,000      1,212,500
      7.250%, 5/15/04 ........................................     9,000,000      9,469,710
      6.500%, 8/15/05 ........................................     4,000,000      4,025,640
                                                                                -----------
  (Cost $338,234,972)                                                           345,127,096
                                                                                -----------
  Agency Obligations -- 34.27%
    Federal Home Loan Mortgage Corp. Participation Ctfs.:
      #170269, 12.000%, 8/1/15 ...............................     1,499,221      1,685,252
      #200070, 7.500%, 4/1/02 ................................       230,491        233,321
      #274081, 7.500%, 7/1/16 ................................        82,221         82,590
      #289711, 7.500%, 4/1/17 ................................       121,517        121,992
      #555238, 12.000%, 7/1/19 ...............................       696,124        782,902
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class Mortgage
      Participation Ctfs.:
        Series 10 Class D, 10.000%, 7/15/18 ..................       640,064        651,330
        Series 11 Class D, 9.500%, 7/15/19 ...................     3,000,000      3,274,218
        Series 13 Class SA, IF, 4/25/23 ......................     1,851,307      1,574,050
        Series G-21 Class SD, IF, 8/25/22 ....................     3,300,000      2,949,372
        Series 22 Class C, 9.500%, 4/15/20 ...................     1,104,876      1,216,772
        Series 23 Class E, 9.400%, 8/15/19 ...................       526,974        538,730
        Series 23 Class F, 9.600%, 4/15/20 ...................     1,575,000      1,728,786
        Series G-29 Class SD, IO, IF, 4/25/24 ................    19,659,874        723,346
        Series 32 Class B, 9.500%, 8/15/19 ...................       413,841        417,592
        Series 38 Class C, 9.500%, 1/15/19 ...................       276,462        279,980
        Series 41 Class I, HB, 84.000%, 5/15/20 ..............       109,065        363,616
        Series 47 Class F, 10.000%, 6/15/20 ..................       500,000        550,523
        Series 99 Class Z, 9.500%, 1/15/21 ...................     1,716,608      1,825,139
        Series 129 Class E, 8.850%, 6/15/09 ..................     1,317,871      1,317,632
        Series 134 Class B, IO, 9.000%, 8/15/22 ..............       939,900        279,620
        Series 204 Class E, HB, IF, 5/15/23 ..................        21,745        518,671
        Series 1045 Class G, HB, 1066.2085%, 2/15/21 .........         4,011        117,522

                                      126

        Series 1051 Class D, 7.000%, 11/15/19 ................       923,197       931,071
        Series 1065 Class J, 9.000%, 4/15/21 .................     2,000,000     2,131,872
        Series 1072 Class A, HB, 1008.500%, 5/15/06 ..........        27,056       629,739
        Series 1079 Class S, IF, 5/15/21 .....................     1,075,473     1,174,964
        Series 1084 Class F, AR, 5/15/21 .....................     2,000,000     2,043,758
        Series 1084 Class S, IF, 5/15/21 .....................     1,400,000     1,749,224
        Series 1089 Class C, IO, IF, 6/15/21 .................        69,388       972,627
        Series 1098 Class M, HB, 10.080%, 6/15/06 ............        12,137       266,065
        Series 1144 Class KB, 8.500%, 9/15/21 ................     2,000,000     2,078,738
        Series 1172 Class L, HB, 1167.776%, 11/15/21 .........        18,757       580,070
        Series 1196 Class B, HB, IF, 1/15/22 .................        71,273       874,025
        Series 1295 Class JB, 4.500%, 3/15/07 ................     2,400,000     2,132,328
        Series 1297 Class H, 7.500%, 1/15/20 .................     1,831,334     1,832,341
        Series 1298 Class L, HB, 981.8667%, 6/15/07 ..........         9,000       342,291
        Series 1329 Class S, IO, IF, 8/15/99 .................     4,007,886       202,675
        Series 1370 Class F, 6.750%, 3/15/19 .................       600,000       598,158
        Series 1378 Class H, 10.000%, 1/15/21 ................     3,800,000     4,280,198
        Series 1378 Class JZ, 7.500%, 11/15/21 ...............     2,457,917     2,392,229
        Series 1389 Class SA, IF, 10/15/07 ...................     1,249,383       947,681
        Series 1414 Class LA, AR, 11/15/07 ...................     2,002,047     1,928,417
        Series 1418 Class B, 6.500%, 11/15/19 ................     2,250,000     2,197,997
        Series 1465 Class SA, IO, IF, 2/15/08 ................    21,177,857     1,044,810
        Series 1470 Class F, AR, 2/15/23 .....................     2,109,844     2,077,171
        Series 1483 Class E, 6.500%, 2/15/20 .................     3,150,000     3,094,151
        Series 1489 Class L, 5.500%, 4/15/08 .................     1,514,401     1,477,510
        Series 1506 Class F, AR, 5/15/08 .....................     2,446,626     2,426,280
        Series 1506 Class S, IF, 5/15/08 .....................       505,891       452,480
        Series 1506 Class SD, IO, IF, 5/15/08 ................    20,482,697     1,068,521
        Series 1531 Class K, 6.000%, 4/15/08 .................     1,127,152     1,076,509
        Series 1554 Class KA, PO, 8/15/08 ....................       807,336       590,596
        Series 1561 Class SC, IF, 8/15/08 ....................     1,575,139     1,397,935
        Series 1575 Class FB, AR, 8/15/08 ....................     2,685,107     2,669,396
        Series 1575 Class SB, IF, 8/15/08 ....................       895,036       550,167
        Series 1583 Class NS, IF, 9/15/23 ....................     1,270,128       828,726
        Series 1585 Class NB, IF, 9/15/23 ....................     2,271,596     1,885,425
        Series 1586 Class A, 6.000%, 9/15/08 .................     1,404,137     1,324,326
        Series 1595 Class S, IO, IF, 10/15/13 ................    12,534,496       587,366
        Series 1602 Class O, 6.000%, 10/15/23 ................     2,463,000     2,257,450
        Series 1604 Class SE, IF, 11/15/08 ...................       701,374       558,102
        Series 1606 Class LC, AR, 5/15/08 ....................       492,061       492,729
        Series 1628 Class S, IF, 12/15/23 ....................     2,550,000     1,552,313
        Series 1633 Class SE, IF, 12/15/23 ...................     1,278,652     1,285,045
        Series 1640 Class A, 5.500%, 10/15/07 ................       936,054       905,500
        Series 1647 Class FB, AR, 12/15/08 ...................       746,606       729,452
        Series 1647 Class SB, IF, 12/15/08 ...................     1,474,956     1,325,617
        Series 1655 Class F, AR, 12/15/08 ....................     1,494,755     1,483,531
        Series 1655 Class SA, IF, 12/15/08 ...................       344,875       262,093
        Series 1681 Class K, 7.000%, 8/15/23 .................     1,046,286     1,016,069
        Series 1686 Class SH, IF, 2/15/24 ....................     1,535,892     1,092,403

                                      127


        Series 1686 Class SL, IF, 2/15/24 ....................     1,201,836       988,878
        Series 1689 Class SD, IF, 10/15/23 ...................     1,725,000     1,487,813
        Series 1694 Class SE, IF, 5/15/23 ....................     1,355,933     1,121,698
        Series 1706 Class LA, 7.000%, 3/15/24 ................     4,403,142     4,306,581
        Series 1796-A, Class S, IF, 2/15/09 ..................     1,000,000       795,620
        Series 1807 Class G, 9.000%, 1/1/06 ..................     2,280,244     2,411,311
        Series 1825 Class C, 5.7999%, 12/15/23 ...............     2,000,000     1,787,378
        Series 1854 Class C, PO, 4/15/08 .....................     2,250,000     1,406,250
        Series 1854 Class SE, IO, IF, 12/15/23 ...............     9,886,816     3,027,837
    Federal Housing Adminstration Merrill Lynch Project Pass
      Thru Ctfs., 7.430%, 8/1/20 .............................     1,341,095     1,382,669
    Federal Housing Administration Project #07335307, 7.430%,
      1/1/22 .................................................     1,782,617     1,835,204
    Federal Housing Administration Greystone, 7.430%, 11/1/22      2,615,379     2,688,609
    Federal National Mortgage Assn. Mortgage Backed
      Securities, Stripped Trust:
        23, Class 2, IO, 10.000%, 9/1/17 .....................     1,119,333       342,721
        50, Class 2, IO, 10.500%, 3/25/19 ....................       145,423        44,851
    Federal National Mortgage Assn. Pass Thru Securities:
      Pool #44699, 7.000%, 4/1/17 ............................       283,866       280,899
      Pool #50966, 7.000%, 1/1/24 ............................     1,881,627     1,851,575
      Pool #70226, Adjustable Rate, 1/1/19 ...................       531,654       525,009
      Pool #116612, Adjustable Rate, 3/1/19 ..................     2,125,821     2,204,869
      Pool #160330, 6.345%, 3/1/99 ...........................     2,354,486     2,350,789
      Pool #303306, 12.500%, 1/1/16 ..........................     1,686,450     1,963,245
      Pool #303532, Adjustable Rate, 3/1/29 ..................     6,043,843     6,029,090
    Federal National Mortgage Assn. Pass Thru Securities
      Guaranteed Remic Trust:
        1988 Class 7-Z, 9.250%, 4/25/18 ......................       657,878       694,120
        1988 Class 17-B, 9.400%, 10/25/17 ....................       440,479       449,786
        1989 Class 27-D, 10.000%, 1/25/16 ....................       423,357       431,775
        1989 Class 34-E, 9.850%, 8/25/14 .....................     1,000,000     1,023,293
        1989 Class 70-G, 8.000%, 10/25/19 ....................     2,000,000     2,050,256
        1989 Class 73-C, PO, 10/25/19 ........................     1,299,464     1,028,201
        1989 Class 78-H, 9.400%, 11/25/19 ....................     1,250,000     1,364,370
        1990 Class 1-D, 8.800%, 1/25/20 ......................     3,067,742     3,209,914
        1990 Class 60-K, 5.500%, 6/25/20 .....................       750,000       705,248
        1990 Class 63-H, 9.500%, 6/25/20 .....................       900,000       982,089
        1990 Class 93-G, 5.500%, 8/25/20 .....................     1,500,000     1,408,050
        1990 Class 94-H, HB, 505.000%, 8/25/20 ...............        31,798       484,280
        1990 Class 95-J, HB, 1118.040%, 8/25/20 ..............        16,900       692,258
        1990 Class 102-J, 6.500%, 8/25/20 ....................     3,947,403     3,847,187
        1990 Class 120-H, 9.000%, 10/25/20 ...................     2,500,000     2,704,733
        1990 Class 134-SC, IF, 11/25/20 ......................       951,276     1,057,093
        1990 Class 140-K, HB, 652.1454%, 12/25/20 ............        17,079       495,190
        1991 Class 4-N, HB, 758.750%, 1/25/06 ................         8,336       143,775
        1991 Class 7-K, HB, 908.500%, 2/25/21 ................         6,114       144,555
        1991 Class 24-Z, 5.000%, 3/25/21 .....................     1,332,295     1,132,517
        1991 Class 33-J, HB, 1008.250%, 4/25/06 ..............         7,854       187,183
        1991 Class 55-G, HB, 1148.550%, 2/25/05 ..............           160           164

                                      128


        1991 Class 144-PZ, 8.500%, 6/25/21 ...................     2,323,521     2,409,324
        1992 Class 13-S, HB, IF, 1/25/99 .....................        27,726       211,296
        1992 Class 27-SQ, HB, IF, 5/25/22 ....................         6,098     1,067,134
        1992 Class 135-LC, 7.500%, 9/25/07 ...................     1,000,000     1,021,073
        1992 Class 137-BA, 3.500%, 1/25/17 ...................     1,744,599     1,661,149
        1992 Class 186-M, 6.000%, 9/25/07 ....................     1,166,147     1,088,271
        1992 Class 199-S, IO, IF, 11/25/99 ...................    10,813,974       472,203
        1992 Class 201-SB, IF, 10/25/22 ......................       500,000       438,815
        1992 Class 204-B, 6.000%, 10/25/20 ...................     4,300,000     4,075,239
        1992 Class 215-PM, 7.875%, 11/25/21 ..................     1,600,000     1,664,971
        1993 Class 8-SB, IO, IF, 8/25/06 .....................    11,553,477       526,249
        1993 Class 12-S, IO, IF, 2/25/23 .....................     6,201,594       416,561
        1993 Class 12-SB, HB, IF, 2/25/23 ....................        49,036       480,481
        1993 Class 13-G, 6.000%, 6/25/20 .....................     2,000,000     1,915,560
        1993 Class 19-G, 5.000%, 5/25/19 .....................     3,265,000     3,006,921
        1993 Class 19-K, 6.500%, 6/25/19 .....................     2,208,259     2,141,481
        1993 Class 27-SE, IF, 8/25/23 ........................     1,343,715       713,374
        1993 Class 32-K, 6.000%, 3/25/23 .....................     1,553,308     1,453,048
        1993 Class 38-S, IO, IF, 11/25/22 ....................    23,123,344       634,019
        1993 Class 44-S, IO, IF, 4/25/23 .....................    10,726,793       545,393
        1993 Class 58-J, 5.500%, 4/25/23 .....................     1,641,642     1,562,768
        1993 Class 94-K, 6.750%, 5/25/23 .....................     1,156,184     1,110,699
        1993 Class 113-S, IO, IF, 7/25/23 ....................     7,676,565       498,255
        1993 Class 139-SG, IF, 8/25/23 .......................     3,450,311     2,225,029
        1993 Class 152-D, PO, 8/25/23 ........................     1,000,000       824,960
        1993 Class 155-LA, 6.500%, 5/25/23 ...................     3,721,808     3,641,156
        1993 Class 155-SB, IO, IF, 9/25/23 ...................     9,574,715       590,367
        1993 Class 156-SD, IF, 10/25/19 ......................     1,250,000       883,874
        1993 Class 175-FE, AR, 9/25/08 .......................     1,000,000       966,676
        1993 Class 187-SA, IF, 9/25/23 .......................       987,304       955,217
        1993 Class X-188A, IO, 8/25/06 .......................     6,745,833       708,967
        1993 Class 206-SD, IF, 11/25/23 ......................     1,250,000     1,022,531
        1993 Class 207-SC, IF, 11/25/23 ......................     3,411,920     2,279,688
        1993 Class 209-KB, 5.659%, 8/25/08 ...................     6,063,310     5,640,637
        1993 Class 214-L, 6.000%, 12/25/08 ...................       731,164       703,145
        1993 Class 220-SD, IF, 11/25/13 ......................     2,087,684     1,499,594
        1993 Class 223-FB, AR, 12/25/23 ......................     5,732,752     5,553,604
        1993 Class 223-SB, IF, 12/25/23 ......................     2,901,860     2,321,488
        1993 Class X-225C-FP, AR, 12/25/22 ...................       900,000       868,863
        1993 Class X-225C-VO, IF, 12/25/22 ...................     1,600,000     1,442,000
        1993 Class XG23A-A, PO, 7/25/20 ......................     6,700,000     5,619,625
        1994 Class 13-ZB, 7.000%, 11/17/24 ...................     2,544,329     2,356,293
        1994 Class 19-C, 5.000%, 1/25/24 .....................     2,519,478     2,348,280
        1994 Class 26-G, PO, 2/25/24 .........................     2,278,569     1,429,802
        1994 Class 30-LA, 6.500%, 2/25/09 ....................     1,790,850     1,737,583
        1994 Class 36-SG, IO, IF, 8/25/23 ....................     7,651,123       643,788
        1994 Class 39-F, AR, 3/25/24 .........................     1,104,198     1,091,461
        1994 Class 39-S, IF, 3/25/24 .........................       424,691       372,856
        1994 Class 82-SA, IO, IF, 5/25/23 ....................    37,031,620     1,296,773

                                      129


        1995 Class 13-B, 6.500%, 3/25/09 .....................     3,329,084     3,216,228
        1995 Class XG1C C, 8.800%, 1/25/25 ...................     1,000,000     1,094,734
        1996 Class 7-C 6.500%, 12/25/10 ......................     1,000,000       934,903
        1996-20, Class L, PO, 9/25/08 ........................     3,165,000     1,837,121
        1996 Class 24-K, PO, 2/25/08 .........................     3,500,000     2,420,600
        1996 Class 24-B, PO, 10/25/08 ........................     3,800,000     1,994,225
        1996 Class 46-A, 5.000%, 2/25/09 .....................     5,000,000     4,695,260
        1992-G Class 15-Z, 7.000%, 1/25/22 ...................     1,751,537     1,647,126
        1992-G Class 35-G, HB, IF, 7/25/22 ...................        41,702     1,324,161
        1992-G Class 42-Z, 7.000%, 7/25/22 ...................     1,769,386     1,688,048
        1992-G Class 59-C, 6.000%, 12/25/21 ..................     3,050,000     2,909,365
        1992-G Class 59-F, AR, 10/25/22 ......................     1,849,741     1,796,817
        1992-G Class 61-Z, 7.000%, 10/25/22 ..................     1,045,328       919,587
        1996-G Class 3-B, 9.000%, 9/20/20 ....................     4,500,000     4,715,100
    Government National Mortgage Assn. Pass Thru Securities
      Guaranteed Remic Trust:
        1994 Class 4-SA, IO, IF, 10/16/22 ....................     7,253,929       438,877
        1996 Class 15-OB, 9.000%, 11/20/21 ...................     4,528,250     4,812,669
        1996 Class 26-S, IO, IF, 12/16/20 ....................    25,459,000     1,567,256
    Government National Mortgage Assn. Pass Thru Pool:
      #023594, 8.500%, 7/15/08 ...............................       424,480       449,592
      #190923, 9.000%, 12/15/16 ..............................       381,630       409,981
      #297628, 8.000%, 9/15/22 ...............................     2,988,044     3,074,485
      #313110, 7.500%, 11/15/22 ..............................     1,808,205     1,820,372
      #345288, 7.500%, 3/15/23 ...............................       770,229       774,565
                                                                               -----------
  (Cost $262,086,518)                                                          272,779,645
                                                                               -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS .................                 617,906,741
                                                                               -----------
  (Cost $600,321,490)
CORPORATE BONDS AND NOTES -- 12.50%
  Finance -- 11.16%
    ABN Amro Bank NV, 7.250%, 5/31/05 ........................     2,000,000     2,034,126
    Associates Corp. of North America:
      9.125%, 4/1/00 .........................................     2,350,000     2,531,382
      8.150%, 8/1/09 .........................................     3,085,000     3,329,239
    Case Equipment Loan Trust Asset Backed Ctf.:
      5.500%, 2/15/03 ........................................     9,168,615     9,139,551
      7.300%, 3/15/02 ........................................     2,964,287     3,012,546
    Chase Manhattan Grantor Trust, Series 95-B, 5.900%,
      11/15/01 ...............................................     1,026,641     1,029,721
    Chase Manhattan Corp., Subordinated Note, 9.750%, 11/1/01      2,000,000     2,250,272
    Chevy Chase Automobile Recievable Trust Asset Backed
      Pass Thru Ctf.:
        Series 1995-2, Class A, 5.800%, 6/15/02 ..............     1,292,097     1,293,854
    Collateralized Mortgage Obligation Trust CMO:
      Trust 12-D, 9.500%, 2/1/17 .............................       703,557       727,305
      Trust 16-Q, IF, 3/20/18 ................................       379,558       414,667
    Dayton Hudson Credit Card Master Trust Asset Backed Ctf.
      Series A, 6.100%, 2/25/02 ..............................     1,500,000     1,505,910
    First USA Credit Card Master Trust, VR, 10/15/01 .........     4,100,000     4,109,799

                                      130


    Ford Credit Grantor Trust, Series 94-A, 6.350%, 5/15/99 ..       958,410       965,119
    General Motors Acceptance Corp. Medium Term Note, 7.550%,
      1/14/97 ................................................     2,500,000     2,501,075
    Government National Mortgage Assn. Backed Trust I CMO,
      Class A, Zero Coupon, PO, 5/20/17 ......................       272,407       210,512
    Green Tree Financial Corp. Loan Trust Asset Backed Ctf.:
      Series 1995-A, Class A6, 7.300%, 7/15/25 ...............     3,000,000     3,006,360
      Series 1996-A, Class A, 5.700%, 2/15/26 ................     1,042,830     1,043,518
    Merrill Lynch Trust Series 43 Class E CMO, 6.500%, 8/27/15     4,000,000     3,886,588
    Merrill Lynch Home Equity Loan, 1992-1, Class A, Variable
      Rate, 7/15/22 ..........................................     2,113,612     2,118,051
    Merril Lynch MBS 144-S, 7.430%, 7/25/24 ..................     4,720,627     4,720,627
    Morgan Stanley Mortgage Trust CMO:
      Series 35-2, HB, IF, 4/20/21 ...........................         4,126       643,629
      Series 37-2, HB, IF, 7/20/21 ...........................         4,655       709,907
      Series 39-3, PO, 12/20/21 ..............................       762,485       577,307
    Navistar, Class A-2, 6.550%, 11/20/01 ....................     2,679,625     2,696,372
    Olympic Automobile Receivables Trust Asset Backed Pass
      Thru Ctf. Series 1996-C, Class A5, 7.000%, 12/15/01 ....     3,500,000     3,570,070
    ONYX Acceptance CMO Trust, 5.400%, 2/15/01 ...............       987,547       978,906
    PaineWebber CMO Trust:
      Series H-4, 8.750%, 4/1/18 .............................       779,121       808,194
      Series P-4, 8.500%, 8/1/19 .............................     2,698,510     2,789,050
    Rural Housing Trust 1987-1 Sr. Mortgage Pass Thru Ctf.,
      Class 3-B, 7.330%, 4/1/26 ..............................     1,004,039     1,018,657
    Salomon Inc. Note, 6.700%, 12/1/98 .......................     2,500,000     2,512,773
    Sears Credit Account Master Trust Asset Backed Ctf. Series
      1995-3, Class A, 7.000%, 10/15/04 ......................     1,600,000     1,638,640
    Standard Credit Card Master Trust Asset Backed Ctf.:
        Series 1994-2, Class A, 7.250%, 4/7/08 ...............     1,800,000     1,852,020
        Series 1995-2, Class A, 8.625%, 1/7/02 ...............     4,000,000     4,007,360
    Superior Wholesale, 1996-A, Adjustable Rate, 3/15/01 .....     2,700,000     2,701,674
    Toyota Auto Receivables Grantor Trust, Series 95-A Class
      A, 5.850%, 3/15/01 .....................................       677,181       676,964
    Western Financial Asset Backed Pass Thru Ctf. Series
      1996-C, Class A4, 6.800%, 12/20/03 .....................     4,150,000     4,211,752
    World Omni Automobile LSE SEC Trust, Series 95-5 Class A,
      6.050%, 11/25/01 .......................................     7,560,820     7,570,271
                                                                                ----------
  (Cost $86,911,053)                                                            88,793,768
                                                                                ----------
  Industrial -- 1.04%
    Boeing Co., 7.950%, 8/15/24 ..............................     1,730,000     1,881,548
    Dayton Hudson Co., 7.875%, 6/15/23 .......................     1,800,000     1,770,696
    General Motors Corp., 8.800%, 3/1/21 .....................     2,695,000     3,071,788
    Monsanto Co., 8.200%, 4/15/25 ............................     1,500,000     1,544,613
                                                                                ----------
  (Cost $7,671,709)                                                              8,268,645
                                                                                ----------

                                      131


  Public Utility -- 0.30%
    Nippon Telegraph & Telephone Corp., 9.500%, 7/27/98 ......     1,355,000     1,424,078
    West Texas Utilities, 6.375%, 10/1/05 ....................     1,000,000       964,163
                                                                                ----------
  (Cost $2,406,372)                                                              2,388,241
                                                                                ----------
TOTAL CORPORATE BONDS AND NOTES ..............................                  99,450,654
                                                                                ----------
  (Cost $96,989,134)
FOREIGN -- 2.34%
  African Development Bank Note, 9.300%, 7/1/00 ..............     1,572,000     1,704,378

  Kingdom of Belgium Put Euro Dollar, 9.200%, 6/28/00 ........     2,000,000     2,405,000
  Metropolis of Tokyo, 8.700%, 10/5/99 .......................     2,250,000     2,394,396
  National Australia Bank Ltd, 9.700%, 10/15/98 ..............       800,000       847,816
  Province of Ontario, 15.750%, 3/15/12 ......................     1,415,000     1,532,953
  Province of Ontario Eurobond, 7.375%, 1/27/03 ..............     4,400,000     4,585,412
  Province of Quebec, 9.125%, 8/22/01 ........................     2,515,000     2,761,784
  Quebec Province of Canada, 6.500%, 1/17/06 .................     2,500,000     2,412,100
  (Cost $18,551,330)                                                            18,643,839
                                                                              ------------
TOTAL INVESTMENTS ............................................                $795,953,075
  (Cost $775,813,795)                                                         ============

See Notes to Financial Statements.

Pegasus Bond Fund
PORTFOLIO OF INVESTMENTS -- (Continued)
December 31, 1996

                       Notes to Portfolio of Investments

(a) The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture. Descriptions of certain collateralized mortgage obligations are as follows:

    Adjustable Rate (AR)

    Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

    Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

    High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's, the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

    Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

(b) Based upon estimated future cash flows, income is currently not being recognized on certain IO, HB, and CMO securities with an aggregate market value of $3,003,503. The book cost of certain IO and HB securities includes a write down in the amount of $6,056,100 taken during 1993 to properly state the net realizable value of the securities. The write down results in a lower cost of investments than the tax cost disclosed in
    Note 4 in Notes to Financial Statements. Short Bond Fund

See Notes to Financial Statements.
                                      133

Pegasus Short Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996


                              Description                              Face Amount Market Value
                              -----------                              ----------- ------------
TEMPORARY CASH INVESTMENT -- 0.18%
  Salomon Brothers, Revolving Repurchase Agreement, 6.90%,1/2/97
    (secured by various U.S. Treasury Strips with maturities ranging
    from 11/15/04 through 5/15/06, all held at Chase Bank) ............ $  310,972  $   310,972
  (Cost $ 310,972)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 80.90%
  U.S. Treasury Securities -- 64.37%
    Strip from U.S. Treasury Note Principal due:
        8/15/98 .......................................................    500,000      455,495
    U.S. Treasury Notes:
        7.375%, 11/15/97 .............................................. 20,373,000   20,665,759
        7.875%, 1/15/98 ...............................................  3,665,000    3,746,326
        5.625%, 1/31/98 ...............................................  1,450,000    1,449,319
        7.875%, 4/15/98 ...............................................  9,200,000    9,440,028
        5.125%, 4/30/98 ...............................................  1,000,000      992,340
        6.125%, 5/15/98 ...............................................  8,000,000    8,038,720
        9.000%, 5/15/98 ...............................................  4,500,000    4,689,855
        5.375%, 5/31/98 ...............................................  1,100,000    1,094,324
        6.000%, 5/31/98 ...............................................    700,000      702,184
        5.250%, 7/31/98 ...............................................  3,000,000    2,975,160
        6.250%, 7/31/98 ...............................................  5,300,000    5,333,973
        6.125%, 8/31/98 ...............................................  4,040,000    4,057,655
        5.500%, 11/15/98 ..............................................  5,000,000    4,966,400
        5.125%, 11/30/98 ..............................................  3,000,000    2,960,160
        8.875%, 2/15/99 ...............................................  1,000,000    1,057,970
        5.875%, 3/31/99 ...............................................  1,000,000      999,060
        7.000%, 4/15/99 ...............................................  1,000,000    1,022,340
        6.500%, 4/30/99 ...............................................  3,000,000    3,036,570
        6.750%, 5/31/99 ...............................................  2,200,000    2,237,466
        6.875%, 7/31/99 ...............................................  1,315,000    1,341,708
        6.875%, 8/31/99 ...............................................  2,000,000    2,041,880
        7.125%, 9/30/99 ...............................................  1,000,000    1,027,660
        7.500%, 10/31/99 ..............................................  4,035,000    4,185,062
        7.875%, 11/15/99 ..............................................  1,000,000    1,047,660
        7.750%, 11/30/99 ..............................................  4,250,000    4,440,570
        7.750%, 12/31/99 ..............................................  1,000,000    1,045,940
        7.750%, 1/31/00 ...............................................  9,100,000    9,522,331
        7.125%, 2/29/00 ...............................................  2,000,000    2,059,060
        6.875%, 3/31/00 ...............................................    500,000      511,250
        6.750%, 4/30/00 ...............................................  1,700,000    1,732,147
        6.375%, 8/15/02 ...............................................    500,000      503,280
                                                                                    -----------
  (Cost $109,357,889)                                                               109,379,652
                                                                                    -----------
  Agency Obligations -- 16.53%
    Federal Home Loan Mortgage Corp. Gtd. Multi-Class
      Mortgage Participation Ctfs.:
        Series 2 Class Z, 9.300%, 3/15/19 .............................  1,094,530    1,154,085
        Series 10 Class D, 10.000%, 7/15/18 ...........................    145,469      148,030
        Series 11 Class C, 9.500%, 4/15/19 ............................    402,461      412,634
        Series 26 Class F, 9.500%, 2/15/20 ............................  1,455,435    1,547,167

                                      134


        Series 81 Class A, 8.125%, 11/15/20 ...........................    374,579      380,198
        Series 85 Class C, 8.600%, 1/15/21 ............................    839,993      869,397
        Series 99 Class Z, 9.500%, 1/15/21 ............................    858,304      912,569
        Series 192 Class H, 9.000%, 7/15/21 ...........................    296,526      302,388
        Series 1045 Class G, HB, 1066.208%, 2/15/21 ...................      2,006       58,762
        Series 1096 Class D, 7.000%, 6/15/20 ..........................    616,659      620,026
        Series 1477 Class F, 6.650%, 5/15/18 ..........................    300,000      301,242
        Series 1541 Class EA, 4.000%, 12/15/16 ........................  1,000,000      946,320
        Series 1559 Class VF, 6.250%, 2/15/20 .........................    500,000      493,470
        Series 1570 Class D, P/O, 7/15/20 .............................    303,141      272,465
        Series 1578 Class C, 5.500%, 11/15/12 .........................    616,010      615,283
        Series 1614 Class G, 5.800%, 2/15/19 ..........................    800,000      788,032
        Series 1623 Class PC, 5.000%, 11/15/07 ........................    440,000      438,429
        Series 1669 Class C, 5.100%, 8/15/12 ..........................    740,000      736,973
        Series 1671 Class D, 5.750%, 11/15/16 .........................    250,000      248,638
        Series 1698 Class PE, 6.000%, 11/15/05 ........................    250,000      247,510
        Series 1722 Class PB, 6.500%, 2/15/09 .........................    162,044      162,100
        Series 1727 Class E, 6.500%, 4/15/18 ..........................  1,000,000    1,001,630
        Series 1807 Class G, 9.000%, 1/1/06 ...........................    786,291      831,486
    Federal National Mortgage Assn. Medium Term Note
        4.920%, 9/28/98 ...............................................    220,000      216,528
    Federal National Mortgage Assn. Mortgage Backed Securities
        Stripped Trust 268, Class 2, IO, 9.000%, 12/25/21 .............    225,240       67,457
    Federal National Mortgage Assn. Pass Thru Securities:
        Pool #070226, AR, 1/1/19 ......................................    318,993      315,006
        Pool #111366, AR, 8/1/19 ......................................    365,432      383,306
        Pool #116612, AR, 3/1/19 ......................................    762,087      790,425
    Federal National Mortgage Assn. Pass Thru Securities
      Gtd. Remic Trust:
        1988 Class 7-Z, 9.250%, 4/25/18 ...............................    699,870      738,425
        1988 Class 15-A, 9.000%, 6/25/18 ..............................    147,405      154,144
        1988 Class 16-B, 9.500%, 6/25/18 ..............................    895,072      951,793
        1988 Class 17-B, 9.400%, 10/25/17 .............................     38,276       39,085
        1989 Class 27-D, 10.000%, 1/25/16 .............................    105,839      107,944
        1989 Class 31-D, 9.150%, 8/25/18 ..............................    206,395      210,448
        1989 Class 73-C, PO, 10/25/19 .................................    212,157      167,869
        1990 Class 77-C, 9.000%, 7/25/19 ..............................    257,225      264,260
        1990 Class 94-C, 8.000%, 1/25/19 ..............................     73,841       74,312
        1991 Class 16-G, 8.000%, 3/25/04 ..............................    608,990      610,938
        1991 Class 41-O, 9.000%, 8/25/06 ..............................    375,000      385,411
        1991 Class 56-K, 8.600%, 2/25/20 ..............................    864,783      880,576
        1992 Class 13-S, HB, IF, 1/25/99 ..............................      3,489       26,591
        1992 Class 137-BA, 3.500%, 1/25/17 ............................    249,228      237,307
        1993 Class 35-C, 5.500%, 10/25/01 .............................     50,440       50,327
        1993 Class 85-PD, 5.500%, 7/25/03 .............................    300,000      298,659
        1993 Class 86-E, 6.000%, 1/25/07 ..............................  1,425,000    1,414,369
        1993 Class 103-PC, 5.300%, 11/25/11 ...........................    272,981      272,231
        1993 Class 107-D, 6.500%, 12/25/06 ............................    900,000      897,507
        1993 Class 252-C, 5.400%, 1/25/12 .............................    239,080      238,355

                                      135


        1994 Class 17-E, 6.000%, 2/25/07 ..............................    425,000        420,032
        1994 Class 32-PB, 5.500%, 3/25/03 .............................  3,000,000      2,990,040
        1994-G Class 8-B, 6.650%, 8/17/07 .............................    422,506        422,839
Federal National Mortgage Assn. Debenture, 4.700%, 9/10/98 ............  1,000,000        980,004
                                                                                      -----------
  (Cost $28,284,715) ..................................................                28,095,022
                                                                                      -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS ..........................               137,474,674
                                                                                      -----------
  (Cost $137,642,604)
CORPORATE BONDS AND NOTES -- 18.92%
  Finance -- 17.53%
    Associates Corp. of North America:
        9.700%, 5/1/97 ................................................    765,000        774,486
        6.800%, 12/15/97 ..............................................    800,000        807,285
        5.250%, 9/1/98 ................................................    340,000        335,630
        8.500%, 1/10/00 ...............................................    500,000        529,498
        9.125%, 4/1/00 ................................................    215,000        231,595
        7.550%, 8/23/01 ...............................................    250,000        259,787
    Associates Corp. of North America Medium Term Note
        Tranche #SR 00455, 7.480%, 7/27/02 ............................    300,000        311,647
    Beneficial Finance Corp. Medium Term Note:
        9.125%, 2/15/98 ...............................................  1,326,000      1,369,440
        8.900%, 7/27/98 ...............................................    500,000        521,171
        Tranche #00490, 7.200%, 2/21/97 ...............................    400,000        400,939
        Tranche #00659, 7.340%, 11/26/99 ..............................    200,000        205,247
    Citicorp Mortgage Securities, Inc. Remic Pass Thru Ctf.,
        Series 89-16, Class A-1, AR, 4/1/19 ...........................    274,963        271,869
    Collateralized Mortgage Obligations Trust CMO,
        Trust 12, Class D, 9.500%, 2/1/17 .............................    175,889        181,826
    Ford Credit Grantor Trust Asset Backed Ctf.,
        Series 1994-B, Class A, 7.300%, 10/15/99 ......................    294,937        299,042
    Ford Holdings Inc.:
        9.250%, 3/1/00 ................................................  2,308,000      2,484,384
        9.250%, 7/15/97 ...............................................  2,493,000      2,537,660
    Ford Motor Credit Co.:
        7.250%, 5/15/99 ...............................................    784,000        800,205
        9.500%, 4/15/00 ...............................................    730,000        793,412
    Ford Motor Credit Co. Medium Term Note:
        Tranche #TR 00493, 6.450%, 7/21/97 ............................    300,000        301,342
        Tranche #00281, 7.470%, 7/29/99 ...............................  1,000,000      1,026,750
        Tranche #00442, 7.590%, 4/6/00 ................................    300,000        309,900
    General Motors Acceptance Corp. Medium Term Note
        Tranche #00162, 7.750%, 2/20/97 ...............................    250,000        250,725
    MBNA Master Credit Card Trust Asset Backed Ctf.:
        Trust 91-1, Series 1991-1A, 7.750%, 10/15/98 ..................    583,333        584,611
        Trust 92-1, Series 1992-1A, 7.250%, 6/15/99 ...................    750,000        755,160
        Trust 93-3, Series 1993-3A, 5.400%, 9/15/00 ...................    500,000        495,170

                                      136


    Merrill Lynch Home Equity Loan Asset Backed Pass Thru Ctf.,
        Series 1992-1, Class A, IF, 7/15/22 ...........................     704,537        706,017
    Morgan Stanley Mortgage Trust, CMO, Series 38-4,
        PO, 11/20/21 ..................................................      55,767         42,002
    Navistar Financial Corp. Owner Trust Asset Backed Pass Thru Ctf.,
        Series 1995-A, Class A2, 6.550%, 11/20/01 .....................   1,720,915      1,731,670
    Olympic Automobile Rec. Trust Asset Backed Pass Thru Ctf.,
        Series 1996-C Class A5, 7.000%, 12/15/01 ......................   1,000,000      1,020,020
    Ryland Acceptance Corp. Four, CMO, Series 78,
        Class 78-B, 9.550%, 3/1/16 ....................................     384,295        392,401
    Standard Credit Card Master Trust Asset Backed Ctf.,
        Series 1995-2, Class A, 8.625%, 1/7/02 ........................   2,000,000      2,003,680
    Standard Credit Card Trust, Series 1991-3, Participation Ctf.,
        Class A, 8.875%, 9/7/99 .......................................     425,000        442,346
    Western Financial Asset Backed Pass Thru Ctf.,
        Series 1996-C, Class A4, 6.800%, 12/20/03 .....................   4,000,000      4,059,520
    Western Financial Grantor Trust Auto Receivable P/T Ctf:
        1993-4, Class A1, 4.600%, 4/1/99 ..............................     302,975        301,748
        1993-3, Class A, 6.650%, 12/1/99 ..............................     343,869        347,352
    World Omni Automobile Lease Sec Trust Asset Backed Ctf.,
        Series 1995-A, Class A, 6.050%, 11/25/01 ......................   1,890,205      1,892,568
                                                                                        ----------
  (Cost $29,384,286)                                                                    29,778,105
                                                                                        ----------
  Industrial -- 1.39%
    Texaco Capital, Inc.:
        8.650%, 1/30/98 ...............................................   2,000,000      2,055,650
        9.000%, 11/15/97 ..............................................     300,000        308,051
                                                                                      ------------
  (Cost $2,351,939)                                                                      2,363,701
                                                                                      ------------
TOTAL CORPORATE BONDS AND NOTES .......................................                 32,141,806
                                                                                      ------------
  (Cost $31,736,225)
TOTAL INVESTMENTS .....................................................               $169,927,452
                                                                                      ============
  (Cost $169,689,801)

See Notes to Financial Statements.

                                      137

Pegasus Short Bond Fund
PORTFOLIO OF INVESTMENTS -- (Continued)
December 31, 1996

                       Notes to Portfolio of Investments

The Fund invests in securities whose value is derived from an underlying pool of mortgages or consumer loans. Some of these securities are collateralized mortgage obligations (CMOs). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders which are collateralized by a pool of mortgages held under an indenture.

Adjustable Rate (AR)

Inverse Floaters (IF) represent securities that pay interest at a rate that increases (decreases) with a decline (increase) in a specified index.

Interest Only (IO) represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. The face amount shown represents the par value on the underlying pool. The yields on these securities are generally higher than prevailing market yields on other mortgage-backed securities because their cash flow patterns are more volatile and there is a greater risk that the initial investment will not be fully recouped. These securities are subject to accelerated principal paydowns as a result of prepayments or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

High Coupon Bonds (HB) (a.k.a. "IOettes") represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IO securities. Unlike IO's the owner also has a right to receive a very small portion of principal. The high interest rate results from taking interest payments from other classes in the REMIC Trust and allocating them to the small principal of the HB class.

Principal Only (PO) represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

See Notes to Financial Statement

Pegasus Income Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                              Description                              Face Amount   Market Value
                              -----------                              -----------   ------------
TEMPORARY CASH INVESTMENT -- 0.35%
  Salomon Brothers, Revolving Repurchase Agreement, 6.90%, 1/2/97,
    (secured by various U.S. Treasury Strips with maturities ranging
    from 11/15/04 through 5/15/06, all held at Chase Bank) ............$   678,084   $    678,084
  (Cost $678,084)
U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 52.92%
  U.S. Treasury Securities -- 47.11%
    U.S. Treasury Bonds:
        12.750%, 11/15/10 .............................................  6,900,000      9,766,743
        10.375%, 11/15/12 .............................................  5,000,000      6,439,050
        7.500%, 11/15/16 ..............................................  4,865,000      5,266,363
        8.750%, 5/15/17 ...............................................    750,000        915,120
        8.125%, 8/15/19 ...............................................  1,000,000      1,156,720
        7.875%, 2/15/21 ...............................................  6,675,000      7,544,819
        8.125%, 5/15/21 ...............................................  4,395,000      5,099,562
        6.750%, 8/15/26 ...............................................  4,340,000      4,372,550
    U.S. Treasury Notes:
        8.875%, 11/15/98 ..............................................  2,650,000      2,788,303
        6.875%, 8/31/99 ...............................................  1,585,000      1,618,190
        7.875%, 11/15/99 ..............................................    990,000      1,037,183
        7.750%, 11/30/99 ..............................................  2,440,000      2,549,410
        7.750%, 1/31/00 ...............................................  6,450,000      6,749,345
        8.500%, 2/15/00 ...............................................    830,000        886,415
        6.875%, 3/31/00 ...............................................    800,000        818,000
        6.750%, 4/30/00 ...............................................  8,000,000      8,151,280
        6.125%, 7/31/00 ...............................................  5,000,000      5,000,000
        8.750%, 8/15/00 ...............................................  1,870,000      2,026,613
        6.250%, 8/31/00 ...............................................  3,000,000      3,011,250
        6.375%, 3/31/01 ...............................................  1,100,000      1,107,392
        7.500%, 11/15/01 .............................................. 11,950,000     12,579,287
        7.500%, 5/15/02 ...............................................    150,000        158,601
        7.250%, 5/15/04 ...............................................  1,500,000      1,578,285
        7.250%, 8/15/04 ...............................................  1,000,000      1,052,500
                                                                                      -----------
  (Cost $91,184,678)                                                                   91,672,981
                                                                                      -----------
  Agency Obligations -- 5.81%
    Federal Home Loan Bank, Series EG01, 5.940%, 1/30/01 ..............  3,000,000      2,943,570
    Federal Home Loan Mortgage Corp. Debentures, 7.350%, 3/22/05 ......  8,000,000      8,365,560
                                                                                      -----------
  (Cost $11,105,252)                                                                   11,309,130
                                                                                      -----------
TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS ..........................               102,982,111
                                                                                      -----------
  (Cost $102,289,930)
CORPORATE BONDS AND NOTES -- 43.77%
  Finance -- 34.69%

    ABN AMRO Bank N.V., 7.250%, 5/31/05 ...............................  4,800,000      4,881,902
    Advanta Mortgage Loan Trust Asset Backed Ctf.,
        Series 1994-3, Class A2, 7.600%, 7/25/10 ......................  3,731,408      3,778,834
    Chase Manhattan Corp., Subordinated Note,
        9.750%, 11/1/01 ...............................................  3,000,000      3,375,408

                                      139


    Chemical Master Credit Card Trust 1 Asset Backed Ctf.,
      Series 1995-3, Class A, 6.230%, 8/15/02 .........................  2,500,000      2,468,950
    Chevy Chase Auto Receivables Trust Asset Backed Pass Thru Ctf.,
      Series 1995-2, Class A, 5.800%, 6/15/02 .........................  1,938,146      1,940,782
    Dayton Hudson Credit Card Master Trust Assest Backed Ctf.,
      Series 1995-1, Class A, 6.100%, 2/25/02 .........................  2,500,000      2,509,850
    Ford Motor Credit Co., 9.250%, 6/15/98 ............................    470,000        490,115
    General Electric Capital Corp., 8.850%, 4/1/05 ....................  3,500,000      3,940,199
    Goldman Sachs Group, Note 144A, 6.100%, 4/15/98 ...................  3,000,000      2,992,767
    Grand Metro Investment Corp. Guaranteed Note,
      7.450%, 4/15/35 .................................................  4,500,000      4,793,328
    Green Tree Financial Corp. Asset Backed Pass Thru Ctf.,
      Series 1994-B1, Class A1, 7.150%, 7/15/14 .......................    704,345        718,235
    Lehman Brothers Holdings Inc., Medium Term Note
      Tranche #TR 00079, 8.875%, 2/15/00 ..............................  6,825,000      7,241,291
    MBNA Master Credit Card Trust Asset Backed Pass Thru Ctf.,
      Series 1994-C, Class A, Adjustable Rate, 3/15/04 ................  1,655,000      1,665,890
    Mellon Financial Corp., 7.625%, 11/15/99 ..........................  2,310,000      2,384,842
    National Rural Utilities Coop Financial Corp., 6.750%, 9/1/01 .....  4,290,000      4,329,850
    Norwest Corp., Senior Medium Term Note, 7.750%, 3/1/02 ............  1,500,000      1,579,661
    Olympic Automobile Receivables Trust Asset Backed Pass Thru Ctf.:
      Series 1995-D, Class A5, 6.150%, 7/15/01 ........................  2,300,000      2,302,323
      Series 1996-C, Class A5, 7.000%, 12/15/01 .......................  3,000,000      3,060,060
    Salomon Inc., 6.700%, 12/1/98 .....................................  3,700,000      3,718,903
    Security Pacific Acceptance Corp. Asset Backed Pass Thru Ctf.,
      Series 1995-1, Class A3, 7.250%, 4/10/20 ........................  2,000,000      2,042,980
    Standard Credit Card Trust Participation Ctf.,
      Series 1991-3, Class A, 8.875%, 9/7/99 ..........................  3,100,000      3,226,523
    Western Financial Asset Backed Pass Thru Ctf.,
      Series 1996-C, Class A4, 6.800%, 12/20/03 .......................  4,000,000      4,059,520
                                                                                       ----------
(Cost $66,733,533)                                                                     67,502,213
                                                                                       ----------
  Industrial -- 6.12%
    Beckman Instruments, 7.050%, 6/1/26 ...............................  3,000,000      3,057,453
    Columbia HCA Healthcare Corp., Medium Term Note,
      6.870%, 9/15/03 .................................................  4,250,000      4,270,863
    Ford Motor Credit Co., 9.375%, 12/15/97 ...........................  4,450,000      4,587,554
                                                                                       ----------
  (Cost $11,835,731) ..................................................                11,915,870
                                                                                       ----------
  Public Utility -- 2.96%
    Bell Telephone Co. Pennsylvania, 8.350%, 12/15/30 .................  4,000,000      4,792,680
    West Texas Utilities Co. First Mortgage, 6.375%, 10/1/05 ..........  1,000,000        964,163
                                                                                       ----------
  (Cost $5,478,810)                                                                     5,756,843
                                                                                       ----------
TOTAL CORPORATE BONDS AND NOTES .......................................                85,174,926
                                                                                       ----------
(Cost $84,048,074)

                                      140


FOREIGN -- 2.96%
  SNCB Belgium Railroad Notes 144A Private Placement,
    8.875%, 12/1/24 ...................................................  5,000,000      5,759,380
                                                                                     ------------
  (Cost $5,716,020)
TOTAL INVESTMENTS .....................................................              $194,594,501
                                                                                     ============
  (Cost $192,732,108)

See Notes to Financial Statements.

Pegasus International Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996


                              Description                                       Face Amount         Market Value
                              -----------                                       -----------         ------------
TEMPORARY CASH INVESTMENT --5.25%
  Salomon Brothers, Revolving Repurchase Agreement, 6.90%, 1/2/97
    (secured by various U.S. Treasury Strips with maturities ranging
    from 11/15/04 through 5/15/06, all held at Chase Bank) ............         $ 2,838,379          $2,838,379
                                                                                                     ----------
  (Cost $2,838,379)
                                                                                    Par
                                                                                (In foreign
                                                                                currencies)
                                                                                -----------
FOREIGN BONDS--94.75%
Australia--4.04%
  Australia (Commonwealth), 9.00%, 9/15/04 ............................           2,500,000           2,182,751
                                                                                                     ----------
Austria--2.03%
  Republic of Austria, 6.00%, 4/1/98 ..................................             600,000             401,399
  Republic of Austria, 7.00%, 1/20/03 .................................           7,000,000             698,738
                                                                                                     ----------
                                                                                                      1,100,137
                                                                                                     ----------
Belgium -- 3.44%
  Belgium Government, Series 19, 6.50%, 3/31/05 .......................          56,000,000           1,858,527
                                                                                                     ----------
Canada--4.60%
  Canadian Government, 9.75%, 10/1/97 .................................             200,000             152,847
  Canadian Government, 10.75%, 3/15/98 ................................             500,000             395,031
  Canadian Government, 6.50%, 6/1/04 ..................................           2,600,000           1,940,763
                                                                                                     ----------
                                                                                                      2,488,641
                                                                                                     ----------
Denmark--2.28%

  Kingdom of Denmark, 9.00%, 11/15/98 .................................           2,000,000             369,221
  Kingdom of Denmark, 7.00%, 11/15/07 .................................           5,000,000             861,600
                                                                                                     ----------
                                                                                                      1,230,821
                                                                                                     ----------
Finland--4.34%
  Republic of Finland, 5.50%, 2/9/01 ..................................           2,000,000           1,337,998
  Republic of Finland, 6.00%, 1/29/02 .................................          30,000,000             309,835
  Republic of Finland, 7.25%, 4/18/06 .................................           3,000,000             698,275
                                                                                                     ----------
                                                                                                      2,346,108
                                                                                                     ----------
France --9.76%
  Government of France, 8.50%, 6/25/97 ................................           2,800,000             551,411
  Government of France, 5.75%, 3/12/01 ................................           5,000,000           1,010,630
  Government of France, 5.50%, 4/25/04 ................................          16,100,000           3,123,230
  Government of France, 6.50%, 4/25/11 ................................           3,000,000             595,068
                                                                                                     ----------
                                                                                                      5,280,339
                                                                                                     ----------
Germany-- 9.64%
  Deutsche Bundespost, 5.75%, 4/2/01 ..................................           3,000,000           2,024,321
  Deutsche Bundespost, 7.50%, 8/2/04 ..................................             600,000             431,300
  Bundesrepublic, 9.00%, 10/20/00 .....................................             600,000             451,039
  Bundesrepublic, 6.00%, 1/5/06 .......................................           3,500,000           2,306,294
                                                                                                     ----------
                                                                                                      5,212,954
                                                                                                     ----------

                                      142


International--13.49%
  Asian Development Bank, 3.125%, 6/29/05 ...........          200,000,000           1,787,714
  Asian Development Bank, 5.00%, 2/5/03 .............           40,000,000             400,620
  (Council of Europe) 6.875%, 3/5/01 ................           30,000,000             313,065
  European Investment Bank, 7.50%, 11/4/02 ..........              600,000             430,599
  European Investment Bank, 8.00%, 6/10/03 ..........            1,300,000           2,277,527
  Inter-American Development Bank, 2.25%, 2/5/02 ....          200,000,000           1,725,252
  Inter-American Development Bank, 7.25%, 5/15/00 ...           35,000,000             360,343
                                                                                   -----------
                                                                                     7,295,120
                                                                                   -----------
Italy--9.28%
  Italian Government, 8.50%, 1/1/99 .................        3,500,000,000           2,396,251
  Italian Government, 9.50%, 2/1/06 .................        3,500,000,000           2,624,137
                                                                                   -----------
                                                                                     5,020,388
                                                                                   -----------
Japan --9.46%
  Export-Import Bank of Japan, 4.375%, 10/1/03 ......           30,000,000             292,065
  Export-Import Bank of Japan, 2.875%, 7/28/05 ......          200,000,000           1,755,406
  International Bank of Reconstruction & Development,
    5.25%, 3/20/02 ..................................           30,000,000             302,242
  International Bank of Reconstruction & Development,
    4.75%, 12/20/04 .................................          200,000,000           2,007,409
  Japan Development Bank, 6.50%, 9/20/01 ............           35,000,000             366,562
  Government of Japan, 4.50%, 12/20/04 ..............           40,000,000             393,969
                                                                                   -----------
                                                                                     5,117,653
                                                                                   -----------
Netherlands --5.94%
  Netherland Government, 5.75%, 1/15/04 .............            5,000,000           2,954,206
  Unilever NV, 9.875%, 9/4/97 .......................            1,300,000             260,376
                                                                                   -----------
                                                                                     3,214,582
                                                                                   -----------
New Zealand--2.73%
  New Zealand Government, 8.00%, 4/15/04 ............            2,000,000           1,475,671
                                                                                   -----------
Spain--3.39%
  Spanish Government, 8.00%, 5/30/04 ................          220,000,000           1,834,756
                                                                                   -----------
Sweden--2.66%
  Swedish Government, 8.00%, 8/15/07 ................            9,000,000           1,439,270
                                                                                   -----------
United Kingdom--7.67%
  Barclays Bank, 10.25%, 12/10/97 ...................              120,000             211,363
  United Kingdom Exchequer, 12.25%, 3/26/99 .........              250,000             473,683
  United Kingdom Treasury, 7.00%, Stock 2001 ........            1,000,000           1,693,118
  United Kingdom Treasury, 8.00%, Stock 2013 ........            1,000,000           1,765,847
                                                                                   -----------
                                                                                     4,144,011
                                                                                   -----------
TOTAL FOREIGN BONDS .................................                               51,241,729
                                                                                   -----------
  (Cost $50,001,282)
TOTAL INVESTMENTS ...................................                              $54,080,108
                                                                                   ===========
  (Cost $52,839,661)

                      See Notes to Financial Statements.

Pegasus Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996

                              Description                                 Face Amount   Market Value
                              -----------                                 -----------   ------------
MUNICIPAL BONDS -- 98.63%
  Alabama -- 2.21%
  Courtland Industrial Development Board Solid Waste Disposal Revenue,
    Series A, 6.50%, 9/1/25 ...........................................   $ 5,000,000    $ 5,059,600
  Huntsville General Obligation Unlimited Tax Warrants Series A,
    5.50%, 2/1/20 .....................................................     3,000,000      2,970,840
                                                                                          ----------
                                                                                           8,030,440
                                                                                          ----------
  Alaska -- 0.95%
  Alaska Student Loan Revenue State Assisted Series A (AMBAC Insured),
    6.125%, 7/1/05 ....................................................       800,000        840,264
  Fairbanks North Star Boro Refunding Series S (MBIA Insured),
    5.45%, 3/1/06 .....................................................     2,500,000      2,593,825
                                                                                           3,434,089
  Arizona -- 2.20%
  Maricopa County General Obligation Unlimited Tax School District No.
    28 Series B (FGIC Insured), 6.00%, 7/1/14 .........................     2,500,000      2,598,525
  Salt River Project Agricultural Improvement Power District Revenue,
    Electric System Series D, 6.00%, 1/1/08 ...........................       625,000        679,875
  Salt River Project Agricultural Refunding Series B, 5.25%, 1/1/19 ...     5,000,000      4,722,900
                                                                                          ----------
                                                                                           8,001,300
                                                                                          ----------
  California -- 9.00%
  Los Angeles Wastewater System Revenue Series D (MBIA Insured),
    6.70%, 12/1/21 ....................................................    10,000,000     11,085,600
  Northern California Public Power Agency Revenue Refunding Geothermal
    Project A (AMBAC Insured):
      5.60%, 7/1/06 ...................................................     3,500,000      3,707,515
      5.65%, 7/1/07 ...................................................     4,800,000      5,086,704
  Orange Co. Recovery CTFS PRTN CA Series A (MBIA Insured),
    5.80%, 7/1/16 .....................................................     5,315,000      5,392,971
  Sacramento Cogeneration Authority Revenue:
    7.00%, 7/1/05 .....................................................     1,500,000      1,650,075

    6.20%, 7/1/06 .....................................................     2,500,000      2,616,850
  Sacramento, California M.U.D. (MBIA Insured) 5.75%, 1/1/10 ..........     3,000,000      3,109,770
                                                                                          ----------
                                                                                          32,649,485
                                                                                          ----------
  Colorado -- 5.27%
  Denver City & Co. Airport Revenue:
    Series B, 7.25%, 11/15/05 .........................................     3,000,000      3,290,310
    Series C, 6.50%, 11/15/06 .........................................     2,000,000      2,072,620
    Series D, 7.75%, 11/15/13 .........................................     6,925,000      8,352,589
    Series A, 8.50%, 11/15/23 .........................................     2,500,000      2,854,700
    Series A, 8.00%, 11/15/25 .........................................     2,295,000      2,564,181
                                                                                          ----------
                                                                                          19,134,400
                                                                                          ----------
  Florida -- 6.71%
  Broward County Educational Facilities Authority Revenue, 5.70%,
    4/1/05 ............................................................     1,440,000      1,502,395
  Lakeland Electric & Water Revenue Refunding Series B
    (FGIC Insured), 6.00%, 10/1/11 ....................................     4,000,000      4,324,240

                                      144


  Lee County Transportation Facilities Revenue (MBIA Insured),
    5.75%, 10/1/27 ....................................................     9,640,000      9,758,572
  Florida Ports Fing Community Revenue (MBIA Insured), 5.375%, 6/1/16 .     2,000,000      1,938,980
  Florida State Board of Education Capital Outlay General Obligation
    Unlimited Tax Refunding Series E, 4.75%, 6/1/22 ...................     6,000,000      5,323,860
  Florida State Pollution Control Series Y, 6.40%, 7/1/08 .............     1,400,000      1,508,458
                                                                                          ----------
                                                                                          24,356,505
                                                                                          ----------
  Georgia -- 8.86%
  Fulton County School District General Obligation Unlimited Tax
    Refunding, 6.375%, 5/1/10 .........................................     5,000,000      5,572,300
  Gainesville Water & Sewer Revenue Series B (FGIC Insured),
    6.00%, 11/15/12 ...................................................     3,950,000      4,255,019
  Georgia General Obligation Unlimited Tax:
    7.10%, 9/1/09 .....................................................     8,500,000     10,071,990
    6.75%, 9/1/11 .....................................................    10,000,000     11,581,500
  Georgia State Housing and Finance Authority Revenue Series B, 6.10%,
    12/1/12 ...........................................................       650,000        669,142
                                                                                          ----------
                                                                                          32,149,951
                                                                                          ----------
  Hawaii -- 1.19%
  Hawaii Airport Systems Revenue Refunding Third Series (AMBAC
    Insured), 5.75%, 7/1/09 ...........................................     4,200,000      4,323,858
  Illinois -- 9.97%
  Chicago Metropolitan Water Capital Improvement, 5.50%, 12/1/12 ......     1,000,000      1,015,350
  Chicago O'Hare International Airport Revenue Refunding Second Lien
    Series C (MBIA Insured), 5.75%, 1/1/09 ............................     2,490,000      2,612,259
  Chicago O'Hare International Airport Revenue Series A
    (AMBAC Insured):
      5.625%, 1/1/13 ..................................................     5,000,000      5,014,250
      5.625%, 1/1/14 ..................................................     5,000,000      5,014,250
  Cook County Community College Participation Ctfs. District #508
    Series C (MBIA Insured), 7.70%, 12/1/04 ...........................     5,000,000      5,961,750
  DuPage Co. Forest Preservation District Refunding, 6.00%, 11/1/03 ...     1,750,000      1,891,820
  Evanston General Obligation Unlimited Tax, 6.10%, 12/1/09 ...........     1,000,000      1,053,860
  Illinois Health Facilities Authority Revenue Northwestern Memorial
    Hospital Series A, 5.60%, 8/15/06 .................................     1,000,000      1,042,220
  Illinois Health Facilities Authority Revenue Refunding (FGIC
    Insured), 6.00%, 8/15/05 ..........................................     1,000,000      1,072,900
  Illinois Housing Development Series A, 5.95%, 7/1/21 ................     2,000,000      2,015,520
  Illinois State Sales Tax Revenue Refunding Series Q, 5.75%, 6/15/06 .     5,000,000      5,320,350
  Winnebago & Boone Counties General Obligation Unlimited Tax 7.35%,
    2/1/04 ............................................................     3,600,000      4,184,244
                                                                                          ----------
                                                                                          36,198,773
                                                                                          ----------

                                      145


  Indiana -- 1.74%
  Ball State University Revenue Student Fee Series G (FGIC Insured),
    6.125%, 7/1/09 ....................................................       400,000        420,964
  Fort Wayne Sewer Works Improvement Revenue Indiana (FGIC Insured),
    5.75%, 8/1/10 .....................................................     1,100,000      1,120,141
  Indiana State Vocational Technology Revenue Series D, 5.90%, 7/1/06 .     1,000,000      1,068,180
  Indiana Transportation Finance Authority, Series A
    6.25%, 11/1/16 ....................................................     1,500,000      1,621,455
  North Adams Community Schools Participation Ctfs., 5.75%, 7/15/12 ...     1,000,000      1,017,390
  St. Joseph Co. Hospital Authority Facilities Revenue (MBIA Insured),
    Memorial Hospital South Bend Project, 6.25%, 8/15/12 ..............     1,000,000      1,060,950
                                                                                          ----------
                                                                                           6,309,080
                                                                                          ----------
  Maryland -- 0.28%
  Maryland State Community Development Administration Dept. Housing &
    Community Development, First Series, 5.80%, 4/1/07 ................     1,000,000      1,032,030
                                                                                          ----------
  Massachusetts -- 5.35%
  Massachusetts General Obligation Unlimited Tax Refunding
    Series A, 6.25%, 7/1/02 ...........................................    12,000,000     12,979,200
  Massachusetts State Housing Finance Agency Revenue Single Family
    Series 47 (AMBAC Insured), 6.00%, 12/1/15 .........................     4,000,000      4,076,760
  Massachusetts State Industrial Finance Agency Revenue (MBIA Insured),
    6.00%, 1/1/15 .....................................................     2,265,000      2,368,012
                                                                                          ----------
                                                                                          19,423,972
                                                                                          ----------
  Michigan -- 3.51%
  Caledonia Community Schools General Obligation Unlimited Tax (MBIA
    Insured), 5.85%, 5/1/22 ...........................................     1,500,000      1,531,935
  Grand Rapids Water Supply System Revenue (FGIC Insured),
    6.30%, 1/1/04 .....................................................       250,000        268,633
  Michigan State Building Authority Revenue Series I, 6.40%, 10/1/04 ..       600,000        651,870
  Michigan State Housing Development Authority Revenue:
    Series C, 6.375%, 12/1/11 .........................................     1,450,000      1,506,579
      Series D, 5.95%, 12/1/16 ........................................     5,000,000      5,037,900
  Rochester Community School District School Building & Site Unlimited
    Tax, 6.50%, 5/1/06 ................................................       250,000        273,182
  Royal Oak Hospital Finance Authority Revenue, William Beaumont
    Hospital:
      Series C, 7.20%, 1/1/05 .........................................       250,000        269,618
      Series G, 5.60%, 11/15/11 .......................................       850,000        845,274
  Saranac Community School District, 6.00%, 5/1/13 ....................       250,000        256,983
  Wyandotte Electric Revenue Refunding (MBIA Insured), 6.25%, 10/1/17 .     2,000,000      2,109,540
                                                                                          ----------
                                                                                          12,751,514
                                                                                          ----------
  Minnesota -- 1.88%
  Minnesota State Housing Finance Agency Series D (MBIA Insured) 5.90%,
    8/1/15 ............................................................     6,735,000      6,842,019
                                                                                          ----------

                                      146


  Missouri -- 2.38%
  Missouri Health & Educational Facilities Authority Revenue Refunding
    Series A (FGIC Insured):
      6.80%, 2/15/06 ..................................................     2,150,000      2,377,105
      6.875%, 2/15/21 .................................................     2,000,000      2,216,860
  Sikeston Electric Revenue Refunding (MBIA Insured), 6.00%, 6/1/05 ...     3,710,000      4,032,510
                                                                                          ----------
                                                                                           8,626,475
                                                                                          ----------
  Nevada -- 1.28%
  Clark County Industrial Development Revenue Project C Refunding
    (AMBAC Insured), 7.20%, 10/1/22 ...................................     4,115,000      4,649,497
                                                                                          ----------
  New Jersey -- 0.12%
  Gloucester Co. Improvement Authority Gtd. Revenue, Solid Waste
    Landfill Project Series AA, 6.20%, 9/1/07 .........................       400,000        424,312
                                                                                          ----------
  New Mexico -- 0.96%
  New Mexico Mortgage Finance Authority Revenue, 5.90%, 7/1/16 ........     3,445,000      3,472,284
                                                                                          ----------
  New York -- 5.33%
  New York City General Obligation Unlimited Tax Refunding Series A,
    6.25%, 8/1/08 .....................................................     5,000,000      5,221,900
  New York State Dormitory Authority Revenue, 5.875%, 7/1/08 ..........     5,000,000      5,081,500
  New York State Location Assistance Corp. Refunding Series E, 5.00%,
    4/1/21 ............................................................     9,500,000      8,765,745
  Tri-Borough Bridge & Tunnel Authority Revenue General Purpose Series
    X, 6.625%, 1/1/12 .................................................       250,000        284,402
                                                                                          ----------
                                                                                          19,353,547
                                                                                          ----------
  North Carolina -- 2.62%
  North Carolina Housing Finance Agency Single Family Revenue:
      Series BB, 6.50%, 9/1/26 ........................................     4,315,000      4,420,890
      Series FF, 6.25%, 3/1/28 ........................................     5,000,000      5,079,800
                                                                                          ----------
                                                                                           9,500,690
                                                                                          ----------
  Ohio -- 3.32%
  Columbus School District Private Placement, Installment Lease
    Agreement, 9.39%, 5/1/97 ..........................................       375,742        383,256
  Franklin Co. Hospital Revenue, Children's Hospital Series A, 6.50%,
    5/1/07 ............................................................       950,000      1,034,740
  Montgomery County Hospital Revenue Refunding (MBIA Insured), 5.625%,
    4/1/16 ............................................................     4,500,000      4,483,845
  Ohio General Obligation State of Public & Sewer Imports Unlimited
    Tax, 6.00%, 8/1/07 ................................................     1,000,000      1,092,800
  Ohio Housing Financial Agency Mortgage Revenue Residential GNMA
    Series A-1, 6.20%, 9/1/14 .........................................     1,670,000      1,727,081
  Ohio State Building Authority Revenue, State Facilities Adult
    Correctional Building Fund Series A, 6.125%, 10/1/09 ..............       250,000        266,520
  Ohio State Community Turnpike Revenue Series A (MBIA Insured), 5.70%,
    2/15/17 ...........................................................     3,000,000      3,045,480
                                                                                          ----------
                                                                                          12,033,722
                                                                                          ----------

                                      147


  Pennsylvania -- 0.56%
  Pennsylvania State Higher Educational Facilities Authority Revenue
    (MBIA Insured), 5.625%, 5/1/14 ....................................     2,000,000      2,015,700
                                                                                          ----------
  Rhode Island -- 1.41%
  Rhode Island Depositors Economic Protection Series A (MBIA Insured),
    6.30%, 8/1/05 .....................................................     4,640,000      5,112,677
                                                                                          ----------
  South Carolina -- 0.55%
  Greenville Hospital System Facilities Revenue SC Health Hospital
    Nursing Home Improvements Series A, 5.60%, 5/1/10 .................     2,000,000      2,013,180
                                                                                          ----------
  South Dakota -- 2.03%
  Heartland Consumers Power District Electric Revenue Refunding
    Electric Light & Power Improvements, 6.00%, 1/1/17 ................     2,500,000      2,677,300
  South Dakota Housing Development Authority Series A, 5.70%, 5/1/08 ..     2,300,000      2,329,693
  South Dakota Housing Development Authority Revenue Series C, 6.25%,
    5/1/15 ............................................................     1,000,000      1,027,470
  South Dakota State Building Authority Lease Revenue (AMBAC Insured),
    6.625%, 9/1/12 ....................................................     1,200,000      1,320,984
                                                                                          ----------
                                                                                           7,355,447
                                                                                          ----------
  Tennessee -- 1.55%
  Knox County Health, Educational, & Housing Facilities Revenue (MBIA
    Insured), 7.25%, 1/1/09 ...........................................     1,360,000      1,601,645
  Memphis General Obligation Unlimited Tax, 5.25%, 7/1/13 .............     3,775,000      3,719,734
  Metropolitan Government Nashville/Davis County Revenue Refunding,
    7.00%, 1/1/14 .....................................................       295,000        298,658
                                                                                          ----------
                                                                                           5,620,037
                                                                                          ----------
  Texas -- 9.54%
  Austin Utility System Revenue (AMBAC Insured), 6.50%, 5/15/11 .......       250,000        274,845
  Harris Co. Flood Control District Refunding General Obligation
    Limited, 6.25%,10/1/05 ............................................       250,000        265,485
  Houston General Obligation Refunding Series C, 6.00%, 3/1/05 ........       400,000        418,448
  Richardson Hospital Authority, 6.50%, 12/1/12 .......................     3,925,000      4,006,365
  San Antonio Hotel Occupancy Tax Revenue (FGIC Insured), 5.70%,
    8/15/26 ...........................................................    10,000,000      9,992,100
  San Antonio Water Revenue Refunding (MBIA Insured), 6.50%, 5/15/10 ..       250,000        272,717
  Tarrant Co. Water Control & Improvement District #1 Revenue Refunding
    Series A, 6.10%, 3/1/05 ...........................................       400,000        419,320
  Texas College Student Loan, 6.50%, 8/1/07 ...........................     4,000,000      4,212,400
  Texas General Obligation Unlimited Tax:
    Series A, 8.00%, 10/1/99 ..........................................     3,930,000      4,322,764
    7.70%, 8/1/06 .....................................................     1,305,000      1,371,424
    Series B, 5.625%, 10/1/12 .........................................     5,000,000      5,108,650

                                      148


  Texas General Obligation Refunding Series A Unlimited Tax, 6.00%,
    10/1/05 ...........................................................     1,000,000      1,088,930
  Texas Turnpike Austin Dallas Northway RV (FGIC Insured) President
    George Bush Turnpike Highway Improvements, 5.25%, 1/1/23 ..........     3,000,000      2,874,900
                                                                                          ----------
                                                                                          34,628,348
                                                                                          ----------
  Virginia -- 3.19%
  Virginia State Housing Development Authority Revenue, 5.60%, 11/1/10      1,500,000      1,500,900
  Virginia State Housing Development Commonwealth Series H, 6.20%,
    1/1/08 ............................................................     1,000,000      1,030,800
  Virginia State Public School Authority Revenue Series A, 6.25%,
    1/1/11 ............................................................       500,000        517,740
  Virginia State Transportation Board Contract Revenue:
    #58 Corridor Series B, 5.125%, 5/15/17 ............................     6,320,000      6,004,632
    #58 Corridor, 6.00%, 5/15/19 ......................................     2,500,000      2,526,600
                                                                                          ----------
                                                                                          11,580,672
                                                                                          ----------
  Washington -- 2.37%
  Kent General Obligation Unlimited Tax (AMBAC Insured), 5.40%, 12/1/06     1,300,000      1,351,038
  King Co. General Obligation Series A, 7.00%, 12/1/07 ................       550,000        602,256
  Washington General Obligation Unlimited Tax Refunding, 5.75%, 9/1/09      2,000,000      2,124,860
  Washington State Public Power Supply Nuclear Project No. 2 Revenue
    Refunding Series C, 7.625%, 7/1/10 ................................     4,000,000      4,519,120
                                                                                          ----------
                                                                                           8,597,274
                                                                                          ----------
  West Virginia -- 1.24%
  Braxton Co. Solid Waste Disposal Revenue, 6.125%, 4/1/26 ............     4,475,000      4,493,169
                                                                                          ----------
  Wisconsin -- 0.84%
  Wisconsin Housing & Economic Development Authority Revenue Series A,
    6.15%, 9/1/17 .....................................................     1,500,000      1,528,215
  Wisconsin State Health & Educational Facilities Authority Revenue,
    Lutheran Hospital Benevolent Development Fund
      Series A, 5.60%, 2/15/09 ........................................       450,000        459,086
  Wisconsin State Transportation Revenue Series B, 5.75%, 7/1/12 ......     1,000,000      1,060,560
                                                                                          ----------
                                                                                           3,047,861
                                                                                          ----------
  Wyoming -- 0.22%
  Wyoming Community Development Authority Series D, 7.60%, 6/1/17 .....       800,000        812,208
                                                                                          ----------
TOTAL MUNICIPAL BONDS .................................................                  357,974,516
                                                                                        ------------
  (Cost $346,147,347)
TEMPORARY CASH INVESTMENT -- 1.37%
  Pegasus Municipal Money Market Fund .................................     4,972,246      4,972,246
                                                                                        ------------
  (Cost $4,972,246)
TOTAL INVESTMENTS .....................................................                 $362,946,762
                                                                                        ============
  (Cost $351,119,593)

                      See Notes to Financial Statements.

Pegasus Intermediate Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996


                              Description                                 Face Amount   Market Value
                              -----------                                 -----------   ------------
MUNICIPAL BONDS -- 99.45%
  Alabama -- 0.91%
  Courtland Industrial Development Board Solid Waste Disposal Revenue,
    Series A, 6.50%, 9/1/25 ...........................................   $ 3,500,000   $  3,541,720
                                                                                        ------------
  Alaska -- 0.67%
  Alaska Student Loan Revenue State Assisted Series A, 5.50%, 7/1/04 ..     1,000,000      1,007,600
  North Slope Boro General Obligation Unlimited Tax Refunding Series G,
    8.35%, 6/30/98 ....................................................     1,500,000      1,596,885
                                                                                        ------------
                                                                                           2,604,485
                                                                                        ------------
  Arizona -- 0.57%
  Maricopa Co. General Obligation School District No. 41 Series C (FGIC
    Insured), 6.10%, 7/1/14 ...........................................     2,000,000      2,192,340
                                                                                        ------------
  California -- 7.08%
  Los Angeles Wastewater System Revenue Series A (MBIA Insured), 8.50%,
    6/1/00 ............................................................     1,360,000      1,538,704
  MSR Public Power Agency San Juan Project Revenue Refunding Series F
    (AMBAC Insured), 5.55%, 7/1/02 ....................................     1,615,000      1,701,144
  Northern California Power Agency Refunding Series B-1, 8.00%, 7/1/24      3,000,000      3,185,430
  Orange Co. Recovery CTFS PRTN CA Series A (MBIA Insured), 5.70%,
    7/1/10 ............................................................     4,000,000      4,122,560
  Sacramento Cogeneration Authority Revenue:
    5.60%, 7/1/99 .....................................................     3,300,000      3,356,826
    5.80%, 7/1/01 .....................................................     1,300,000      1,340,924
    5.90%, 7/1/02 .....................................................     1,000,000      1,036,010
  South Coast Air Quality Management District Building Revenue
    Series B (AMBAC Insured), 7.125%, 8/1/14 ..........................     3,650,000      3,993,793
  University of California Revenues Refunding Multiple Purpose (MBIA
    Insured), 6.20%, 9/1/01 ...........................................     6,675,000      7,192,446
                                                                                        ------------
                                                                                          27,467,837
                                                                                        ------------
  Colorado -- 7.75%
  Adams Co. Single Family Mortgage Revenue Series A, 8.875%, 8/1/03 ...     1,230,000      1,522,998
  Denver City & Co. Airport Revenue:
    Series D, 7.30%, 11/15/00 .........................................     2,900,000      3,144,673
    Series C, 6.55%, 11/15/03 .........................................     1,145,000      1,227,131
    Series B, 7.25%, 11/15/05 .........................................     2,000,000      2,193,540
    Series A (MBIA Insured), 8.50%, 11/15/07 ..........................     2,000,000      2,300,600
    Series A, 8.00%, 11/15/25 .........................................     1,360,000      1,522,234
  Denver City & Co. General Obligation Refunding Water Unlimited Tax,
    7.00%, 10/1/99 ....................................................     8,665,000      9,307,943
  Denver Met Major League Baseball Stadium Revenue Refunding Sales Tax
    (FGIC Insured), 4.60%, 10/1/05 ....................................     1,000,000        982,210
  Jefferson Co. School District No. R-001 General Obligation (AMBAC
    Insured), 5.90%, 12/15/05 .........................................     3,500,000      3,722,740
  Poudre Valley Hospital Revenue (AMBAC Insured), 6.625%, 12/1/11 .....     3,750,000      4,131,412
                                                                                        ------------
                                                                                          30,055,481
                                                                                        ------------

                                      150


  District of Columbia -- 2.45%
  District of Columbia General Obligation Unlimited Tax Refunding:
    Series B-1 (AMBAC Insured), 5.10%, 6/1/03 .........................     3,000,000      3,039,330
    Series B-3 (MBIA Insured), 5.20%, 6/1/04 ..........................     2,000,000      2,028,160
  District of Columbia General Obligation Unlimited Tax Series A (AMBAC
    Insured), 7.25%, 6/1/00 ...........................................     1,125,000      1,246,343
  District of Columbia Hospital Revenue Series A, 8.75%, 1/1/15 .......     2,750,000      3,200,807
                                                                                        ------------
                                                                                           9,514,640
                                                                                        ------------
  Florida -- 5.44%
  Dade County Water & Sewer System Revenue (FGIC Insured), 5.50%,
    10/1/25 ...........................................................    10,500,000     10,342,395
  Florida State Board of Education Capital Outlay General Obligation
    Unlimited Tax Prerefunded Series A, 7.25%, 6/1/00 .................     4,620,000      5,133,929
  Lakeland Electric & Water Revenue Series B (FGIC Insured),
    6.00%, 10/1/10 ....................................................     5,170,000      5,596,060
                                                                                        ------------
                                                                                          21,072,384
                                                                                        ------------
  Georgia -- 5.92%
  Georgia General Obligation Unlimited Tax:
    7.25%, 9/1/04 .....................................................     9,440,000     11,030,074
    7.25%, 9/1/05 .....................................................    10,130,000     11,938,813
                                                                                        ------------
                                                                                          22,968,887
                                                                                        ------------
  Hawaii -- 1.27%
  Hawaii General Obligation Unlimited Tax Series BZ, 5.90%, 10/1/06 ...     2,600,000      2,813,018
  Hawaii State Department of Budget & Finance Revenue, 5.60%, 7/1/02 ..     2,065,000      2,119,950
                                                                                        ------------
                                                                                           4,932,968
                                                                                        ------------
  Illinois -- 7.10%
  Chicago Metropolitan Water General Obligation Unlimited Tax
    Refunding, 5.00%, 12/1/02 .........................................     4,500,000      4,605,255
  Chicago O'Hare International Airport Revenue Series A (AMBAC
    Insured), 5.625%, 1/1/13 ..........................................     5,000,000      5,014,250
  Metropolitan Pier & Exposition Authority Dedicated State Tax Revenue:
      6.40%, 6/1/03 ...................................................    10,495,000     11,364,931
      6.50%, 6/1/05 ...................................................     2,960,000      3,244,811
  Regional Transit Authority (AMBAC Insured), Series A, 8.00%, 6/1/03 .     2,785,000      3,282,290
                                                                                        ------------
                                                                                          27,511,537
                                                                                        ------------
  Indiana -- 1.82%
  Indiana Bond Bank Revenue, 6.00%, 2/1/04 ............................     3,670,000      3,920,294
  Indiana State Office Building Commission Revenue Limited Tax, 6.50%,
    7/1/99 ............................................................     3,000,000      3,136,770
                                                                                        ------------
                                                                                           7,057,064
                                                                                        ------------
  Iowa -- 0.79%
  Iowa Student Loan Liquidity Corp. Revenue Series A, 6.00%, 3/1/98 ...     3,000,000      3,066,270
                                                                                        ------------

                                      151


  Maryland -- 4.45%
  Maryland State Community Development Administration Department
    Revenue Fifth Series, 5.95%, 4/1/16 ...............................     3,000,000      3,036,480
  Montgomery County General Obligation Unlimited Tax Series A:
    5.125%, 4/1/08 ....................................................     5,500,000      5,574,250
    5.25%, 4/1/09 .....................................................     5,000,000      5,069,600
  Northeast Waste Disposal Authority (MBIA Insured), 5.80%, 7/1/04 ....     3,375,000      3,587,659
                                                                                        ------------
                                                                                          17,267,989
                                                                                        ------------
  Massachusetts -- 5.24%
  Massachusetts Bay Transit Authority Series A, 7.00%, 3/1/22 .........     3,500,000      3,904,670
  Massachusetts General Obligation Limited Tax Series D, Series D,
    5.125%, 11/1/08 ...................................................     9,205,000      9,233,996
  Massachusetts General Obligation Unlimited Tax:
    Series B, 9.25%, 7/1/00 ...........................................     2,000,000      2,312,900
    Series A, 6.25%, 7/1/02 ...........................................     4,500,000      4,867,200
                                                                                        ------------
                                                                                          20,318,766
                                                                                        ------------
  Minnesota -- 5.56%
  Minnesota General Obligation Unlimited Tax, 5.50%, 5/1/04 ...........     2,000,000      2,112,740
  Minnesota Housing Finance Agency Revenue:
    Series D, 5.90%, 8/1/15 ...........................................     2,750,000      2,793,697
    Series G, 6.25%, 7/1/26 ...........................................     3,475,000      3,527,438
    Series L, 6.25%, 7/1/27 ...........................................    12,910,000     13,130,632
                                                                                        ------------
                                                                                          21,564,507
                                                                                        ------------
  Nevada -- 3.07%
  Clark County General Obligation Limited Tax, 7.00%, 9/1/00 ..........     6,705,000      7,297,119
  Las Vegas General Obligation Refunding Limited Tax, 6.40%, 10/1/03 ..     2,250,000      2,466,607
  Nevada General Obligation Limited Tax:

    Series C, 5.90%, 4/1/01 ...........................................     1,000,000      1,056,100
                                                                                        ------------
    Series A, 6.00%, 5/1/02 ...........................................     1,000,000      1,065,740
                                                                                          11,885,566
                                                                                        ------------
  New York -- 9.70%
  New York City General Obligation Unlimited Tax Refunding Series I,
    5.75%, 3/15/07 ....................................................     6,500,000      6,564,350
  New York City General Obligation Unlimited Tax Series A, 6.00%,
    8/1/06 ............................................................     5,000,000      5,176,500
  New York City York General Obligation Unlimited Tax Series F (MBIA
    Insured), 3.00%, 11/15/00 .........................................     3,000,000      2,861,640
  New York City Municipal Water Authority Series C, (FGIC Insured),
    7.00%, 6/15/16 ....................................................     3,805,000      4,252,354
  New York State Dormitory Authority Revenue Series A, 5.20%, 5/15/05 .     4,300,000      4,250,937
  New York State Location Assistance Corp. Series B, 7.50%, 4/1/20 ....     4,255,000      4,839,552
  Tri-Borough Bridge & Tunnel Authority Revenue General Purpose Series
    Y, 5.90%, 1/1/08 ..................................................     9,000,000      9,660,870
                                                                                        ------------
                                                                                          37,606,203
                                                                                        ------------

                                      152


  North Carolina -- 0.76%
  North Carolina Municipal Power Agency (MBIA Insured), 7.25%, 1/1/07 .     2,500,000      2,952,500
                                                                                        ------------
  Pennsylvania -- 10.26%
  Geisinger Authority Health System Revenue Series A, 5.50%, 7/1/03 ...     2,895,000      3,002,115
  Pennsylvania Intergovernmental Coop Authority Special Tax Revenue
    (FGIC Insured):
      6.00%, 6/15/00 ..................................................     7,000,000      7,379,330
      6.80%, 6/15/22 ..................................................     9,375,000     10,410,469
  Philadelphia Gas Works Revenue Fourteenth Series (CAPMAC Insured),
    7.00%, 7/1/02 .....................................................    12,090,000     13,475,998
  Pittsburgh Water & Sewer System Authority Revenue Refunding Series A
    (FGIC Insured), 6.50%, 9/1/14 .....................................     5,000,000      5,516,500
                                                                                        ------------
                                                                                          39,784,412
                                                                                        ------------
  South Carolina -- 2.04%
  Beaufort County School District General Obligation Unlimited Tax
    Series B (MBIA Insured), 4.75%, 3/1/03 ............................     2,800,000      2,829,960
  South Carolina State Public Service Authority Revenue Refunding
    Series A, 5.00%, 7/1/01 ...........................................     5,000,000      5,094,700
                                                                                        ------------
                                                                                           7,924,660
                                                                                        ------------
  Tennessee -- 1.89%
  Chattanooga-Hamilton County Hospital Authority Revenue, 5.625%,
    10/1/09 ...........................................................     5,000,000      5,202,950
  Memphis-Shelby County Airport Authority Revenue Refunding, 6.75%,
    9/1/12 ............................................................     2,000,000      2,136,900
                                                                                        ------------
                                                                                           7,339,850
                                                                                        ------------
  Texas -- 3.83%
  Dallas Independent School District General Obligation Unlimited Tax,
    8.70%, 8/1/00 .....................................................     1,000,000      1,143,940
  Humble Independent School District General Obligation Unlimited Tax
    Refunding, 6.00%, 2/15/04 .........................................     2,035,000      2,175,883
  Texas A & M University Permanent Fund Revenue, 5.60%, 7/1/05 ........     5,000,000      5,314,150
  Texas State General Obligation Unlimited Tax Series A, 8.00%, 10/1/99     1,000,000      1,099,940
  Texas State General Obligation Unlimited Tax Refunding Series B,
    5.625%, 10/1/11 ...................................................     5,000,000      5,127,800
                                                                                        ------------
                                                                                          14,861,713
                                                                                        ------------
  Virginia -- 0.30%
  Virginia Beach General Obligation Unlimited Tax Series A, 6.85%,
    5/1/99 ............................................................     1,100,000      1,159,180
                                                                                        ------------
  Washington -- 3.02%
  Seattle General Obligation Limited Tax Series A, 5.75%, 1/15/17 .....    10,000,000     10,151,000
  Washington State Public Power Supply Nuclear Project No. 1 Revenue
    Prerefunded Series A (MBIA Insured), 7.50%, 7/1/15 ................     1,420,000      1,554,829
                                                                                        ------------
                                                                                          11,705,829
                                                                                        ------------

                                      153


  West Virginia -- 1.63%
  Pleasants County Pollution Control Revenue Refunding Series B,
    6.875%, 4/1/98 ....................................................     6,105,000      6,312,631
                                                                                        ------------
  Wisconsin -- 5.93%
  Wisconsin Clean Water Revenue Series 2, 6.00%, 6/1/07 ...............     2,500,000      2,710,475
  Wisconsin General Obligation Unlimited Tax Series B:
    7.00%, 5/1/01 .....................................................     3,950,000      4,345,118
    7.00%, 5/1/02 .....................................................     4,155,000      4,637,769
    7.00%, 5/1/03 .....................................................     4,625,000      5,233,372
  Wisconsin State Health & Educational Facilities Authority Revenue:
    (MBIA Insured), 5.10%, 8/15/05 ....................................     3,000,000      3,031,110
    (MBIA Insured), 5.20%, 8/15/06 ....................................     3,000,000      3,033,060
                                                                                        ------------
                                                                                          22,990,904
                                                                                        ------------
TOTAL MUNICIPAL BONDS .................................................                  385,660,323
                                                                                        ------------
  (Cost $374,366,081)
TEMPORARY CASH INVESTMENT -- 0.55%
  Pegasus Municipal Money Market Fund .................................     2,117,349      2,117,349
                                                                                        ------------
  (Cost $2,117,349)
TOTAL INVESTMENTS .....................................................                 $387,777,672
                                                                                        ============
  (Cost $376,483,430)

                      See Notes to Financial Statements.

Pegasus Michigan Municipal Bond Fund
PORTFOLIO OF INVESTMENTS
December 31, 1996


                              Description                                 Face Amount   Market Value
                              -----------                                 -----------   ------------
MUNICIPAL BONDS -- 94.92%
  Michigan -- 94.92%
  Allegan Public School District General Obligation (AMBAC Insured),
    Unlimited Tax, 5.75%, 5/1/12 ......................................    $  200,000    $   205,774
  Dearborn Economic Division Oakwood Obligation Group Series, 5.60%,
    11/15/08 ..........................................................     1,690,000      1,750,468
  Detroit Sewer Disposal Revenue (FGIC Insured):
    6.00%, 7/1/00 .....................................................     1,225,000      1,292,204
    Series A, Sewer Improvement, 5.30%, 7/1/06 ........................       455,000        467,371
  Dexter Community Schools, 5.80%, 5/1/19 .............................     2,000,000      2,001,780
  Dickinson Co. Economic Development Corporation Pollution Control
    Revenue, 5.85%, 10/1/18 ...........................................     3,000,000      2,957,940
  East China Township School District School Building & Site, Unlimited
    Tax, 6.00%, 5/1/03 ................................................       400,000        426,896
  Eastern Michigan University General Sinking Fund, 6.375%, 6/1/14 ....     1,000,000      1,063,580
  Ferndale School District, 5.50%, 5/1/11 .............................     1,000,000      1,014,130
  Grand Haven Electric Revenue, 5.25%, 7/1/13 .........................     1,315,000      1,272,039
  Grand Traverse Co. Hospital Finance Authority Revenue (AMBAC
    Insured), Munson Healthcare Series A, 5.90%, 7/1/04 ...............     1,000,000      1,068,030
  Hartland Consolidated School District General Obligation (AMBAC
    Insured), Unlimited Tax, 6.00%, 5/1/11 ............................       650,000        678,717
  Kalamazoo Hospital Finance Authority Revenue, 5.25%, 6/1/17 .........     1,000,000        950,110
  Lansing Building Authority (AMBAC Insured), 6.00%, 6/1/05 ...........     1,000,000      1,087,650
  Livingston Co. General Obligation Bldg. Authority Limited Tax, 5.80%,
    7/1/08 ............................................................     1,330,000      1,398,894
  Marysville Public School District, 5.60%, 5/1/09 ....................       620,000        637,875
  Michigan State Hospital Finance Authority Revenue, 5.75%, 9/1/17 ....       750,000        752,925
  Michigan Municipal Bond Authority Revenue, 5.70%, 8/1/07 ............     1,145,000      1,192,678
  Michigan State Comprehensive Transportation Revenue, 5.75%, 5/15/11 .     2,140,000      2,145,222
  Michigan State Hospital Finance Authority Revenue (AMBAC Insured),
    5.375%, 8/15/16 ...................................................     1,000,000        971,610
  Michigan State Hospital Finance Authority Revenue, 5.25%, 11/1/15 ...     1,000,000        964,580
  Michigan State Hospital Finance Authority Revenue, 5.375%, 7/1/12 ...     2,500,000      2,452,375
  Michigan State Housing Development Authority Revenue, 6.375%, 12/1/11       750,000        779,265
  Michigan State Housing Development Authority Revenue, 6.00%, 12/1/15      4,750,000      4,824,290
  Michigan State Housing Development Authority Revenue, 6.20%, 4/1/03 .     1,000,000      1,045,090
  Michigan General Obligation Environmental Protection Program,
    6.25%, 11/1/08 ....................................................       450,000        496,139
  Michigan State Hospital Finance Authority Revenue (AMBAC Insured),
    6.00%, 9/1/11 .....................................................     1,250,000      1,296,075
  Michigan State Hospital Finance Authority Revenue (AMBAC Insured),
    5.00%, 8/15/06 ....................................................     1,000,000        999,940
  Michigan State Hospital Finance Authority Revenue, 6.25%, 5/15/11 ...       500,000        518,125
  Michigan State University Revenues, 6.25%, 8/15/15 ..................     2,000,000      2,082,840

                                      155


  Newaygo Public Schools General Obligation Unlimited Tax, 6.00%,
    5/1/12 ............................................................       300,000        311,952
  Norway Vulcan Area Schools, 5.75%, 5/1/13 ...........................       250,000        251,045
  Novi Community Schools, 6.125%, 5/1/13 ..............................       750,000        790,928
  Oak Park School District (AMBAC Insured),
    6.00%, 6/1/09 .....................................................       250,000        264,133
  Ottawa Co. General Obligation Water Supply System, 6.00%, 8/1/08 ....     1,950,000      2,042,684
  Perry Public Schools General Obligation Unlimited Tax, 6.00%, 5/1/12        250,000        259,005
  Rockford Public Schools, 5.875%, 5/1/12 .............................       500,000        511,600
  Royal Oak Hospital Finance Authority Revenue:
    William Beaumont Hospital -- G, 5.25%, 11/15/19 ...................     2,000,000      1,879,560
    William Beaumont Hospital -- G, 5.60%, 11/15/11 ...................     2,000,000      1,988,880
  Saranac Community School District, 6.00%, 5/1/13 ....................       250,000        256,983
  Traverse City Area Public School District, Series I, 5.70%, 5/1/12 ..     2,400,000      2,464,872
  Troy City School District, School Improvements, 6.40%, 5/1/12 .......       400,000        425,984
  University of Michigan Revenue Student Fee Series A, 5.25%, 4/1/15 ..     1,000,000        966,320
  University of Michigan University Revenues, 5.50%, 12/1/21 ..........       450,000        435,461
  University of Michigan Revenue, 6.20%, 12/1/03 ......................     1,000,000      1,086,420
  University of Michigan Revenue, 5.75%, 12/1/12 ......................       850,000        855,585
  Wayne State University (AMBAC Insured):
    5.50%, 11/15/07 ...................................................     1,000,000      1,031,820
    5.65%, 11/15/15 ...................................................       800,000        789,440
  Wayne Westland Community Schools (FGIC Insured), Unlimited Tax,
    5.75%, 5/1/11 .....................................................       350,000        356,776
  Webberville Community School, 5.60%, 5/1/11 .........................       500,000        505,765
  Western University Revenue (FGIC Insured), 6.25%, 11/15/12 ..........       250,000        264,530
  Wyoming Public School, 5.875%, 5/1/13 ...............................       350,000        359,002
                                                                                         -----------
                                                                                          56,893,357
                                                                                         -----------
Puerto Rico -- 1.85%
  Puerto Rico Commonwealth GO (MBIA Insured) Unlimited Tax Public
    Improvements, 6.25%, 7/1/12 .......................................     1,000,000      1,107,980
                                                                                         -----------
TOTAL MUNICIPAL BONDS .................................................                   58,001,337
                                                                                         -----------
  (Cost $56,972,474)
TEMPORARY CASH INVESTMENT -- 3.23%
  Pegasus Michigan Municipal Money Market Fund ........................     1,939,147      1,939,147
                                                                                         -----------
  (Cost $1,939,147)
TOTAL INVESTMENTS .....................................................                  $59,940,484
                                                                                         ===========
  (Cost $58,911,621)

                      See Notes to Financial Statements.

Pegasus Funds
NOTES TO FINANCIAL STATEMENTS


(1) Organization and Commencement of Operations

    The Pegasus Funds (Pegasus), formerly "The Woodward Funds", was organized as a Massachusetts business trust on April 21, 1987, and registered under the Investment Company Act of 1940, as amended, as an open-end investment company. As of December 31, 1996, the Trust consisted of twenty-six separate series of which there were nineteen asset allocation, equity and bond funds, as described below.

                                   Commencement
                                       Date
                                   ------------
ASSET ALLOCATION FUNDS
Managed Assets Conservative Fund      1/23/86
Managed Assets Balanced Fund           1/1/94
Managed Assets Growth Fund           12/17/96
EQUITY FUNDS
Equity Income Fund                    1/27/95
Growth Fund                           1/27/95
Mid-Cap Opportunity Fund               6/1/91
Small Cap Opportunity Fund            1/27/95
Intrinsic Value Fund                   6/1/91
Growth and Value Fund                  6/1/91
Equity Index Fund                     7/10/92
International Equity Fund             12/3/94
BOND FUNDS
Intermediate Bond Fund                 6/1/91
Bond Fund                              6/1/91
Short Bond Fund                       9/17/94
Income Fund                            3/5/93
International Bond Fund               1/27/95
MUNICIPAL BOND FUNDS
Municipal Bond Fund                    3/1/88
Intermediate Municipal Bond Fund       3/1/88
Michigan Municipal Bond Fund           2/1/93

    During the period August 23, 1996 through September 23, 1996, various portfolios of Pegasus and the Prairie Funds reorganized pursuant to an Agreement and Plan of Reorganization (the "Plan"). Shareholders of each reorganizing portfolio approved the Plan as required which called for the transfer of the assets, subject to the liabilities, of each Prairie portfolio to the corresponding Pegasus Fund. The Plan also called for the issuance of shares by the Pegasus Fund to the shareholders of the corresponding Prairie Fund, such shares being equal in value to the net assets so transferred.

    In accordance with generally accepted accounting principles, the historical cost of investment securities were carried forward to the surviving fund (the Prairie or Pegasus Fund which is the accounting survivor for performance measurement purposes as noted in the table that follows) and the results of operations for pre-combination periods for the surviving fund were not restated. The financial statements do not reflect the expenses of the reorganization. The combination of the funds was treated as a tax free business combination and accordingly was accounted for by a method of accounting for tax free mergers of investment companies (sometimes referred to as the pooling without restatement method).

    The following table sets forth the date on which such reorganizations occurred and the name of the surviving fund (for the number of shares issued in connection with the various mergers and net assets transferred, see Note
6):

          Former                                                   Current
         Woodward                Former Prairie                    Pegasus                  Date of Merger
           Fund                       Fund                          Fund                    /Name Change
         --------                --------------                    -------                  --------------
         --                 * Managed Assets Income         Managed Assets Conservative   September 21, 1996
* Balanced                    Managed Assets                Managed Assets Balanced       August 26, 1996
         --                 * Equity Income                 Equity Income                 September 21, 1996
  Capital Growth            * Growth                        Growth                        August 26, 1996
* Opportunity                          --                   Mid-Cap Opportunity           September 23, 1996
         --                 * Special Opportunities         Small Cap Opportunity         September 21, 1996
* Intrinsic Value                      --                   Intrinsic Value               September 23, 1996
* Growth/Value                         --                   Growth and Value              September 23, 1996
* Equity Index                         --                   Equity Index                  September 23, 1996
* International Equity        International Equity          International Equity          August 26, 1996
* Intermediate Bond                    --                   Intermediate Bond             September 23, 1996
* Bond                        Bond                          Bond                          August 26, 1996
* Short Bond                           --                   Short Bond                    September 23, 1996
         --                 * Intermediate Bond             Income                        September 21, 1996
         --                 * International Bond            International Bond            September 21, 1996
  Municipal Bond            * Municipal Bond                Municipal Bond                September 14, 1996
         --                 * Intermediate Municipal Bond   Intermediate Municipal Bond   September 21, 1996
* Michigan Municipal Bond              --                   Michigan Municipal Bond       September 23, 1996
                    * Surviving fund for accounting and performance measurement purposes.

    On the date of reorganization, unrealized appreciation (depreciation) transferred from the non-surviving funds amounted to $1,342,149, $43,749,490, $3,808,550, $(796,831), and $1,597,784 for the Prairie Managed Assets,
Woodward Capital Growth, Prairie International Equity, Prairie Bond, and Woodward Municipal Bond Funds, respectively. The Woodward Municipal Bond Fund also had a capital loss of $1,078,301 which was transferred into the surviving fund on the reorganization date.

    The number of shares redeemed in connection with the reorganization totaled 877,085, 16,316,879, 13,340,453, 13,043,015 and 9,810,385 for the
Prairie Managed Assets, Woodward Capital Growth, Prairie International Equity, Prairie Bond, and Woodward Municipal Bond Funds, respectively.

(2) Significant Accounting Policies

    The following is a summary of significant accounting policies followed by Pegasus in preparation of its financial statements. The policies are in conformity with generally accepted accounting principles for investment companies. Following generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

    Investments

      The Funds value investment securities at market value which is determined by a pricing service based upon quoted market prices or dealer quotes at the close of the respective domestic and foreign securities exchange. Securities for which market prices or dealer quotes are not readily available are valued by the investment advisor, First Chicago NBD Investment Management Company (FCNIMCO) in accordance with procedures approved by the Board of Trustees. Fixed income securities with maturities less than 60 days are carried at amortized cost, which approximates market value. Shares of open-end management investment companies (mutual funds) in which the Funds invest are valued at their respective net asset values as determined under the 1940 Act. Such mutual funds value securities in their portfolios for which market quotations are readily available at their current market value (generally the last reported sale price) and all other securities and assets at fair value pursuant to methods established in good faith by the Board of Trustees or Directors of the underlying mutual fund. Money market funds in which the funds also invest generally value securities in their portfolios on an amortized cost basis, which approximates market.

      Investment security purchases and sales are accounted for on the day after trade date.

      Pegasus invests in securities subject to repurchase agreements. Such transactions are entered into only with institutions included on the Federal Reserve System's list of institutions with whom the Federal Reserve Open Market Desk will do business. FCNIMCO, acting under the supervision of the Board of Trustees, has established the following additional policies and procedures relating to Pegasus' investments in securities subject to repurchase agreements: 1) the value of the underlying collateral is required to equal or exceed 102% of the funds advanced under the repurchase agreement including accrued interest; 2) collateral is marked to market daily by FCNIMCO to assure its value remains at least equal to 102% of the repurchase agreement amount; and 3) funds are not disbursed by Pegasus or its agent unless collateral is presented or acknowledged by the collateral custodian.

    Investment Income

      Interest income is recorded daily on the accrual basis adjusted for amortization of premium and accretion of discount on debt instruments. Bond premiums and discounts are amortized/accreted as required by the Internal Revenue Code. Premiums and discounts on mortgage-backed securities are amortized/accreted using the effective interest rate method. As prepayments on the underlying mortgages increase or decrease the expected life, the yield is adjusted to amortize/accrete the security to its new expected life. Dividends are recorded on the ex-dividend date.

      For the International Equity Fund dividends are recorded on the ex-dividend date or upon receipt of ex-dividend notification in the case of certain foreign securities. For the International Equity Fund and the International Bond Fund investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

    Forward Foreign Currency Contracts

      The International Equity Fund and the International Bond Fund may enter into a forward foreign currency contract which is an agreement between two parties to buy and sell a currency at a set price on a future date. The market value of the contract will fluctuate with changes in currency exchange rates. The contract is "marked-to-market" daily using the prevailing exchange rate and the change in market value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was entered into and the value at the time it was closed.

      The International Equity Fund and the International Bond Fund may enter into forward foreign currency contracts with the objective of minimizing its risk from adverse changes in the relationship between currencies or to enhance income. The International Equity Fund and the International Bond Fund may also enter into a forward contract in a foreign currency of dividend or interest payments in order to "lock in" the U.S. dollar price of a security or the U.S. dollar equivalent of such dividend or interest payments.

      These contracts involve market risk in excess of the amounts reflected in the International Equity Fund's and the International Bond Fund's Statement of Assets and Liabilities. The face or contract amount in U.S. dollars, as reflected in the notes to the Portfolio of Investments of the International Equity Fund, reflects the total exposure the fund has in that particular currency contract. Losses may arise due to changes in the value of the foreign currency or if the counterparty does not perform under the contract.

    Futures Contracts

      The International Equity Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the value of the contract are recorded as unrealized gains or losses. The International Equity Fund recognizes, when the contract is closed, a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed. Futures contracts open at December 31, 1996 and their related unrealized market appreciation (depreciation) are set forth in the notes to the Portfolio of Investments of the International Equity Fund.

      There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments or indices, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

    Foreign Currency Translations

      The accounting records of the International Equity Fund and the International Bond Fund are maintained in U.S. dollars. Foreign currency-denominated assets and liabilities are "marked-to-market" daily using the prevailing exchange rate and the change in value is recorded as an unrealized gain or loss. Upon receipt or payment, a realized gain or loss is recorded equal to the difference between the original value and the settlement value of the asset or liability. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at prevailing exchange rates on the respective dates of the transactions.

      Net realized gains and losses on foreign currency transactions represent gains and losses from sales and maturities of forward foreign currency contracts, disposition of foreign currencies and currency gains and losses realized between trade and settlement dates on securities transactions and between the ex, pay and settlement dates on dividend income. Exchange rate fluctuations on investments are not segregated in the statement of operations from changes arising in market price movements. The effects of changes in foreign currency exchange rates on investments in securities are included within the net realized gain or loss on securities sold and net unrealized appreciation or depreciation on investment securities held.

    Federal Income Taxes

      It is Pegasus' policy to comply with the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to distribute net investment income and realized gains to its shareholders. Therefore, no federal income tax provision is required in the accompanying financial statements.

      Net investment income and net realized gains (losses) may differ for financial statement and tax purposes primarily due to differing treatments for foreign currency transactions, wash sales and post October 31 capital losses. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the net investment income or realized gains (losses) were recorded by the Fund. Certain book-to-tax timing differences for the Funds are reflected as excess distributions in the Statement of Changes in Net Assets. These distributions do not constitute a tax return of capital.

      As of December 31, 1996, the following Pegasus Funds had capital loss carryforwards and related expiration dates as follows:

          Fund                2002         2003         2004         Total
          ----                ----         ----         ----         -----
Bond                      $15,659,343   $1,041,792   $       --   $16,701,135
Intermediate Bond           3,916,956    2,190,497      168,406     6,275,859
Income                             --           --       30,819        30,819
Municipal Bond                 96,878      333,098    1,928,844     2,358,820
Michigan Municipal Bond        29,400           --       94,571       123,971
International Equity               --       97,147    1,083,369     1,180,516

    Shareholder Dividends

      Dividends from net investment income are declared and paid quarterly by the Equity Funds (with the exception of the Managed Assets Conservative and Equity Income Funds which pay dividends monthly) and monthly by the Bond Funds. Net realized capital gains are distributed annually. Distributions from net investment income and net realized gains are made during each year to avoid the 4% excise tax imposed on regulated investment companies by the Internal Revenue Code. However, to the extent that net realized capital gains of a Fund can be reduced by capital loss carryovers, if any, such gains will not be distributed.

    Deferred Organization Costs

      Organization costs are being amortized on a straight-line basis over the five year period beginning with the commencement of operations of each Series.

    Concentration of Risk

      Investing in securities of foreign issuers and currency transactions may involve certain considerations and risks not typically associated with investing in U.S. companies and U.S. government securities. These risks include revaluation of currencies, adverse fluctuations in foreign currency values and possible adverse political, social and economic developments, including those particular to a specific industry, country or region, which could cause the securities and their markets to be less liquid and price more volatile than those of comparable U.S. companies and U.S. government securities.

      Although the Intermediate Municipal Bond Fund has a diversified investment portfolio, it currently has investments in excess of 10% of its total investments in the state of Pennsylvania. The Michigan Municipal Bond Fund does not have a diversified portfolio since 95% of its investments are within the State of Michigan. Such concentrations within a particular state may subject the funds more significantly to economic changes occuring within those states.

    Expenses

      Expenses directly attributable to a Fund are charged to that Fund's operations; expenses which are applicable to all Funds are allocated among them on the basis of relative average daily net assets. Fund expenses directly attributable to a class of shares are charged to that class; expenses which are applicable to all classes are allocated among them.

      Pegasus monitors the rate at which expenses are charged to ensure that a proper amount of expense is charged to income each year. This percentage is subject to revision if there is a change in the estimate of the future net assets of Pegasus or a change in expectations as to the level of actual expenses.

    When Issued/To Be Announced (TBA) Securities

      The Bond Funds may purchase securities on a "when issued" basis.
These securities have been registered by a municipality or government agency, but have not yet been issued to the public. These transactions involve a commitment by the Funds to purchase particular securities, with payment and delivery taking place at a future date, for which all specific information, such as the face amount and maturity date of such investment security, is not known at the time of the trade. These transactions are subject to market fluctuations and the risk that the value at delivery may be more or less than the purchase price at which the transactions were entered. The current value of these securities is determined in the same manner as that of other portfolio securities. Although the Bond Funds generally purchase these securities with the intention of acquisition, such securities may be sold before the settlement date.

    Multiple Classes of Capital Shares of Beneficial Interest

      The Fund offers Class A, Class B and Class I shares. Each class of shares has equal rights as to earnings, assets and voting privileges except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that effect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares automatically convert to Class A shares at the beginning of the eighth year (the third year in the case of the Short Bond Fund and the seventh year in the case of the Equity Index, Income, Intermediate Bond and Intermediate Municipal Bond Funds) after the date of purchase.

(3) Investment Advisory Fee, Administration Fee and Other Transactions With Affiliates

      FCNIMCO is the investment advisor pursuant to the Advisory
Agreement whereby FCNIMCO has agreed to provide the day-to-day managment of each of the Fund's investments. For its advisory services to Pegasus, FCNIMCO is entitled to a fee, computed daily and payable monthly.

      The Trust has a Co-Administration Agreement with NBD Bank, FCNIMCO and BISYS Fund Services (collectively, the "Co-Administrators") pursuant to which the Co-Administrators have agreed to assist in all aspects of the Funds' operations for an administration fee, at an annual rate of 0.15% of each Fund's average daily net assets.

      BISYS Fund Services (BISYS) serves as the Trust's principal underwriter and distributor of the Funds' shares. Prior to the reorganization, First of Michigan Corporation (FoM) and Essex National Securities, Inc. (Essex) acted as sponsors and co-distributors of the former Woodward funds. Pursuant to their distribution agreement with Woodward, FoM was entitled to receive a fee at the annual rate of .005% of the Funds' average net assets and Essex was entitled to receive a fee at the annual rate of .10% of the aggregate average net assets of Woodward's investment portfolios attributable to investments by clients of Essex.

      NBD Bank, an affiliate of FCNIMCO, is also compensated for its services as Pegasus' custodian and is reimbursed for certain out of pocket expenses incurred on behalf of Pegasus.

      See Note 5 for a summary of fee rates and expenses pursuant to these agreements.

      Pegasus maintains an unfunded, nonqualified deferred compensation plan. This plan allows for an individual trustee to elect to defer receipt of all or a percentage of fees which otherwise would be payable for services performed.

(4) Investment Securities Transactions

      The following summarizes the securities transactions entered into by the Funds, excluding short-term investments, for the year ended December 31, 1996:

                                                                                       Federal Tax
                                                          Purchases        Sales          Cost
                                                          ---------        -----       -----------
Managed Assets Conservative .........................   $ 34,301,399   $ 33,787,412   $ 70,179,857
Managed Assets Balanced .............................     79,037,270     51,003,443    117,305,096
Managed Assets Growth ...............................        654,935             --        654,935
Equity Income .......................................    173,997,214    181,326,189    270,851,842
Growth ..............................................    385,340,369    239,388,649    428,562,588
Mid-Cap Opportunity .................................    238,291,353    275,454,181    569,438,819
Small Cap Opportunity ...............................     97,344,064    102,785,331    108,853,077
Intrinsic Value .....................................    158,441,131     97,252,386    311,905,866
Growth and Value ....................................    318,271,256    382,025,377    610,249,050
Equity Index ........................................    293,814,230     87,736,380    619,453,953
International Equity ................................    280,763,282     11,130,798    376,069,182
Intermediate Bond ...................................    151,823,257    125,023,757    406,171,885
Bond ................................................    383,270,324    148,020,339    782,523,276
Short Bond ..........................................    190,801,580    180,180,239    169,689,801
Income ..............................................    222,790,916    198,055,232    192,735,733
International Bond ..................................     80,294,619     25,835,179     52,839,661
Municipal Bond ......................................    293,201,622    175,797,879    351,119,593
Intermediate Municipal Bond .........................    205,031,725    208,806,424    376,483,430
Michigan Municipal Bond .............................     20,062,253     13,452,707     58,911,621

      At December 31, 1996, accumulated net unrealized appreciation (depreciation) on investments based on federal tax cost was as follows:

                                                            Gross          Gross      Net Unrealized
                                                         Unrealized     Unrealized     Appreciation/
                                                        Appreciation   Depreciation   (Depreciation)
                                                        ------------   ------------   --------------
Managed Assets Conservative .........................   $  4,783,187   $   (114,149)   $  4,669,038
Managed Assets Balanced .............................     13,852,908     (1,760,198)     12,092,710
Managed Assets Growth ...............................          8,180           (634)          7,546
Equity Income .......................................     59,023,468     (1,041,283)     57,982,185
Growth ..............................................    134,784,909     (8,266,108)    126,518,801
Mid-Cap Opportunity .................................    211,350,192    (15,928,379)    195,421,813
Small Cap Opportunity ...............................     25,757,488     (2,367,336)     23,390,152
Intrinsic Value .....................................     72,257,091     (2,073,337)     70,183,754
Growth and Value ....................................    184,569,823     (8,253,475)    176,316,348
Equity Index ........................................    262,828,110    (13,385,637)    249,442,473
International Equity* ...............................     50,608,640    (20,723,523)     29,885,117
Intermediate Bond ...................................     10,149,901     (7,978,826)      2,171,075
Bond ................................................     26,627,816    (13,198,017)     13,429,799
Short Bond ..........................................        600,377       (362,726)        237,651
Income ..............................................      2,955,087     (1,096,319)      1,858,768
International Bond* .................................      2,066,377       (825,930)      1,240,447
Municipal Bond ......................................     11,944,851       (117,682)     11,827,169
Intermediate Municipal Bond .........................     11,311,861        (17,619)     11,294,242
Michigan Municipal Bond .............................      1,202,602       (173,739)      1,028,863

* For the International Equity and International Bond Funds, the gross unrealized appreciation and depreciation is inclusive of foreign exchange gain and loss on foreign bond holdings.

(5) Expenses

      Following is a summary of total expense rates charged for the year ended December 31, 1996.

                 Managed Assets   Managed Assets   Managed Assets
Effective Date    Conservative       Balanced          Growth
--------------   --------------   --------------   --------------
CLASS A SHARES
Expense Rates:
  January 1           1.05%            0.93%             N/A
  March 18            1.05%            0.95%             N/A
  July 21             1.05%            1.20%             N/A
  August 26           1.22%            1.21%             N/A
  December 17         1.22%            1.21%            1.20%
CLASS B SHARES
Expense Rates:
  January 1           1.80%             N/A              N/A
  August 26           1.97%            1.96%             N/A
  December 17         1.97%            1.96%            1.95%
CLASS I SHARES
Expense Rates:
  January 1           0.80%            0.93%             N/A
  March 18            0.80%            0.95%             N/A
  August 26           0.97%            0.96%             N/A
  December 17         0.97%            0.96%            0.95%

      For the year ended December 31, 1996, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's daily average net assets):

                 Managed Assets   Managed Assets   Managed Assets
                  Conservative       Balanced          Growth
                 --------------   --------------   --------------
Class A Shares        1.25%            1.25%            1.25%
Class B Shares        2.00%            2.00%            2.00%
Class I Shares        0.97%            0.96%            0.95%

      Following is a summary of advisory fee rates payable to FCNIMCO and amounts paid to FCNIMCO, FoM, Essex, and BISYS pursuant to the agreements described in Note 3 for the year ended December 31, 1996. The rates are stated as a percentage of each Fund's average net assets.

                                             Managed Assets   Managed Assets   Managed Assets
              Effective Date                  Conservative       Balanced          Growth
              --------------                 --------------   --------------   --------------
FCNIMCO Advisory Fee:
  January 1                                         0.65%            0.75%             N/A
  August 26                                         0.65%            0.65%             N/A
  December 17                                       0.65%            0.65%            0.65%
FCNIMCO Administration Fee:
  January 1                                         0.15%             N/A              N/A
  August 26                                         0.15%            0.15%             N/A
  December 17                                       0.15%            0.15%            0.15%
Amounts Paid:
  Advisory Fees to FCNIMCO                      $411,918         $815,815          $   161
  Administration Fees to FCNIMCO and BISYS        95,058           66,113               37
  Distribution Fees to FoM and Essex                  --            9,251               --
  Other Fees to FCNIMCO                            6,880           94,875              670
  Expense Reimbursements by FCNIMCO              (95,432)         (74,462)          (5,664)

      Following is a summary of total expense rates charged for the year ended December 31, 1996.

                 Equity              Mid-Cap      Small Cap
Effective Date   Income   Growth   Opportunity   Opportunity
--------------   ------   ------   -----------   -----------
CLASS A SHARES
Expense Rates:
  January 1       0.90%    1.05%       0.86%         1.10%
  March 18        0.90%    1.05%       0.80%         1.10%
  July 21         0.90%    1.05%       1.05%         1.10%
  August 26       0.95%    1.04%       1.06%         1.20%
CLASS B SHARES
Expense Rates:
  January 1       1.65%    1.80%        N/A          1.85%
  August 26       1.70%    1.79%        N/A          1.95%
  September 23    1.70%    1.79%       1.81%         1.95%
CLASS I SHARES
Expense Rates:
  January 1       0.65%    0.80%       0.86%         0.85%
  March 18        0.65%    0.80%       0.80%         0.85%
  August 26       0.70%    0.79%       0.81%         0.95%

      For the year ended December 31, 1996, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's daily average net assets):


                 Equity              Mid-Cap      Small Cap
                 Income   Growth   Opportunity   Opportunity
                 ------   ------   -----------   -----------
Class A Shares    1.14%    1.34%       1.36%         1.75%
Class B Shares    1.89%    2.09%       2.11%         2.50%
Class I Shares    1.01%    0.98%       0.92%         1.10%

      Following is a summary of advisory fee rates payable to FCNIMCO and amounts paid to FCNIMCO, FoM, Essex, and BISYS pursuant to the agreements described in Note 3 for the year ended December 31, 1996. The rates are stated as a percentage of each Fund's average daily average net assets.


                                               Equity                    Mid-Cap      Small Cap
              Effective Date                   Income       Growth     Opportunity   Opportunity
              --------------                   ------       ------     -----------   -----------
FCNIMCO Advisory Fee:
  January 1                                        0.50%        0.65%         0.75%        0.70%
  August 26                                        0.50%        0.60%         0.60%        0.70%
FCNIMCO Administration Fee:
  January 1                                        0.15%        0.15%          N/A         0.15%
  August 26                                        0.15%        0.15%         0.15%        0.15%
Amounts Paid:
  Advisory Fees to FCNIMCO                   $1,543,034   $2,424,551    $4,865,124    $ 752,396
  Administration Fees to FCNIMCO and BISYS      462,910      578,449       366,806      161,228
  Distribution Fees to FoM and Essex                 --           --        60,324           --
  Other Fees to FCNIMCO                          19,111       28,496       178,835       11,244
  Expense Reimbursements by FCNIMCO            (233,127)    (245,346)           --     (147,469)

      Following is a summary of total expense rates charged for the year ended December 31, 1996.

                 Intrinsic   Growth and   Equity   International
Effective Date     Value        Value      Index       Equity
--------------   ---------   ----------   ------   -------------
CLASS A SHARES
Expense Rates:
  January 1         0.88%       0.82%      0.16%        1.17%
  March 18          0.85%       0.80%      0.16%        1.16%
  May 21            0.83%       0.80%      0.16%        1.15%
  July 21           1.08%       1.05%      0.41%        1.40%
  August 26         1.06%       1.05%      0.54%        1.30%
CLASS B SHARES
Expense Rates:
  August 26          N/A         N/A        N/A         2.05%
  September 23      1.81%       1.80%      1.29%        2.05%
CLASS I SHARES
Expense Rates:
  January 1         0.88%       0.82%      0.16%        1.17%
  March 18          0.85%       0.80%      0.16%        1.16%
  May 21            0.83%       0.80%      0.16%        1.15%

  August 26         0.81%       0.80%      0.29%        1.05%

      For the year ended December 31, 1996, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's average daily net assets):

                 Intrinsic   Growth and   Equity   International
                   Value        Value      Index       Equity
                 ---------   ----------   ------   -------------
Class A Shares      1.27%       1.27%      0.60%        1.71%
Class B Shares      2.02%       2.02%      1.36%        2.46%
Class I Shares      1.01%       1.01%      0.37%        1.18%

      Following is a summary of advisory fee rates payable to FCNIMCO and amounts paid to FCNIMCO, FoM, Essex, and BISYS pursuant to the agreements described in Note 3 for the year ended December 31, 1996. The rates are stated as a percentage of each Fund's average daily net assets.

                                              Intrinsic   Growth and    Equity    International
                                                Value        Value       Index        Equity
                                              ---------   ----------    ------    -------------
FCNIMCO Advisory Fee:
  January 1                                        0.75%        0.75%      0.10%          0.75%
  August 26                                        0.60%        0.60%      0.10%          0.80%
FCNIMCO Administration Fee:
  August 26                                        0.15%        0.15%      0.15%          0.15%
Amounts Paid:
  Advisory Fees to FCNIMCO                   $2,073,576   $5,250,198   $725,120     $1,801,653
  Administration Fees to FCNIMCO and BISYS      172,884      382,992    420,590        207,599
  Distribution Fees to FoM and Essex             19,349       52,916     25,320          5,735
  Other Fees to FCNIMCO                          75,808      152,418    137,774        428,979

      Following is a summary of total expense rates charged for the year ended December 31, 1996.

                 Intermediate          Short
Effective Date       Bond       Bond    Bond   Income
--------------   ------------   ----   -----   ------
CLASS A SHARES
Expense Rates:
  January 1          0.72%      0.73%   0.77%   0.80%
  March 18           0.72%      0.72%   0.78%   0.80%
  May 21             0.71%      0.71%   0.78%   0.80%
  July 21            0.96%      0.96%   1.03%   0.80%
  August 26          0.85%      0.84%   0.82%   0.87%
  September 23       0.85%      0.84%   0.82%   0.87%
CLASS B SHARES
Expense Rates:
  January 1           N/A        N/A     N/A    1.55%
  August 26           N/A        N/A     N/A    1.62%
  September 23       1.60%      1.59%   1.57%   1.62%
CLASS I SHARES
Expense Rates:
  January 1          0.72%      0.73%   0.77%   0.55%
  March 18           0.72%      0.72%   0.78%   0.55%
  May 21             0.71%      0.71%   0.78%   0.55%
  August 26          0.60%      0.59%   0.57%   0.62%

      For the year ended December 31, 1996, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's average daily net assets):


                   Intermediate          Short
                       Bond       Bond    Bond   Income
                   ------------   ----   -----   ------
  Class A Shares       1.05%      1.09%   0.86%   1.09%
  Class B Shares       1.80%      1.84%   1.61%   1.84%
  Class I Shares       0.61%      0.93%   0.65%   0.93%

      Following is a summary of advisory fee rates payable to FCNIMCO and amounts paid to FCNIMCO, FoM, Essex, and BISYS pursuant to the agreements described in Note 3 for the year ended December 31, 1996. The rates are stated as a percentage of each Fund's average daily net assets.

                                               Intermediate                  Short
              Effective Date                       Bond           Bond        Bond       Income
              --------------                   ------------       ----        ----       ------
FCNIMCO Advisory Fee:
  January 1                                         0.65%         0.65%      0.65%       0.40%
  August 26                                         0.40%         0.40%      0.35%       0.40%
FCNIMCO Administration Fee:
  January 1                                          N/A           N/A        N/A        0.15%
  August 26                                         0.15%         0.15%      0.15%       0.15%
Amounts Paid:
  Advisory Fees to FCNIMCO                    $2,214,927    $3,163,598   $909,166   $ 820,574
  Administration Fees to FCNIMCO and BISYS       200,629       400,303     85,917     307,715
  Distribution Fees to FoM and Essex              19,598        38,482      6,119          --
  Other Fees to FCNIMCO                           86,539       123,860     41,039      11,409
  Expense Reimbursements by FCNIMCO                   --            --         --    (183,139)

      Following is a summary of total expense rates charged for the year ended December 31, 1996.

                 International   Municipal    Intermediate       Michigan
Effective Date        Bond          Bond     Municipal Bond   Municipal Bond
--------------   -------------   ---------   --------------   --------------
CLASS A SHARES
Expense Rates:
  January 1           1.20%         0.80%         0.80%            0.82%
  July 21             1.20%         0.80%         0.80%            1.07%
  August 26           1.09%         0.85%         0.85%            0.94%
CLASS B SHARES
Expense Rates:
  January 1           1.95%         1.55%         1.55%             N/A
  August 26           1.84%         1.60%         1.60%            1.69%
CLASS I SHARES
Expense Rates:
  January 1           0.95%         0.55%         0.55%            0.82%
  August 26           0.84%         0.60%         0.60%            0.69%

      For the year ended December 31, 1996, FCNIMCO voluntarily agreed to reimburse a portion of the operating expenses of the Funds to the extent that the Funds' expenses exceeded the following amounts (as a percentage of each Fund's average daily net assets):

                   International   Municipal    Intermediate       Michigan
                        Bond          Bond     Municipal Bond   Municipal Bond
                   -------------   ---------   --------------   --------------
  Class A Shares        1.48%         0.97%         0.99%            0.94%
  Class B Shares        2.23%         1.72%         1.74%            1.69%
  Class I Shares        0.84%         0.70%         0.75%            0.85%

      Following is a summary of advisory fee rates payable to FCNIMCO and amounts paid to FCNIMCO, FoM, Essex, and BISYS pursuant to the agreements described in Note 3 for the year ended December 31, 1996. The rates are stated as a percentage of each Fund's average daily net assets.

                                             International    Municipal    Intermediate       Michigan
              Effective Date                      Bond          Bond      Municipal Bond   Municipal Bond
              --------------                 -------------    ---------   --------------   --------------
FCNIMCO Advisory Fee:
  January 1                                         0.70%          0.40%          0.40%           0.65%
  September 16                                      0.70%          0.40%          0.40%           0.40%
FCNIMCO Administration Fee:
  January 1                                         0.15%          0.15%          0.15%            N/A
  August 26                                         0.15%          0.15%          0.15%           0.15%
Amounts Paid:
  Advisory Fees to FCNIMCO                     $ 218,366     $1,101,456     $1,561,163        $308,496
  Administration Fees to FCNIMCO and BISYS        46,583        413,046        585,436          28,964
  Distribution Fees to FoM and Essex                  --             --             --          13,127
  Other Fees to FCNIMCO                           28,746         40,094         16,794          27,834
  Expense Reimbursements by FCNIMCO             (160,438)      (273,829)      (267,210)        (45,685)

      The Funds' Class A shares and Class B shares have a Shareholder Services Plan (the "Plan") pursuant to which the Funds pay BISYS Fund Services (the "Distributor") a fee, at an annual rate of 0.25% of the average daily net assets of the outstanding Class A shares and Class B shares. Pursuant to the terms of the Plan, the Distributor has agreed to provide certain shareholder services to the holders of these shares. Additionally, under the terms of the Plan, the Distributor may make payments to other shareholder service agents which may include FCNIMCO, and its affiliates. For the year ended December 31, 1996, the Funds paid the following amounts under the Plan to BISYS:

                              Amounts Paid
                              ------------
Managed Assets Conservative     $155,584
Managed Assets Balanced           26,992
Managed Assets Growth                 15
Equity Income                     17,711
Growth                            25,699
Mid-Cap Opportunity               91,977
Small Cap Opportunity              5,779
Intrinsic Value                   22,374
Growth and Value                  62,205
Equity Index                      18,789
International Equity              10,553
Intermediate Bond                 14,377
Bond                              41,836
Short Bond                           968
Income                            18,898
International Bond                 2,193
Municipal Bond                    67,988
Intermediate Municipal Bond       46,596
Michigan Municipal Bond           21,068

      The Funds' Class B shares have a Distribution Plan adopted pursuant to Rule 12b-1 under the Act (the "12b-1 Plan") pursuant to which the Funds have agreed to pay the Distributor for advertising, marketing and distributing Class B Shares of the Funds at an annual rate of 0.75% of the average daily net assets of the Funds' outstanding Class B Shares. Under the terms of the 12b-1 Plan, the Distributor may make payments to FCNIMCO, and its affiliates in respect of these services. A contingent deferred sales charge (CDSC) payable to the Distributor is imposed on redemptions of Class B shares depending on the number of years such shares were held by the investor. For the year ended December 31, 1996, the Funds made the following payments under the 12b-1 Plan, all of which was retained by the Distributor:

                              12b-1 Fees Paid   CDSC Paid
                              ---------------   ---------
Managed Assets Conservative       $31,429        $66,779
Managed Assets Balanced             3,706         45,434
Managed Assets Growth                   5            743
Equity Income                       9,850         14,130
Growth                              5,606          6,229
Mid-Cap Opportunity                   113          5,403
Small Cap Opportunity                 347          2,146
Intrinsic Value                       140          7,954
Growth and Value                      119          7,916
Equity Index                           87          2,033
International Equity                2,796          9,463
Intermediate Bond                     123          3,380
Bond                                  516          9,468
Short Bond                             51            551
Income                              3,233          1,878
International Bond                     75          1,666
Municipal Bond                      3,373          7,524
Intermediate Municipal Bond         3,640          2,657
Michigan Municipal Bond               113          4,401

Pegasus Funds
NOTES TO FINANCIAL STATEMENTS

(6) Capital Share Transactions

    Transactions in shares of the Funds are summarized below:

                                                  Managed Assets Conservative Fund
                                             --------------------------------------------
                                                 Year Ended               Year Ended
                                             December 31, 1996         December 31, 1995
                                             Amount      Shares        Amount      Shares
                                             ------      ------        ------      ------
Class A Shares:
Shares Issued                             $21,035,492   1,395,287   $ 6,191,735    463,615
Shares Issued in Connection with Merger            --          --            --         --
Dividends Reinvested                        2,064,528     138,061     2,369,623    177,490
Shares Redeemed                            (8,804,666)   (591,724)   (9,494,631)  (723,267)
                                          -----------   ---------   -----------   --------
Net Increase (Decrease)                   $14,295,354     941,624   $  (933,273)   (82,162)
                                          ===========   =========   ===========   ========
Class B Shares:
Shares Issued                             $ 3,341,366     234,768   $ 2,007,221    146,972
Shares Issued in Connection with Merger            --          --            --         --
Dividends Reinvested                          118,027       7,867        33,593      2,392
Shares Redeemed                              (280,570)    (18,618)           --         --
                                          -----------   ---------   -----------   --------
Net Increase                              $ 3,178,823     224,017   $ 2,040,814    149,364
                                          ===========   =========   ===========   ========
Class I Shares:
Shares Issued                             $   918,992      59,611   $ 1,362,669    103,183
Shares Issued in Connection with Merger            --          --            --         --
Dividends Reinvested                            6,383         428        11,790        865
Shares Redeemed                              (784,575)    (51,259)     (202,866)   (15,263)
Net Increase                              $   140,800       8,780   $ 1,171,593     88,785
                                          -----------   ---------   -----------   --------
Net Increase in Fund                      $17,614,977   1,174,421   $ 2,279,134    155,987
                                          ===========   =========   ===========   ========

                                                       Managed Assets Balanced Fund               Managed Assets Growth Fund
                                            -------------------------------------------------     --------------------------
                                                  Year Ended                  Year Ended               December 17, 1996
                                              December 31, 1996           December 31, 1995          to December 31, 1996
                                             --------------------        --------------------        ---------------------
                                             Amount        Shares        Amount        Shares        Amount         Shares
                                             ------        ------        ------        ------        ------         ------
Class A Shares:
Shares Issued                             $  8,426,899      711,227   $  1,628,998      157,290     $ 75,494         7,476
Shares Issued in Connection with Merger      9,463,276      852,362             --           --           --            --
Dividends Reinvested                           817,537       72,314        396,289       36,543           --            --
Shares Redeemed                             (2,536,126)    (221,289)    (1,670,686)    (163,014)          --            --
                                          ------------    ---------   ------------   ----------     --------       -------
Net Increase (Decrease)                   $ 16,171,586    1,414,614   $    354,601       30,819     $ 75,494         7,476
                                          ============    =========   ============   ==========     ========       =======
Class B Shares:
Shares Issued                             $  1,032,698       80,980   $         --           --     $ 16,600         1,659
Shares Issued in Connection with Merger        807,188       66,363             --           --           --            --
Dividends Reinvested                             9,168          716             --           --           --            --
Shares Redeemed                                 (6,339)        (515)            --           --           --            --
                                          ------------    ---------   ------------   ----------     --------       -------
Net Increase                              $  1,842,715      147,544   $         --           --     $ 16,600         1,659
                                          ============    =========   ============   ==========     ========       =======
Class I Shares:
Shares Issued                             $ 49,005,246    4,288,634   $ 45,603,263    4,338,626     $586,711        58,671
Shares Issued in Connection with Merger        435,984       39,271             --           --           --            --
Dividends Reinvested                         7,286,098      648,042      2,946,987      270,294           --            --
Shares Redeemed                            (41,766,635)  (3,653,436)   (21,071,031)  (1,997,722)          --            --
Net Increase                              $ 14,960,693    1,322,511   $ 27,479,219    2,611,198     $586,711        58,671
                                          ------------    ---------   ------------   ----------     --------       -------
Net Increase in Fund                      $ 32,974,994    2,884,669   $ 27,833,820    2,642,017     $678,805        67,806
                                          ============    =========   ============   ==========     ========       =======

                                     Equity Income Fund                                          Growth Fund
                       --------------------------------------------------      --------------------------------------------------
                           Year Ended               January 27, 1995               Year Ended               January 27, 1995
                        December 31, 1996       through December 31, 1995       December 31, 1996       through December 31, 1995
                       --------------------     -------------------------       --------------------    -------------------------
                       Amount        Shares      Amount           Shares        Amount        Shares       Amount         Shares
                       ------        ------      ------           ------        ------        ------       ------         ------
Class A Shares:
Shares Issued       $ 11,093,531      852,135   $  3,147,813      274,126   $ 13,444,141    1,080,205   $  4,175,044      365,857

Shares Issued in
  Connection
  with Merger                 --           --             --           --      5,930,465      512,787             --           --

Dividends
Reinvested               160,285       12,297         96,740        8,056        841,743       72,662        284,304       24,056

Shares Redeemed       (1,604,818)    (124,553)      (548,876)     (47,021)    (2,311,238)    (186,293)      (339,951)     (28,244)
                    ------------    ---------   ------------   ----------   ------------   ----------   ------------   ----------
Net Increase
  (Decrease)        $  9,648,998      739,879   $  2,695,677      235,161   $ 17,905,111    1,479,361   $  4,119,397      361,669
                    ============    =========   ============   ==========   ============   ==========   ============   ==========
Class B Shares:
Shares Issued       $  1,308,057      102,562   $    549,799       47,321   $    782,000       62,854   $    246,223       21,032

Dividends
  Reinvested              28,902        2,231         20,644        1,708         94,605        8,218         18,650        1,584

Shares Redeemed         (152,379)     (11,467)        (5,669)        (479)       (79,233)      (6,367)        (2,126)        (178)
                    ------------    ---------   ------------   ----------   ------------   ----------   ------------   ----------
Net Increase        $  1,184,580       93,326   $    564,774       48,550   $    797,372       64,705   $    262,747       22,438
                    ============    =========   ============   ==========   ============   ==========   ============   ==========
Class I Shares:
Shares Issued       $ 45,081,757    3,527,231   $254,460,104   24,853,530   $ 41,360,067    3,369,088   $296,410,620   29,238,077

Shares Issued in
  Connection
  with Merger                 --           --             --           --    222,424,201   19,236,854             --           --

Dividends
Reinvested               218,010       16,975      6,520,825      538,073     27,429,285    2,372,057     14,724,145    1,243,736

Shares Redeemed      (39,544,438)  (3,063,638)   (23,702,375)  (2,132,230)   (90,415,801)  (7,318,686)   (67,961,411)  (5,922,360)
Net Increase        $   5,755,329     480,568   $237,278,554   23,259,373   $200,797,752   17,659,313   $243,173,354   24,559,453
                    =============   =========   ============   ==========   ============   ==========   ============   ==========
Net Increase in
  Fund              $  16,588,907   1,313,773   $240,539,005   23,543,084   $219,500,235   19,203,379   $247,555,498   24,943,560
                    =============   =========   ============   ==========   ============   ==========   ============   ==========

                                                          Mid-Cap Opportunity Fund
                                              --------------------------------------------------
                                                   Year Ended                   Year Ended
                                               December 31, 1996             December 31, 1995
                                               -----------------             -----------------
                                              Amount         Shares         Amount        Shares
                                              ------         ------         ------        ------
Class A Shares:
Shares Issued                             $  23,692,655     1,355,358   $   8,240,315      555,210
Shares Issued in Connection with Merger              --            --              --           --
Dividends Reinvested                            108,810         6,534       3,673,280      247,482
Shares Redeemed                             (15,056,564)     (907,440)    (12,918,696)    (882,359)
                                          -------------    ----------   -------------   ----------
Net Increase (Decrease)                   $   8,744,901       454,452   $  (1,005,101)     (79,667)
                                          =============    ==========   =============   ==========
Class B Shares:
Shares Issued                             $     162,993        16,148   $          --           --
Dividends Reinvested                                 86             9              --           --
Shares Redeemed                                      --            --              --           --
                                          -------------    ----------   -------------   ----------
Net Increase                              $     163,079        16,157   $          --           --
                                          =============    ==========   =============   ==========
Class I Shares:
Shares Issued                             $ 172,410,355    10,192,078   $ 130,182,310    8,819,773
Shares Issued in Connection with Merger              --            --              --           --
Dividends Reinvested                          1,169,588        69,096      28,979,553    1,952,439
Shares Redeemed                            (167,383,102)  (10,003,854)   (105,529,735)  (7,087,228)
                                          -------------   -----------   -------------   ----------
Net Increase                              $   6,196,841       257,320   $  53,632,128    3,684,984
                                          =============    ==========   =============   ==========
Net Increase in Fund                      $  15,104,821       727,929   $  52,627,027    3,605,317
                                          =============    ==========   =============   ==========

                                 Small Cap Opportunity Fund                                 Intrinsic Value Fund
                       --------------------------------------------------      ------------------------------------------------
                           Year Ended               January 27, 1995               Year Ended                  Year Ended
                        December 31, 1996       through December 31, 1995       December 31, 1996           December 31, 1995
                        -----------------       -------------------------       -----------------           -----------------
                       Amount        Shares        Amount        Shares        Amount        Shares        Amount        Shares
                       ------        ------        ------        --------      ------        ------        ------        ------
Class A Shares:
Shares Issued       $  6,588,789      492,296   $    621,648       57,254   $  4,813,365      337,213   $  1,139,659       98,352

Dividends
  Reinvested             548,267       40,137         13,920        1,177        392,449       30,190      1,572,467      132,870

Shares Redeemed       (1,261,317)     (98,737)       (38,190)      (3,361)    (3,069,127)    (237,189)    (2,698,165)    (230,496)
                    ------------   ----------   ------------   ----------   ------------   ----------   ------------   ----------
Net Increase
  (Decrease)        $  5,875,739      433,696   $    597,378       55,070   $   2,136,687     130,214   $     13,961          726
                    ============   ==========   ============   ==========   =============  ==========   ============   ==========

Class B Shares:
Shares Issued       $     88,109        6,603   $     13,756        1,248   $    181,790       17,729   $         --           --

Dividends
  Reinvested               8,638          638            308           26            690           68             --           --

Shares Redeemed           (5,113)        (378)           (52)          (5)            --           --             --           --
                    ------------   ----------   ------------   ----------   ------------   ----------   ------------   ----------
Net Increase        $     91,634        6,863   $     14,012        1,269   $    182,480       17,797   $         --           --
                    ============   ==========   ============   ==========   ============   ==========   ============   ==========

Class I Shares:
  Shares Issued     $ 26,677,330    1,999,204   $ 89,307,250    8,700,086   $139,927,769   10,692,276   $ 38,835,839    3,333,727

Dividends
  Reinvested           7,414,201      538,441      1,180,180       99,691      4,797,959      367,462     19,476,839    1,645,078

Shares Redeemed      (13,774,348)  (1,044,928)   (12,836,851)  (1,176,741)   (65,319,700)  (5,010,787)   (52,333,631)  (4,457,286)
                    ------------   ----------   ------------   ----------   ------------   ----------   ------------   ----------
Net Increase
  (Decrease)        $ 20,317,183    1,492,717   $ 77,650,579    7,623,036   $ 79,406,028    6,048,951   $  5,979,047      521,519
                    ============   ==========   ============   ==========   ============   ==========   ============   ==========

Net Increase in
  Fund              $ 26,284,556    1,933,276   $ 78,261,969    7,679,375   $ 81,725,195    6,196,962   $  5,993,008      522,245
                    ============   ==========   ============   ==========   ============   ==========   ============   ==========



                                            Growth and Value Fund
                              --------------------------------------------------
                                   Year Ended                   Year Ended
                               December 31, 1996             December 31, 1995
                               -----------------             -----------------
                              Amount         Shares         Amount        Shares
                              ------         ------         ------        ------
Class A Shares:
Shares Issued             $  16,028,372     1,124,155   $   4,588,262      387,194
Dividends Reinvested            560,494        39,583       1,789,636      141,424
Shares Redeemed             (10,821,842)     (772,283)     (8,285,386)    (701,305)
                          -------------   -----------   -------------   ----------
Net Increase (Decrease)   $   5,767,024       391,455   $  (1,907,488)    (172,687)
                          =============   ===========   =============   ==========
Class B Shares:
Shares Issued             $     196,222        19,580   $          --           --
Dividends Reinvested                601            64              --           --
Shares Redeemed                      --            --              --           --
                          -------------   -----------   -------------   ----------
Net Increase              $     196,823        19,644   $          --           --
                          =============   ===========   =============   ==========
Class I Shares:
Shares Issued             $ 187,744,205    13,228,960   $ 124,582,676   10,535,473
Dividends Reinvested          5,853,778       413,067      20,946,749    1,647,279
Shares Redeemed            (195,990,296)  (13,908,643)   (114,791,427)  (9,550,199)
                          -------------   -----------   -------------   ----------
Net Increase (Decrease)   $  (2,392,313)     (266,616)  $  30,737,998    2,632,553
                          =============   ===========   =============   ==========
Net Increase in Fund      $   3,571,534       144,483   $  28,830,510    2,459,866
                          =============   ===========   =============   ==========

                                                             Equity Index Fund
                                              -------------------------------------------------
                                                   Year Ended                   Year Ended
                                               December 31, 1996            December 31, 1995
                                               -----------------            -----------------
                                              Amount         Shares        Amount        Shares
                                              ------         ------        ------        ------
Class A Shares:
Shares Issued                             $  31,801,287     1,957,460   $  2,292,061      177,084
Shares Issued in Connection with Merger              --            --             --           --
Dividends Reinvested                            206,905        12,734        165,692       12,063
Shares Redeemed                              (2,209,647)     (143,624)      (215,783)     (18,276)
                                          -------------   -----------   ------------   ----------
Net Increase (Decrease)                   $  29,798,545     1,826,570   $  2,241,970      170,871
                                          =============   ===========   ============   ==========
Class B Shares:
Shares Issued                             $     111,829        10,652   $         --           --
Shares Issued in Connection with Merger              --            --             --           --
Dividends Reinvested                                466            44             --           --
Shares Redeemed                                      --            --             --           --
                                          -------------   -----------   ------------   ----------
Net Increase                              $     112,295        10,696   $         --           --
                                          =============   ===========   ============   ==========
Class I Shares:
Shares Issued                             $ 411,754,518    27,064,141   $ 139,720,014  10,679,298
Shares Issued in Connection with Merger              --            --             --           --
Dividends Reinvested                         12,028,976       766,473     13,489,476    1,010,078
Shares Redeemed                            (235,108,926)  (15,057,677)   (80,913,195)  (6,521,501)
                                          -------------   -----------   ------------   ----------
Net Increase (Decrease)                   $ 188,674,568    12,772,937   $ 72,296,295    5,167,875
                                          =============   ===========   ============   ==========
Net Increase (Decrease) in Fund           $ 218,585,408    14,610,203   $ 74,538,265    5,338,746
                                          =============   ===========   ============   ==========
                                                        International Equity Fund
                                             ------------------------------------------------
                                                  Year Ended                  Year Ended
                                              December 31, 1996           December 31, 1995
                                              -----------------           -----------------
                                             Amount        Shares        Amount        Shares
                                             ------        ------        ------        ------
Class A Shares:
Shares Issued                             $  5,469,113      471,883   $    963,073       92,983
Shares Issued in Connection with Merger      5,000,559      437,253             --           --
Dividends Reinvested                            25,480        2,217          5,367          487
Shares Redeemed                               (925,372)     (80,361)       (43,012)      (4,008)
                                          ------------   ----------   ------------   ----------
Net Increase (Decrease)                   $  9,569,780      830,992   $    925,428       89,462
                                          ============   ==========   ============   ==========
Class B Shares:
Shares Issued                             $    207,457       19,628   $         --           --
Shares Issued in Connection with Merger        902,000       83,241             --           --
Dividends Reinvested                             3,879          363             --           --
Shares Redeemed                                (12,832)      (1,174)            --           --
                                          ------------   ----------   ------------   ----------
Net Increase                              $  1,100,504      102,058   $         --           --
                                          ============   ==========   ============   ==========
Class I Shares:
Shares Issued                             $156,316,681   13,690,888   $ 73,448,000    7,009,674
Shares Issued in Connection with Merger    139,065,560   12,158,206             --           --
Dividends Reinvested                         1,166,795      101,789        714,645       64,727
Shares Redeemed                            (28,938,741)  (2,506,907)   (11,691,851)  (1,103,671)
                                          ------------   ----------   ------------   ----------
Net Increase (Decrease)                   $267,610,295   23,443,976   $ 62,470,794    5,970,730
                                          ============   ==========   ============   ==========
Net Increase (Decrease) in Fund           $278,280,579   24,377,026   $ 63,396,222    6,060,192
                                          ============   ==========   ============   ==========

                                                         Intermediate Bond Fund
                                             ------------------------------------------------
                                                 Year Ended                 Year Ended
                                              December 31, 1996          December 31, 1995
                                              -----------------          -----------------
                                             Amount        Shares        Amount       Shares
                                             ------        ------        ------       ------
Class A Shares:
Shares Issued                             $  8,796,002      850,551   $    792,825        85,495
Shares Issued in Connection with Merger             --           --             --            --
Dividends Reinvested                           608,725       59,665        631,473        63,899
Shares Redeemed                             (2,595,255)    (254,168)    (3,106,268)     (326,901)
                                          ------------  -----------   ------------   -----------
Net Increase (Decrease)                   $  6,809,472      656,048   $ (1,681,970)     (177,507)
                                          ============  ===========   ============   ===========
Class B Shares:
Shares Issued                             $    120,890       11,847   $         --            --
Shares Issued in Connection with Merger             --           --             --            --
Dividends Reinvested                               726           71             --            --
Shares Redeemed                                     --           --             --            --
                                          ------------  -----------   ------------   -----------
Net Increase                              $    121,616       11,918   $         --            --
                                          ============  ===========   ============   ===========
Class I Shares:
Shares Issued                             $109,594,960   10,695,590   $ 46,476,164     4,732,883
Shares Issued in Connection with Merger             --           --             --            --

          Dividends Reinvested             18,582,923     1,823,614     18,445,642     1,858,926
            Shares Redeemed              (123,973,501)  (12,103,697)   (99,445,184)  (10,008,285)
                                         ------------   -----------   ------------   -----------
        Net Increase (Decrease)          $  4,204,382       415,507   $(34,523,378)   (3,416,476)
                                         ============   ===========   ============   ===========
Net Increase (Decrease) in Fund          $ 11,135,470    1,083,473    $(36,205,348)   (3,593,983)
                                         ============   ==========    ============   ===========

                                          Bond Fund                                            Short Bond Fund
                       --------------------------------------------------------------------------------------------------------
                           Year Ended                  Year Ended                  Year Ended                  Year Ended
                        December 31, 1996           December 31, 1995           December 31, 1996           December 31, 1995
                       --------------------        --------------------        --------------------        --------------------
                       Amount        Shares        Amount        Shares        Amount        Shares        Amount        Shares
                       ------        ------        ------        ------        ------        ------        ------        ------
Class A Shares:
Shares Issued      $ 18,025,833    1,759,192   $  1,992,427      209,090   $    486,197       47,796   $    432,750       42,985

Shares Issued in
  Connection
  with Merger         3,578,204      354,183             --           --             --           --             --           --

Dividends
  Reinvested          1,569,989      154,343      1,397,240      141,574         35,923        3,549         32,895        3,253

Shares Redeemed      (7,420,659)    (728,002)    (8,511,937)    (875,178)      (244,422)     (24,031)       (26,838)      (2,673)
                   ------------   ----------   ------------  -----------   ------------   ----------   ------------   ----------
Net Increase
(Decrease)         $ 15,753,367    1,539,716   $ (5,122,270)    (524,514)  $    277,698       27,314   $    438,807       43,565
                   ============   ==========   ============  ===========   ============   ==========   ============   ==========

Class B Shares:
Shares Issued      $    158,728       15,396   $         --           --   $     55,979        5,552   $         --           --

Shares Issued in
  Connection
  with Merger           119,311       11,877             --           --             --           --             --           --

Dividends
  Reinvested              3,723          365             --           --            375           38             --           --

Shares Redeemed          (4,168)        (416)            --           --             --           --             --           --
                   ------------   ----------   ------------  -----------   ------------   ----------   ------------   ----------
Net Increase
(Decrease)         $    277,594       27,222   $         --           --   $     56,354        5,590   $         --           --
                   ============   ==========   ============  ===========   ============   ==========   ============   ==========

Class I Shares:
Shares Issued      $210,681,955   20,613,883   $ 79,784,417    8,146,897   $ 40,830,609    4,022,313   $113,880,807   11,241,708

Shares Issued in
  Connection
  with Merger       127,168,386   12,587,564             --           --             --           --             --           --

Dividends
  Reinvested         28,011,422    2,757,955     23,566,267    2,384,296      3,598,870      355,518      3,892,073      385,415

Shares Redeemed     (88,910,686)  (8,695,219)   (78,195,253)  (7,915,240)   (33,628,814)  (3,310,328)   (22,529,665)  (2,234,135)
                   ------------   ----------   ------------  -----------   ------------   ----------   ------------   ----------
Net Increase       $276,951,077   27,264,183   $ 25,155,431    2,615,953   $ 10,800,665    1,067,503   $ 95,243,215    9,392,988
                   ============   ==========   ============  ===========   ============   ==========   ============   ==========

Net Increase in
  Fund             $292,982,038   28,831,121   $ 20,033,161    2,091,439   $ 11,134,717    1,100,407   $ 95,682,022    9,436,553
                   ============   ==========   ============  ===========   ============   ==========   ============   ==========

                                                             Income Fund
                             ---------------------------------------------------------------------------
                                  Year Ended               February 1, 1995              Year Ended
                              December 31, 1996       through December 31, 1995       January 31, 1995
                              -----------------       -------------------------       ----------------
                             Amount        Shares        Amount        Shares        Amount       Shares
                             ------        ------        ------        ------        ------       ------
Class A Shares:
Shares Issued             $  6,282,665      802,997   $  7,282,071      895,627   $    19,449       2,527
Dividends Reinvested           325,086       41,392        288,362       35,401         4,153         533
Shares Redeemed             (3,419,713)    (467,477)    (1,588,172)    (194,954)      (15,285)     (1,997)
                          ------------   ----------   ------------   ----------   -----------   ---------
Net Increase (Decrease)   $  3,188,038      376,912   $  5,982,261      736,074   $     8,317       1,063
                          ============   ==========   ============   ==========   ===========   =========
Class B Shares:
Shares Issued             $    352,863       42,575   $    303,451       37,048   $     2,000         245
Dividends Reinvested            12,777        1,628          7,835          961            99          13
Shares Redeemed                (93,950)     (11,916)       (50,817)      (6,308)       (2,099)       (258)
                          ------------   ----------   ------------   ----------   -----------   ---------
Net Increase (Decrease)   $    271,690       32,287   $    260,469       31,701   $        --          --
                          ============   ==========   ============   ==========   ===========   =========
Class I Shares:
Shares Issued             $ 57,231,153    7,271,595   $193,282,535   24,813,641   $ 7,661,463   1,001,211
Dividends Reinvested           267,331       33,983      3,730,335      459,341         5,537         710
Shares Redeemed            (54,915,467)  (6,929,097)   (22,128,156)  (2,742,147)   (5,328,334)   (698,958)
                          ------------   ----------   ------------   ----------   -----------   ---------
Net Increase              $  2,583,017      376,481   $174,884,714   22,530,835   $ 2,338,666     302,963
                          ============   ==========   ============   ==========   ===========   =========
Net Increase in Fund      $  6,042,745      785,680   $181,127,444   23,298,610   $ 2,346,983     304,026
                          ============   ==========   ============   ==========   ===========   =========

                                        International Bond Fund
                             ------------------------------------------------
                                 Year Ended              January 27, 1995
                             December 31, 1996      through December 31, 1995
                             -----------------      -------------------------
                             Amount       Shares       Amount        Shares
                             ------       ------       ------        ------
Class A Shares:
Shares Issued             $ 1,566,208     146,224    $   480,966       42,767
Dividends Reinvested           47,338       4,420         47,097        4,274
Shares Redeemed              (107,494)    (10,002)       (19,999)      (1,752)
                          -----------   ---------    -----------    ---------
Net Increase (Decrease)   $ 1,506,052     140,642    $   508,064       45,289
                          ===========   =========    ===========    =========
Class B Shares:
Shares Issued             $    41,186       3,768    $     3,704          370
Dividends Reinvested              541          50            484           44
Shares Redeemed                    --          --             --           --
                          -----------   ---------    -----------    ---------
Net Increase (Decrease)   $    41,727       3,818    $     4,188          414
                          ===========   =========    ===========    =========
Class I Shares:
Shares Issued             $40,613,308   3,806,690    $15,099,834    1,442,838
Dividends Reinvested          795,338      73,443        332,915       29,708
Shares Redeemed            (2,780,800)   (259,630)    (1,470,371)    (130,514)
                          -----------   ---------    -----------    ---------
Net Increase              $38,627,846   3,620,503    $13,962,378    1,342,032
                          ===========   =========    ===========    =========
Net Increase in Fund      $40,175,625   3,764,963    $14,474,630    1,387,735
                          ===========   =========    ===========    =========

                                                                         Municipal Bond Fund
                                             ----------------------------------------------------------------------------
                                                  Year Ended                March 1, 1995                 Year Ended
                                              December 31, 1996       through December 31, 1995       February 28, 1995
                                              -----------------       -------------------------       -----------------
                                             Amount        Shares        Amount        Shares        Amount        Shares
                                             ------        ------        ------        ------        ------        ------
Class A Shares:
Shares Issued                             $ 13,282,083    1,066,331   $  1,295,558      103,426   $    301,216       25,507
Shares Issued in Connection with Merger     11,575,160      947,394             --           --             --           --
Dividends Reinvested                           457,891       37,159        346,338       27,700        319,837       27,236
Shares Redeemed                             (3,271,199)    (264,538)    (1,377,127)    (110,562)    (2,895,171)    (246,815)
                                          ------------   ----------   ------------      -------   ------------   ----------
Net Increase (Decrease)                   $ 22,043,935    1,786,346   $    264,769       20,564   $ (2,274,118)    (194,072)
                                          ============   ==========   ============      =======   ============   ==========
Class B Shares:
Shares Issued                             $    435,395       34,380   $    228,602       18,257   $         --           --
Dividends Reinvested                            14,804        1,201          6,838          543             66            6
Shares Redeemed                                     --           --            (39)          (3)        (2,071)        (168)
                                          ------------   ----------   ------------      -------   ------------   ----------
Net Increase (Decrease)                   $    450,199       35,581   $    235,401       18,797   $     (2,005)        (162)
                                          ============   ==========   ============      =======   ============   ==========
Class I Shares:
Shares Issued                             $ 44,396,921    3,630,551   $ 32,958,625    2,685,708   $222,099,320   18,631,505
Shares Issued in Connection with Merger     91,002,940    7,456,140             --           --             --           --
Dividends Reinvested                           689,255       56,095      3,575,154      285,358          3,923          325
Shares Redeemed                            (34,399,736)  (2,790,753)   (27,710,442)  (2,219,888)    (4,444,913)    (371,925)
                                          ------------   ----------   ------------      -------   ------------   ----------
Net Increase (Decrease)                   $101,689,380    8,352,033   $  8,823,337      751,178   $217,658,330   18,259,905
                                          ============   ==========   ============      =======   ============   ==========
Net Increase (Decrease) in Fund           $124,183,514   10,173,960   $  9,323,507      790,539   $215,382,207   18,065,671
                                          ============   ==========   ============      =======   ============   ==========
                                                                   Intermediate Municipal Bond Fund
                                          ---------------------------------------------------------------------------------
                                                  Year Ended                March 1, 1995                 Year Ended
                                              December 31, 1996       through December 31, 1995       February 28, 1995
                                              -----------------       -------------------------       -----------------
                                             Amount        Shares        Amount        Shares        Amount        Shares
                                             ------        ------        ------        ------        ------        ------
Class A Shares:
Shares Issued                             $  5,404,061      366,796   $  2,036,319      167,138   $    920,191       78,527
Shares Issued in Connection with Merger             --           --             --           --             --           --
Dividends Reinvested                           524,344       43,521        579,220       47,958        829,334       70,747
Shares Redeemed                             (3,525,775)    (287,987)    (2,724,405)    (225,316)   (12,219,977)  (1,053,197)
                                          ------------      -------   ------------     --------   ------------   ----------
Net Increase (Decrease)                   $  2,402,630      122,330   $   (108,866)     (10,220)  $(10,470,452)    (903,923)
                                          ============      =======   ============     ========   ============   ==========
Class B Shares:
Shares Issued                             $    306,006       24,466   $    348,000       28,626   $    115,550        9,750
Dividends Reinvested                            10,793          886          4,876          399          1,971          169
Shares Redeemed                                (31,817)      (2,637)       (20,212)      (1,672)      (123,958)     (10,419)
                                          ------------      -------   ------------     --------   ------------   ----------
Net Increase (Decrease)                   $    284,982       22,715   $    332,664       27,353   $     (6,437)        (500)
                                          ============      =======   ============     ========   ============   ==========
Class I Shares:
Shares Issued                             $ 61,280,262    5,150,519   $ 46,362,306    3,850,432   $366,411,242   31,318,358
Shares Issued in Connection with Merger             --           --             --           --             --           --
Dividends Reinvested                           195,229       16,192      2,330,219      191,337         20,498        1,737
Shares Redeemed                            (57,603,084)  (4,790,142)   (54,476,753)  (4,527,302)    (3,821,887)    (325,102)
                                          ------------      -------   ------------     --------   ------------   ----------
Net Increase (Decrease)                   $  3,872,407      376,569   $ (5,784,228)    (485,533)  $362,609,853   30,994,993
                                          ============      =======   ============     ========   ============   ==========
Net Increase (Decrease) in Fund           $  6,560,019      521,614   $ (5,560,430)    (468,400)  $352,132,964   30,090,570
                                          ============      =======   ============     ========   ============   ==========

                                          175

                                     Michigan Municipal Bond Fund
                          ------------------------------------------------
                                 Year Ended                Year Ended
                             December 31, 1996         December 31, 1995
                             -----------------         -----------------
                             Amount       Shares       Amount       Shares
                             ------       ------       ------       ------
Class A Shares:
Shares Issued             $   911,973      79,044   $ 1,969,315     191,147
Dividends Reinvested          657,970      63,485       749,723      73,306
Shares Redeemed            (3,759,125)   (354,815)   (5,025,471)   (493,749)
                          -----------   ---------   -----------   ---------
Net Increase (Decrease)   $(2,189,182)   (212,286)  $(2,306,433)   (229,296)
                          ===========   =========   ===========    ========
Class B Shares:
Shares Issued             $   110,019      10,827            --          --
Dividends Reinvested               63           6            --          --
                          -----------   ---------   -----------   ---------
Net Increase              $   110,082      10,833   $        --          --
                          ===========   =========   ===========    ========
Class I Shares:
Shares Issued             $16,351,477   1,572,801   $11,025,312   1,099,298
Dividends Reinvested          196,702      18,959       178,023      17,347
Shares Redeemed            (6,798,951)   (652,256)   (5,920,891)   (591,939)
                          -----------   ---------   -----------   ---------
Net Increase              $ 9,749,228     939,504   $ 5,282,444     524,706
                          ===========   =========   ===========    ========
Net Increase in Fund      $ 7,670,128     738,051   $ 2,976,011     295,410
                          ===========   =========   ===========    ========

Pegasus Funds
   FINANCIAL HIGHLIGHTS

The Financial Highlights present a per share analysis of how the Funds' net assets values have changed during the periods presented. Additional quantitative measures expressed in ratio form analyze important relationships between certain items presented in the financial statements. These financial highlights have been derived from the financial statements of the Funds and other information for the periods presented.

Pegasus Managed Assets Conservative Fund

                                                                             Class A Shares
                                                     --------------------------------------------------------------
                                                     Year Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                                      Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,     Dec. 31,
                                                        1996         1995         1994         1993         1992
                                                     ----------   ----------   ----------   ----------   ----------
Net asset value, beginning of period                   $ 14.54      $ 12.13      $ 13.11      $ 12.68      $ 12.56
Income (loss) from investment operations:
Net investment income                                     0.56         0.64         0.73         0.72         0.79
Net realized and unrealized gains (losses) on
  investments                                             0.89         2.48        (0.98)        0.61         0.26
                                                       -------      -------      -------      -------      -------
  Total from investment operations                        1.45         3.12        (0.25)        1.33         1.05
                                                       -------      -------      -------      -------      -------
Less distributions:
From net investment income                               (0.56)       (0.68)       (0.72)       (0.72)       (0.77)
From realized gains                                      (0.09)       (0.03)       (0.01)       (0.18)       (0.16)
                                                       -------      -------      -------      -------      -------
  Total distributions                                    (0.65)       (0.71)       (0.73)       (0.90)       (0.93)
                                                       -------      -------      -------      -------      -------
Net change in net asset value                             0.80         2.41        (0.98)        0.43         0.12
Conversion to Class A Shares(3)                             --           --           --           --           --
                                                       -------      -------      -------      -------      -------
Net asset value, end of period                         $ 15.34      $ 14.54      $ 12.13      $ 13.11      $ 12.68
                                                       =======      =======      =======      =======      =======
  Total Return (c)                                       10.11%       26.40%       (1.92%)      10.70%        8.68%
Ratios/Supplemental Data
Net assets, end of period (in 000's)                   $69,301      $51,997      $44,367      $51,586      $34,262
Ratios to average net assets:
  Expenses                                                1.18%        1.17%        0.63%        0.39%        0.02%
  Net investment income                                   3.64%        4.88%        5.77%        5.54%        6.24%
  Expenses without fee waivers/reimbursed expenses        1.33%        1.54%        1.67%        1.65%        1.88%
  Net investment income without fee
    waivers/reimbursed expenses                           3.49%        4.51%        4.73%        4.28%        4.38%
Portfolio turnover rate                                  63.41%        8.23%       28.69%       16.40%       22.14%
Average commission rate                                $  0.05


Pegasus Managed Assets Conservative Fund - (Continued)


                                                                   Class B Shares                     Class I Shares
                                                    -----------------------------------------  -------------------------
                                                     Year Ended   Period Ended   Period Ended   Year Ended   Period Ended
                                                      Dec. 31,      Dec. 31,        Dec. 2,      Dec. 31,      Dec. 31,
                                                        1996         1995(2)        1994(1)        1996         1995(4)
                                                     ----------   ------------   ------------   ----------   ----------
Net asset value, beginning of period                   $14.56        $12.42         $ 13.05       $14.57        $12.42
Income (loss) from investment operations:
Net investment income                                    0.44          0.45            0.51         0.60          0.57
Net realized and unrealized gains (losses) on
  investments                                            0.89          2.17           (0.91)        0.89          2.18
                                                       ------        ------         -------       ------        ------
  Total from investment operations                       1.33          2.62           (0.40)        1.49          2.75
Less distributions:
From net investment income                              (0.44)        (0.45)          (0.54)       (0.59)        (0.57)
From realized gains                                     (0.09)        (0.03)          (0.01)       (0.09)        (0.03)
                                                       ------        ------         -------       ------        ------
  Total distributions                                   (0.53)        (0.48)          (0.55)       (0.68)        (0.60)
                                                       ------        ------         -------       ------        ------
Net change in net asset value                            0.80          2.14           (0.95)        0.81          2.15
Conversion to Class A Shares(3)                            --            --          (12.10)          --            --
                                                       ------        ------         -------       ------        ------
Net asset value, end of period                         $15.36        $14.56         $    --       $15.38        $14.57
                                                       ======        ======         =======       ======        ======
  Total Return (c)                                       9.26%        21.42%(b)       (3.13)%      10.43%        22.55%(b)
Ratios/Supplemental Data
Net assets, end of period (in 000's)                   $5,736        $2,175         $    --       $1,501        $1,294
Ratios to average net assets:
  Expenses                                               1.93%         1.92%(a)        1.21%(a)     0.93%         0.77%(a)
  Net investment income                                  2.89%         3.89%(a)        4.10%(a)     3.89%         5.12%(a)
  Expenses without fee waivers/reimbursed expenses       2.07%         2.12%(a)        2.17%(a)     1.19%         1.22%(a)
  Net investment income without fee
    waivers/reimbursed expenses                          2.75%         3.70%(a)        3.14%(a)     3.63%         4.66%(a)
Portfolio turnover rate                                 63.41%         8.23%(b)       28.69%(b)    63.41%         8.23%(b)
Average commission rate                                $ 0.05                                     $ 0.05

---------
(1) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(2) For the period March 3, 1995 (re-offering date of Class B Shares) through December 31, 1995.

(3) On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(4) For the period March 3, 1995 (initial offering date of Class I Shares) through December 31, 1995.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.


                      See Notes to Financial Statements.

Pegasus Funds
FINANCIAL HIGHLIGHTS

                                                                PEGASUS MANAGED ASSETS BALANCED FUND

                                               Class A Shares              Class B Shares              Class I Shares
                                   -------------------------------------   --------------  -------------------------------------
                                    Year Ended   Year Ended   Year Ended    Period Ended    Year Ended   Year Ended   Year Ended
                                     Dec. 31,     Dec. 31,     Dec. 31,       Dec. 31,       Dec. 31,     Dec. 31,     Dec. 31,
                                       1996         1995         1994          1996(1)         1996         1995         1994
                                    ----------   ----------   ----------    ------------    ----------   ----------   ----------
Net asset value, beginning of
  period                              $ 11.24      $ 9.53       $10.00         $12.16        $  11.24      $  9.53      $ 10.00
Income (loss) from investment
  operations:
Net investment income                    0.35        0.35         0.28           0.08            0.39         0.35         0.28
Net realized and unrealized gains
  (losses) on investments                1.06        1.83        (0.48)          0.81            1.02         1.83        (0.48)
                                      -------      ------       ------         ------        --------      -------      -------
  Total from investment
    operations                           1.41        2.18        (0.20)          0.89            1.41         2.18        (0.20)
                                      -------      ------       ------         ------        --------      -------      -------
Less distributions:
From net investment income              (0.34)      (0.35)       (0.27)         (0.07)          (0.38)       (0.35)       (0.27)
From realized gains                     (0.68)      (0.12)          --          (0.17)          (0.68)       (0.12)          --
                                      -------      ------       ------         ------        --------      -------      -------
  Total distributions                   (1.02)      (0.47)       (0.27)         (0.24)          (1.06)       (0.47)       (0.27)
                                      -------      ------       ------         ------        --------      -------      -------
Net change in net asset value            0.39        1.71        (0.47)          0.65            0.35         1.71        (0.47)
                                      -------      ------       ------         ------        --------      -------      -------
Net asset value, end of period        $ 11.63      $11.24       $ 9.53         $12.81        $  11.59      $ 11.24      $  9.53
                                      =======      ======       ======         ======        ========      =======      =======
  Total Return (c)                      12.99%      23.18%       (1.95)%         7.30%(b)       13.04%       23.18%       (1.95)%

Ratios/Supplemental Data
Net assets, end of period (in
  000's)                              $26,775      $9,986       $8,168         $1,890        $101,596      $83,638      $45,999
Ratios to average net assets:
  Expenses                               1.09%       0.91%        0.85%          1.96%(a)        0.94%        0.91%        0.85%
  Net investment income                  3.13%       3.40%        3.41%          1.35%(a)        3.28%        3.40%        3.41%
  Expenses without fee waivers/
    reimbursed expenses                  1.16%       1.09%        1.56%          2.03%(a)        1.01%        1.09%        1.56%
  Net investment income without
    fee waivers/reimbursed
    expenses                             3.06%       3.22%        2.70%          1.28%(a)        3.21%        3.22%        2.70%
Portfolio turnover rate                 50.50%      31.76%       37.49%         50.50%          50.50%       31.76%       37.49%
Average commission rate               $  0.07                                  $ 0.07(a)     $   0.07



                                                             PEGASUS MANAGED ASSETS GROWTH FUND

                                                      Class A Shares   Class B Shares   Class I Shares
                                                      --------------   --------------   --------------
                                                       Period Ended     Period Ended     Period Ended
                                                         Dec. 31,         Dec. 31,         Dec. 31,
                                                          1996(2)          1996(2)          1996(2)
                                                       ------------     ------------     -----------
Net asset value, beginning of period                      $10.00           $10.00           $10.00
Income (loss) from investment operations:
Net investment income                                         --               --               --
Net realized and unrealized gains (losses) on
  investments                                               0.08            (0.01)            0.13
                                                          ------           ------           ------
  Total from investment operations                          0.08            (0.01)            0.13
                                                          ------           ------           ------
Less distributions:
From net investment income                                    --               --               --
                                                          ------           ------           ------
From realized gains                                           --               --               --
                                                          ------           ------           ------
  Total distributions                                         --               --               --
Net change in net asset value                               0.08            (0.01)            0.13
                                                          ------           ------           ------
Net asset value, end of period                            $10.08           $ 9.99           $10.13
                                                          ======           ======           ======
  Total Return (c)                                          0.80%(b)        (0.10)%(b)        1.30%(b)
Ratios/Supplemental Data
Net assets, end of period (in 000's)                      $   75           $   17           $  594
Ratios to average net assets:
  Expenses                                                  1.20%(a)         1.95%(a)         0.95%(a)
  Net investment income                                    (0.45)%(a)       (1.20)%(a)        0.20%(a)
  Expenses without fee waivers/ reimbursed expenses        (3.50)%(a)       (4.25)%(a)       (3.25)%(a)
  Net investment income without fee
    waivers/reimbursed expenses                            (2.75)%(a)       (3.50)%(a)       (2.50)%(a)
Portfolio turnover rate                                     0.00%            0.00%            0.00%
Average commission rate                                   $ 0.00           $ 0.00           $ 0.00

(1) For the period August 24, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period December 17, 1996 (commencement of operations) through December 31, 1996.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                       See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Equity Income Fund

                                            Class A Shares              Class B Shares              Class I Shares
                                       ------------------------    ------------------------    -------------------------
                                       Year Ended   Period Ended   Year Ended   Period Ended   Year Ended   Period Ended
                                        Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                          1996        1995(1)         1996        1995(1)         1996        1995(1)
                                       ----------   ------------   ----------   ------------   ----------   ------------
Net asset value, beginning of
  period                                $ 12.22        $10.00        $12.22        $10.00       $  12.21      $  10.00
Income from investment operations:
Net investment income                      0.39          0.36          0.30          0.29           0.45          0.42
Net realized and unrealized gains
  on investments                           1.90          2.57          1.88          2.56           1.87          2.55
                                         ------        ------        ------        ------       --------      --------
  Total from investment operations         2.29          2.93          2.18          2.85           2.32          2.97
                                         ------        ------        ------        ------       --------      --------
Less distributions:
From net investment income                (0.38)        (0.36)        (0.28)        (0.29)         (0.44)        (0.42)
In excess of net investment income           --         (0.01)           --            --             --            --
From realized gains                       (0.84)        (0.34)        (0.84)        (0.34)         (0.84)        (0.34)
                                         ------        ------        ------        ------       --------      --------
  Total distributions                     (1.22)        (0.71)        (1.12)        (0.63)         (1.28)        (0.76)
                                         ------        ------        ------        ------       --------      --------
Net change in net asset value              1.07          2.22          1.06          2.22           1.04          2.21
                                         ------        ------        ------        ------       --------      --------
Net asset value, end of period          $ 13.29        $12.22        $13.28        $12.22       $  13.25      $  12.21
                                        =======        ======        ======        ======       ========      ========
  Total Return (c)                        19.29%        29.78%(b)     18.28%        28.97%(b)      19.58%        30.27%(b)
Ratios/Supplemental Data
Net assets, end of period (in
  000's)                                $12,956        $2,873        $1,885        $  593       $314,649      $283,927
Ratios to average net assets:
  Expenses                                 0.91%         1.11%(a)      1.66%         1.90%(a)       0.66%         0.65%(a)
  Net investment income                    3.29%         3.33%(a)      2.54%         2.65%(a)       3.54%         4.08%(a)
  Expenses without fee waivers/
    reimbursed expenses                    0.95%         1.44%(a)      1.81%         2.65%(a)       0.74%         0.77%(a)
  Net investment income without fee
    waivers/reimbursed expenses            3.25%         2.99%(a)      2.39%         1.90%(a)       3.46%         3.96%(a)
Portfolio turnover rate                   61.41%        44.07%(b)     61.41%        44.07%(b)      61.41%        44.07%(b)
Average commission rate                 $  0.04                      $ 0.04                     $   0.04

---------
(1) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Growth Fund

                                            Class A Shares              Class B Shares              Class I Shares
                                       -------------------------   ------------------------    -------------------------
                                       Year Ended   Period Ended   Year Ended   Period Ended   Year Ended   Period Ended
                                        Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                          1996        1995(1)         1996        1995(1)         1996        1995(1)
                                       ----------   ------------   ----------   ------------   ----------   ------------
Net asset value, beginning of
  period                                $ 11.97       $ 10.00        $11.95       $ 10.00       $  11.97      $  10.00
Income from investment operations:
Net investment income                      0.05          0.11         (0.02)         0.06           0.09          0.15
Net realized and unrealized gains
  on investments                           1.04          2.86          0.99          2.84           1.02          2.86
                                        -------       -------        ------       -------       --------      --------
  Total from investment operations         1.09          2.97          0.97          2.90           1.11          3.01
                                        -------       -------        ------       -------       --------      --------
Less distributions:
From net investment income                (0.06)        (0.11)           --         (0.06)         (0.09)        (0.15)
From realized gains                       (0.36)        (0.89)        (0.36)        (0.89)         (0.36)        (0.89)
                                        -------       -------        ------       -------       --------      --------
  Total distributions                     (0.42)        (1.00)        (0.36)        (0.95)         (0.45)        (1.04)
                                        -------       -------        ------       -------       --------      --------
Net change in net asset value              0.67          1.97          0.61          1.95           0.66          1.97
                                        -------       -------        ------       -------       --------      --------
Net asset value, end of period          $ 12.64       $ 11.97        $12.56       $ 11.95       $  12.63      $  11.97
                                        =======       =======        ======       =======       ========      ========
  Total Return (c)                        20.10%        29.98%(b)     19.04%        29.15%(b)      20.36%        30.38%(b)
Ratios/Supplemental Data
Net assets, end of period (in
  000's)                                $23,273       $ 4,329        $1,094       $   268       $533,406      $293,944
Ratios to average net assets:
  Expenses                                 1.04%         1.21%(a)      1.79%         2.04%(a)       0.79%         0.80%(a)
  Net investment income                    0.43%         0.86%(a)     (0.32)%        0.02%(a)       0.68%         1.46%(a)
  Expenses without fee waivers/
    reimbursed expenses                    1.07%         1.39%(a)      1.89%         2.60%(a)       0.85%         0.92%(a)
  Net investment income without fee
    waivers/reimbursed expenses            0.40%         0.68%(a)     (0.42)%       (0.54)%(a)      0.62%         1.34%(a)
Portfolio turnover rate                   61.95%       106.02%(b)     61.95%       106.02%(b)      61.95%       106.02%(b)
Average commission rate                 $  0.02                      $ 0.02                     $   0.02

---------
(1) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Mid-Cap Opportunity Fund

                                                                           Class A Shares                      Class B Shares
                                                       ----------------------------------------------------    --------------
                                                          Year       Year       Year       Year      Period
                                                          Ended      Ended      Ended      Ended      Ended     Period Ended
                                                        Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,
                                                          1996       1995       1994       1993      1992(2)       1996(1)
                                                       -------     -------    --------   --------   --------    ------------
Net asset value, beginning of period                     $ 15.15    $ 13.34    $ 14.49    $ 12.37    $10.95        $10.00
Income (loss) from investment operations:
Net investment income                                       0.02       0.06       0.07       0.10      0.08            --
Net realized and unrealized gains (losses) on
  investments                                               3.74       2.57      (0.54)      2.87      1.88          0.79
                                                         -------    -------    -------    -------   -------        ------
  Total from investment operations                          3.76       2.63      (0.47)      2.97      1.96          0.79
Less distributions:
From net investment income                                 (0.02)     (0.06)     (0.07)     (0.10)    (0.08)        (0.01)
From realized gains                                        (1.28)     (0.76)     (0.49)     (0.75)    (0.46)        (1.21)
In excess of realized gains                                   --         --      (0.02)        --        --            --
Tax return of capital                                         --         --      (0.10)        --        --            --
                                                         -------    -------    -------    -------   -------        ------
  Total distributions                                      (1.30)     (0.82)     (0.68)     (0.85)    (0.54)        (1.22)
                                                         -------    -------    -------    -------   -------        ------
Net change in net asset value                               2.46       1.81      (1.15)      2.12      1.42         (0.43)
                                                         -------    -------    -------    -------   -------        ------
Net asset value, end of period                           $ 17.61    $ 15.15    $ 13.34    $ 14.49    $12.37        $ 9.57
                                                         =======    =======    =======    =======    ======        ======
  Total Return(c)                                          24.91%     19.88%     (3.27)%    24.01%    27.93%         7.94%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                             $91,516    $71,858    $64,326    $53,977    $5,111        $  154
Ratios to average net assets:
  Expenses                                                  0.93%      0.89%      0.90%      0.86%     0.85%(a)      1.81%(a)
  Net investment income                                     0.12%      0.37%      0.53%      0.71%     1.05%(a)     (0.59)%(a)
Portfolio turnover rate                                    34.87%     53.55%     37.51%     33.99%    34.44%(a)     34.87%
Average commission rate                                  $  0.04                                                   $ 0.04




                                                                           Class I Shares
                                                        ----------------------------------------------------
                                                          Year       Year       Year       Year       Year
                                                          Ended      Ended      Ended      Ended      Ended
                                                         Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                          1996       1995       1994       1993       1992
                                                        --------   --------   --------   --------   --------
Net asset value, beginning of period                    $  15.15   $  13.34   $  14.49   $  12.37   $  10.40
Income (loss) from investment operations:
Net investment income                                       0.04       0.06       0.07       0.10       0.11
Net realized and unrealized gains (losses) on
  investments                                               3.74       2.57      (0.54)      2.87       2.43
                                                        --------   --------   --------   --------   --------
  Total from investment operations                          3.78       2.63      (0.47)      2.97       2.54
                                                        --------   --------   --------   --------   --------
Less distributions:
From net investment income                                 (0.04)     (0.06)     (0.07)     (0.10)     (0.11)
From realized gains                                        (1.28)     (0.76)     (0.49)     (0.75)     (0.46)
In excess of realized gains                                   --         --      (0.02)        --         --
Tax return of capital                                         --         --      (0.10)        --         --
                                                        --------   --------   --------   --------   --------
  Total distributions                                      (1.32)     (0.82)     (0.68)     (0.85)     (0.57)
                                                        --------   --------   --------   --------   --------
Net change in net asset value                               2.46       1.81      (1.15)      2.12       1.97
                                                        --------   --------   --------   --------   --------
Net asset value, end of period                          $  17.61   $  15.15   $  13.34   $  14.49   $  12.37
                                                        ========   ========   ========   ========   ========
  Total Return(c)                                          25.03%     19.88%     (3.27)%    24.01%     24.56%
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                            $677,608   $579,094   $460,673   $311,688   $161,312
Ratios to average net assets:
  Expenses                                                  0.81%      0.89%      0.90%      0.86%      0.84%
  Net investment income                                     0.24%      0.37%      0.53%      0.71%      1.09%
Portfolio turnover rate                                    34.87%     53.55%     37.51%     33.99%     34.44%
Average commission rate                                 $   0.04

---------

(1) For the period September 23, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period May 1, 1992 (initial offering date of Class A shares) through December 31, 1992.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.


                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Small Cap Opportunity Fund

                                            Class A Shares              Class B Shares              Class I Shares
                                      --------------------------   -------------------------   -------------------------
                                       Year Ended   Period Ended   Year Ended   Period Ended   Year Ended   Period Ended
                                        Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                          1996        1995(1)         1996        1995(1)         1996        1995(1)
                                       ----------   ------------   ----------   ------------   ----------   ------------
Net asset value, beginning of
  period                                 $12.20        $10.00        $12.12        $10.00       $  12.19      $ 10.00
Income (loss) from investment
  operations:
Net investment income                     (0.02)         0.02         (0.04)        (0.03)         (0.01)        0.06
Net realized and unrealized gains
  on investments                           3.02          2.45          3.00          2.40           3.13         2.44
                                         ------        ------        ------        ------       --------      -------
  Total from investment operations         3.00          2.47          2.96          2.37           3.12         2.50
                                         ------        ------        ------        ------       --------      -------
Less distributions:
From net investment income                   --         (0.02)           --            --             --        (0.06)
From realized gains                       (1.50)        (0.25)        (1.50)        (0.25)         (1.50)       (0.25)
In excess of net investment income           --            --            --            --          (0.01)          --
                                         ------        ------        ------        ------       --------      -------
  Total distributions                     (1.50)        (0.27)        (1.50)        (0.25)         (1.51)       (0.31)
                                         ------        ------        ------        ------       --------      -------
Net change in net asset value              1.50          2.20          1.46          2.12           1.61         2.19
                                         ------        ------        ------        ------       --------      -------
Net asset value, end of period           $13.70        $12.20        $13.58        $12.12       $  13.80      $ 12.19
                                         ======        ======        ======        ======       ========      =======
  Total Return (c)                        24.59%        24.80%(b)     24.42%        23.76%(b)      25.63%       25.08%(b)
Ratios/Supplemental Data
Net assets, end of period (in
  000's)                                 $6,697        $  672        $  110        $   15       $125,840      $92,926
Ratios to average net assets:
  Expenses                                 1.13%         1.25%(a)      1.88%         2.00%(a)       0.88%        0.85%(a)
  Net investment income                   (0.29)%        0.19%(a)     (1.04)%       (0.51)%        (0.04)%       0.59%(a)
  Expenses without fee waivers/
    reimbursed expenses                    1.24%         2.56%(c)      3.04%         9.52%(a)       1.02%        1.09%(a)
  Net investment income without fee
    waivers/reimbursed expenses           (0.40)%       (1.12)%(a)    (2.20)%       (8.04)%(a)     (0.18)%       0.36%(a)
Portfolio turnover rate                   93.82%        38.89%(b)     93.82%        38.89%(b)      93.82%       38.89%(b)
Average commission rate                  $ 0.05                      $ 0.05                     $   0.05

---------
(1) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Intrinsic Value Fund

                                                                   Class A Shares                      Class B Shares
                                                ---------------------------------------------------    --------------
                                                  Year       Year       Year       Year      Period        Period
                                                  Ended      Ended      Ended      Ended      Ended         Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,
                                                  1996       1995       1994       1993      1992(2)       1996(1)
                                                -------    -------    -------    --------   -------       -------
Net asset value, beginning of period             $ 11.89    $ 10.48    $ 11.05    $ 10.40    $10.70        $10.00
Income (loss) from investment operations:
Net investment income                               0.28       0.29       0.31       0.29      0.22          0.04
Net realized and unrealized gains (losses) on
  investments                                       2.50       2.24      (0.38)      1.23      0.33          0.79
                                                 -------    -------    -------    -------    ------        ------
  Total from investment operations                  2.78       2.53      (0.07)      1.52      0.55          0.83
                                                 -------    -------    -------    -------    ------        ------
Less distributions:
From net investment income                         (0.28)     (0.30)     (0.30)     (0.28)    (0.21)        (0.06)
From realized gains                                (0.69)     (0.82)     (0.20)     (0.59)    (0.64)        (0.59)
                                                 -------    -------    -------    -------    ------        ------
  Total distributions                              (0.97)     (1.12)     (0.50)     (0.87)    (0.85)        (0.65)
                                                 -------    -------    -------    -------    ------        ------
Net change in net asset value                       1.81       1.41      (0.57)      0.65     (0.30)         0.18
                                                 -------    -------    -------    -------    ------        ------
Net asset value, end of period                   $ 13.70    $ 11.89    $ 10.48    $ 11.05    $10.40        $10.18
                                                 =======    =======    =======    =======    ======        ======
  Total Return (c)                                 23.79%     24.38%     (0.60)%    14.71%     6.82%         8.31%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                     $22,370    $17,858    $15,730    $14,098    $4,729        $  182
Ratios to average net assets:
  Expenses                                          0.94%      0.91%      0.91%      0.86%     0.85%(a)      1.81%(a)
  Net investment income                             2.16%      2.49%      2.92%      2.67%     3.12%(a)      0.25%(a)
Portfolio turnover rate                            34.24%     45.55%     58.62%     63.90%    48.52%(a)     34.24%(a)
Average commission rate                          $  0.04                                                   $ 0.04





                                                                  Class I Shares
                                                --------------------------------------------------
                                                  Year       Year       Year       Year       Year
                                                  Ended      Ended      Ended      Ended      Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                  1996       1995       1994       1993       1992
                                                --------   --------   --------   --------   --------
Net asset value, beginning of period            $  11.89   $  10.48   $  11.05   $  10.40   $   9.89
Income (loss) from investment operations:
Net investment income                               0.29       0.29       0.31       0.29       0.29
Net realized and unrealized gains (losses) on
  investments                                       2.51       2.24      (0.38)      1.23       1.14
                                                --------   --------   --------   --------   --------
  Total from investment operations                  2.80       2.53      (0.07)      1.52       1.43
                                                --------   --------   --------   --------   --------
Less distributions:
From net investment income                         (0.29)     (0.30)     (0.30)     (0.28)     (0.28)
From realized gains                                (0.69)     (0.82)     (0.20)     (0.59)     (0.64)
                                                --------   --------   --------   --------   --------
  Total distributions                              (0.98)     (1.12)     (0.50)     (0.87)     (0.92)
                                                --------   --------   --------   --------   --------
Net change in net asset value                       1.82       1.41      (0.57)      0.65       0.51
                                                --------   --------   --------   --------   --------
Net asset value, end of period                  $  13.71   $  11.89   $  10.48   $  11.05   $  10.40
                                                ========   ========   ========   ========   ========
  Total Return (c)                                 23.99%     24.38%     (0.60)%    14.71%     14.56%
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                    $357,360   $238,027   $204,298   $178,457   $102,532
Ratios to average net assets:
  Expenses                                          0.83%      0.91%      0.91%      0.86%      0.84%
  Net investment income                             2.27%      2.49%      2.92%      2.67%      2.78%
Portfolio turnover rate                            34.24%     45.55%     58.62%     63.90%     48.52%
Average commission rate                         $   0.04

---------
(1) For the period September 23, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period May 1, 1992 (initial offering date of Class A shares) through December 31, 1992.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Growth and Value Fund

                                                                   Class A Shares                      Class B Shares
                                                ---------------------------------------------------    --------------
                                                  Year       Year       Year       Year      Period        Period
                                                  Ended      Ended      Ended      Ended      Ended         Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,
                                                  1996       1995       1994       1993      1992(2)       1996(1)
                                                -------    --------   --------   --------   --------      --------
Net asset value, beginning of period             $ 13.16    $ 10.67    $ 11.16    $ 10.51    $10.16        $10.00
Income from investment operations:
Net investment income                               0.16       0.21       0.23       0.20      0.17          0.01
Net realized and unrealized gains (losses) on
  investments                                       2.37       2.76      (0.17)      1.24      0.45          0.62
                                                 -------    -------    -------    -------    ------        ------
  Total from investment operations                  2.53       2.97       0.06       1.44      0.62          0.63
                                                 -------    -------    -------    -------    ------        ------
Less distributions:
From net investment income                         (0.16)     (0.22)     (0.21)     (0.20)    (0.17)        (0.03)
From realized gains                                (1.41)     (0.26)     (0.30)     (0.59)    (0.10)        (1.28)
In excess of realized gains                           --         --      (0.01)        --        --            --
Tax return of capital                                 --         --      (0.03)        --        --            --
  Total distributions                              (1.57)     (0.48)     (0.55)     (0.79)    (0.27)        (1.31)
                                                 -------    -------    -------    -------    ------        ------
Net change in net asset value                       0.96       2.49      (0.49)      0.65      0.35         (0.68)
                                                 -------    -------    -------    -------    ------        ------
Net asset value, end of period                   $ 14.12    $ 13.16    $ 10.67    $ 11.16    $10.51        $ 9.32
                                                 =======    =======    =======    =======    ======        ======
  Total Return (c)                                 19.24%     28.04%      0.55%     13.79%     8.19%         6.10%(b)
Ratios/Supplemental Data
Net assets, end of period
    (in 000's)                                   $59,027    $49,872    $42,274    $29,467    $4,338        $  183
Ratios to average net assets:
  Expenses                                          0.91%      0.84%      0.84%      0.83%     0.83%(a)      1.80%(a)
  Net investment income                             1.17%      1.73%      2.07%      1.84%     2.49%(a)      0.25%(a)
Portfolio turnover rate                            43.21%     26.80%     28.04%     42.31%    16.28%(a)     43.21%(a)
Average commission rate                          $  0.04                                                   $ 0.04



                                                                   Class I Shares
                                                ----------------------------------------------------
                                                  Year       Year       Year       Year       Year
                                                  Ended      Ended      Ended      Ended      Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                  1996       1995       1994       1993       1992
                                                --------   --------   --------   --------   --------
Net asset value, beginning of period            $  13.16   $  10.67   $  11.16   $  10.51   $   9.86
Income from investment operations:
Net investment income                               0.18       0.21       0.23       0.20       0.22
Net realized and unrealized gains (losses) on
  investments                                       2.36       2.76      (0.17)      1.24       0.75
                                                --------   --------   --------   --------   --------
  Total from investment operations                  2.54       2.97       0.06       1.44       0.97
                                                --------   --------   --------   --------   --------
Less distributions:
From net investment income                         (0.17)     (0.22)     (0.21)     (0.20)     (0.22)
From realized gains                                (1.41)     (0.26)     (0.30)     (0.59)     (0.10)
In excess of realized gains                           --         --      (0.01)        --         --
Tax return of capital                                 --         --      (0.03)        --         --
                                                --------   --------   --------   --------   --------
  Total distributions                              (1.58)     (0.48)     (0.55)     (0.79)     (0.32)
                                                --------   --------   --------   --------   --------
Net change in net asset value                       0.96       2.49      (0.49)      0.65       0.65
                                                --------   --------   --------   --------   --------
Net asset value, end of period                  $  14.12   $  13.16   $  10.67   $  11.16   $  10.51
                                                ========   ========   ========   ========   ========
  Total Return (c)                                 19.35%     28.04%      0.55%     13.79%      9.87%
Ratios/Supplemental Data
Net assets, end of period
    (in 000's)                                  $733,632   $687,295   $529,097   $400,168   $283,007
Ratios to average net assets:
  Expenses                                          0.80%      0.84%      0.84%      0.83%      0.83%
  Net investment income                             1.28%      1.73%      2.07%      1.84%      2.20%
Portfolio turnover rate                            43.21%     26.80%     28.04%     42.31%     16.28%
Average commission rate                         $   0.04

---------

(1) For the period September 23, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period May 1, 1992 (initial offering date of Class A shares) through December 31, 1992.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.


                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Equity Index Fund

                                                                   Class A Shares                      Class B Shares
                                                ---------------------------------------------------    --------------
                                                  Year       Year       Year       Year      Period        Period
                                                  Ended      Ended      Ended      Ended      Ended         Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,
                                                ` 1996       1995       1994       1993      1992(2)       1996(1)
                                                ------     ------     ------     ------     --------      --------
Net asset value, beginning of period             $ 14.15    $10.65     $11.15     $10.52     $10.00        $10.00
Income from investment operations:
Net investment income                               0.30      0.30       0.31       0.28       0.12          0.05
Net realized and unrealized gains (losses) on
  investments                                       2.85      3.65      (0.20)      0.75       0.52          0.76
                                                 -------    ------     ------     ------     ------        ------
  Total from investment operations                  3.15      3.95       0.11       1.03       0.64          0.81
                                                 -------    ------     ------     ------     ------        ------
Less distributions:
From net investment income                         (0.29)    (0.31)     (0.30)     (0.27)     (0.12)        (0.06)
From realized gains                                (0.26)    (0.14)     (0.23)     (0.13)        --         (0.25)
In excess of realized gains                           --     (0.00)     (0.08)        --         --            --
                                                 -------    ------     ------     ------     ------        ------
  Total distributions                              (0.55)    (0.45)     (0.61)     (0.40)     (0.12)        (0.31)
                                                 -------    ------     ------     ------     ------        ------
Net change in net asset value                       2.60      3.50      (0.50)      0.63       0.52          0.50
                                                 -------    ------     ------     ------     ------        ------
Net asset value, end of period                   $ 16.75    $14.15     $10.65     $11.15     $10.52        $10.50
                                                 =======    ======     ======     ======     ======        ======
  Total Return (c)                                 22.49%    37.35%      1.02%      9.77%     13.61%(a)      8.09%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                     $35,336    $4,007     $1,197     $  960     $  151        $  113
Ratios to average net assets:
  Expenses                                          0.37%     0.15%      0.17%      0.20%      0.22%(a)      1.29%(a)
  Net investment income                             1.89%     2.39%      2.71%      2.59%      2.71%(a)      0.57%(a)
Portfolio turnover rate                            12.25%    10.66%     24.15%     16.01%      0.50%(b)     12.25%(a)
Average commission rate                          $  0.03                                                   $ 0.03





                                                                   Class I Shares
                                                 --------------------------------------------------
                                                  Year       Year       Year       Year      Period
                                                  Ended      Ended      Ended      Ended      Ended
                                                 Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                  1996       1995       1994       1993      1992(2)
                                                --------   --------   --------   --------   --------
Net asset value, beginning of period            $  14.15   $  10.65   $  11.15   $  10.52   $  10.00
Income from investment operations:
Net investment income                               0.31       0.30       0.31       0.28       0.12
Net realized and unrealized gains (losses) on
  investments                                       2.85       3.65      (0.20)      0.75       0.52
                                                --------   --------   --------   --------   --------
  Total from investment operations                  3.16       3.95       0.11       1.03       0.64
                                                --------   --------   --------   --------   --------
Less distributions:
From net investment income                         (0.30)     (0.31)     (0.30)     (0.27)     (0.12)
From realized gains                                (0.26)     (0.14)     (0.23)     (0.13)        --
In excess of realized gains                           --      (0.00)     (0.08)        --         --
                                                --------   --------   --------   --------   --------
  Total distributions                              (0.56)     (0.45)     (0.61)     (0.40)     (0.12)
                                                --------   --------   --------   --------   --------
Net change in net asset value                       2.60       3.50      (0.50)      0.63       0.52
                                                --------   --------   --------   --------   --------
Net asset value, end of period                  $  16.75   $  14.15   $  10.65   $  11.15   $  10.52
                                                ========   ========   ========   ========   ========
  Total Return (c)                                 22.58%     37.35%      1.02%      9.77%     13.61%(a)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                    $834,368   $524,195   $339,611   $324,369   $241,907
Ratios to average net assets:
  Expenses                                          0.21%      0.15%      0.17%      0.20%      0.22%(a)
  Net investment income                             2.05%      2.39%      2.71%      2.59%      2.71%(a)
Portfolio turnover rate                            12.25%     10.66%     24.15%     16.01%      0.50%(b)
Average commission rate                         $   0.03

---------

(1) For the period September 23, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period July 10, 1992 (inception) through December 31, 1996.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                       See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus International Equity Fund

                                           Class A Shares        Class B Shares                 Class I Shares
                                       -----------------------  ----------------  --------------------------------------
                                       Year Ended   Year Ended    Period Ended    Year Ended   Year Ended   Period Ended
                                        Dec. 31,     Dec. 31,       Dec. 31,       Dec. 31,     Dec. 31,      Dec. 31,
                                          1996         1995         1996(1)          1996         1995        1994(2)
                                       ----------   ----------    ------------    ----------    ---------   ------------
Net asset value, beginning of
  period                                $ 11.05       $10.01         $10.84        $  11.05     $  10.01      $ 10.00
Income from investment operations:
Net investment income                      0.10         0.10           0.04            0.11         0.10         0.01
Net realized and unrealized gains
  (losses) on investments                  0.72         1.05           0.24            0.74         1.05           --
  Total from investment operations         0.82         1.15           0.28            0.85         1.15         0.01
                                        -------       ------         ------        --------     --------      -------
Less distributions:
From net investment income                (0.10)       (0.11)         (0.04)          (0.11)       (0.11)          --
                                        -------       ------         ------        --------     --------      -------
  Total distributions                     (0.10)       (0.11)         (0.04)          (0.11)       (0.11)          --
Net change in net asset value              0.72         1.04           0.24            0.74         1.04         0.01
                                        -------       ------         ------        --------     --------      -------
Net asset value, end of period          $ 11.77       $11.05         $11.08        $  11.79     $  11.05      $ 10.01
                                        =======       ======         ======        ========     ========      =======
  Total Return (c)                         7.50%       11.47%          2.62%(b)        7.79%       11.47%        1.26%(a)
Ratios/Supplemental Data
Net assets, end of period (in
  000's)                                $10,836       $  988         $1,131        $389,997     $106,300      $36,545
Ratios to average net assets:
  Expenses                                 1.23%        1.16%          2.05%(a)        1.10%        1.16%        1.15%(a)
  Net investment income                    0.88%        1.43%          0.75%(a)        1.01%        1.43%        1.18%(a)
  Expenses without fee waivers/
    reimbursed expenses                    1.23%        1.24%          2.05%(a)        1.10%        1.24%        1.92%(a)
  Net investment income without fee
    waivers/reimbursed expenses            0.88%        1.35%          0.75%(a)        1.01%        1.35%        0.41%(a)
Portfolio turnover rate                    6.37%        2.09%          6.37%(a)        6.37%        2.09%        0.30%(b)
Average commission rate                 $  0.07                      $ 0.07        $   0.07

---------
(1) For the period August 24, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period December 3, 1994 (commencement of operations) through December 31, 1994.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Intermediate Bond Fund

                                                                   Class A Shares                      Class B Shares
                                                ---------------------------------------------------    --------------
                                                  Year       Year       Year       Year      Period        Period
                                                  Ended      Ended      Ended      Ended      Ended         Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,
                                                  1996       1995       1994       1993      1992(2)       1996(1)
                                                -------    --------   --------   --------   --------       -------
Net asset value, beginning of period             $ 10.37    $  9.21    $ 10.41    $ 10.28    $10.32        $10.00
Income (loss) from investment operations:
Net investment income                               0.64       0.59       0.56       0.59      0.49          0.15
Net realized and unrealized gains (losses) on
  investments                                      (0.07)      1.16      (1.20)      0.26      0.13          0.20
  Total from investment operations                  0.57       1.75      (0.64)      0.85      0.62          0.35
                                                 -------    -------    -------    -------    ------        ------
Less distributions:
From net investment income                         (0.65)     (0.59)     (0.55)     (0.59)    (0.49)        (0.15)
From realized gains                                   --         --      (0.01)     (0.13)    (0.17)           --
                                                 -------    -------    -------    -------    ------        ------
  Total distributions                              (0.65)     (0.59)     (0.56)     (0.72)    (0.66)        (0.15)
                                                 -------    -------    -------    -------    ------        ------
Net change in net asset value                      (0.08)      1.16      (1.20)      0.13     (0.04)         0.20
                                                 -------    -------    -------    -------    ------        ------
Net asset value, end of period                   $ 10.29    $ 10.37    $  9.21    $ 10.41    $10.28        $10.20
                                                 =======    =======    =======    =======    ======        ======
  Total Return (c)                                  5.65%     19.48%     (6.31)%     8.41%    11.17%(a)      3.50%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                     $18,324    $11,654    $11,983    $16,491    $4,509        $  122
Ratios to average net assets:
  Expenses                                          0.79%      0.73%      0.74%      0.74%     0.75%(a)      1.60%(a)
  Net investment income                             6.17%      5.98%      5.73%      5.44%     7.04%(a)      1.52%(a)
Portfolio turnover rate                            31.62%     36.47%     54.60%     92.80%    56.30%(a)     31.62%(a)





                                                                   Class I Shares
                                                --------------------------------------------------
                                                  Year       Year       Year       Year       Year
                                                  Ended      Ended      Ended      Ended      Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                  1996       1995       1994       1993       1992
                                                --------   --------   --------   --------   --------
Net asset value, beginning of period            $  10.37   $   9.21   $  10.41   $  10.28   $  10.55
Income (loss) from investment operations:
Net investment income                               0.64       0.59       0.56       0.59       0.71
Net realized and unrealized gains (losses) on
  investments                                      (0.07)      1.16      (1.20)      0.26      (0.10)
                                                --------   --------   --------   --------   --------
  Total from investment operations                  0.57       1.75      (0.64)      0.85       0.61
                                                --------   --------   --------   --------   --------
Less distributions:
From net investment income                         (0.65)     (0.59)     (0.55)     (0.59)     (0.71)
From realized gains                                   --         --      (0.01)     (0.13)     (0.17)
                                                --------   --------   --------   --------   --------
  Total distributions                              (0.65)     (0.59)     (0.56)     (0.72)     (0.88)
                                                --------   --------   --------   --------   --------
Net change in net asset value                      (0.08)      1.16      (1.20)      0.13      (0.27)
                                                --------   --------   --------   --------   --------
Net asset value, end of period                  $  10.29   $  10.37   $   9.21   $  10.41   $  10.28
                                                ========   ========   ========   ========   ========
  Total Return (c)                                  5.78%     19.48%     (6.31)%     8.41%      6.00%
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                    $395,105   $393,656   $381,036   $413,299   $215,923
Ratios to average net assets:
  Expenses                                          0.67%      0.73%      0.74%      0.74%      0.74%
  Net investment income                             6.29%      5.98%      5.73%      5.44%      6.91%
Portfolio turnover rate                            31.62%     36.47%     54.60%     92.80%     56.30%

---------

(1) For the period September 23, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period May 1, 1992 (initial offering date of Class A shares) through December 31, 1992.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Bond Fund

                                                                   Class A Shares                      Class B Shares
                                                ---------------------------------------------------    --------------
                                                  Year       Year       Year       Year      Period        Period
                                                  Ended      Ended      Ended      Ended      Ended         Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,
                                                  1996       1995       1994       1993      1992(2)       1996(1)
                                                -------    -------    -------    -------   ---------      --------
Net asset value, beginning of period             $ 10.45    $  9.01    $ 10.32    $ 10.25    $10.23        $10.00
Income (loss) from investment operations:
Net investment income                               0.67       0.63       0.61       0.76      0.56          0.21
Net realized and unrealized gains (losses) on
  investments                                      (0.18)      1.45      (1.31)      0.38      0.15          0.27
                                                 -------    -------    -------    -------    ------        ------
  Total from investment operations                  0.49       2.08      (0.70)      1.14      0.71          0.48
                                                 -------    -------    -------    -------    ------        ------
Less distributions:
From net investment income                         (0.67)     (0.64)     (0.59)     (0.76)    (0.56)        (0.21)
From realized gains                                   --         --      (0.02)     (0.31)    (0.13)           --
                                                 -------    -------    -------    -------    ------        ------
  Total distributions                              (0.67)     (0.64)     (0.61)     (1.07)    (0.69)        (0.21)
                                                 -------    -------    -------    -------    ------        ------
Net change in net asset value                      (0.18)      1.44      (1.31)      0.07      0.02          0.27
                                                 -------    -------    -------    -------    ------        ------
Net asset value, end of period                   $ 10.27    $ 10.45    $  9.01    $ 10.32    $10.25        $10.27
                                                 =======    =======    =======    =======    ======        ======
  Total Return (c)                                  4.98%     23.75%     (6.99)%    11.39%     9.59%(a)      4.81%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                     $46,977    $31,714    $32,053    $45,410    $9,392        $  280
Ratios to average net assets:
  Expenses                                          0.78%      0.74%      0.74%      0.73%     0.74%(a)      1.59%(a)
  Net investment income                             6.59%      6.39%      6.36%      7.20%     8.12%(a)      3.01%(a)
Portfolio turnover rate                            24.92%     41.91%     75.67%    111.52%    90.45%(a)     24.92%(a)




                                                                   Class I Shares
                                                --------------------------------------------------
                                                  Year       Year       Year       Year       Year
                                                  Ended      Ended      Ended      Ended      Ended
                                                Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                                                  1996       1995       1994       1993       1992
                                                --------   --------   --------   --------   --------
Net asset value, beginning of period            $  10.45   $   9.01   $  10.32   $  10.25   $  10.55
Income (loss) from investment operations:
Net investment income                               0.68       0.63       0.61       0.76       0.83
Net realized and unrealized gains (losses) on
  investments                                      (0.18)      1.45      (1.31)      0.38      (0.17)
                                                --------   --------   --------   --------   --------
  Total from investment operations                  0.50       2.08      (0.70)      1.14       0.66
                                                --------   --------   --------   --------   --------
Less distributions:
From net investment income                         (0.68)     (0.64)     (0.59)     (0.76)     (0.83)
From realized gains                                   --         --      (0.02)     (0.31)     (0.13)
                                                --------   --------   --------   --------   --------
  Total distributions                              (0.68)     (0.64)     (0.61)     (1.07)     (0.96)
                                                --------   --------   --------   --------   --------
Net change in net asset value                      (0.18)      1.44      (1.31)      0.07      (0.30)
                                                --------   --------   --------   --------   --------
Net asset value, end of period                  $  10.27   $  10.45   $   9.01   $  10.32   $  10.25
                                                ========   ========   ========   ========   ========
  Total Return (c)                                  5.08%     23.75%     (6.99)%    11.39%      6.56%
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                    $757,627   $485,851   $395,116   $455,786   $312,366
Ratios to average net assets:
  Expenses                                          0.66%      0.74%      0.74%      0.73%      0.73%
  Net investment income                             6.71%      6.39%      6.36%      7.20%      8.08%
Portfolio turnover rate                            24.92%     41.91%     75.67%    111.52%     90.45%

---------

(1) For the period August 24, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period May 1, 1992 (initial offering date of Class A shares) through December 31, 1992.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

                                      188




Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Short Bond Fund

                                          Class A Shares               Class B Shares               Class I Shares
                              --------------------------------------   --------------   --------------------------------------
                              Year Ended   Year Ended   Period Ended    Period Ended    Year Ended   Year Ended   Period Ended
                               Dec. 31,     Dec. 31,      Dec. 31,        Dec. 31,       Dec. 31,     Dec. 31,      Dec. 31,
                                 1996         1995        1994(2)         1996(1)          1996         1995        1994(2)
                              ----------   ----------   ------------    ------------    ----------   ----------   ---------
Net asset value, beginning
  of period                    $ 10.23       $ 9.84        $10.00         $ 10.00        $  10.23     $   9.84      $ 10.00
Income from investment
  operations:
Net investment income             0.55         0.58          0.17            0.12            0.55         0.58         0.17
Net realized and
  unrealized gains
  (losses) on investments        (0.10)        0.39         (0.16)           0.04           (0.10)        0.39        (0.16)
                               -------       ------        ------         -------        --------     --------      -------
  Total from investment
  operations                      0.45         0.97          0.01            0.16            0.45         0.97         0.01
                               -------       ------        ------         -------        --------     --------      -------
Less distributions:
From net investment income       (0.55)       (0.58)        (0.17)          (0.12)          (0.55)       (0.58)       (0.17)
In excess of net
  investment income                 --        (0.00)           --              --              --        (0.00)          --
From realized gains              (0.02)          --            --           (0.02)          (0.02)          --           --
                               -------       ------        ------         -------        --------     --------      -------
  Total distributions            (0.57)       (0.58)        (0.17)          (0.14)          (0.57)       (0.58)       (0.17)
                               -------       ------        ------         -------        --------     --------      -------
Net change in net asset
  value                          (0.12)        0.39         (0.16)           0.02           (0.12)        0.39        (0.16)
                               -------       ------        ------         -------        --------     --------      -------
Net asset value, end of
  period                       $ 10.11       $10.23        $ 9.84         $ 10.02        $  10.11     $  10.23      $  9.84
                               =======       ======        ======         =======        ========     ========      =======
  Total Return (c)                4.45%       10.07%         0.21%(a)        2.04%(b)        4.56%       10.07%        0.21%(a)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                   $ 1,033       $  766        $  308         $    56        $171,427     $162,571      $63,931
Ratios to average net
  assets:
  Expenses                        0.80%        0.75%         0.75%(a)        1.57%(a)        0.70%        0.75%        0.75%(a)
  Net investment income           5.35%        5.74%         5.92%(a)        1.47%(a)        5.45%        5.74%        5.92%(a)
  Expenses without fee
    waivers/ reimbursed
    expenses                      0.82%        0.81%         0.93%(a)        1.59%(a)        0.72%        0.81%        0.93%(a)
  Net investment income
    without fee
    waivers/reimbursed
    expenses                      5.33%        5.68%         5.74%(a)        1.45%(a)        5.43%        5.68%        5.74%(a)
Portfolio turnover rate         109.58%       30.94%        10.20%(b)      109.58%(a)      109.58%       30.94%       10.20%(b)

---------

(1) For the period September 23, 1996 (initial offering date of Class B shares) through December 31, 1996.

(2) For the period September 17, 1994 (commencement of operations) through December 31, 1994.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Income Fund

                                                    Class A Shares                        Class B Shares
                                       -----------------------------------------   ----------------------------
                                         Year      Period      Year      Period      Year      Period    Period
                                        Ended      Ended      Ended      Ended      Ended      Ended      Ended
                                       Dec. 31,   Dec. 31,   Jan. 31,   Jan. 31,   Dec. 31,   Dec. 31,   Dec. 2,
                                         1996     1995(1)      1995     1994(2)      1996     1995(3)    1994(4)
                                       --------   -------    --------   -------    ------     -------    -------
Net asset value, beginning of
  period                               $  8.18    $  7.68     $ 8.25    $  8.36    $  8.18    $  8.13    $ 8.16
Income (loss) from investment
  operations:
Net investment income                     0.41       0.44       0.52       0.47       0.45       0.24      0.40
Net realized and unrealized gains
  (losses) on investments                (0.25)      0.72      (0.57)     (0.09)     (0.23)      0.27     (0.55)
                                       -------    -------     ------    -------    -------    -------    ------
  Total from investment operations        0.16       1.16      (0.05)      0.38       0.22       0.51     (0.15)
                                       -------    -------     ------    -------    -------    -------    ------
Less distributions:
From net investment income               (0.40)     (0.44)     (0.52)     (0.47)     (0.45)     (0.24)    (0.40)
From realized gains                      (0.10)     (0.22)        --      (0.02)     (0.10)     (0.22)       --
                                       -------    -------     ------    -------    -------    -------    ------
  Total distributions                    (0.50)     (0.66)     (0.52)     (0.49)     (0.55)     (0.46)    (0.40)
                                       -------    -------     ------    -------    -------    -------    ------
Net change in net asset value            (0.34)      0.50      (0.57)     (0.11)     (0.33)      0.05     (0.55)
                                       -------    -------     ------    -------    -------    -------    ------
Conversion to Class A Shares (5)            --         --         --         --         --         --     (7.61)
                                       -------    -------     ------    -------    -------    -------    ------
Net asset value, end of period         $  7.84    $  8.18     $ 7.68    $  8.25    $  7.85    $  8.18    $   --
                                       =======    =======     ======    =======    =======    =======    ======
  Total Return (c)                        2.75%     15.55%(b)  (0.45)%     5.16%(a)    2.09%     6.41%(b)  (1.82)%(b)
Ratios/Supplemental Data
Net assets, end of period
(in 000's)                             $ 8,798    $ 6,095     $   69    $    65    $   502    $   259    $   --
Ratios to average net assets:
  Expenses                                0.84%      0.94%(a)   0.04%     0.00%       1.58%      1.60%(a)   0.00%
  Net investment income                   5.75%      5.72%(a)   6.70%     5.96%(a)    5.01%      5.00%(a)   6.48%(a)
  Expenses without fee waivers/
    reimbursed expenses                   0.90%      1.15%(a)   2.78%     3.67%(a)    1.67%      1.78%(a)   2.58%(a)
  Net investment income without fee
    waivers/reimbursed expenses           5.69%      5.51%(a)   3.96%     2.29%(a)    4.92%      4.83%(a)   3.90%(a)
Portfolio turnover rate                 103.93%    173.26%(b)  71.65%    26.54%(b)  103.93%    173.26%(b)  71.65%(b)


                                                                   Class I Shares
                                                      --------------------------------------
                                                        Year      Period      Year    Period
                                                        Ended      Ended     Ended     Ended
                                                      Dec. 31,   Dec. 31,    Jan. 31, Jan. 31,
                                                          1996     1995(1)     1995    1994(2)
                                                      --------   ---------   ------   --------
Net asset value, beginning of period                  $   8.18   $   7.68     $ 8.25   $  8.36
Income (loss) from investment operations:
Net investment income                                     0.46       0.47       0.52      0.47
Net realized and unrealized gains (losses) on
  investments                                            (0.24)      0.72      (0.57)    (0.09)
                                                      --------   --------     ------   -------
  Total from investment operations                        0.22       1.19      (0.05)     0.38
                                                      --------   --------     ------   -------
Less distributions:
From net investment income                               (0.45)     (0.47)     (0.52)    (0.47)
From realized gains                                      (0.10)     (0.22)        --     (0.02)
                                                      --------   --------     ------   -------
  Total distributions                                    (0.55)     (0.69)     (0.52)    (0.49)
                                                      --------   --------     ------   -------
Net change in net asset value                            (0.33)      0.50      (0.57)    (0.11)
                                                      --------   --------     ------   -------
Conversion to Class A Shares (5)                            --         --         --        --
                                                      --------   --------     ------   -------
Net asset value, end of period                        $   7.85   $   8.18     $ 7.68   $  8.25
                                                      ========   ========     ======   =======
  Total Return (c)                                        3.14%     15.90%(b)  (0.48)%    5.16%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                                          $187,112   $191,930     $7,101   $ 5,128
Ratios to average net assets:
  Expenses                                                0.57%      0.55%(a)   0.04%     0.00%
  Net investment income                                   6.02%      6.34%(a)   6.70%     6.21%(a)
  Expenses without fee waivers/ reimbursed expenses       0.66%      0.67%(a)   2.78%     2.64%(a)
  Net investment income without fee
    waivers/reimbursed expenses                           5.93%      6.22%(a)   3.96%     3.57%(a)
Portfolio turnover rate                                 103.93%    173.26%(b)  71.65%    26.54%(b)

---------

(1) For the period February 1, 1995 through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31 to December 31.

(2) For the period March 5, 1993 (commencement of operations) through January 31, 1994.

(3) For the period May 31, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective February 1, 1995, the Fund changed its fiscal year end from January 31, to December 31.

(4) For the period February 8, 1994 (initial offering date of Class B Shares) through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A shares.

(5) On December 2, 1994, the Fund terminated the offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus International Bond Fund

                                            Class A Shares              Class B Shares              Class I Shares
                                       -------------------------   -------------------------   -------------------------
                                       Year Ended   Period Ended   Year Ended   Period Ended   Year Ended   Period Ended
                                        Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,      Dec. 31,
                                          1996        1995(1)         1996        1995(1)         1996        1995(1)
                                       ----------   ------------   ----------   ------------   ----------   ------------
Net asset value, beginning of
  period                                 $10.75        $10.00        $10.81       $ 10.00       $ 10.81       $ 10.00
Income from investment operations:
Net investment income                      0.54          0.98          0.47          0.91          0.59          1.02
Net realized and unrealized gains
  (losses) on investments                  0.04          1.10          0.06          1.16          0.04          1.16
                                         ------        ------        ------       -------       -------       -------
  Total from investment operations         0.58          2.08          0.53          2.07          0.63          2.18
                                         ------        ------        ------       -------       -------       -------
Less distributions:
From net investment income                (0.54)        (0.98)        (0.47)        (0.91)        (0.59)        (1.02)
In excess of net investment income           --         (0.01)           --         (0.01)           --         (0.01)
From realized gains                          --         (0.34)           --         (0.34)           --         (0.34)
                                         ------        ------        ------       -------       -------       -------
  Total distributions                     (0.54)        (1.33)        (0.47)        (1.26)        (0.59)        (1.37)
                                         ------        ------        ------       -------       -------       -------
Net change in net asset value              0.04          0.75          0.06          0.81          0.04          0.81
                                         ------        ------        ------       -------       -------       -------
Net asset value, end of period           $10.79        $10.75        $10.87       $ 10.81       $ 10.85       $ 10.81
                                         ======        ======        ======       =======       =======       =======
  Total Return (C)                         5.62%        21.10%(b)      5.01%        20.90%(b)      5.99%        22.13%(b)
Ratios/Supplemental Data
Net assets, end of period (in
  000's)                                 $2,006        $  487        $   46       $     4       $53,845       $14,504
Ratios to average net assets:
  Expenses                                 1.15%         1.33%(a)      1.90%         2.03%(a)      0.90%         0.95%(a)
  Net investment income                    4.74%         4.91%(a)      3.99%         4.39%(a)      4.99%         5.71%(a)
  Expenses without fee
    waivers/reimbursed expenses            1.94%         3.65%(a)      4.08%         8.69%(a)      1.40%         1.93%(a)
  Net investment income without fee
    waivers/reimbursed expenses            3.95%         2.59%(a)      1.81%        (2.28)%(a)     4.49%         4.73%(a)
Portfolio turnover rate                   97.82%        48.03%(b)     97.82%        48.03%(b)     97.82%        48.03%(b)

---------
(1) For the period January 27, 1995 (commencement of operations) through December 31, 1995.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Municipal Bond Fund

                                                                        Class A Shares
                                         -----------------------------------------------------------------------------
                                         Year Ended   Period Ended   Year Ended   Year Ended   Year Ended   Year Ended
                                          Dec. 31,      Dec. 31,      Feb. 28,     Feb. 28,     Feb. 28,     Feb. 29,
                                            1996        1995(1)         1995         1994         1993         1992
                                         ----------   -----------    ----------   ---------    ----------   ---------
Net asset value, beginning of period      $ 12.64        $12.06        $12.13      $ 13.25      $ 12.49       $12.10
Income from investment operations:
Net investment income                        0.59          0.48          0.60         0.63         0.70         0.76
Net realized and unrealized gains
  (losses) on investments                   (0.18)         0.82         (0.07)       (0.15)        1.01         0.47
                                          -------        ------        ------      -------      -------       ------
  Total from investment operations           0.41          1.30          0.53         0.48         1.71         1.23
                                          -------        ------        ------      -------      -------       ------
Less distributions:
From net investment income                  (0.58)        (0.48)        (0.60)       (0.63)       (0.70)       (0.76)
From realized gains                         (0.01)        (0.24)           --        (0.96)       (0.25)       (0.08)
In excess of realized gains                 (0.10)           --            --        (0.01)          --           --
  Total distributions                       (0.69)        (0.72)        (0.60)       (1.60)       (0.95)       (0.84)
                                          -------        ------        ------      -------      -------       ------
Net change in net asset value               (0.28)         0.58         (0.07)       (1.12)        0.76         0.39
                                          -------        ------        ------      -------      -------       ------
Net asset value, end of period            $ 12.36        $12.64        $12.06      $ 12.13      $ 13.25       $12.49
                                          =======        ======        ======      =======      =======       ======
  Total Return (c)                           3.36%        10.95%(b)      4.45%        3.70%       14.37%       10.50%
Ratios/Supplemental Data
Net assets, end of period (in 000's)      $29,352        $7,426        $6,840      $ 9,234      $11,290       $6,591
Ratios to average net assets:
  Expenses                                   0.83%         0.89%(a)      1.98%        0.00%        0.00%        0.00%
  Net investment income                      4.54%         4.57%(a)      5.09%        4.85%        5.49%        5.99%
  Expenses without fee waivers/
    reimbursed expenses                      0.89%         1.04%(a)      3.89%        1.44%        1.59%        2.75%
  Net investment income without fee
    waivers/reimbursed expenses              4.48%         4.43%(a)      3.18%        3.41%        3.90%        3.24%
Portfolio turnover rate                     64.51%        69.31%(b)     60.78%      175.06%       88.53%       66.28%

---------
(1) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Municipal Bond Fund -- (Continued)

                                                  Class B Shares                                     Class I Shares
                              -------------------------------------------------------   ---------------------------------------
                              Year Ended   Period Ended   Period Ended   Period Ended   Year Ended   Period Ended  Period Ended
                               Dec. 31,      Dec. 31,       Dec. 2,        Feb. 28,      Dec. 31,      Dec. 31,       Feb. 28,
                                 1996        1995(2)        1994(3)        1994(4)         1996        1995(1)        1995(5)
                              ----------   -----------    ------------   ------------    ---------   ------------   ---------
Net asset value, beginning
  of period                   $12.65        $12.17        $ 12.14        $ 12.37       $  12.63      $  12.06       $  12.06
Income (loss) from
 investment
 operations:
Net investment income           0.52          0.34           0.41           0.03           0.65          0.52           0.05
Net realized and
  unrealized gains
  (losses) on investments      (0.21)         0.72          (0.70)         (0.23)         (0.20)         0.81             --
                              ------        ------        -------        -------       --------      --------       --------
  Total from investment
    operations                  0.31          1.06          (0.29)         (0.20)          0.45          1.33           0.05
                              ------        ------        -------        -------       --------      --------       --------
Less distributions:
From net investment income     (0.49)        (0.34)         (0.41)         (0.03)         (0.61)        (0.52)         (0.05)
From realized gains            (0.01)        (0.24)            --             --          (0.01)        (0.24)            --
In excess of realized
  gains                        (0.10)           --             --             --          (0.10)           --             --
  Total distributions          (0.60)        (0.58)         (0.41)         (0.03)         (0.72)        (0.76)         (0.05)
                              ------        ------        -------        -------       --------      --------       --------
Net change in net asset
  value                        (0.29)         0.48          (0.70)         (0.23)         (0.27)         0.57             --
                              ------        ------        -------        -------       --------      --------       --------
Conversion to Class A
  Shares (6)                      --            --         (11.44)(6)         --             --            --             --
                              ------        ------        -------        -------       --------      --------       --------
Net asset value, end of
  period                      $12.36        $12.65        $    --        $ 12.14       $  12.36      $  12.63       $  12.06
                              ======        ======        =======        =======       ========      ========       ========
  Total Return (c)              2.56%         8.81%(b)      (4.30)%(b)     (1.64)%(b)      3.76%        11.20%(b)
   0.39%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                  $  672        $  238        $    --        $     2       $338,104      $240,160       $220,143
Ratios to average net
  assets:
  Expenses                      1.58%         1.66%(a)       3.18%(a)       0.50%(a)       0.58%         0.54%(a)       0.65%(a)
  Net investment income         3.79%         3.61%(a)       4.51%(a)       4.10%(a)       4.79%         4.95%(a)       5.45%(a)
  Expenses without fee
    waivers/ reimbursed
    expenses                    1.70%         2.04%(a)       5.85%(a)       2.91%(a)       0.68%         0.67%(a)       0.79%(a)
  Net investment income
    without fee
    waivers/reimbursed
    expenses                    3.67%         3.23%(a)       1.84%(a)       1.69%(a)       4.69%         4.81%(a)       5.31%(a)
Portfolio turnover rate        64.51%        69.31%(b)      60.78%(b)     175.06%(b)      64.51%        69.31%(b)      60.78%(b)

---------

(1) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(2) For the period April 4, 1995 (re-offering date of Class B Shares) through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(3) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.

(4) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.

(5) For the period February 1, 1995 (initial offering date of Class I Shares) through February 28, 1995.

(6) On December 2, 1994, the Fund terminated its offering of Class B Shares under the then-current sales load schedule and such shares converted to Class A Shares.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sales load or redemption charges.

                      See Notes to Financial Statements.

Pegasus Funds
  FINANCIAL HIGHLIGHTS

Pegasus Intermediate Municipal Bond Fund

                                                                 Class A Shares
                                         -----------------------------------------------------------------
                                           Year      Period        Year       Year       Year       Year
                                          Ended      Ended        Ended      Ended      Ended      Ended
                                         Dec. 31,   Dec. 31,     Feb. 28,   Feb. 28,   Feb. 28,   Feb. 29,
                                           1996     1995(1)        1995       1994       1993       1992
                                         --------   --------     --------   --------   --------   --------
Net asset value, beginning of period     $ 12.25    $ 11.79      $ 12.18    $ 12.79    $ 12.25    $ 11.95
Income (loss) from investment
  operations:
Net investment income                       0.53       0.44         0.55       0.61       0.64       0.76
Net realized and unrealized gains
  (losses) on investments                  (0.09)      0.56        (0.36)      0.01       0.68       0.37
                                         -------    -------      -------    -------    -------    -------
  Total from investment operations          0.44       1.00         0.19       0.62       1.32       1.13
                                         -------    -------      -------    -------    -------    -------
Less distributions:
From net investment income                 (0.51)     (0.44)       (0.55)     (0.61)     (0.64)     (0.76)
From realized gains                        (0.08)     (0.10)       (0.03)     (0.62)     (0.14)     (0.07)
                                         -------    -------      -------    -------    -------    -------
  Total distributions                      (0.59)     (0.54)       (0.58)     (1.23)     (0.78)     (0.83)
                                         -------    -------      -------    -------    -------    -------
Net change in net asset value              (0.15)      0.46        (0.39)     (0.61)      0.54       0.30
                                         -------    -------      -------    -------    -------    -------
Conversion to Class A shares (3)              --         --           --         --         --         --
                                         -------    -------      -------    -------    -------    -------
Net asset value, end of period           $ 12.10    $ 12.25      $ 11.79    $ 12.18    $ 12.79    $ 12.25
                                         =======    =======      =======    =======    =======    =======
  Total Return (c)                          3.69%      8.58%(b)     1.64%      4.94%     11.26%      9.78%
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                             $19,049    $17,777      $17,243    $28,826    $27,885    $18,310
Ratios to average net assets:
  Expenses                                  0.83%      0.83%(a)     0.29%      0.06%        --         --
  Net investment income                     4.37%      4.30%(a)     4.73%      4.78%      5.16%      6.15%
  Expenses without fee waivers/
    reimbursed expenses                     0.88%      0.97%(a)     1.38%      1.27%      1.31%      1.72%
  Net investment income without fee
    waivers/reimbursed expenses             4.32%      4.16%(a)     3.64%      3.57%      3.85%      4.43%
Portfolio turnover rate                    52.95%     44.75%(b)   128.02%    167.95%     63.67%     86.91%



                                                          Class B Shares
                                         -------------------------------------------------------
                                          Year     Period      Period      Period       Period
                                         Ended      Ended       Ended       Ended        Ended
                                         Dec. 31,  Dec. 31,    Feb. 28,    Dec. 2,      Feb. 28,
                                           1996     1995(1)     1995(2)     1994(3)      1994(4)
                                         --------  --------    --------    -------      --------
Net asset value, beginning of period     $12.25    $ 11.80     $ 11.57     $ 12.18      $ 12.32
Income (loss) from investment
  operations:
Net investment income                      0.44       0.37        0.04        0.37         0.03
Net realized and unrealized gains
  (losses) on investments                 (0.09)      0.55        0.23       (0.72)       (0.14)
                                         ------    -------     -------     -------      -------
  Total from investment operations         0.35       0.92        0.27       (0.35)       (0.11)
                                         ------    -------     -------     -------      -------
Less distributions:
From net investment income                (0.42)     (0.37)      (0.04)      (0.37)       (0.03)
From realized gains                       (0.08)     (0.10)         --       (0.03)          --
                                         ------    -------     -------     -------      -------
  Total distributions                     (0.50)     (0.47)      (0.04)      (0.40)       (0.03)
                                         ------    -------     -------     -------      -------
Net change in net asset value             (0.15)      0.45        0.23       (0.75)       (0.14)
                                         ------    -------     -------     -------      -------
Conversion to Class A shares (3)             --         --          --      (11.43)          --
                                         ------    -------     -------     -------      -------
Net asset value, end of period           $12.10    $ 12.25     $ 11.80     $    --      $ 12.18
                                         ======    =======     =======     =======      =======
  Total Return (c)                         2.90%      7.75%(b)    2.30%(b)   (2.98)%(b)   (0.93)%(b)
Ratios/Supplemental Data
Net assets, end of period
  (in 000's)                             $  611    $   341     $     6     $    --      $    12
Ratios to average net assets:
  Expenses                                 1.58%      1.71%(a)    1.36%(a)    0.76%(a)     0.75%(a)
  Net investment income                    3.62%      3.36%(a)    3.72%(a)    4.03%(a)     1.68%(a)
  Expenses without fee waivers/
    reimbursed expenses                    1.68%      2.01%(a)    1.64%(a)    2.00%(a)     3.00%(a)
  Net investment income without fee
    waivers/reimbursed expenses            3.52%      3.06%(a)    3.44%(a)    2.79%(a)    (0.57)%(a)
Portfolio turnover rate                   52.95%     44.75%(b)  128.02%(b)  128.02%(b)   167.95%(b)

(1) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.
(2) For the period January 30, 1995 (re-offering date of Class B Shares) through February 28, 1995.
(3) For the period March 1, 1994 through December 2, 1994. On December 2, 1994, the Fund terminated its offering of Class B Shares and such shares converted to Class A Shares.
(4) For the period February 8, 1994 (initial offering date of Class B Shares) through February 28, 1994.

(a) Annualized.
(b) Not annualized.
(c) Total returns as presented do not include any applicable sale load or redemption charges.

                       See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Intermediate Municipal Bond Fund -- (Continued)

                                                                  Class I Shares
                                                      --------------------------------------
                                                      Year Ended   Period Ended   Year Ended
                                                       Dec. 31,      Dec. 31,      Feb. 28,
                                                         1996         1995(1)       1995(2)
                                                      ----------   ------------   ----------
Net asset value, beginning of period                   $  12.25      $  11.80      $  11.57
Income from investment operations:
Net investment income                                      0.56          0.47          0.04
Net realized and unrealized gains (losses) on
  investments                                             (0.08)         0.55          0.23
                                                       --------      --------      --------
  Total from investment operations                         0.48          1.02          0.27
                                                       --------      --------      --------
Less distributions:
From net investment income                                (0.54)        (0.47)        (0.04)
                                                       --------      --------      --------
From realized gains                                       (0.08)        (0.10)           --
                                                       --------      --------      --------
  Total distributions                                     (0.62)        (0.57)        (0.04)
                                                       --------      --------      --------
Net change in net asset value                             (0.14)         0.45          0.23
                                                       --------      --------      --------
Net asset value, end of period                         $  12.11      $  12.25      $  11.80
                                                       ========      ========      ========
  Total Return (c)                                         4.05%         8.76%(b)      2.37%(b)
Ratios/Supplemental Data
Net assets, end of period (in 000's)                   $373,970      $373,753      $365,801
Ratios to average net assets:
  Expenses                                                 0.58%         0.55%(a)      0.50%(a)
  Net investment income                                    4.62%         4.78%(a)      4.79%(a)
  Expenses without fee waivers/ reimbursed expenses        0.64%         0.68%(a)      0.60%(a)
  Net investment income without fee
    waivers/reimbursed expenses                            4.56%         4.65%(a)      4.69%(a)
Portfolio turnover rate                                   52.95%        44.75%(b)    128.02%(b)

(1) For the period March 1, 1995 through December 31, 1995. Effective March 1, 1995, the Fund changed its fiscal year end from February 28 to December 31.

(2) For the period February 1, 1995 (initial offering date of Class I Shares) through February 28, 1995.

(a) Annualized.

(b) Not annualized.

(c) Total returns as presented do not include any applicable sale load or redemption charges.

                       See Notes to Financial Statements.

Pegasus Funds
   FINANCIAL HIGHLIGHTS

Pegasus Michigan Municipal Bond Fund

                                     Class A Shares                Class B Shares                 Class I Shares
                       -----------------------------------------------------------------------------------------------------
                         Year       Year       Year      Period        Period         Year       Year       Year      Period
                         Ended      Ended      Ended      Ended         Ended         Ended      Ended      Ended      Ended
                       Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,      Dec. 31,      Dec. 31,   Dec. 31,   Dec. 31,   Dec. 31,
                         1996       1995       1994      1993(1)       1996(2)        1996       1995       1994      1993(1)
                       --------   --------   --------   --------      --------      --------   --------   --------   --------
Net asset value,
  beginning of
  period                $ 10.60    $  9.54    $ 10.60    $ 10.00       $10.00        $ 10.60    $  9.54    $ 10.60    $ 10.00
Income (loss) from
  investment
  operations:
Net investment
  income                   0.48       0.48       0.50       0.44         0.07           0.49       0.48       0.50       0.44
Net realized and
  unrealized gains
  (losses) on
  investments             (0.14)      1.06      (1.06)      0.59         0.17          (0.14)      1.06      (1.06)      0.59
                        -------    -------    -------    -------       ------        -------    -------    -------    -------
  Total from
    investment
    operations             0.34       1.54      (0.56)      1.03         0.24           0.35       1.54      (0.56)      1.03
                        -------    -------    -------    -------       ------        -------    -------    -------    -------
Less distributions:
From net investment
  income                  (0.46)     (0.48)     (0.50)     (0.43)       (0.06)         (0.47)     (0.48)     (0.50)     (0.43)
                        -------    -------    -------    -------       ------        -------    -------    -------    -------
  Total
    distributions         (0.46)     (0.48)     (0.50)     (0.43)       (0.06)         (0.47)     (0.48)     (0.50)     (0.43)
                        -------    -------    -------    -------       ------        -------    -------    -------    -------
Net change in net
  asset value             (0.12)      1.06      (1.06)      0.60         0.18          (0.12)      1.06      (1.06)      0.60
                        -------    -------    -------    -------       ------        -------    -------    -------    -------
Net asset value,
  end of period         $ 10.48    $ 10.60    $  9.54    $ 10.60       $10.18        $ 10.48    $ 10.60    $  9.54    $ 10.60
                        =======    =======    =======    =======       ======        =======    =======    =======    =======
  Total Return (c)         3.32%     16.49%     (5.42)%    11.50%(a)     2.45%(b)       3.44%     16.49%     (5.42)%    11.50%(a)

Ratios/Supplemental
  Data
Net assets, end of
  period
  (in 000's)            $18,575    $21,034    $21,106    $26,342       $  110        $41,909    $32,419    $24,157    $15,772
Ratios to average
  net assets:
  Expenses                 0.88%      0.79%      0.53%      0.19%(a)     1.69%(a)       0.77%      0.79%      0.53%      0.19%(a)

  Net investment
    income                 4.57%      4.71%      5.01%      5.12%(a)     2.01%(a)       4.68%      4.71%      5.01%      5.12%(a)

  Expenses without
    fee waivers/
    reimbursed
    expenses               0.96%      1.04%      1.05%      1.21%(a)     1.77%(a)       0.85%      1.04%      1.05%      1.21%(a)

  Net investment
    income without
    fee
    waivers/reimbursed
    expenses               4.49%      4.46%      4.49%      4.10%(a)     1.93%(a)       4.60%      4.46%      4.49%      4.10%(a)

Portfolio turnover
  rate                    24.49%     26.97%     25.93%     41.70%(b)    24.49%(a)      24.49%     26.97%     25.93%     41.70%(b)

(1) For the period February 1, 1993 (commencement of operations) through December 31, 1993.
(2) For the period September 23, 1996 (initial offering date of Class B shares) through December 31, 1996.
(a) Annualized.
(b) Not annualized.
(c) Total returns as presented do not include any applicable sales load or redemption charges or redemption charges.
                       See Notes to Financial Statements.

                    REPORT OF INDEPENDENT PUBLIC ACCOUNTANTS

To the Trustees and Shareholders of
   the Pegasus Funds:

      We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of the PEGASUS FUNDS (comprising, as indicated in Note 1, the Managed Assets Conservative, Managed Assets Balanced, Managed Assets Growth, Equity Income, Growth, Mid-Cap Opportunity, Small Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond, Income, International Bond, Municipal Bond, Intermediate Municipal Bond and the Michigan Municipal Bond Funds), as of December 31, 1996, and the related statements of operations, changes in net assets and financial highlights for the year then ended. We have also audited the statements of changes in net assets for the year ended December 31, 1995, and the financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995 for the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and Michigan Municipal Bond Funds (formerly known as the Equity and Bond Funds of the Woodward Funds). These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The statements of changes in net assets of the Managed Assets Conservative, Equity Income, Growth, Small Cap Opportunity, Income, International Bond, Municipal Bond and the Intermediate Municipal Bond Funds (formerly known as the Asset Allocation, Equity, Bond and Municipal Bond Funds of the Prairie Funds) for the year ended December 31, 1995, and the financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, were audited by other auditors whose report dated February 23, 1996, expressed an unqualified opinion on those statements.

      We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included physical counts and confirmation of securities owned as of December 31, 1996, by inspection and correspondence with custodians, banks and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

      In our opinion, the 1996 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Pegasus Funds as of December 31, 1996, the results of their operations, the changes in their net assets and the financial highlights for the year then ended in conformity with generally accepted accounting principles. The 1995 financial statements and financial highlights for the Managed Assets Balanced, Mid-Cap Opportunity, Intrinsic Value, Growth and Value, Equity Index, International Equity, Intermediate Bond, Bond, Short Bond and the Michigan Municipal Bond Funds (formerly known as the Equity and Bond Funds of the Woodward Funds) present fairly, in all material respects, the changes in their net assets for the year ended December 31, 1995, and the financial highlights for each of the periods from inception (as indicated in Note 1) through December 31, 1995, in conformity with generally accepted accounting principles.

                                            ARTHUR ANDERSEN LLP

Detroit, Michigan,
   February 24, 1997.

RESULTS OF SPECIAL SHAREHOLDER MEETING (Unaudited)

        On July 10, 1996, July 31, 1996, and August 14, 1996 special meetings of the shareholders of the Pegasus Growth and Value, Mid-Cap Opportunity, Intrinsic Value, Managed Assets Balanced, International Equity, Equity Index, Bond, Intermediate Bond, Short Bond, Municipal, and Michigan Municipal Funds and the Woodward Capital Growth were held to approve the following proposals.

      The shareholders approved these proposals with respect to Pegasus Growth and Value, Mid-Cap Opportunity, Intrinsic Value, Managed Assets Balanced Funds, International Equity, Equity Index, Bond, Intermediate, Short Bond, Municipal, and Michigan Municipal Funds and the Woodward Capital Growth are as follows:

1. To approve a new investment advisory agreement ("New Advisory Agreement") between each Trust, NBD Bank ("NBD") and First Chicago Investment Management Company ("FCIMCO")

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,697,375.108     569,461.717   428,342.013
Opportunity            29,002,795.415     239,823.146   189,058.837
Intrinsic Value        14,485,532.163     254,925.088    71,876.526
Capital Growth          8,987,121.528     322,943.598    69,443.120
Balanced                7,876,687.721      16,097.329     9,040.511
International Equity    9,126,519.368     137,907.768    18,593.984
Equity Index           34,417,695.128      63,069.751    14,393.793
Bond Fund              25,307,211.375     318,154.139   328,809.499
Intermediate Bond      22,944,773.308   1,432,426.897   257,485.237
Short Bond             10,433,399.184      10,526.302    90,755.620
Municipal               5,263,616.915      54,710.756    53,915.719
Michigan Municipal      3,104,687.396      51,897.900   141,228.555

2. To approve a change to the fundamental investment limitations of each Fund of the Trust with regard to the following:

  a) investment in commodities

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           37,714,498.955     895,808.045   832,712.838
Opportunity            28,007,923.975     821,674.891   340,716.532
Intrinsic Value        14,242,959.536     379,208.020    91,019.221
Capital Growth          8,761,346.280     508,381.571    96,114.395
Balanced                7,853,765.509      35,605.998    12,454.054
International Equity    9,008,745.100     241,192.304    33,083.716
Equity Index           33,503,852.290     126,796.386   864,509.996
Bond Fund              24,907,043.588     524,065.731   446,863.694
Intermediate Bond      22,710,386.794   1,493,601.048   362,712.600
Short Bond             10,294,683.875     104,488.063   113,532.168
Municipal               5,003,336.149     208,220.641    85,478.600
Michigan Municipal      2,876,994.005     250,066.886   136,458.960

  b) expanded power to borrow

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           37,808,221.643     850,023.261   784,774.934
Opportunity            28,041,208.887     832,447.816   296,658.695
Intrinsic Value        14,237,759.299     392,511.147    82,916.331
Capital Growth          8,781,777.849     489,751.365    94,313.032
Balanced                7,849,899.720      29,627.946    22,297.895
International Equity    9,007,444.430     248,907.119    26,669.571
Equity Index           33,487,142.647     144,746.540   863,269.485
Bond Fund              24,887,424.769     579,395.271   411,152.973
Intermediate Bond      22,706,601.878   1,549,366.977   310,731.587
Short Bond             10,314,370.301      90,236.598   108,097.207
Municipal               4,957,872.616     227,516.886   111,645.888
Michigan Municipal      2,961,040.035     147,333.619   155,146.197

  c) issuing senior securities

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           37,860,869.332     777,283.057   804,867.449
Opportunity            28,128,015.850     686,609.712   355,689.836
Intrinsic Value        14,273,227.662     326,855.969   113,103.146
Capital Growth          8,799,493.215     463,111.024   103,238.007
Balanced                7,853,795.461      26,094.966    21,935.134
International Equity    9,014,825.615     226,112.025    42,083.480
Equity Index           33,495,858.592     111,208.705   888,091.375
Bond Fund              25,015,352.077     437,271.214   425,349.722
Intermediate Bond      22,704,780.507   1,462,351.333   399,568.602
Short Bond             10,367,475.356      22,453.776   122,774.974
Municipal               5,033,294.958     164,206.258    99,534.174
Michigan Municipal      3,044,629.330      77,656.327   141,234.194

3. To approve a change to the fundamental investment policies and limitations of certain Funds of the Trust as follows:

  a) to approve a change of the diversification policy of the International Equity and Municipal Bond Funds from a diversified to a non-diversified policy

        Fund            Affirmative      Against       Abstain
        ----            -----------      -------       -------
International Equity   9,014,021.540   232,693.694    36,305.886
Municipal              5,054,157.328    83,564.036   159,314.026

  c) to approve a change to the fundamental investment limitation concerning concentration of investments in a particular industry with respect to the Funds

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,190,362.372     743,968.203   508,689.263
Opportunity            28,257,950.420     658,048.321   254,316.657
Intrinsic Value        14,310,207.453     313,409.003    89,570.321
Capital Growth          8,842,837.920     445,620.866    77,383.460
Balanced                7,861,861.566      18,105.917    21,858.078
International Equity    9,035,260.093     210,111.755    37,649.272
Equity Index           34,319,473.399     133,179.183    42,506.090
Bond Fund              25,012,877.274     436,057.624   429,038.115
Intermediate Bond      22,840,260.522   1,441,641.495   284,798.425
Short Bond             10,366,391.971      54,576.629    91,735.506
Municipal               5,087,970.000      62,993.685   146,071.705
Michigan Municipal      2,991,355.818     103,035.019   169,129.014

4. To approve a change of the following fundamental policies and limitations to non-fundamental policies and limitations:

   a) limitation prohibiting investing, with respect to 50% of its total assets, more than 5% of its assets in the securities of any one issuer

       Fund           Affirmative      Against      Abstain
       ----           -----------      -------      -------
Michigan Municipal   3,053,469.396   69,578.895   140,471.560

  b) limitation on investment in other investment companies

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,066,818.873     825,096.611   551,104.354
Opportunity            28,250,504.833     617,701.973   302,108.592
Intrinsic Value        14,303,918.162     330,470.069    78,798.546
Capital Growth          8,820,530.496     450,430.595    94,881.155
Balanced                7,867,137.459      15,625.134    19,062.968
International Equity    9,033,904.938     215,700.561    33,415.621
Equity Index           34,341,054.125     110,609.104    43,495.443
Bond Fund              25,045,699.159     425,366.192   406,907.662
Intermediate Bond      22,854,609.963   1,420,937.147   291,153.332
Short Bond             10,377,966.417      25,662.718   109,074.971
Municipal               5,084,746.681      94,580.455   117,708.254
Michigan Municipal      3,001,967.456     125,664.845   135,887.550

  c) limitation on illiquid securities

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,025,425.989     844,852.007   572,741.842
Opportunity            28,202,459.565     657,059.546   310,796.287
Intrinsic Value        14,263,943.771     356,029.500    93,213.506
Capital Growth          8,765,508.741     498,507.470   101,826.035
Balanced                7,866,803.714      13,025.930    21,995.917
International Equity    9,030,678.918     218,607.391    33,734.811
Equity Index           34,331,152.906     120,339.654    43,666.112
Bond Fund              24,980,768.023     430,468.509   466,736.481
Intermediate Bond      22,802,881.441   1,453,967.354   309,851.647
Short Bond             10,343,453.187      60,175.948   109,074.971
Municipal               5,100,147.516     103,934.541    92,953.333
Michigan Municipal      3,039,205.823      93,085.312   131,228.716

  d) limitation on purchasing securities on margin

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,030,798.331     851,788.806   560,432.701
Opportunity            28,176,388.181     691,235.944   302,691.273
Intrinsic Value        14,264,733.243     361,080.498    87,373.036
Capital Growth          8,852,552.229     411,546.147   101,743.870
Balanced                7,868,320.053      11,884.108    21,621.400
International Equity    9,013,199.606     235,383.903    34,437.611
Equity Index           34,381,212.589      72,095.370    41,850.713
Bond Fund              25,038,543.953     422,092.541   417,336.519
Intermediate Bond      22,781,701.176   1,463,123.514   321,875.752
Short Bond             10,376,781.728      26,847.407   109,074.971
Municipal               5,062,732.924     111,188.929   123,113.537
Michigan Municipal      3,056,357.552      76,237.998   130,924.301

  e) limitation on purchasing securities of companies for the purpose of exercising control

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,037,340.136     843,099.119   562,580.583
Opportunity            28,199,207.541     669,563.630   301,544.227
Intrinsic Value        14,271,641.790     354,527.969    87,017.018
Capital Growth          8,858,369.467     412,785.772    94,687.007
Balanced                7,857,247.828      23,386.776    21,190.957
International Equity    9,033,905.957     217,621.822    31,493.341
Equity Index           33,586,096.416     866,282.991    42,779.265
Bond Fund              25,026,946.501     426,973.063   424,053.449
Intermediate Bond      22,811,628.089   1,450,797.329   304,275.024
Short Bond             10,378,176.680      25,452.456   109,074.970
Municipal               5,098,123.712     105,066.752    93,844.926
Michigan Municipal      3,031,995.629     109,222.432   122,301.790

  f) limitation on writing or selling put options, call options, straddles, spreads, or any combinations thereof

        Fund             Affirmative      Against       Abstain
Growth/Value           38,042,540.909   836,142.669   564,336.260
Opportunity            28,190,886.666   670,389.134   309,039.598
Intrinsic Value        14,266,607.386   366,739.429    79,839.962
Capital Growth          8,864,326.993   399,603.088   101,912.165
Balanced                7,862,705.753    16,908.649    22,211.159
International Equity    9,033,277.928   219,098.401    30,644.791
Equity Index           34,340,309.591   111,924.816    42,924.265
Bond Fund              25,053,258.585   393,787.324   430,927.104
Short Bond             10,339,635.071    63,994.065   109,074.970
Municipal               5,018,571.003   172,826.343   105,638.044
Michigan Municipal      3,072,261.025    68,957.036   122,301.790

                                     200

5. To approve certain changes to fundamental investment objectives.

        Fund             Affirmative      Against       Abstain
        ----             -----------      -------       -------
Growth/Value           38,176,969.576   712,619.137   553,431.125
Opportunity            28,264,577.866   615,516.774   290,220.758
Capital Growth          8,901,322.257   389,056.769    75,463.220
International Equity    9,044,735.806   208,414.729    29,870.585

6. To ratify the appointment of two Trustees to the Board of Trustees of each Trust.

    Elected Trustees                         Current Trustees
    Ms. Marilyn McCoy      Mr. Will M. Caldwell *  Mr. Julius L. Pallone * Mr.
    Mr. John P. Gould      Donald L. Tuttle
                           Dr. Nicholas J. DeGrazia *  Mr. Donald B. Sutherland

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,615,486.919     615,153.663   464,538.256
Opportunity            28,966,936.504     240,565.099   224,175.795
Intrinsic Value        14,488,742.021     239,325.593    84,266.163
Capital Growth          9,012,944.926     294,979.929    71,583.391
Balanced                7,897,014.024      10,057.404    17,477.133
International Equity    9,131,820.552     127,803.514    31,238.054
Equity Index           34,547,392.060      24,423.921    15,656.691
Bond Fund              25,286,806.469     274,474.859   392,893.685
Intermediate Bond      22,977,680.012   1,372,752.155   284,253.315
Short Bond             10,424,050.724      19,343.290    91,287.092
Municipal               5,289,174.601       7,953.418    75,115.371
Michigan Municipal      3,116,022.959      43,973.575   137,817.317

7. To approve amendments to the Amended and Restated Declaration of Trust of the Trust.

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,215,003.824     766,803.929   461,212.085
Opportunity            28,664,222.192     266,248.897   239,844.309
Intrinsic Value        14,358,649.285     275,225.484    79,312.008
Capital Growth          8,944,338.436     332,715.816    88,787.994
Balanced Fund           7,857,439.852      18,996.666    25,389.043
International Equity    9,114,161.333     133,498.445    35,361.342
Equity Index           34,412,698.927      66,044.834    16,414.911
Bond Funds             25,097,517.842     348,006.864   432,448.307
Intermediate Bond      22,892,930.367   1,395,329.721   278,442.354
Short Bond             10,380,424.290      16,265.847   137,990.969
Municipal               5,010,583.464     198,118.597    88,333.329
Michigan Municipal      3,461,981.270      86,932.809   163,829.213

8. To transact such other business as may properly come before the Meetings or any adjournment thereof.

        Fund             Affirmative       Against        Abstain
        ----             -----------       -------        -------
Growth/Value           38,587,151.288     570,898.842   537,128.708
Opportunity            28,701,598.882     383,407.629   346,670.887
Intrinsic Value        14,488,044.400     228,099.160    96,190.217
Capital Growth          8,862,036.696     440,186.116    77,285.434
Balanced Fund           7,892,907.143      13,250.898    18,390.520
International Equity    9,109,780.714     129,051.277    52,030.129
Equity Index           34,530,401.727      33,164.862    23,906.083
Bond Fund              25,289,548.134     218,371.943   446,254.936
Intermediate Bond      22,993,450.447   1,349,962.977   291,272.018
Short Bond             10,380,424.290      16,265.847   137,990.969
Municipal               5,267,301.655      37,135.864    67,805.871
Michigan Municipal      3,139,579.493      22,433.856   135,800.502

[BACKCOVER]




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